UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.         )

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Asensus Surgical, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Asensus Surgical, Inc.
1 TW Alexander Drive
Suite 160
Durham, North Carolina 27703

July 5, 2024

To the stockholders of Asensus Surgical, Inc.:

On June 6, 2024, Asensus Surgical, Inc. (“Asensus”) entered into an agreement to be acquired by way of a cash-out merger. If the proposed merger is completed, Asensus will become an indirect, wholly-owned subsidiary of KARL STORZ SE & Co. KG, or KARL STORZ, and at the effective time of the merger each outstanding share of our common stock will be converted into the right to receive $0.35 in cash, without interest and less any applicable withholding taxes.

The disinterested members of our board of directors unanimously approved the merger agreement and has called a special meeting of our stockholders at which stockholders will have the opportunity to consider and vote upon a proposal to approve and adopt the merger agreement. The disinterested members of our board of directors unanimously recommends that you vote “FOR” each of the proposals to be considered at the special meeting, including approval of the adoption of the merger agreement. The attached Notice of Special Meeting includes further details about the special meeting, which will be held exclusively online via live audio webcast, in a virtual meeting format, beginning promptly at 10:00 a.m. Eastern Time on August 7, 2024.

No matter how many shares you own, your vote is important. The merger cannot be completed unless the merger agreement is approved and adopted by the holders of a majority of the outstanding shares of our common stock. A failure to vote your shares of our common stock on the proposal to approve and adopt the merger agreement will have the same effect as a vote “AGAINST” the proposal.

The attached proxy statement provides you with detailed information about the special meeting, the merger agreement and the merger. A copy of the merger agreement is attached as Appendix A. I encourage you to read the proxy statement, including its appendices and the documents incorporated by reference, carefully and in its entirety.

If you have any questions or need assistance in voting your shares, please contact our proxy solicitor, Alliance Advisors, by telephone at (844) 858-7383.

Thank you for your continued support.

Sincerely,

David B. Milne
Chair of the Board of Directors

Anthony Fernando

President and Chief Executive Officer

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE MERGER, PASSED UPON THE MERITS OR FAIRNESS OF THE MERGER OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The accompanying proxy statement is dated July 5, 2024, and, together with the enclosed form of proxy, is first being mailed to Asensus stockholders on or about

July 8, 2024.

Asensus Surgical, Inc.
1 TW Alexander Drive
Suite 160
Durham, North Carolina 27703

(919) 765-8400

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
to be held on

August 7, 2024

TO THE STOCKHOLDERS OF ASENSUS SURGICAL, INC.

You are cordially invited to attend a special meeting of stockholders of Asensus Surgical, Inc., a Delaware corporation (the “Company” or “Asensus” or “we” or “our”), to be held exclusively on line by live audio webcast, in a virtual meeting format, accessible via www.proxydocs.com/ASXC, beginning promptly at 10:00 a.m. Eastern Time on August 7, 2024. The purpose of the special meeting is to consider and vote upon the following proposals:

1.

Merger Proposal. To approve and adopt the Agreement and Plan of Merger, dated as of June 6, 2024 (which, as it may be amended from time to time, we refer to as the “merger agreement”), by and among KARL STORZ Endoscopy-America, Inc., a California corporation (“Parent”), and Karl Storz California Inc., a California corporation (“Merger Sub”), pursuant to which Asensus would be acquired by way of a merger with and into Merger Sub with Asensus surviving the merger and becoming a wholly-owned subsidiary of Parent, which we refer to as the “merger.”

2.	Merger-Related Compensation Proposal. To approve, in a non-binding advisory vote, certain compensation that may be paid or become payable to our named executive officers in connection with the merger.

3.

Adjournment Proposal. To approve one or more adjournments of the special meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the merger proposal at the time of the special meeting.

The disinterested members of our Board of Directors unanimously recommends our stockholders vote “FOR” each of these proposals.

General

This Notice of Special Meeting and proxy statement in which it is included is made available to Asensus stockholders in connection with the solicitation by the Board of Directors of the Company (the “Asensus Board”) of proxies for use at the special meeting to be held exclusively online via live audio webcast, in a virtual meeting format, beginning promptly at 10:00 a.m. Eastern Time on August 7, 2024, and at any adjournment or postponement thereof.

Mailing of Proxy Statement

On or about July 8, 2024, we mailed to our stockholders this Notice of Special Meeting and the accompanying proxy statement, together with appendices, and a form of proxy containing a “control number” and instructions on how a proxy may be submitted or authorized in advance of the special meeting via telephone, by mail or over the Internet. The control number is an identifying number specific to each stockholder of record, and will also permit a stockholder, after registering at www.proxydocs.com/ASXC, to access and remotely participate at the special meeting online via live audio webcast.

Certain stockholders who share the same address may receive only one copy of this Notice of Special Meeting and proxy statement and other materials in accordance with a notice delivered earlier this year from such stockholders’ bank, broker or other holder of record unless the applicable bank, broker or other holder of record received contrary instructions. This practice, known as “householding,” is designed to reduce printing and postage costs. Stockholders owning their shares through a bank, broker or other holder of record who wish to either discontinue or commence householding may request or discontinue householding, or may request a separate copy of this Notice of Special Meeting, and proxy statement and other materials, either by contacting their bank, broker or other holder of record at the telephone number or address provided to them, or contacting us by e-mail to corporatesecretary@asensus.com, or by mail to Corporate Secretary, Asensus Surgical, Inc., 1 TW Alexander  Drive, Suite 160, Durham, North Carolina 27703.

Voting Rights and Outstanding Shares

Our Board has fixed the close of business on June 28, 2024 as the record date for determining the stockholders of the Company entitled to notice of and to vote at the special meeting. On the record date, 272,616,330 shares of common stock, $0.001 par value per share, of the Company were issued and outstanding. Each share of common stock entitles the holder to one vote on each matter to be voted on at the special meeting.

The presence, remotely or by proxy, of at least one-third of the total number of shares of common stock entitled to vote is necessary to constitute a quorum at the special meeting. However, the affirmative vote of the majority of outstanding shares as of the record date is required to approve and adopt the merger agreement. If there are not sufficient votes for a quorum, or if otherwise determined to be necessary or appropriate, the special meeting may be adjourned or postponed from time to time, including in order to permit the further solicitation of proxies. Shares voted “FOR” or “AGAINST” with respect to any proposal, or abstaining, will be counted for purposes of determining whether a quorum is present. Non-voted shares with respect to all three proposals will not be considered present and entitled to vote and will therefore not count for purposes of a quorum.

Your vote is important. Most stockholders have a choice of directing their vote over the Internet prior to the special meeting, by using a toll-free telephone number or by completing a proxy card and mailing it in a postage-paid envelope that we will provide to you upon your request. Please check the information forwarded by your bank, broker or other holder of record to see what options are available to you. The Internet and telephone proxy vote facilities for stockholders of record are expected to remain open until the time that the voting concludes, and the polls are closed at the special meeting, but may remain open or be reopened if determined to be necessary or appropriate, or in the event of any adjournment or postponement of the special meeting. Stockholders of record may also vote via the Internet during the live audio webcast of the special meeting. In order to do so, a stockholder will need access to and will be required to input the control number assigned to that stockholder, as well as other identifying information. Beneficial owners should review the information provided to you by your bank, broker or other holder of record to see what options are available to you to attend and vote at the special meeting. We encourage all stockholders to vote by proxy in advance of the meeting. This will avoid any last-minute technical difficulties that a stockholder may otherwise experience in attending remotely and voting during the special meeting, and facilitate a prompt tabulation of the vote.

All shares of common stock entitled to vote and represented by properly submitted proxies received prior to the special meeting and not revoked, will be voted in accordance with your instructions. If no instructions are specified by a record holder, the shares of common stock represented by a proxy properly submitted by the record holder will be voted in accordance with the recommendations of the Asensus Board.

Alliance Advisors

200 Broadacres Drive, 3rd Floor
Bloomfield, NJ 07003

Stockholders, banks and brokers may call toll free: (844) 858-7383

Outside the U.S. and Canada:  1-520-524-4960

July 5, 2024 Durham, North Carolina	By Order of the Board of Directors, Anthony Fernando President and Chief Executive Officer

Appendix A	Merger Agreement
Appendix B	Opinion of Jefferies LLC
Appendix C	Section 262 of the Delaware General Corporation Law

ii

PREFACE

About This Proxy Statement

This proxy statement is being sent by Asensus Surgical, Inc., a Delaware corporation, which we refer to as “we,” “us,” “our,” “Asensus,” or the “Company,” and our board of directors, which we refer to as our “Board” or the “Asensus Board” to solicit proxies from our stockholders to vote their shares of our common stock at the special meeting of our stockholders to be held on August 7, 2024, and at any adjournment or postponement thereof. At the special meeting, our stockholders will be asked, among other things, to approve and adopt the Agreement and Plan of Merger, dated June 6, 2024, which, as it may be amended from time to time, we refer to as the “merger agreement,” by and among Asensus, KARL STORZ Endoscopy-America, Inc., a California corporation, which we refer to as “Parent,” and Karl Storz California Inc., a California corporation and a wholly-owned subsidiary of Parent, which we refer to as “Merger Sub.” Pursuant to the terms of the merger agreement, Merger Sub will merge with and into Asensus, with Asensus continuing as the surviving corporation and becoming a wholly-owned subsidiary of Parent, which we refer to as the “merger.” We sometimes refer to Asensus as the surviving corporation following the merger as the “surviving corporation.”

Additional Information

We have elected to “incorporate by reference” certain information into this proxy statement, which means that we are disclosing important information to you by referring you to certain other documents that we have filed separately with the U.S. Securities and Exchange Commission, which we refer to as the “SEC,” and certain other documents that we may file with the SEC after the date of this proxy statement but prior to the special meeting. Because these documents contain important information and may subsequently amend this proxy statement, you should monitor and review our SEC filings until the special meeting is completed. References to this proxy statement are meant to include not only the main body of this proxy statement, but also the accompanying Notice of Special Meeting and proxy card, each of the appendices, and all of the information incorporated by reference. See “Where You Can Find More Information” on page 82.

We have not authorized anyone to provide any information other than what is contained in or incorporated by reference in this proxy statement, and take no responsibility for any information others may give you. See “Miscellaneous — Legal and Cautionary Disclosures” on page 80.

Forward-Looking Statements

This proxy statement contains forward-looking statements, including statements related to our financial projections, the consequences of the outcome of the proposals to be considered and voted upon at the special meeting, the completion of the merger, or the consequences thereof. Forward-looking statements can usually be identified by the use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “possible,” “potential,” “project,” “should” and other expressions which indicate future events, expectations or trends that are not historical facts.

These forward-looking statements are based upon certain expectations and assumptions and are subject to risks and uncertainties. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Actual results could differ materially from those anticipated as a result of various factors, including:

●	Risks related to the consummation of the merger, including the risks that:

o	the merger may not be consummated within the anticipated time period, or at all;

o	we may fail to obtain stockholder approval of the merger agreement;

o	other conditions to the consummation of the merger under the merger agreement may not be satisfied; and

o	the occurrence of any event, change or other circumstance that would give rise to the termination of the merger agreement;

●	The effects that any termination of the merger agreement may have on us and our business, including the risks that:

o	our stock price may decline significantly if the merger is not completed; and

o

the merger agreement may be terminated in circumstances requiring us to pay Parent a termination fee of $3,600,000, plus any amounts then due to KARL STORZ under the secured promissory note, or the “Note,” under which we secured bridge funding to enable us to continue operations while pursuing approval of the merger agreement, which amounts could exceed $20,000,000;

●	The effects that the announcement or pendency of the merger may have on us and our business, including the risks that:

o	our business, operating results or stock price may suffer;

o	in the event that the merger is not approved by our stockholders, we will likely need to seek bankruptcy protection to preserve our assets as much as possible;

o	our current plans and operations will likely be disrupted;

o	our ability to retain or recruit employees would be adversely affected;

o	our business relationships with customers and vendors may be adversely affected; and

o	our management’s and other employees’ attention may be diverted from our ongoing operations due to the proposed merger;

●	The effect of limitations that the merger agreement places on our ability to operate our business or engage in strategic transactions as an alternative to the proposed merger;

●	The nature, cost and outcome of any future litigation and other legal proceeding, including any proceeding related to the merger; and

●

The risks described from time to time in our reports filed with the SEC under the heading “Risk Factors,” including Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on March 21, 2024, as amended by Amendment No. 1 filed with the SEC on April 29, 2024, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, filed with the SEC on May 14, 2024, any subsequent Quarterly Reports on Form 10-Q and in our other filings with the SEC.

All forward-looking statements are qualified by, and should be considered together with, these cautionary statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made.

Except as required by applicable law, we undertake no obligation to update forward-looking statements (whether as a result of new information, future events or otherwise). However, we do advise you to consult any future disclosures we make on related subjects as may be detailed in our other filings made from time to time with the SEC.

Date of Mailing

This proxy statement, together with appendices and the related form of proxy, and Notice of Special Meeting, was first mailed to Asensus stockholders on or about July 8, 2024.

PROXY STATEMENT SUMMARY

This summary highlights selected information contained in this proxy statement, including with respect to the merger agreement and the merger. We encourage you to, and you should, read carefully this entire proxy statement, its appendices and the documents referred to or incorporated by reference in this proxy statement, as this summary may not contain all of the information that may be important to you in determining how to vote. You may obtain the information incorporated by reference into this proxy statement without charge by following the instructions under the section entitled “Where You Can Find Additional Information” on page 82.

The Special Meeting

Time:	10:00 a.m., Eastern Time

Date:	August 7, 2024

Place:	Exclusively online by live audio webcast, in a virtual meeting format, accessible at www.proxydocs.com/ASXC

Record Date:	June 28, 2024

Voting Eligibility:	Stockholders as of the close of business on the record date are entitled to notice of, and to vote at, the special meeting. Each share of our common stock is entitled to one vote on all matters to be voted on. As of the close of business on the record date, there were 272,616,330 shares of our common stock outstanding.

Admission:

Only stockholders and authorized guests may attend the virtual meeting and all attendees will be required to provide the control number and other identifying information required for you to gain access to the virtual meeting. If you hold your shares in street name (i.e., through a bank, broker or other nominee), you are encouraged to pre-arrange with your bank, broker or other nominee how you may gain access to the virtual meeting.

Proposals Under Consideration

The following table summarizes each of the proposals to be considered and voted upon at the special meeting, including for each the vote required for approval, the voting recommendation of our Board, and the page number in this proxy statement where you can begin to find more information.

No.	Proposal	Voting Requirement	Voting Recommendation	See Page
1.	Merger Proposal. To approve and adopt the Agreement and Plan of Merger, dated as of June 6, 2024, by and among Asensus, Merger Sub and Parent, pursuant to which Asensus would be acquired by way of a merger and become a wholly-owned subsidiary of Parent, which we refer to as the “merger proposal.”	The affirmative vote of a majority of our shares of common stock issued and outstanding and entitled to vote, provided that a quorum is also present.	FOR	74
2.	Merger-Related Compensation Proposal. To approve, in a non-binding advisory vote, certain compensation that may be paid or become payable to our named executive officers in connection with the merger, which we refer to as the “merger-related compensation proposal.”	The affirmative vote of a majority of all shares of our common stock present in person or by proxy at the special meeting and entitled to vote; provided that a quorum is also present	FOR	75
3.	Adjournment Proposal. To approve one or more adjournments of the special meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the merger proposal at the time of the special meeting, which we refer to as the “adjournment proposal.”	The affirmative vote of a majority of all shares of our common stock present in person or by proxy at the special meeting and entitled to vote	FOR	76

The Parties

Asensus Surgical, Inc. (referred to in this proxy statement as “we,” “us,” “our,” “Asensus,” or the “company”) is a Delaware corporation. We are headquartered in Durham, North Carolina. Our common stock is listed on the NYSE American (“NYSE American”) under the symbol “ASXC.”

Parent is a California corporation and a direct wholly-owned subsidiary of KARL STORZ.

Merger Sub is a wholly-owned subsidiary of Parent formed solely for the purpose of entering into the merger agreement and consummating the transactions contemplated by the merger agreement.

For more information about these and other parties, see “Parties Involved in the Merger” on page 22.

The Merger

We are asking you to approve a proposal to approve and adopt the merger agreement as a plan of merger.

A copy of the merger agreement is attached as Appendix A. For a discussion of certain terms and conditions of the merger agreement, see the section entitled “The Merger Agreement” on page 55. References in this proxy statement to the merger agreement include the merger agreement as it may be amended from time to time.

The merger agreement provides, among other things, that at the effective time of the merger, Merger Sub will be merged with and into Asensus. Asensus will continue as the surviving corporation in the merger. As a result of the merger, Asensus’ common stock will be delisted from the NYSE American and will be deregistered under the Securities Exchange Act of 1934, which we refer to as the “Exchange Act.” As a result of the merger, Asensus will thereby become a wholly-owned subsidiary of Parent, our common stock will no longer be publicly traded and our existing stockholders will cease to have any ownership interest in Asensus. See “The Merger — The Merger and Its Effects” on page 22 and “The Merger Agreement — Structure and Corporate Effects of the Merger” on page 55.

Merger Consideration

As a result of the merger, each share of our common stock that is issued and outstanding immediately prior to the effective time of the merger will be converted into the right to receive $0.35 in cash, without interest, which we refer to as the “merger consideration,” and less any applicable withholding taxes, except for (1) any shares that are owned by Asensus as treasury stock or directly or indirectly owned by Parent, any of its subsidiaries (including Merger Sub), or by us or any of our subsidiaries, which, collectively, we refer to as the “cancelled shares,” and (2) any shares of common stock as to which appraisal rights have been perfected (and not withdrawn or lost) in accordance with applicable law, which we refer to as “dissenting shares” (as described under “The Merger Agreement — Effect of the Merger on Our Common Stock” on page 55).

At the effective time of the merger, our then outstanding common stock will no longer be outstanding and will automatically be cancelled and will cease to exist, and each holder thereof will cease to have any rights with respect to our common stock, except the right to receive the merger consideration and, for any stockholders who elect to pursue dissenter’s rights, their rights as dissenting stockholders under applicable law. See “The Merger — The Merger and Its Effects” on page 22, “The Merger — Appraisal Rights” at page 50 and “The Merger Agreement — Effect of the Merger on Our Common Stock” on page 55.

Treatment of Company Equity Awards

Company Stock Options: As of the effective time, each option to purchase shares of our common stock (each, a “Company Option”) granted by the Company under any of the Company’s Amended and Restated Incentive Compensation Plan, the TransEnterix, Inc. 2006 Stock Plan, the Rampertab Employment Inducement Performance Restricted Stock Unit Award Agreement, the Rampertab Employment Inducement Restricted Stock Award Agreement and the Rampertab Employment Inducement Stock Option Award Agreement (collectively, the “Company Incentive Plans”) that is outstanding as of immediately prior to the effective time of the merger, or the “effective time,” whether or not then vested, will be cancelled and will immediately cease to be outstanding, without any payment with respect to such Company Option or cancellation thereof except as provided in the following sentences.  At the effective time, each Company Option that is subject to a vesting schedule (“Unvested Option”) shall be canceled and converted into the conditional right to receive an amount in cash (an “Unvested Cash Option Award”) equal to the product of (1) the excess, if any, of (x) the merger consideration over (y) the per share exercise price for such Unvested Option, and (2) the total number of shares of common stock underlying such Unvested Option, less applicable tax withholdings, subject to the same vesting schedule and other terms and conditions set forth in the applicable documents immediately prior to the effective time, except for terms rendered inoperative by reason of the transactions contemplated by the merger agreement or for such other administrative or ministerial changes made in connection with the administration of such Unvested Cash Option Awards following the effective time.

Time-Based Restricted Stock Units: As of the effective time, each restricted stock unit that was granted by the Company subject to time-based vesting only (each, a “Company RSU”) that is unvested and outstanding as of immediately prior to the effective time will be cancelled and will immediately cease to be outstanding, without any payment with respect to such Company RSU or cancellation thereof except as provided in the following sentences. At the effective time, each Company RSU that is subject to a vesting schedule (“Unvested RSU”) shall be converted into the conditional right to receive an amount in cash (an “Unvested Cash RSU Award”) equal to the product of (A) the total number of shares of common stock underlying such Unvested RSU and (B) the merger consideration, less applicable tax withholdings, subject to the same vesting schedule and other terms and conditions set forth in the applicable documents (including any applicable Company Incentive Plan and RSU agreement or other document evidencing such Unvested RSU) immediately prior to the effective time, except for terms rendered inoperative by reason of the transactions contemplated by the merger agreement or for such other administrative or ministerial changes made in connection with the administration of such Unvested Cash RSU Awards following the effective time.

Performance-Based Restricted Stock Units: As of the effective time, each restricted stock unit that was granted by the Company subject to performance-based vesting conditions (each, a “Company PRSU”) that is unvested and outstanding as of immediately prior to the effective time will be cancelled and will immediately cease to be outstanding, without any payment with respect to such Company PRSU or cancellation thereof except as provided in the following sentences.

Each Company PRSU that is outstanding and no longer subject to performance-based vesting immediately prior to the effective time will vest as of and contingent upon the effective time (“Vested PRSU”). In full satisfaction of the cancellation of each Vested PRSU, Parent will cause the surviving corporation, as soon as reasonably practicable following the effective time, to pay, in accordance with the general payroll practices of the surviving corporation, to the holder of such Vested PRSU, an amount in cash in respect thereof equal to the product of (i) the merger consideration and (ii) the total number of shares of common stock underlying such Vested PRSU, less applicable tax withholdings.

At the effective time, each Company PRSU that is subject to a vesting schedule (“Unvested PRSU”) shall be converted into the conditional right to receive an amount in cash (an “Unvested Cash PRSU Award”) equal to the product of (A) the total number of shares of common stock underlying such Unvested PRSU and (B) the merger consideration, less applicable tax withholdings, subject to the same vesting schedule and other terms and conditions set forth in the applicable documents (including any applicable Company Incentive Plan and PRSU agreement or other document evidencing such Unvested PRSU) immediately prior to the effective time, including all performance-based vesting conditions, except for terms rendered inoperative by reason of the transactions contemplated by the merger agreement or for such other administrative or ministerial changes made in connection with the administration of such Unvested Cash PRSU Awards following the effective time.

As of the effective time, the Company Incentive Plans will terminate and all rights under any other plan, program or arrangement providing for the issuance or grant of any other interest with respect to the capital stock of the Company or any Company subsidiary will be cancelled.

See “The Merger Agreement — Treatment of Asensus Equity Awards” on page 56.

Certain Material U.S. Federal Income Tax Consequences of the Merger

For U.S. federal income tax purposes the exchange of our common stock for cash pursuant to the merger will generally result in the recognition of gain or loss in an amount measured by the difference, if any, between the amount of cash that such U.S. holder receives in the merger and such U.S. holder’s adjusted tax basis in the shares of our common stock surrendered. A more complete description of the U.S. federal income tax consequences of the merger is provided under “The Merger — Certain Material U.S. Federal Income Tax Consequences” on page 48.

Timing of the Merger and Related Contingencies

Timing of the Merger

The closing of the merger will take place remotely at 9:00 a.m. Eastern Time two business days after the satisfaction or waiver of the conditions set forth in the merger agreement, or at such other time otherwise agreed by the parties. We currently expect to complete the merger in the third quarter of 2024. However, we cannot predict the exact timing of completion of the merger. The date on which the closing occurs is sometimes referred to as the “closing date.” See “The Merger Agreement — Timing of the Merger” on page 55.

On the closing date, we will file a certificate of merger with the Secretary of State of the State of Delaware and the merger will be effective on the date and at the time the certificate of merger is filed or such later date and time as Parent and Asensus specify in the certificate of merger. The date and time on which the merger becomes effective is referred to as the “effective time.”

Conditions to Completion of the Merger

The respective obligations of Asensus, Parent and Merger Sub to consummate the merger are subject to the satisfaction or waiver of certain customary conditions, including the adoption of the merger agreement by our stockholders, the absence of any legal prohibitions to the consummation of the merger, the accuracy of the representations and warranties of the parties, a lack of a material adverse effect on the Company, compliance by the parties with their respective obligations under the merger agreement, and delivery of a certificate by a duly authorized officer that the foregoing conditions have been satisfied. For a description of these conditions, see “The Merger Agreement — Conditions to Completion of the Merger” on page 68.

Regulatory Approvals

The consummation of the merger is not conditioned on any antitrust or competition law regulatory filings in the United States or other jurisdictions, or other regulatory approvals. See “The Merger Agreement — Conditions to Completion of the Merger” on page 68.

Our Board’s Recommendation and Related Considerations

Board Recommendation

After careful consideration, the disinterested members of our Board unanimously approved the merger agreement, the merger and the other transactions contemplated by the merger agreement. The disinterested members of our Board unanimously recommends that you vote (i) “FOR” the approval of the merger proposal, which we refer to as the “board recommendation,” (ii) “FOR” the approval of the merger-related compensation proposal, and (iii) “FOR” the approval of the approval of the adjournment proposal. For a summary of the reasons for our Board’s recommendation in favor of the merger, see “The Merger — Reasons for Our Board’s Recommendation in Favor of the Merger” on page 34.

Additional information about the process leading to our Board’s approval of the merger and the execution of the merger agreement can be found under “The Merger — Background of the Merger” on page 23.

Opinion of Asensus’ Financial Advisor

Asensus engaged Jefferies LLC (“Jefferies”) as financial advisor to Asensus in connection with the merger. As part of this engagement, Jefferies delivered a written opinion, dated June 6, 2024, to the Asensus Board as to the fairness, from a financial point of view and as of such date, of the merger consideration to be received by holders of our common stock (other than, as applicable, KARL STORZ, Parent, Merger Sub and their respective affiliates) pursuant to the merger agreement. The full text of Jefferies’ opinion, which describes various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken by Jefferies, is attached as Appendix B to this proxy statement and is incorporated herein by reference. Jefferies’ opinion was provided for the use and benefit of the Asensus Board (in its capacity as such) in its evaluation of the merger consideration from a financial point of view and did not address any other aspect of the merger or any other matter. Jefferies’ opinion did not address the relative merits of the merger or other transactions contemplated by the merger agreement as compared to any alternative transaction or opportunity that might be available to Asensus, nor did it address the underlying business decision by Asensus to engage in the merger or other transactions contemplated thereby. Jefferies’ opinion did not constitute a recommendation to the Asensus Board, and does not constitute a recommendation to any securityholder, as to how to vote or act with respect to the merger or any other matter. The summary of Jefferies’ opinion set forth herein is qualified in its entirety by reference to the full text of Jefferies’ opinion.

Interests of our Directors and Executive Officers in the Merger

In considering the recommendation of our Board that you vote for the merger proposal, you should be aware that certain of our directors and executive officers have interests in the merger that are different from, or in addition to, your interests as a stockholder. These interests are summarized under “The Merger — Interests of Our Directors and Executive Officers in the Merger” on page 43. Our Board was aware of these interests in approving the merger agreement and the merger and in recommending that the merger agreement be approved and adopted by the stockholders of the company.

The compensation that may become payable to our named executive officers in connection with the merger is subject to a non-binding advisory vote of the company’s stockholders, as described below in “The Merger-Related Compensation Proposal (Proposal #2)” on page 75.

Shares Held by our Directors and Executive Officers

As of the record date, our directors and executive officers beneficially owned and/or were entitled to vote, in the aggregate, 5,623,697 shares of Asensus common stock, representing approximately 2.1% of the shares of common stock outstanding on the record date (and approximately 3.3% of the shares of common stock outstanding when taking into account Company Options and Company RSUs held, in the aggregate, by our directors and executive officers).

Our directors and executive officers have informed us that they currently intend to vote all of their respective shares of common stock (i) “FOR” the approval of the merger proposal, (ii) “FOR” the approval of the merger-related compensation proposal, and (iii) “FOR” the approval of the approval of the adjournment proposal.

Certain Other Terms of the Merger Agreement

No Solicitation

From the date of the merger agreement, Asensus shall cease and terminate, and shall use reasonable best efforts to cause its representatives to cease and terminate, all solicitations, discussions, and negotiations with any person with respect to any offer or proposal or potential offer or proposal relating to any proposed transaction or series of related transactions, other than the transactions contemplated by the merger agreement, involving a potential alternative proposal to acquire the Company, or a “Company Acquisition Proposal.” From the date of the merger agreement until the earlier of termination of the merger agreement or the effective time, Asensus will not and will cause its representatives not to directly or indirectly (A) initiate, solicit, knowingly encourage or facilitate the making of any offer or proposal which constitutes or is reasonably likely to lead to a Company Acquisition Proposal, (B) enter into any agreement with respect to a Company Acquisition Proposal or (C) engage in negotiations or discussions with, or provide any non-public information or data to, any person (other than Parent or any of its Affiliates or Representatives) relating to any Company Acquisition Proposal, or grant any waiver or release under any restriction from making a Company Acquisition Proposal, in each case, other than discussions solely to notify such person of the terms of the prohibition on solicitation or to clarify the terms and conditions of such proposal or offer.

Superior Proposal

Notwithstanding the prohibition on solicitation, at any time following the date of the merger agreement and prior to the date on which the stockholders of the Company adopt the merger agreement, Asensus and its representatives may furnish non-public information concerning Asensus’ business, properties or assets to any person in accordance with a confidentiality agreement with terms no less favorable in the aggregate to Asensus than those contained in the confidentiality agreement entered into between the Company and KARL STORZ on February 10, 2022, and may participate in discussions and negotiations with such person concerning a Company Acquisition Proposal if, but only if, such person has submitted a bona fide proposal to Asensus relating to such Company Acquisition Proposal that the Asensus Board determines in good faith, after consultation with Asensus’ outside counsel and financial advisor, is or is reasonably likely to lead to a Superior Proposal. From and after the date of the merger agreement and prior to the special meeting, Asensus will promptly (and in any event within forty-eight (48) hours) notify Parent if Asensus or any Company subsidiary or representative receives (i) any Company Acquisition Proposal or indication by any person that it is considering making a Company Acquisition Proposal, (ii) any request for non-public information relating to Asensus or any Company subsidiary other than requests for information in the ordinary course of business and unrelated to a Company Acquisition Proposal or (iii) any inquiry or request for discussions or negotiations with respect to any Company Acquisition Proposal. Asensus will provide Parent promptly (and in any event within such forty-eight (48) hour period) with the identity of such person and a correct and complete copy of such Company Acquisition Proposal, indication, inquiry or request (or, where such Company Acquisition Proposal is not in writing, a description of the material terms and conditions of such Company Acquisition Proposal, indication, inquiry or request), including any modifications thereto. Asensus will keep Parent reasonably informed (orally and in writing) on a current basis (and in any event no later than forty-eight (48) hours after the occurrence of any material changes, developments, discussions or negotiations) of the status of any Company Acquisition Proposal, indication, inquiry or request (including the material terms and conditions thereof and of any modification thereto), and any material developments, discussions and negotiations, including furnishing copies of any written inquiries, correspondence, and draft documentation, and written summaries of any material oral inquiries or discussions. Without limiting the foregoing, Asensus will promptly (and in any event within forty-eight (48) hours) notify Parent orally and in writing if it determines to begin providing information or to engage in discussions or negotiations concerning a Company Acquisition Proposal and will in no event begin providing such information or engaging in such discussions or negotiations prior to providing such notice. Asensus will not, and will cause each Company subsidiary not to, enter into any agreement with any person subsequent to the date of the merger agreement that would restrict the Company’s ability to provide such information to Parent and neither Asensus nor any Company subsidiary is currently party to any agreement that prohibits Asensus from providing to Parent the information described above. Asensus (A) will not, and will cause each Company subsidiary not to, terminate, waive, amend or modify any provision of, or grant permission or request under, any standstill or confidentiality agreement to which it or any Company subsidiary is or becomes a party, and (B) will, and will cause each Company subsidiary to, use reasonable best efforts to enforce any such agreement unless the Asensus Board determines in good faith, after consultation with the Company’s outside counsel, that the failure to do so would be inconsistent with the fiduciary duties of the Asensus Board to the Company’s stockholders under applicable law, in which event Asensus may take the actions described in these clauses (A) and (B) solely to the extent necessary to permit a third party to make, on a confidential basis to the Asensus Board, a Company Acquisition Proposal, conditioned upon such third party agreeing that Asensus shall not be prohibited from providing any information to Parent (including regarding any such Company Acquisition Proposal) in accordance with, and otherwise complying with, this provision, Asensus will promptly provide to Parent any non-public information concerning Asensus or any Company subsidiary provided or made available which was not previously provided or made available to Parent. For purposes of the merger agreement, a “Superior Proposal” is a written Company Acquisition Proposal that did not result from or involve a material breach of this provision and that proposes an acquisition of more than fifty percent (50%) of the equity securities or consolidated total assets of Asensus and the Company subsidiaries on terms which the Asensus Board determines in its good faith judgment to be more favorable to the holders of the shares of common stock than the transactions contemplated hereby (after consultation with the Company’s outside counsel and financial advisor), taking into account all the terms and conditions of such proposal and the merger agreement, which the Asensus Board has determined to be as or more reasonably likely to be completed on the terms proposed than the transactions contemplated by the merger agreement, taking into account all financial, regulatory, legal and other aspects of such proposal and the terms of the merger agreement.

No Change in Recommendation

Except as provided in the merger agreement, neither the Asensus Board nor any committee thereof will (i)(A) withdraw, amend, change, modify for qualifying, or otherwise proposing publicly to withdraw, amend, change, modify or qualify, in a manner adverse to Parent or Merger Sub, its recommendation that the merger agreement be adopted, (B) fail to make a recommendation with respect to the merger agreement, (C) approve or recommend or declare advisable any Company Acquisition Proposal or (D) fail to recommend against any publicly announced Company Acquisition Proposal, which we refer to as a “Company Adverse Recommendation Change” or (ii) enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, or similar agreement (an “Alternative Acquisition Agreement”) providing for the consummation of a transaction contemplated by any Company Acquisition Proposal (other than a confidentiality agreement referenced above entered into in the circumstances referenced above). Asensus, promptly following a determination by the Asensus Board that a Company Acquisition Proposal is a Superior Proposal, will notify Parent of such determination.

Termination in Response to a Superior Proposal

Prior to the date of the special meeting, if (i) Asensus receives a Company Acquisition Proposal from a third person that is not in violation of such third person’s contractual obligations to Asensus, (ii) a material breach by Asensus of the prohibition on solicitation has not contributed to the making of such Company Acquisition Proposal and (iii) the Asensus Board concludes in good faith, after consultation with the Company’s outside counsel and financial advisor, that such Company Acquisition Proposal constitutes a Superior Proposal after giving effect to all of the adjustments of the merger agreement that are offered in writing by Parent, the Asensus Board may, if it determines in good faith, after consultation with the Company’s outside counsel, that failure to take such action would be inconsistent with its fiduciary duties to its stockholders, (A) effect a Company Adverse Recommendation Change or (B) terminate the merger agreement to enter into an Alternative Acquisition Agreement with respect to such Superior Proposal; provided, however, that Asensus will not terminate the merger agreement in accordance with clause (B) above, and any purported termination in accordance with clause (B) above will be void and of no force or effect, unless in advance of or concurrently with such termination Asensus (1) pays the termination fee and (2) immediately following such termination enters into a binding definitive Alternative Acquisition Agreement for such Superior Proposal; provided, further, that the Asensus Board may not effect a change of its recommendation in accordance with clause (A) above or terminate the merger agreement in accordance with clause (B) above unless (I) no material breach of the Company’s obligations regarding solicitation has occurred, (II) Asensus has provided prior written notice to Parent, at least three (3) business days in advance (the “Notice Period”), of its intention to take such action with respect to such Superior Proposal, which notice will specify the material terms and conditions of any such Superior Proposal (including the identity of the party making such Superior Proposal), and has contemporaneously provided a correct and complete copy of the proposed Alternative Acquisition Agreement with respect to such Superior Proposal, (III) prior to effecting such Company Adverse Recommendation Change or terminating the merger agreement to enter into a definitive Alternative Acquisition Agreement with respect to such Superior Proposal, Asensus has, and has caused its Representatives to, during the Notice Period, negotiate with Parent in good faith (to the extent Parent requests to negotiate) to make such adjustments in the terms and conditions of the merger agreement so that such Company Acquisition Proposal ceases to constitute a Superior Proposal and (IV) following any negotiation described in clause (III) above, the Asensus Board concludes in good faith, after consultation with the Company’s outside counsel and financial advisor, that such Company Acquisition Proposal continues to constitute a Superior Proposal. In the event of any material revisions to the Superior Proposal after the start of the Notice Period, Asensus is required to deliver a new written notice to Parent and to comply with the requirements with respect to such new written notice, and the Notice Period will be deemed to have re-commenced on the date of such new notice, except that the references to three (3) business days shall be deemed two (2) business days. Any Company Adverse Recommendation Change will not change the approval of the Asensus Board for purposes of causing any state takeover statute or other Law to be inapplicable to the transactions contemplated hereby.

Company Intervening Event

The Asensus Board may make a Company Adverse Recommendation Change in the absence of a Company Acquisition Proposal if a Company Intervening Event has occurred, and the Asensus Board has concluded in good faith, after consultation with the Company’s outside counsel, that failure to make a Company Adverse Recommendation Change on account of the Company Intervening Event would be inconsistent with its fiduciary duties, provided, however, that the Asensus Board will not make a Company Adverse Recommendation Change unless Asensus has (i) provided to Parent at least three (3) business days’ prior written notice advising Parent that the Asensus Board intends to take such action and specifying the Company Intervening Event in reasonable detail and (ii) during such three (3) business day period, if requested by Parent, engaged in good faith negotiations with Parent to amend the merger agreement in such a manner that obviates the need or reason for the Company Adverse Recommendation Change.

Return of Confidential Information

Asensus will promptly (but in no event later than three (3) business days after the date of the merger agreement) demand that each person that has executed a confidentiality agreement in connection with a potential Company Acquisition Proposal within the one-year period prior to the date of the merger agreement return (or destroy, to the extent permitted by the applicable confidentiality agreement) all confidential information furnished to such individual or entity by or on behalf of Asensus or any Company subsidiary.

Exchange Act Communications

Nothing in the merger agreement will prohibit Asensus from (i) taking and disclosing to the stockholders of Asensus a position contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act, including any “stop, look and listen” communication pursuant to Rule 14d-9(f) promulgated under the Exchange Act, or (ii) making any disclosure to the stockholders of Asensus that is required by applicable Law; provided that this provision will not be deemed to permit the Asensus Board to make a Company Adverse Recommendation Change except to the extent permitted above.

Statutory Rights of Appraisal

If the merger agreement is approved by our stockholders at the special meeting and the merger is consummated, a stockholder who does not vote in favor of the merger proposal and who otherwise complies with Section 262 of the Delaware General Corporation Law (the “DGCL”) will be entitled to demand payment of the “fair value” of such stockholder’s shares of our common stock. These rights under the DGCL, which we refer to as “dissenters’ rights,” are discussed under “Appraisal Rights” on page 50. We refer to stockholders exercising these dissenters’ rights as “dissenting stockholders.”

Any exercise of dissenters’ rights must comply with the procedures set forth in Section 262 of the DGCL, a copy of which section is attached as Appendix C to this proxy statement.

QUESTIONS AND ANSWERS

Below are brief answers to some of the key questions that we anticipate you might have. These questions do not address all of the material topics covered by this proxy statement, nor do the answers include all of the material information provided by this proxy statement. Please refer to the complete proxy statement for additional information and before you vote.

Q:	Why am I receiving this document?

A:

On June 6, 2024, Asensus entered into an agreement providing for the Company to be acquired by way of a cash-out merger and become a wholly-owned subsidiary of Parent. You are receiving this document in connection with the solicitation of proxies by our Board in favor of the proposal to approve and adopt the merger agreement, which we refer to as the merger proposal, and related proposals to be voted on at the special meeting. In addition, this document is our formal notice to you of your statutory rights of appraisal under Delaware law.

Q:	What is a proxy?

A:

A proxy is your legal designation of another person, referred to as a “proxy,” to vote your shares of our common stock. The written document describing the matters to be considered and voted on at the special meeting is called a “proxy statement.” The document used to designate a proxy to vote your shares of our common stock is called a “form of proxy” or “proxy card.” Our Board has designated each of Shameze Rampertab and Joshua Weingard, and each of them with full power of substitution, as proxies for the special meeting.

Q:	When and where is the special meeting?

A:	The special meeting will be to be held exclusively online via live audio webcast, in a virtual meeting format, beginning promptly at 10:00 a.m. Eastern Time on August 7, 2024. In certain circumstances, the special meeting could be adjourned to another time, date or place. All references in our proxy materials to the special meeting include any adjournment or postponement of the special meeting.

Q:	Who can vote?

A:	Holders of record of our common stock (“common stock”) as of the close of business on June 28, 2024 (the “record date”), will be entitled to notice of and to vote at the special meeting and at any adjournment or postponement. Holders of shares of common stock are entitled to vote on all matters brought before the special meeting.

As of the record date, there were 272,616,330 shares of common stock outstanding and entitled to vote on the election of directors and all other matters. Holders of common stock will vote on all matters as a class. Holders are entitled to one vote for each share of common stock outstanding as of the record date.

You do not need to participate in the virtual special meeting to vote your shares. Instead, you may vote by Internet or by telephone using the instructions in the Notice of Special Meeting of Stockholders, or if you received a paper copy of the proxy card, by signing and returning it in the envelope provided.

Q:	How do I vote?

A:	If you are a stockholder of record (your shares are registered directly in your name with our transfer agent), you may vote at the virtual special meeting, vote by proxy by telephone, through the Internet or, if you received a paper copy of the proxy card, by signing and returning it in the envelope provided. To vote through the Internet, go www.proxydocs.com/ASXC to and complete an electronic proxy card. You will be asked for the Control Number, which is provided on the Notice of Internet Availability of Proxy Materials or, if you received a paper copy, on the proxy card. For stockholders of record who want to attend the virtual Annual Meeting, you will be able to attend the special meeting online, view the list of stockholders of record upon request, vote your shares electronically and submit questions prior to the meeting. In order to attend the special meeting, you must register at www.proxydocs.com/ASXC using the control number on your proxy card or Notice of Internet Availability of Proxy Materials. The registration deadline is August 6, 2024 at 5:00 p.m. Eastern Time. Please be sure to follow instructions found on your proxy card or voting instruction card and subsequent instructions that will be delivered to you via email.

If you are a beneficial owner of shares (your shares are held in the name of a brokerage firm, bank, or other nominee), you may vote by following the instructions provided in the voting instruction form, or other materials provided to you by the brokerage firm, bank, or other nominee that holds your shares. To vote your shares at the special meeting, you must obtain a legal proxy from the brokerage firm, bank, or other nominee that holds your shares, and present such legal proxy from the brokerage firm, bank, or other nominee that holds your shares for admittance to the Annual Meeting. Then you must register at www.proxydocs.com/ASXC using the control number on your proxy card. The registration deadline is August 6, 2024 at 5:00 p.m. Eastern Time. Please be sure to follow instructions found on your proxy card or voting instruction card and subsequent instructions that will be delivered to you via email.

Whether you plan to participate in the special meeting or not, we urge you to vote by proxy to ensure your vote is counted. Voting by proxy will not affect your right to attend the Annual Meeting and vote. If you properly complete your paper or electronic proxy and submit it to us in time, the “proxy” (one of the individuals named on the proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, the proxy will vote your shares as recommended by the Asensus Board. We will accept all proxies delivered to us by August 6, 2024 at 5:00 p.m. Eastern Time.

Q:	What constitutes a quorum at the Special Meeting?

A:

The presence, by registering and participating in the special meeting or by submitting a proxy, of the holders of one-third of the outstanding shares of common stock is necessary to constitute a quorum at the meeting. Abstentions in each of the proposals will be counted for the purpose of determining whether a quorum is present at the meeting and as votes cast and will have the same effect as a vote “AGAINST” the merger proposal. An abstention will have no effect for purposes of determining the outcome of the vote on the merger-related compensation proposal or the adjournment proposal, provided that a quorum is otherwise present. Broker non-votes will be counted for the purpose of determining the existence of a quorum at the special meeting. Adoption and approval of the merger agreement will require the affirmative vote of a majority of the outstanding shares of common stock as of the record date.

Q:	What is the difference between holding shares as a “stockholder of record” and as a “beneficial owner”?

A:

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, to be the “stockholder of record.” In this case, we have sent this proxy statement and your proxy card to you directly.

If your shares are held through a broker, bank or other nominee, you are considered the “beneficial owner” of the shares of our common stock held in “street name.” In that case, this proxy statement has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, to be the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares by following their instructions for voting. You are also invited to attend the special meeting. However, because you are not the stockholder of record, in order to attend and vote your shares at the virtual special meeting you may need to pre-arrange your attendance through your broker, bank or other nominee and request and obtain a valid legal proxy, or have other verifying information from your broker, bank or other nominee, in order to register for and attend the meeting. Beneficial owners should review the information provided to you by your bank, broker or other holder of record to see what options are available to you to attend and vote at the special meeting.

Q:	What matters will be voted on at the special meeting?

A:	You will be asked to consider and vote on the following proposals:

●	to approve and adopt the merger agreement (which we describe in greater detail beginning on page 57);

●

to approve, in a non-binding advisory vote, certain compensation that may be paid or become payable to our named executive officers in connection with the merger (which we describe in greater detail on page 44); and

●

to approve one or more adjournments of the special meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the merger agreement at the time of the special meeting (which we describe in greater detail on page 78).

Q:	What is the proposed merger and what effects will it have on Asensus?

A:

The proposed merger is the acquisition of Asensus by Parent pursuant to the merger agreement. If the merger proposal is approved by the holders of our common stock and the other closing conditions under the merger agreement are satisfied or waived, Merger Sub will merge with and into Asensus, with Asensus continuing as the surviving corporation. As a result of the merger, Asensus will become a wholly-owned subsidiary of Parent. We would delist our common stock from the NYSE American and deregister our common stock under the Exchange Act as soon as reasonably practicable following the effective time of the merger, and at such time, we will no longer be a publicly traded company and will no longer file periodic reports with the SEC. If the merger is consummated, you will not own any shares of the surviving corporation or have any other ownership interest in Asensus.

Q:	What happens if the merger is not completed?

A:

If the merger agreement is not approved by our stockholders or if the merger is not consummated for any other reason, our stockholders will not receive any payment for their shares of common stock in connection with the merger. Instead, we will remain a public company, our common stock will continue to be listed and traded on the NYSE American and registered under the Exchange Act, and we will continue to file periodic reports with the SEC.

Because the Company is unlikely to be able to secure needed capital following a failed merger vote and because of the Company’s obligation to repay the amounts due under the Note to KARL STORZ, and the security interests supporting such obligation to pay, if the merger agreement is not approved and adopted by our stockholders we will be forced to seek bankruptcy protection in order to maximize the value of our assets as we seek an orderly liquidation of the Company.

Under specified circumstances, we may be required to pay to Parent a termination fee and expenses upon the termination of the merger agreement, as described under “The Merger Agreement — Termination” on page 69.

Q:	What will I receive if the merger is completed?

A:

Upon completion of the merger, and assuming you do not exercise dissenters’ rights, you will be entitled to receive the merger consideration of $0.35 in cash, without interest and less any applicable withholding taxes, for each share of our common stock that you own. For example, if you own 1,000 shares of our common stock, you will receive $350.00 in cash in exchange for your shares of our common stock, less any applicable withholding taxes.

Q:	How does the merger consideration compare to the market price of Asensus common stock prior to the public announcement of the merger agreement?

A:

The merger consideration represents a premium of approximately 52% to our closing stock price on June 6, 2024, the last trading day before the public announcement of the merger agreement, and a premium of approximately 67% based on the per share closing price of the common stock on the NYSE American on April 2, 2024, the date prior to the first announcement of a potential transaction with KARL STORZ.

Q:	What will the holders of Asensus equity awards, such as stock options or restricted stock units, receive in the merger?

A:

Any Company PRSU for which the performance goal achievement has been previously determined will be accelerated and vest as of and contingent upon the occurrence of the effective time and be paid out in cash in an amount equal to the merger consideration, less applicable tax withholding. All unvested Company Options with an exercise price lower than $0.35 per shares and unvested Company RSUs and Company PRSUs (except as described above) will be converted to conditional cash awards based on the current vesting schedule and the holders will be paid the equivalent of the merger consideration upon the vesting of any such awards, subject to compliance with the other terms and conditions applying to such equity awards.

Any payments in respect of Company Options or other equity awards are subject to any applicable withholding tax. See “The Merger Agreement — Treatment of Asensus Equity Awards” on page 56.

Q:	When do you expect the merger to be completed?

A:

We are working toward completing the merger as soon as possible after the date of the special meeting, and currently expect to consummate the merger during the third quarter of 2024. However, the exact timing of completion of the merger cannot be predicted because the merger is subject to conditions, including adoption of the merger agreement by our stockholders. See “The Merger Agreement — Timing of the Merger” on page 55 and “The Merger Agreement — Conditions to Completion of the Merger” on page 68.

Q:	Am I entitled to appraisal or dissenters’ rights under Delaware law?

A:

Yes. As a holder of our common stock, you are entitled to exercise dissenters’ rights under the DGCL in connection with the merger if you take certain actions and meet certain conditions. See “The Merger — Appraisal Rights” on page 50.

Q:	Will I be subject to U.S. federal income tax upon the exchange of Asensus common stock for cash pursuant to the merger?

A:

Generally, yes, if you are a U.S. holder. The exchange of our common stock for cash pursuant to the merger generally will require a U.S. holder to recognize a gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between (1) the amount of cash received by such U.S. holder pursuant to the merger plus the amount used to satisfy any applicable withholding taxes and (2) such U.S. holder’s adjusted tax basis in the shares of our common stock surrendered pursuant to the merger. Backup withholding may apply to the cash payment made pursuant to the merger unless the U.S. holder or other payee provides a valid taxpayer identification number and complies with certain certification procedures (generally, by providing a properly completed and executed IRS Form W-9) or otherwise establishes an exemption from backup withholding. A more complete description of the U.S. federal income tax consequences of the merger is provided under “The Merger — Certain Material U.S. Federal Income Tax Consequences” on page 48.

This discussion does not address U.S. federal income tax consequences with respect to holders other than U.S. holders nor does it address any consequences arising under U.S. federal non-income tax laws or the laws of any territory, state, local or foreign taxing jurisdictions. Because particular circumstances may differ, we recommend that you consult your own tax advisor to determine the U.S. federal income tax consequences relating to the merger in light of your own particular circumstances and any consequences arising under any state, local or non-U.S. tax laws or tax treaties. This discussion is provided for general information only and does not constitute legal advice to any stockholder.

Q:	How do I attend the special meeting?

A:	The special meeting will be conducted exclusively online by live audio webcast, in a virtual meeting format. The special meeting live audio webcast will begin promptly at 10:00 a.m. Eastern Time on August 7, 2024. Stockholders of record, beneficial owners and invited guests of Asensus who are properly registered to attend the special meeting will be able to attend the special meeting remotely. Record holders are encouraged to register to attend the Special Meeting remotely at www.proxydocs.com/ASXC. Record holders will be required to enter the control number located on their proxy card or voting instruction form. Upon completing registration, record holders will be given further instructions for how to access the meeting and vote and submit questions. Depending upon when registering, record holders may receive a separate email, including a unique link that will allow for access to the special meeting and to vote and submit questions. Beneficial owners (i.e., holders in “street name”) may also register to attend the special meeting remotely and should review the information provided by their bank, broker or other holder of record for instructions. Beneficial owners may need to pre-arrange your attendance through your broker, bank or other nominee and request and obtain a valid legal proxy, or have other verifying information from your broker, bank or other nominee, in order to register for and attend the meeting.

Q:	What vote of Asensus stockholders is required to approve and adopt the merger agreement?

A:

Adoption of the merger agreement and approval of the merger proposal requires that holders of our common stock holding a majority of the shares outstanding at the close of business on the record date vote “FOR” the merger proposal. A failure to vote your shares of our common stock or an abstention from voting will have the same effect as a vote “AGAINST” adoption of the merger agreement and the merger proposal. If your shares are held in “street name” by your broker, bank or other nominee and you do not instruct such broker, bank or other nominee how to vote your shares, such failure to instruct your broker, bank or other nominee will have the same effect as a vote “AGAINST” adoption of the merger agreement and approval of the merger proposal.

Q:	How does Asensus’ Board recommend that I vote?

A:	The disinterested members of our Board unanimously recommends that our stockholders vote “FOR” each of the proposals.

For a discussion of the factors that the Asensus Board considered in determining to recommend the approval of the merger agreement, please see the section entitled “The Merger — Reasons for Our Board’s Recommendation in Favor of the Merger” on page 34. In addition, in considering the recommendations of our Board, you should be aware that some of our directors and executive officers have potential interests that may be different from, or in addition to, the interests of our stockholders generally. For a discussion of these interests, please see the section entitled “The Merger — Interests of Our Directors and Executive Officers in the Merger” on page 43.

Q:	How will Asensus’ directors and executive officers vote?

A:

We anticipate that our directors and executive officers, which collectively beneficially owned approximately 2.1% of our outstanding shares as of the record date, will vote in favor of the merger proposal, although there is no voting agreement in place requiring our directors and executive officers to vote in favor of the merger.

Q:	What do I need to do now? How do I vote my shares of Asensus common stock?

A:

We urge you to read this entire document carefully, including its appendices and the documents incorporated by reference, and to consider how the merger affects you. Your vote is important, regardless of the number of shares of our common stock you own. You will find instructions on how to submit your vote beginning on page 12 of this proxy statement or on the enclosed proxy card. You can vote your shares by proxy over the internet, by telephone or by mail.

Q:	Can I revoke my proxy?

A:	Yes. You may revoke your proxy and change your vote at any time before your proxy is voted at the special meeting. To revoke your proxy, you must (1) submit a new proxy by internet or telephone no later than 5:00 p.m. Eastern Time, August 6, 2024; (2) complete, sign, date and return a new proxy card to us, which must be received by us before the time of the meeting; or (3) if you are a record stockholder (or a beneficial owner with a legal proxy from the record stockholder) and attend the meeting virtually, take the required steps to revoke your proxy in advance of the vote. Attendance at the meeting will not by itself revoke a previously granted proxy. Unless you are a record holder and decide to vote your shares virtually at the meeting, please revoke your prior proxy at any time before 5:00 p.m. Eastern Time on the day before the date on which the special meeting will be held, in the same way you initially submitted it — that is, by internet, telephone or mail.

Q:	What does it mean if I get more than one proxy card or voting instruction card?

A:

If your shares of our common stock are registered differently or are held in more than one account, you will receive more than one proxy or voting instruction card. Please complete and return all of the proxy cards and voting instruction cards you receive (or submit each of your proxies by telephone or the internet, if available to you) to ensure that all of your shares of our common stock are voted.

Q:	What happens if I sell my shares of Asensus common stock before completion of the merger?

A:

In order to receive the merger consideration, you must hold your shares of our common stock through completion of the merger. Consequently, if you transfer your shares of our common stock before completion of the merger, you will have transferred your right to receive the merger consideration in the merger.

The record date for stockholders entitled to vote at the special meeting is earlier than the consummation of the merger. If you transfer your shares of our common stock after the record date but before the closing of the merger, you will have the right to vote at the special meeting but not the right to receive the merger consideration. If you are a stockholder on the record date, we urge you to vote even if you have subsequently transferred your shares.

Q:	Should I send in my stock certificates or other evidence of ownership now?

A:

No. If the merger is completed, the paying agent will send information to our stockholders of record explaining how to exchange shares of our common stock for the merger consideration. You should not send in your Asensus stock certificates before you receive these transmittal materials. If your shares of our common stock are held in “street name” by your broker, bank or other nominee, you may receive instructions from your broker, bank or other nominee as to what action, if any, you need to take to receive the merger consideration. Do not send in your certificates now.

Q:	Where can I find the voting results of the special meeting?

A:

We intend to announce preliminary voting results at the special meeting and publish final results in a Current Report on Form 8-K that will be filed with the SEC following the special meeting. All reports that we file with the SEC are publicly available when filed. See “Where You Can Find More Information” on page 82.

Q:	Where can I find more information about Asensus?

A:	You can find more information about us from various sources described in the section entitled “Where You Can Find More Information” on page 82.

Q:	Who can help answer my other questions?

A:

If you have more questions about the merger, or require assistance in submitting your proxy or voting your shares or need additional copies of this proxy statement or the enclosed proxy card, please contact our proxy solicitor, Alliance Advisors, toll-free at (844) 858-7383.

Q:	Who is paying for this proxy solicitation?

A:

We will pay for this proxy solicitation. Our officers and other regular employees may solicit proxies by mail, in person or by telephone or telecopy. These officers and other regular employees will not receive additional compensation. The Company has retained a third party proxy solicitor for the special meeting, and estimates the cost of such solicitor to be approximately $10,000 plus expenses. We will reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses incurred in sending the proxy materials to beneficial owners of the shares.

THE SPECIAL MEETING

The Special Meeting

Date, Time, Place

We will hold a special meeting of stockholders, exclusively online by live audio webcast, in a virtual meeting format, beginning promptly at 10:00 a.m. Eastern Time on August 7, 2024.

Purpose

The purpose of the special meeting is to consider and vote upon the following proposals:

1.

Merger Proposal. To approve and adopt the Agreement and Plan of Merger, dated as of June 6, 2024 (as it may be amended from time to time), by and among Asensus, Parent and Merger Sub, pursuant to which Asensus would be acquired by way of a merger and become a wholly-owned subsidiary of Parent. For more information on this proposal, see “The Merger Proposal (Proposal #1)” on page 74.

2.

Merger-Related Compensation Proposal. To approve, in a non-binding advisory vote, certain compensation that may be paid or become payable to our named executive officers in connection with the merger. For more information on this proposal, see “The Merger-Related Compensation Proposal (Proposal #2)” on page 75.

3.

Adjournment Proposal. To approve one or more adjournments of the special meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the merger proposal at the time of the special meeting. For more information on this proposal, see “The Adjournment Proposal (Proposal #3)” on page 76.

The disinterested members of our Board unanimously recommends our stockholders vote “FOR” each of these proposals.

Other Business

Our management knows of no other matters to be presented at the special meeting. Applicable Delaware law and our bylaws prohibit the transaction at the special meeting of any business that is not stated in the Notice of Special Meeting.

Access

The special meeting will be conducted exclusively online by live audio webcast, in a virtual meeting format. The special meeting live audio webcast will begin promptly at 10:00 a.m. Eastern Time on August 7, 2024. Stockholders of record, beneficial owners and invited guests of Asensus who are properly registered to attend the special meeting will be able to attend the special meeting remotely and may join the meeting platform fifteen (15) minutes prior to the meeting start time. Record holders may register to attend the special meeting remotely at www.proxydocs.com/ASXC. Record holders will be required to enter the control number located on their proxy card or other voting instruction form. Upon completing your registration, record holders will be given further instructions for how to access the meeting and vote and submit questions. Depending upon when registering, record holders may receive a separate email, including a unique link that will allow for access to the special meeting and to vote and submit questions. Beneficial owners (i.e., holders in “street name”) may also register to attend the special meeting remotely and should review the information provided by their bank, broker or other holder of record for instructions. Beneficial owners may need to pre- arrange your attendance through your broker, bank or other nominee and request and obtain a valid legal proxy, or have other verifying information from your broker, bank or other nominee, in order to register for and attend the meeting.

Adjournment

Although it is not currently expected, we may adjourn the special meeting one or more times, including if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the merger proposal at the time of the special meeting. The meeting may be adjourned pursuant to a vote of our stockholders on the adjournment proposal.

All references in our proxy materials to the special meeting include any adjournment or postponement of the special meeting.

Record Date — Who Can Vote — Shares Outstanding

Our Board has fixed June 28, 2024 as the record date for the special meeting. Stockholders of record at the close of business on the record date will be entitled to notice of, and to vote at, the special meeting. Persons who were not stockholders on the record date will not be eligible to vote.

At the close of business on the record date, there were 272,616,330 shares of our common stock issued and outstanding. Our common stock is our only outstanding class of capital stock.

How To Cast Your Vote

Your vote is important! Please cast your vote as soon as possible by following the instructions on the enclosed proxy card.

The disinterested members of our Board unanimously recommends that you vote “FOR” each of the proposals.

Instructions for voting your shares depend on how you hold them and whether you wish to vote in-person or by proxy. If you are voting by proxy:

●

Stockholders of record, who hold shares registered in their own name, can vote by signing, dating and returning the enclosed proxy card in the postage-paid return envelope, or by telephone or via the internet, following the easy instructions shown on the enclosed proxy card.

●

Beneficial owners, who own shares through a bank, broker or other nominee, can vote by returning the voting instruction form or by following the instructions for voting via telephone or the internet, as provided by the bank, broker or other nominee. If you own shares in different accounts or in more than one name, you may receive different voting instructions for each type of ownership. Please vote all your shares.

If you are a stockholder of record or a beneficial owner who has confirmed access to the special meeting through your bank, broker or other nominee, and to vote your shares at the special meeting, you may choose to vote virtually at the special meeting. Even if you plan to attend the special meeting, please cast your vote as soon as possible by using the proxy card.

If you have any questions or need assistance voting, please contact Alliance Advisors, our proxy solicitor assisting us in connection with the special meeting, toll-free at (844) 858-7383.

Proxies will be voted as directed therein. If you are a record holder and sign a proxy card or submit a proxy by telephone or over the internet and do not specify how your shares are to be voted, your shares will be voted “FOR” the merger proposal, “FOR” the merger-related compensation proposal and “FOR” the adjournment proposal.

Revoking Your Proxy

Any stockholder giving a proxy may revoke it and change its vote at any time before the proxy is voted at the special meeting. To revoke a proxy, you must (1) submit a new proxy by internet or telephone no later than 5:00 p.m. Eastern Time on August 6, 2024; (2) complete, sign, date and return a new proxy card to us, which must be received by us before the time of the meeting; or (3) if you are a record stockholder (or a beneficial owner with a legal proxy from the record stockholder) and attend the meeting virtually, take the required steps to revoke your proxy in advance of the vote.

Attendance at the meeting will not by itself revoke a previously granted proxy. Unless you are a record holder and decide to vote your shares virtually at the meeting, please revoke your prior proxy by 5:00 p.m. Eastern Time on the day before the date on which the special meeting will be held, in the same way you initially submitted it — that is, by internet, telephone or mail. Without prior coordination with their bank or broker or other intermediary, beneficial owners (i.e., holders in “street name”) will be unable to revoke or modify a previously delivered proxy, through attendance virtually at the special meeting. These actions should be undertaken through advance coordination with the bank, broker or other nominee.

Voting By Our Directors and Executive Officers

We anticipate that our directors and executive officers, which collectively beneficially owned and/or have the right to vote approximately 2.1% of our outstanding shares as of June 28, 2024, will vote in favor of the merger proposal. There is no voting agreement in place requiring our directors and executive officers to vote in favor of the merger.

Voting Procedures and Technicalities

One Vote Per Share

Each share of our common stock is entitled to one vote on each matter to be voted upon at the special meeting. Holders of our common stock are not entitled to cumulative voting rights on any proposal to be presented at this special meeting.

Quorum

The holders of one-third (33.33%) of the shares of our common stock outstanding and entitled to vote, present in person or represented by proxy at the special meeting, will constitute a quorum for the transaction of business. However, the affirmative vote of a majority of the outstanding shares, or at least 136,308,166 shares, is required to approve the merger proposal.

If a quorum is present when the special meeting is convened, the stockholders present may continue to transact business until adjournment, even if the withdrawal of stockholders originally present leaves less than a quorum.

Abstentions

If a stockholder indicates on their proxy that they wish to abstain from voting, including banks, brokers or other nominees holding their customers’ shares who cause abstentions to be recorded, these shares are considered present and entitled to vote at the special meeting and those shares will count toward determining whether or not a quorum is present at the meeting. However, an abstention will have the same effect as a vote “AGAINST” the merger proposal, the merger-related compensation proposal and the adjournment proposal.

Shares Held in Street Name

If you hold your shares in “street name” (i.e., you own your shares beneficially in the name of a stock brokerage account or by a bank, trust or other nominee), we request that you provide your broker, bank or other nominee with instructions on how you would like them to vote your shares using the voting instruction form they provide to you. If you are a street name holder and do not provide timely voting instructions, your broker, bank or other nominee will not have the authority to vote on your behalf on any of the proposals presented at the special meeting. If voting instructions are not received from the beneficial owner, banks, brokers and nominees are permitted to submit proxies to vote shares held in street name only on “routine proposals.” This is sometimes referred to as a “broker non-vote.” However, none of the proposals to be voted upon at the special meeting — the merger proposal, the merger related compensation proposal or the adjournment proposal — are routine proposals. Accordingly, there should be no broker non-votes at the special meeting.

Because of the vote required to approve the merger proposal, if a street name holder does not provide voting instructions on the merger proposal and consequently that street name holder’s shares are not voted, or are counted as a broker non-vote on the merger proposal, it will have the same effect as a vote “AGAINST” the merger proposal. A broker non-vote will have no effect for purposes of determining the outcome of the vote on the merger-related compensation proposal or the adjournment proposal, provided that a quorum is otherwise present.

Solicitation of Proxies

Our Board is soliciting your proxy, and we will bear the cost of this solicitation of proxies. This includes the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of our outstanding common stock.

The solicitation of proxies is being made primarily by mail and through the internet, but directors, officers, employees, and contractors retained by the Company may also engage in the solicitation of proxies by telephone. The cost of soliciting proxies will be borne by the Company. The Company has retained the services of Alliance Advisors to assist in the solicitation of proxies, at a cost to the Company for basic services of approximately $10,000 plus expenses. Depending upon the circumstances, the scope of services to be provided by Alliance Advisors may expand, and cost would be expected to increase correspondingly. In addition, the Company may reimburse brokers, custodians, nominees and other record holders for their reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners.

THE MERGER

This discussion of the merger is qualified in its entirety by reference to the merger agreement, which is attached to this proxy statement as Appendix A and incorporated into this proxy statement by reference. You should carefully read and consider the entire merger agreement, which is the legal document that governs the merger, because this document contains important information about the merger and how it affects you.

Parties Involved in the Merger

Asensus Surgical, Inc. is a Delaware corporation. We are headquartered in Durham, North Carolina. Our common stock is listed on the NYSE American exchange under the symbol “ASXC.”

Parent is a California corporation and a wholly-owned subsidiary of KARL STORZ.

Merger Sub is a wholly-owned subsidiary of Parent formed solely for the purpose of entering into the merger agreement and consummating the transactions contemplated by the merger agreement.

The Merger and Its Effects

If the merger agreement is approved and adopted by our stockholders and the other conditions to the closing of the merger are either satisfied or waived, Merger Sub will be merged with and into Asensus, and the separate corporate existence of Merger Sub will cease. Asensus will be the surviving corporation in the merger and will continue its corporate existence as a Delaware corporation and a wholly-owned subsidiary of Parent. The effective time will occur upon the filing of a certificate of merger with the Secretary of State of the State of Delaware (or at such later time as we, Parent and Merger Sub may agree and specify in the certificate of merger).

Upon the terms and subject to the conditions of the merger agreement, at the effective time of the merger, each share of our common stock issued and outstanding immediately before the effective time of the merger (other than cancelled shares and dissenting shares) will be converted into the right to receive $0.35 in cash, without interest and less any applicable withholding taxes. At the effective time of the merger, our current stockholders will cease to have ownership interests in the company or rights as its stockholders.

Therefore, our current stockholders will not participate in any of our future earnings or growth and will not benefit from any future appreciation in our value.

Our common stock is currently registered under the Exchange Act and is quoted on the NYSE American under the symbol “ASXC.” As a result of the merger, Asensus will cease to be a publicly traded company and will be a wholly-owned subsidiary of Parent. Following the consummation of the merger, our common stock will be delisted from the NYSE American and deregistered under the Exchange Act, and Asensus will no longer be required to file periodic reports with the SEC with respect to our common stock, in each case in accordance with applicable law, rules and regulations.

The merger will be accounted for as a “purchase transaction” for financial accounting purposes.

Asensus Without the Merger

If the merger agreement is not approved and adopted by our stockholders or if the merger is not consummated for any other reason, our stockholders will not receive any payment for their shares of our common stock. Instead, we will remain a public company, our common stock will continue to be listed and traded on the NYSE American and registered under the Exchange Act and we will continue to file periodic reports with the SEC.

Because the Company is unlikely to be able to secure needed capital following a failed merger vote and because of the Company’s obligation to repay the amounts due under the Note to KARL STORZ, and the security interests supporting such obligation to pay, if the merger agreement is not approved and adopted by our stockholders we will be forced to seek bankruptcy protection in order to maximize the value of our assets as we seek an orderly liquidation of the Company.

We could also face delisting of the common stock on the NYSE American.

If the merger agreement is terminated, under specified circumstances, we may be required to pay Parent a termination fee, as described under “The Merger Agreement — Termination” on page 69.

Background of the Merger

Introduction

The Company is a medical device company that is digitizing the interface between the surgeon and patient to pioneer a new era of surgery that it refers to as Performance-Guided Surgery™, or PGS, by unlocking clinical intelligence to enable surgeons to deliver consistently superior outcomes to patients. Built upon the foundation of digital laparoscopy and laparoscopic minimally invasive surgery, or MIS, (which remains the gold standard of surgery today), the Company is pioneering PGS to increase surgeon control and reduce surgical variability. Through the integration of machine vision, Augmented Intelligence, and deep learning capabilities throughout the surgical experience delivered via the Senhance® Surgical System, combined with the Intelligent Surgical Unit™, or ISU™, the Company is holistically addressing the current clinical, surgeon performance (fatigue and ergonomics), and economic shortcomings that impact surgical outcomes in a value-based healthcare environment. The Company is also incorporating all of these capabilities into its next generation robotic system called the LUNA™ Surgical System and referred to in this proxy statement as the LUNA System.

The industry in which the Company competes is highly competitive, subject to change and significantly affected by new product introductions and other activities of industry participants. Although the Company possesses only the second surgical robotic system, the Senhance System, to receive 510(k) clearance from the FDA, many competitors have significantly greater financial and human resources than the Company does, and have established reputations with the Company’s target customers, as well as worldwide distribution channels that are more established and developed than those of the Company. Reference is made to the Company’s Annual Reports on Form 10-K, filed with the SEC, for a discussion of the Company’s competitive landscape, including changes over the past few years. There were new entrants in the market for robotic surgery in 2023 and 2022, and some progress by existing competitors in 2023. The Company believes that its focus on the laparoscopic market and its PGS initiative, along with its LUNA System development efforts, have helped the Company remain competitive in this growing field. The Company’s focus in 2021 through 2023 was on the development of its next-generation robotic system, the LUNA System, and its other initiatives to grow its commercial business. However, because of the Company’s small size and inability to attract the capital investment necessary to sustain the Company until cash flow breakeven, the Company’s strategic plan also included finding and developing formal relationships or significant collaborations with one or more large, well-capitalized medical device industry participants.

2021

In 2021 the Company established development plans for LUNA, its next generation surgical robotic system, and focused its internal development efforts on instruments and the enhancement of its ISU. In early 2021 the Company’s stock price increased significantly and the Company was able to successfully raise close to $170 million in the first quarter of 2021 from a registered direct offering, an underwritten public offering, exercises of outstanding Series B, C and D common stock warrants and proceeds from the Company’s then-existing “at the market,” or ATM, offering under its then-existing Controlled Equity Offering Sales Agreement with one sales agent.

Throughout 2021, senior management engaged in frequent discussions with four to five medical device and instrument manufacturers regarding integration of third-party instruments and other medical products with both the Company’s existing products and/or potential incorporation into the LUNA System.

The Company’s Chief Executive Officer, Anthony Fernando, also held periodic meetings with representatives of three global medical device manufacturers, referred to in this “Background of the Merger” as Company A, Company B and Company C, and a non-U.S. based private equity firm (referred to in this “Background of the Merger” as Financial Sponsor D) regarding the possibility of strategic collaboration arrangements, which could include, for each of the four entities, partnering opportunities, collaborations, OEM development or sales and distribution arrangements. These meetings did not result in any indications of interest.

The Asensus Board held 12 Board meetings in 2021 at which it received updates and information regarding these discussions, and received operational updates, approved capital raising transactions and discussed the Company’s strategic plan. The Nominating and Corporate Governance Committee of the Board, working with senior management, evaluated the skills and qualifications of the Board and sought to refresh the Board with additional members with medical device industry management experience and commercial experience. These activities led to the recruitment of Kevin Hobert and Elizabeth Kwo, M.D. to join the Board in July 2021. In October 2021, Paul LaViolette, the long-time Chairman of the Asensus Board announced his intention to resign from the Asensus Board. David Milne was appointed as Board Chairman at the October 27, 2021 Board meeting.

The Company’s stock price remained stable through June 2021 and the Company filed a well-known seasoned issuer, or WKSI, shelf registration statement in May 2021 so that it could be prepared to implement capital-raising transactions if and when needed. This included implementation of a new Controlled Equity Offering Sales Agreement with three sales agents under which a modest amount of additional funds were raised in late 2021.

In June 2021, the CEO reported to the Asensus Board that the discussions with Financial Sponsor D had stalled over a discussion of milestone payments and intellectual property ownership matters. No further conversations were held with Financial Sponsor D.

The Company’s stock price began falling in mid-2021, which negatively impacted the Company’s ability to pursue capital-raising transactions. The Asensus Board and management began to explore ways to reduce the Company’s quarterly cash burn while continuing to pursue its strategy. By December 31, 2021, the Company’s closing stock price had declined to $1.04 per share.

In September 2021, the Company announced it had received 510(k) clearance for expanded ISU features. Its commercial activities for the balance of the year focused on increasing placements and sales of the Senhance System, assisting customers in increasing numbers of surgical cases performed using the Senhance System, and driving sales and use of the ISU with such enhanced features.

On November 17, 2021, the Company’s CEO and Vice President, Europe held a meeting with representatives of KARL STORZ to discuss possible supply activities related to cameras and potential for OEM of instruments. This was a routine meeting that was part of a series of meetings dating back to 2016 in which the parties discussed potential supply and manufacturing agreements. The CEO informed the Asensus Board of this meeting at a regularly scheduled December 2021 Board meeting.

2022

In January 2022, the Company’s management presented an update on the Company’s PGS initiative at the J.P. Morgan Healthcare conference. The Company’s business activities focused on increasing Senhance System placements, increased utilization of the Senhance System by existing customers, ISU and LUNA System development efforts, and collecting surgical data in its TRUST™ registry as it continued to refine its digital laparoscopy features and PGS initiative. The Asensus Board held a number of detailed sessions in February, April, July, September and October 2022 devoted to a review and refinement of the Company’s strategic approach and three-year plan, including a focus on developing business combination opportunities. The April 2022 Board meeting was a formal strategic planning session. Invited guests included operations and investor relations consultants. The session included a detailed overview of the competitive landscape in robotic surgery and the Company’s position in such industry. Prior to the April and October 2022 Board meetings, the CEO and Board Chairman met to discuss the strategic plan and Board presentations. During 2022, the Asensus Board also continued to explore other Company initiatives including digital laparoscopy advances and the value of increasing case data harnessed in the Company’s PGS initiative via the ISU and TRUST registry. During the April Board meeting, management and the Board discussed potential investors, strategic partners, and potential acquirers for the Company. Candidates were identified based on the experience and input of the Board and management, a review of industry participants and potential participants, a review of healthcare technology focused investors, and input from investment banking professionals and industry consultants. This discussion informed and focused ongoing efforts to engage potential investors, collaborators, and acquirers.

In the first quarter of 2022, the Company’s stock price continued to decline, to $0.66 by March 31, 2022. In connection with its filing of its Annual Report on Form 10-K for the year ended December 31, 2021, the Company was no longer a WKSI, therefore, it filed a shelf registration statement to replace its WKSI shelf registration, and entered into a new Controlled Equity Offering Sales Agreement for an ongoing ATM offering with two sales agents. The Company did not raise meaningful capital under its ATM offering in 2022 because of the continued decline in its stock price.

In accordance with its strategic plan, the Company’s management continued to hold frequent in-person and virtual meetings with representatives of Company A, Company B and Company C during 2022. It held one virtual meeting with Company A in October 2022 to discuss an overview of the ISU, digital laparoscopy progress and a regulatory update. It participated in a total of seven monthly virtual meetings with different representatives of Company B, primarily from the robotics group and business development team, from March to late August 2022 to present digital laparoscopy, explore a possible instrumentation collaboration and discuss other partnering opportunities, including intellectual property licensing opportunities. The meeting held on August 30, 2022, focused on three potential scenarios regarding collaboration over instrument development and manufacturing.

The Company held one in-person meeting with the senior management and business development team at Company C in August 2022 to provide a detailed overview of the Company’s products, including the LUNA System in development. None of these meetings and presentations led to any significant indications of interest or other collaboration, partnering or business combination proposals.

Senior management representatives of the Company met four times, three in-person and one virtual, in May, June, September and December of 2022 with representatives of KARL STORZ. The first meeting, held on May 29, 2022 took place in Milan, Italy. The Company provided an overview of digital laparoscopy and the ISU, then-current instruments and a LUNA development update. Representatives of KARL STORZ were able to use and explore the capabilities of the ISU and Senhance System.

The next meeting between the parties was held on June 15 and 16, 2022, again in Milan, Italy. Representatives were Stephan Abele, Debora Botturi, Andrew Warning, and Paul Czekanowski from KARL STORZ and Mr. Fernando, Dustin Vaughn, Motti Frimer, Wouter Donders, Thorsten Brandt, Nick Summitt, and Stefano Pomati from the Company. This marked the first substantive discussion of a potential partnering relationship for LUNA instruments, a possible OEM relationship related to the manufacturing of the ISU, and sales force relationships.

On September 1, 2022, Mr. Abele and Ms. Botturi of KARL STORZ visited the Company’s headquarters in Durham, North Carolina. The purpose of the meeting was to introduce KARL STORZ to the Company and meet the Company’s leadership team, including Mr. Vaughan, Daniel Odermatt, Mr. Summitt and Mr. Frimer and continue the discussions regarding a collaboration on the ISU manufacturing and LUNA instruments development.

On September 14, 2022, the Asensus Board held a mid-quarter Board call and discussed the interactions and potential collaboration for the ISU, instruments and/or the LUNA System with KARL STORZ, Company B and with a global instrument manufacturer.

The final 2022 meeting was a virtual meeting between Mr. Fernando and Mr. Abele held on December 30, 2022. The parties continued their discussion regarding the potential collaboration opportunity and committed to meet in Los Angeles, California in early 2023.

In addition to these discussions with third parties, including KARL STORZ, during 2022 the Company expanded its senior leadership team, opened new offices in Israel and Japan, and investigated possible manufacturing and commercial agreements with third parties.

Beginning in September 2022, the Company’s management and consultants began to develop materials to announce the LUNA system development plans in a public forum. Prior to this time, the Company’s disclosure regarding its next generation robotic system was limited, as the Company evaluated the risks, rewards and anticipated costs related to the development, regulatory approval for and commercialization of the LUNA System.

The Asensus Board held eight meetings in 2022. As noted, the focus of many of these meetings was on the Company’s strategic approach, partnering opportunities and the competitive landscape. On October 24, 2022, Mr. Fernando updated the LUNA System financial model and discussed the model with Board Chair David Milne prior to an upcoming Board meeting. That Board meeting was held on October 26-27, 2022, at which the LUNA System financial model, including assumptions, limitations and risks were discussed in detail. The discussions included both a stand-alone development model and a potential strategic partnering or business combination transaction with one of the companies with which the Company representatives had been meeting.

The Company’s stock price continued to decline during 2022 and the Company recognized that, absent an ability to raise significant additional capital, its financial statements and SEC filings would reflect uncertainty regarding the Company’s ability to continue as a going concern.

On December 30, 2022, the closing price of the Company’s common stock was $0.35 per share.

2023

From early January through March 2023, the CEO and Board Chairman had weekly calls to discuss the operating plans and an upcoming Investor Day.

On January 11 and 12, 2023, Mr. Fernando and Mr. Vaughn met in Los Angeles, California with Mr. Abele, Ms. Botturi, Helene Wahl and Mark Green of KARL STORZ to discuss and negotiate a term sheet for a collaboration agreement related to the development, manufacture and sales of instruments on the LUNA System platform, and the manufacture and sales of the Company’s ISU. The potential for a collaboration on instruments and the ISU was first discussed. Discussions and negotiations of the term sheet continued for the rest of January and into February 2023. The Company engaged Ballard Spahr LLP, or Ballard Spahr, to provide legal advice with respect to the term sheet and the collaboration agreement. The Company and representatives of Ballard Spahr negotiated the term sheet with representatives of KARL STORZ from January 17, 2023, until a Memorandum of Understanding (MOU) was signed with an affiliate of KARL STORZ on February 13, 2023.

The MOU set forth the companies’ intentions to (1) have KARL STORZ market and sell the ISU as a standalone device together with the KARL STORZ IMAGE1 S™ imaging system and OR1™ integration product offering, (2) jointly develop the integration of the ISU into KARL STORZ’s laparoscopic vision system, and (3) jointly collaborate on developing next generation instrumentation to be used in the LUNA System and KARL STORZ’s surgical platform. The MOU was publicly announced as part of the Company’s Investor Day on February 21, 2023.

On January 30, 2023, and continuing into February and March 2023, Mr. Fernando had multiple calls with executives of Company B to arrange meetings to provide an overview to senior executives of Company B.

On February 7 and 8, 2023, the Asensus Board Chairman and Board members Richard Pfenniger and Andrea Biffi met with Mr. Fernando in Durham, North Carolina to continue discussing strategic alternatives.

Also at the Investor Day on February 21, 2023, the Company introduced its next generation surgical robotic system, the LUNA System and the ongoing developments in its PGS platform. In addition, the Company disclosed that the Asensus Cloud was being introduced to assist in pre‑operative surgical planning, post-surgical performance analytics and best practices guidance, and enable the extraction and aggregation of insights from surgical data. The Company disclosed that it anticipated, at that time, that it would spend the rest of 2023 refining and finalizing the design builds and conducting testing on the ISU enhancements for standalone use, reaching design freeze on the LUNA System in the first quarter of 2024 and making regulatory notices and submissions by the end of 2024. The Company anticipated a commercial pilot launch of the LUNA System in the second half of 2025.

Following the negotiation of the MOU between the Company and an affiliate of KARL STORZ, representatives of Ballard Spahr and representatives of Ropes & Gray LLP, as counsel to KARL STORZ, began negotiating the terms of a Joint Collaboration and Development Agreement (the “Collaboration Agreement”). Ballard Spahr provided a first draft of the agreement to KARL STORZ in early March 2023.

A regularly scheduled Board meeting was convened on April 26 and 27, 2023 in Durham, North Carolina. The Asensus Board received presentations from three investment banking firms related to capital raising and strategic transaction capabilities. Following such presentations, the Asensus Board engaged in a business development and strategy review of the Company’s prospects. Ongoing discussions with KARL STORZ, Company A, Company B and Company C were evaluated as to likelihood of success, next steps and obstacles. The Board and management also discussed the risks inherent in the Company’s ability to raise needed capital given the market conditions and the Company’s stock price. The Asensus Board also began a detailed discussion of alternatives if none of the discussions resulted in actionable transactions, including a potential restructuring and liquidation of the Company to return some value to stockholders.

Throughout April, May and June of 2023, representatives of the Company, Ballard Spahr, KARL STORZ and Ropes & Gray participated in weekly or bi-weekly conference calls and exchanged drafts of the Collaboration Agreement as they worked to negotiate and document the transactions contemplated by the MOU between the Company and an affiliate of KARL STORZ. The principal points of negotiation revolved primarily around intellectual property license and ownership matters, robotic surgery product offerings and manufacturing aspects. The parties were ultimately unable to reach agreement on terms of the Collaboration Agreement. The Company filed a Current Report on Form 8-K on June 30, 2023 to disclose the cessation of discussions with KARL STORZ.

On May 12 and 24, 2023, representatives of the Company presented an overview of the Company’s assets and capabilities to executives of Company B.

On June 9, 2023, senior executives of Company B met with representatives of the Company, including Mr. Fernando, in Durham, North Carolina. During the meeting, the Company representatives provided an overview of the Company, its Senhance System, its LUNA System in development, instrument portfolios, the opportunities for integration of the instrument offerings of both companies and an overview of the Company’s digital and visualization capabilities.

On July 27, 2023, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain purchasers signatory thereto (the “Purchasers”), pursuant to which the Company agreed to issue and sell to the Purchasers in a registered direct offering (the “Offering”) (i) 23,809,524 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and (ii) common warrants to purchase up to an aggregate of 23,809,524 shares of Common Stock (the “Warrants”). Each share of Common Stock and accompanying Warrant was sold at a price of $0.42 per share and accompanying Warrant for aggregate gross proceeds of $10 million before deducting the placement agent’s fees and the offering expenses. The Company disclosed that the net proceeds of this Offering would be used for general corporate purposes, including working capital, product development and capital expenditures.

The Company leadership team also held a number of meetings with potential fund and private equity investors during 2023. Mr. Fernando held frequent calls with Board Chair David Milne to discuss challenges and opportunities that arose from these discussions. None of these discussions resulted in investments in the Company.

Mr. Fernando held monthly calls with representatives of Company B in September, November and December of 2023 to discuss updates and an overview of the LUNA System development.

At a regularly scheduled meeting on September 29, 2023, the Asensus Board and management discussed various potential business development and strategic transaction alternatives, as well as a continued discussion of the need for additional financing to continue the Company’s operations, including development of the LUNA System, particularly given the disappointing results of the July 2023 capital offering. The Board’s focus was on finding an opportunity for the Company to be acquired given the significant capital needed to advance the product development efforts and the lack of a realistic ability to raise such capital for the Company to continue on a stand-alone basis. Ongoing expense reduction activities also continued into the fourth quarter of 2023. The Asensus Board discussed the critical importance of the December 2023 animal lab demonstrations scheduled as a crucial step in the LUNA System development. Mr. Fernando informed the Asensus Board that representatives of KARL STORZ, Company A, Company B and Company C, as well as different instrument manufacturers, were invited to the December 2023 animal lab demonstrations.

On October 25, 2023, executives of KARL STORZ including Thorsten Molitor, Stefan Ort, Bernd Hermann, Stefan Rehbein, Jose Luis Moctezuma and Ms. Botturi met with the senior leadership team of the Company. The discussions focused on the Company’s LUNA System.

On July 24, 2023 and October 25, 2023, the Company’s CEO held virtual meetings with representatives of Company C to provide updates on the LUNA System development. Representatives of Company C met with the Company on November 10, 2023, for a LUNA System demonstration. Representatives of Company C were invited to the Company’s December animal lab demonstration at that time. An additional visit occurred on December 6, 2023, in California to discuss potential partnering opportunities and the Company’s need to move forward with a defined timeline for future discussions.

On July 24, 2023, the Company’s CEO met with representatives of Company A in Melbourne, Australia at an industry conference to discuss setting up a meeting of the companies’ digital teams. Company A was invited to the Company’s December 2023 animal lab demonstration.

Beginning in late October 2023 and continuing weekly or bi-weekly through the remainder of 2023, Mr. Fernando met with a subcommittee of the Asensus Board consisting of Board Chair David Milne, Richard Pfenniger and Andrea Biffi (a “Strategy Committee”) to discuss financing alternatives and strategic business combination or collaboration possibilities.

On November 10, 2023, an executive and a surgeon consultant of Company C met with the senior leadership team of the Company, including Mr. Fernando, at its Durham, North Carolina headquarters for an all-day meeting that included a demonstration of the LUNA System in development and the Company’s ISU product.

At a Board meeting held on November 29, 2023, the Asensus Board discussed the planned animal lab demonstrations and invited guests, the results of the meetings held with the potentially interested companies and the alternatives facing the Company. The Asensus Board authorized management and counsel to begin compiling information in earnest to assess the possible restructuring and/or orderly liquidation of the Company if no alternatives progressed to a proposed transaction.

The Company held its animal lab demonstrations for the LUNA System for the full week of December 11, 2023. Representatives of each of Company A, Company B, Company C and KARL STORZ attended. Following the demonstrations, Mr. Fernando requested indications of interest in the pursuit of a strategic transaction with the Company by mid-January 2024.

On December 29, 2023, the Company’s stock price closed at $0.32 per share.

2024

Update calls with the Strategy Committee of the Asensus Board occurred on January 16, 23, 26 and 30, 2024 to convey the initial impressions and other information received by the potentially interested parties. In addition, a Board meeting was held on January 5, 2024 to provide the Asensus Board with the information compiled to date on the potential restructuring or liquidation of the Company in bankruptcy (Plan B). The Asensus Board provided additional direction to the Company and authorized the retention of a restructuring consultant to assist in planning for a possible bankruptcy scenario. Representatives of Ballard Spahr provided some recommendations to the Company for financial consultants to assist in Plan B evaluation.

Mr. Fernando met with representatives of Company A at the J.P. Morgan Healthcare Conference on January 9, 2024 to discuss any potential partnering opportunities. A follow-up call was held on January 26, 2024.

The Company’s management held calls with representatives of Company B on seven occasions in January 2024, to follow-up on partnering opportunities.

Mr. Fernando held calls on four occasions in January 2024 with representatives of Company C to discuss the animal lab impressions and potential collaboration activities. On January 24, 2024, Company C notified the Company of its decision not to pursue a transaction with the Company and conversations ceased.

The Asensus Board met in Durham, North Carolina on February 6 and 7, 2024 for its regularly scheduled meeting. Mr. Fernando presented the information received to date from the potentially interested companies, including potential interest from KARL STORZ. An additional Board update meeting occurred on February 9, 2024. At this point, the Asensus Board requested weekly update calls to remain current on the various discussions and monitor the Company’s cash position. The possible Plan B scenario was discussed at each meeting.

On February 12, 2024, representatives of KARL STORZ met with Mr. Fernando and other representatives of the Company in Durham, North Carolina to discuss a potential sale transaction and certain KARL STORZ preliminary due diligence requests with respect to the LUNA system and its regulatory pathway.

Mr. Fernando met with Mr. Milne on February 14, 2024 and with the Asensus Board on February 16, 2024, to review the results of the meetings with Company A, Company B and KARL STORZ. Mr. Fernando noted that Company A was still considering its strategy and that a meeting was scheduled with Company A later in February. Mr. Fernando reported on the due diligence session with KARL STORZ indicating that the KARL STORZ representatives stated that they would evaluate the information provided.

On February 21 and 22, 2024, senior executives of Company B met with senior leadership of the Company at its Durham, North Carolina headquarters. The focus of the meetings was on the Company’s digital products and technology foundation, the regulatory pathway for the Company’s products, a tissue lab evaluation and extensive discussions regarding the LUNA System and collaborative pathways between the parties. Mr. Fernando had a follow-up conversation with representatives of Company B on February 26, 2024.

The Asensus Board held update calls on February 16, 23 and 29, 2024 at which these alternatives and Plan B were discussed. At the February 16, 2024 meeting, Mr. Fernando presented a financing alternative suggested by an investment banking firm regarding a warrant exchange. No decision was made at that time. At the February 23, 2024 meeting, Mr. Fernando reported on the additional due diligence questions raised by KARL STORZ, primarily related to tax and intellectual property topics. At the February 29, 2024 meeting, Mr. Fernando described the ongoing due diligence process by KARL STORZ, informed the Asensus Board of Company A’s decision not to pursue a transaction with the Company, and updated the Asensus Board on liquidity alternatives including the warrant exchange program, use of the Company’s then-existing “at the market,” or ATM, offering under its then-existing Controlled Equity Offering Sales Agreement with one sales agent or receipt of bridge funding from an acquiring party.

In the first week of March 2024, Mr. Fernando met with Michael Tröndle and Thorsten Molitor of KARL STORZ in Basel, Switzerland. The KARL STORZ executives described the due diligence work conducted to date and noted that a written proposal from KARL STORZ would likely be forthcoming by the end of the month.

At a Board call on March 8, 2024, Mr. Fernando updated the Asensus Board on potential transactions with Company B and KARL STORZ. Mr. Fernando also discussed the tax credit work relating to net operating losses continuing, the plans of KARL STORZ for next steps, the legal due diligence questions presented by KARL STORZ and the possible terms of a bridge funding. The Asensus Board also authorized the engagement of Jefferies, which thereafter was engaged as Asensus' financial advisor.

A letter of intent dated March 19, 2024 was delivered to the Company by KARL STORZ on March 20, 2024. A call to update the members of the Asensus Board was held on March 21, 2024. All Asensus Board members and representatives from Ballard Spahr LLP and Jefferies attended the meeting. Mr. Fernando summarized the draft letter of intent provided by KARL STORZ. The Asensus Board and advisors discussed the terms of the letter, including the merger consideration of $0.35 per share, the structure of the transaction, the $20 million bridge funding, the exclusivity period, key conditions to the closing and timeline. The Asensus Board particularly discussed the 10-week due diligence timeline, the transaction’s risks to the Company, the consideration offered and the structure of the proposed bridge funding. Mr. Fernando discussed a potential timeline for the transaction. Mr. Fernando was charged with relaying the Asensus Board’s comments to KARL STORZ, focused on the due diligence timeline, bridge funding that provided funding to the Company during the due diligence period and the consideration offered. The Asensus Board also discussed the advisability of establishing a transaction committee of disinterested independent directors to assist management in reviewing transaction documents and other transaction terms, and to actively monitor the need for the Company to pursue Plan B. A Transaction Committee comprised of David Milne, Richard Pfenniger and Kevin Hobert was appointed.

On March 21, 2024, Mr. Fernando informed the Asensus Board that Company B had informed Asensus it would not pursue a transaction with Asensus.

On March 22, 2024, Mr. Fernando contacted representatives of UBS, who had been retained by KARL STORZ as financial advisor with respect to the proposed transaction, to provide the feedback that the Company requested a more expeditious diligence timeline, additional per share consideration and more favorable terms for the proposed bridge funding, including that such funding would need to be extended to the Company during the due diligence period.

On March 23, 2024, KARL STORZ delivered an updated letter of intent to the Company, which reiterated proposed merger consideration of $0.35 per share, a 10-week due diligence period and bridge funding through a promissory note providing $5 million of financing to the Company on a monthly basis commencing upon the signing of definitive documentation for the proposed transaction. Mr. Fernando contacted representatives of UBS to reiterate the Board’s views that the diligence period was too long and that the bridge financing would need to be available during the due diligence period.

KARL STORZ delivered an updated letter of intent to the Company on March 26, 2024. In connection with delivery of the updated proposal, representatives of UBS noted that the merger consideration of $0.35 per share represented KARL STORZ’s “best and final” proposal to the Company and that the 10-week due diligence timeline was a requirement for KARL STORZ. The Asensus Board discussed the timeline, exclusivity period, and its implications, and the bridge funding proposed, which included $1 million upon execution of the promissory note for the bridge funding, as well as up to nine (9) additional installments of $1 million for each extension of the exclusivity period, $5 million upon the Company’s election following execution of a merger agreement, and $5 million upon the Company’s election one month following the execution of a merger agreement. The Asensus Board and counsel discussed the disclosure obligations and alternatives regarding the fully secured bridge funding and the letter of intent, to give context to the bridge funding. The Asensus Board provided management with authorization to finalize the letter of intent and negotiate the related bridge funding documentation with KARL STORZ. The Asensus Board also received an update on its Plan B activities, including participation from bankruptcy and restructuring counsel from Ballard Spahr.

On March 28, 2024, the Company executed the letter of intent from KARL STORZ substantially in the form provided on March 26, 2024. Also on March 28, 2024, the Asensus Board held a meeting to discuss the bridge funding and due diligence process. The Asensus Board also reviewed the cash flow outlook presentation prepared by its Plan B financial consultant. The Asensus Board discussed the public disclosure of the non-binding letter of intent and anticipated next steps.

Representatives of Ropes & Gray provided the draft Secured Promissory Note and Intellectual Property Security Agreement (the “IP Security Agreement”) to Ballard Spahr on March 28, 2024. Over the next five days, the parties negotiated the Note and IP Security Agreement and the Company drafted a press release to announce the entry into the bridge funding documents and the non-binding letter of intent. The principal points negotiated were the scenarios in which the Note would need to be repaid, the time periods in which the Note would need to be repaid, the presence or absence of a prepayment penalty, the security interest provisions and the timeline and process for receiving advances under the Note. The Asensus Board approved the Note and IP Security Agreement on April 2, 2024, and the Company issued a press release related to the non-binding letter of intent and bridge funding and filed a Current Report on Form 8-K to report entry into Note and IP Security Agreement on April 3, 2024.

The exclusivity period began on March 28, 2024, and was extended by KARL STORZ on a weekly basis by written notice on the next nine Thursdays. With each extension, KARL STORZ provided the Company with a $1 million payment under the Note. The exclusivity period expired on June 6, 2024.

From April 3, 2024 until June 6, 2024, KARL STORZ conducted its due diligence review of the Company.

During this due diligence period, the Asensus Board met on April 12, 2024, April 19, 2024 and April 30, 2024. During such calls, the Asensus Board received updates on the KARL STORZ transaction, and reviewed the Company’s financial model, cash status, ongoing capital requirements and long-term strategic plan. The Company also continued its Plan B preparations in the event the discussions with KARL STORZ were terminated.

On May 9, 2024, Ropes & Gray provided Ballard Spahr with the first draft of the merger agreement. The Company executive team worked with the Company’s advisors in its review of the merger agreement draft. The principal areas of focus were (1) the treatment of outstanding equity awards, (2) revisions to the requested representations and warranties, (3) the termination fee proposals at 5.0% of fully diluted equity, which the Company proposed to reduce to 2.5% given the outstanding Note amounts that would also be due, and (4) the addition of a reverse termination fee equating to forgiveness of the outstanding amounts under the Note in the event the merger agreement and merger were not approved by the Company’s stockholders. The Company also submitted a request for due diligence materials related to Parent, the KARL STORZ affiliate that was to be party to the merger agreement. The comments to the merger agreement draft were discussed with the Transaction Committee the week of May 13, 2024.

Also on May 9, 2024, the Transaction Committee held a meeting to discuss the merger agreement and to receive an update on Plan B.

On May 14, 2024, the Company held its quarterly earnings call and filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024.

On May 17, 2024, Ballard Spahr provided a revised draft of the merger agreement to Ropes & Gary with the revisions described above and the due diligence request list related to Parent.

On May 24, 2024, a meeting of the Asensus Board was held to continue the discussion of the LUNA financial model.

On May 28, 2024, Ropes & Gray provided a revised draft of the merger agreement to Ballard Spahr. The revised draft rejected the Company’s comments related to the treatment of outstanding equity awards and the proposal for payment of a reverse termination fee. The termination fee proposal was reduced to 4.0% of fully diluted equity value.

On May 29, 2024, the first draft of the Company’s disclosure letter to the merger agreement was delivered to Ropes & Gray. The Company continued to update the Company’s disclosure letter from May 30 to June 6, 2024, and the Company continued to provide requested due diligence materials.

On May 30, 2024, a Transaction Committee meeting was held to provide the Transaction Committee with updated information regarding the merger agreement negotiations and to seek input from the Committee. The Committee also discussed the status of Plan B.

The Company leadership spoke with the Company’s advisors over the next few days regarding the merger agreement and its provisions. Ballard Spahr provided a revised draft of the merger agreement to Ropes & Gray on May 30, 2024, restoring the reverse termination fee proposal, renewing its proposal for a reduced termination fee given the amounts that would be due under the Note, and requesting an “all hands” call to discuss the treatment of outstanding equity awards as well as the reverse termination fee. A call regarding the treatment of equity awards under the merger agreement occurred on May 31, 2024 and was attended by senior leadership of KARL STORZ, Mr. Fernando and representatives Ropes & Gray and Ballard Spahr. Representatives of UBS and Jefferies also were in attendance.

On June 4, 2024, Ballard Spahr provided two revised merger agreement drafts, proposing a termination fee of 3.5%, a compromise position in response to KARL STORZ’s most recent proposal of 4%, and including the removal of the reverse termination fee. On June 4, 2024, representatives of Ropes & Gray discussed all remaining open issues in the merger agreement with representatives of Ballard Spahr, including that the acceleration of equity awards would be limited to acceleration of vesting of performance-based restricted stock units granted in 2022 and 2023 (for which the achievement of the performance goals had been previously determined); all other equity awards would be converted into the right to receive cash compensation at the merger consideration level and paid out over time upon vesting, with the applicable terms and conditions set forth in the Incentive Plan continuing to apply to those awards.

Also on June 4, 2024, an Asensus Board meeting was held, attended by all Board members, management and representatives of Jefferies and Ballard Spahr. Jefferies reviewed its preliminary financial analysis of the merger consideration with the Asensus Board. The Asensus Board discussed the financial model, cash on hand, and capital requirements needed to continue the Company’s operations on a stand-alone basis, and the difficulties of raising such capital. The Asensus Board received an update on the status of the merger agreement negotiations and discussed Plan B.

On June 5, 2024, Ropes & Gray delivered a revised merger agreement reflecting the negotiated positions described above. Ballard Spahr returned a draft of the merger agreement to Ropes & Gray on June 5, 2024, with the addition of the payment process for the outstanding equity awards that would be converted to cash consideration and paid over time after the Closing.

On June 5, 2024, the Transaction Committee unanimously approved the merger agreement by written consent and recommended that the Asensus Board approve and adopt the merger agreement.

On June 6, 2024, the Asensus Board held a meeting, attended by all Board members, management and representatives of Jefferies and Ballard Spahr. Ballard Spahr representatives reviewed the Board’s fiduciary duty obligations and reviewed the final proposed merger agreement terms, including a termination fee representing 3.5% of the fully diluted equity value and no reverse termination fee. Also at this meeting, Jefferies reviewed its financial analysis of the merger consideration with the Asensus Board and rendered an oral opinion, confirmed by delivery of a written opinion dated June 6, 2024, to the Asensus Board to the effect that, as of such date and based on and subject to the various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken as set forth in such opinion, the merger consideration to be received by holders of our common stock (other than, as applicable, KARL STORZ, Parent, Merger Sub and their respective affiliates) pursuant to the merger agreement was fair, from a financial point of view, to such holders. After discussion of various matters, including the factors described under the heading “—Reasons of Our Board’s Recommendation in Favor of the Merger,” the disinterested members of the Asensus Board unanimously approved the merger agreement, the merger and the transactions contemplated by the merger agreement.

Later on June 6, 2024, the parties executed the merger agreement.

On June 7, 2024, Asensus issued a press release announcing the execution of the merger agreement with an affiliate of KARL STORZ and filed a related Form 8-K with the SEC.

Financial Projections

Asensus does not, as a matter of course, publicly disclose long-term consolidated forecasts as to future performance, earnings or other results given, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates. However, in connection with the Asensus Board’s evaluation of the merger, Asensus’ management, at the request of the Asensus Board, provided the Asensus Board with certain non-public, unaudited prospective financial information for the fiscal year ending December 31, 2024 through the fiscal year ending December 31, 2035, or the “Projections,” reflecting the best then-available estimates and judgments of Asensus’ management of the future financial performance of Asensus for such periods. The Projections also were provided to Asensus' financial advisor, Jefferies, for its use and reliance in connection with its financial analyses and opinion described under the heading “—Opinion of Asensus’ Financial Advisor” and certain portions of the Projections were provided to KARL STORZ. The information and table set forth below is included solely to give the Company’s stockholders access to certain of the financial projections that were made available to the Asensus Board, KARL STORZ and Jefferies and is not included in this proxy statement in order to influence any stockholder’s decision to vote with respect to the adoption of the merger agreement or for any other purpose.

The Projections summarized in this document have been prepared by, and are the responsibility of, Asensus’ management. BDO USA, P.C. has not audited, reviewed, examined, compiled or applied agreed-upon procedures with respect to the accompanying Projections and, accordingly, BDO USA, P.C. does not express an opinion or any other form of assurance with respect thereto. The BDO USA, P.C. report incorporated by reference in this proxy statement relates to the Company’s previously issued historical financial statements. It does not extend to the Projections and should not be read to do so.

The Projections reflect estimates and assumptions made by Asensus’ management with respect to R&D development of the LUNA System and general business, economic, competitive, regulatory and other market and financial conditions and other future events, all of which are difficult to predict and many of which are beyond Asensus’ control. In particular, the Projections, while presented with numerical specificity, necessarily were based on numerous variables and assumptions that may prove to be not appropriate. Because the Projections cover multiple years, by their nature, they become necessarily less predictive with each successive year and are unlikely to anticipate each and every circumstance that could have an effect on the Company’s business and its results of operations. The Projections were developed solely using the information available to Asensus’ management at the time they were created and reflect assumptions as to certain business and product development, capital raising and commercialization decisions that are subject to change. Important factors that may affect actual results or that may result in the Projections not being achieved include, but are not limited to, the development and regulatory approval pathway for the LUNA System, the ability to successfully commercialize and generate revenue from the LUNA System and the ISU, the effect of regulatory actions, and other risk factors described in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2023, as amended, the quarterly report on Form 10-Q for the quarter ended March 31, 2024, subsequent quarterly reports on Form 10-Q and current reports on Form 8-K. The Projections also reflect assumptions as to certain business decisions that are subject to change. Modeling and forecasting the future in the medical device and robotics industries, in particular, is a speculative endeavor.

None of Asensus, KARL STORZ or any of their respective affiliates, advisors or other representatives makes any representation to any stockholder regarding the Projections or the ultimate performance of Asensus relative to the Projections. The inclusion of the Projections in this proxy statement does not constitute an admission or representation of Asensus that the Projections or the information contained therein is material. Except as required by applicable law, neither Asensus nor any of its affiliates intends to, and each of them disclaims any obligation to, update, correct or otherwise revise the Projections if any or all of them have changed or change or otherwise have become, are or become inappropriate (even in the short term). These considerations should be taken into account if evaluating the Projections, which were prepared as of an earlier date.

The Projections should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding Asensus in its filings with the SEC. The Projections were developed by Asensus’ management on a standalone basis without giving effect to the merger and the other transactions contemplated by the merger agreement, and therefore the Projections do not give effect to the proposed merger or any changes to Asensus’ operations or strategy that may be implemented after the consummation of the merger, including any costs incurred in connection with the proposed merger. Furthermore, the Projections do not take into account the effect of any failure of the proposed merger to be completed and should not be viewed as accurate or continuing in that context.

The Projections further reflect subjective judgment in many respects and, therefore, are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. The inclusion of the Projections should not be regarded as an indication that the Company or anyone who received the Projections then considered, or now considers, the Projections to be necessarily predictive of actual future events, and this information should not be relied upon as such. Asensus’ management views the Projections as being subject to inherent risks and uncertainties associated with such long-range projections.

Unlevered free cash flow, or unlevered FCF, contained in the Projections set forth below is a “non-GAAP financial measure,” which is a financial performance measure that is not calculated in accordance with GAAP. This non‑GAAP financial measure should not be viewed as a substitute for a GAAP financial measure and may be different from a non-GAAP financial measure used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures because they exclude charges and credits that are required to be included in a GAAP presentation. Accordingly, this non-GAAP financial measure should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP.

The following table summarizes certain unaudited prospective financial information contained in the Projections:

	For year ended December 31,
($ in millions)	2024E		2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	2034E	2035E
Total Revenue	$9.0		$9.0	$22.8	$104.3	$223.4	$361.6	$521.9	$603.9	$620.4	$607.2	$560.5	$497.4
Operating Income (Loss) (1)	$(65.1)		$(73.2)	$(77.3)	$(36.2)	$34.3	$121.1	$232.8	$303.5	$324.2	$322.3	$292.7	$249.8
Unlevered FCF (2)	$(34.9)	(3)	$(76.2)	$(83.6)	$(61.8)	$(9.9)	$50.4	$128.6	$205.8	$241.3	$248.7	$236.3	$208.6

(1) Operating income (loss) calculated as total revenue minus total operating expenses and includes the impact of stock-based compensation.

(2) Unlevered FCF calculated as operating income less income taxes, less changes in net working capital, less capital expenditures, plus depreciation and amortization. Unlevered free cash flow reflects a long-term tax rate of 24% and does not reflect any offset to Asensus’ taxes from the utilization of Asensus’ net operating losses, estimated by Asensus management to be approximately $193.7 million as of December 31, 2023, which estimated amount Jefferies was directed to utilize for purposes of its discounted cash flow analysis described under the section “—Opinion of Asensus’ Financial Advisor.”

(3) Represents estimated unlevered FCF for the last two quarters of the year ending December 31, 2024.

In the context of the above Projections, Asensus management assumed that Asensus would need to consummate several equity financings to support the capital needs of its business as a going concern in the amount of $13 million in the second quarter of 2024 and $100 million in each of the fiscal years 2025, 2026 and 2027.

Reasons for Our Board’s Recommendation in Favor of the Merger

The disinterested members of the Asensus Board unanimously determined that the merger agreement, the merger and the other transactions contemplated by the merger agreement are advisable, fair to and in the best interests of Asensus and its stockholders, and unanimously approved the merger agreement and the merger. Accordingly, disinterested members of the Asensus Board unanimously recommends that the stockholders of Asensus vote “FOR” the merger proposal.

In evaluating the merger agreement and the transactions contemplated by the merger agreement, including the merger, our Board consulted with the Company’s management and legal and financial advisors and, in recommending that our stockholders vote in favor of the merger proposal, our Board considered a number of factors weighing in favor of the merger, including the following, each of which our Board believed supported its decision:

●

Attractive Value. Our Board believes that the $0.35 per share price to be paid by Parent would provide stockholders with attractive value for their shares of Asensus common stock. The Asensus Board considered the relationship of the merger consideration to the historical trading ranges of our common stock and the potential trading ranges for our common stock in the future and the likelihood that it could take a considerable period of time before our common stock would trade at a price in excess of the merger consideration, if it ever would, as well as the fact that that the merger consideration constitutes:

o	a premium of approximately 52% over the closing price of our common stock on June 6, 2024, the last trading day prior to the announcement; and

o

a premium of approximately 67% based on the per share closing price of our common stock on the NYSE American on April 2, 2024, the date prior to the first announcement of a potential transaction with KARL STORZ.

●	Best Price Reasonably Attainable. Our Board believed that the merger consideration was the best price reasonably attainable for our stockholders after considering:

o

the absence of any bona fide expression of interest in acquiring Asensus on terms competitive with the proposal made by Parent, despite publicity regarding a potential sale of Asensus and the extensive effort by Asensus’ executive leadership team over the past three years to identify potential partners, investors or acquirors (see “The Merger — Background of the Merger” beginning on page 23);

o	the Company’s inability to secure needed capital to maintain the Company’s business and operations, and the estimated expense of implementing the Company’s strategic plan and operational goals;

o	the fact that the Company accepted bridge funding from KARL STORZ in order to pursue this transaction; and

o

our Board’s belief that the $0.35 per share price to be paid by Parent is the highest price per share that Parent was willing to pay and that the terms and conditions of the merger agreement were, in our Board’s view, the most favorable to us and our stockholders to which Parent was willing to agree.

●

Best Alternative for Maximizing Stockholder Value. After a review of our current and historical financial condition, results of operations, prospects, business strategy, management team, competitive position, and our industry and the industries in which our customers and vendors operate, our Board believes that the value offered to our stockholders under the merger agreement is more favorable to our stockholders than the potential value that might have resulted from the possible alternatives to the merger, including continuing as an independent public company. The Asensus Board believes that the Company would be unable to continue as an independent public company and the Company would be forced to seek bankruptcy protection in the event of a failed merger transaction.

●

Difficulty in Raising Capital. During 2022 and 2023, the Company’s ability to raise the capital necessary to advance its operations and strategic plan became increasingly difficult as its stock price declined and market conditions changed. The Asensus Board was concerned that it would be unable to raise sufficient capital to fund its operations to the extent needed to complete the LUNA System development efforts and other operations as shown in the Projections, and that, even if it were able to do so, the dilution to existing stockholders would be significant. See “The Merger — Financial Projections” on page 32. Therefore, the Asensus Board focused on potential acquisition opportunities, which led to the proposed transaction with KARL STORZ.

●

Lack of Other Viable Alternatives. That our executive team has aggressively pursued other possible acquisition, partnering or collaboration arrangements capable of providing the needed capital to grow the Company’s business, none of which yielded any indication of interest in a potential transaction with the Company.

●

Opinion of Jefferies. The Asensus Board considered the opinion, dated June 6, 2024, of Jefferies to the Asensus Board as to the fairness, from a financial point of view and as of such date, of the merger consideration to be received by holders of our common stock (other than, as applicable, KARL STORZ, Parent, Merger Sub and their respective affiliates) pursuant to the merger agreement, which opinion was based on and subject to various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken as further described under the heading “The Merger — Opinion of Asensus’ Financial Advisor” on page 38, and the full text of which is attached hereto as Appendix B.

●

Certainty of Value. Our Board considered that the merger consideration was payable in cash and the obligations of Parent and Merger Sub under the merger agreement are not subject to any financing contingency, which provides certainty of value and liquidity to our stockholders.

●	High Probability of Completion. Our Board believes that there was a high likelihood that the merger would be completed based on, among other things:

o	the lack of antitrust or other regulatory impediments to closing;

o	the agreement of Parent to use reasonable best efforts to take all actions necessary, proper or advisable to consummate the merger as promptly as reasonably practicable, subject to certain exceptions;

o	our Board’s belief that the October 30, 2024, outside date of the merger agreement would allow for sufficient time to complete the merger;

o

the fact that the conditions to the closing of the merger are specific and limited in scope and that the definition of “material adverse effect” in the merger agreement contains certain carve-outs that make it less likely that adverse changes in our business between announcement and closing of the merger will provide a basis for Parent to refuse to consummate the merger; and

o	the representation of Parent that it has access to sufficient funds necessary for the payment of the aggregate merger consideration.

●

Opportunity to Receive Alternative Proposals and to Terminate the Merger Agreement in Order to Accept a Superior Proposal. Our Board considered the terms of the merger agreement permitting Asensus to respond to Company Acquisition Proposals, and believes that the terms of the merger agreement would not preclude or unreasonably restrict a superior offer from another party, considering:

o

our right under the merger agreement to respond to third parties submitting unsolicited Company Acquisition Proposals by providing non-public information subject to an acceptable confidentiality agreement, and to engage in discussions or negotiations with any such person, if our Board, prior to taking any such actions, determines in good faith that (i) after consultation with its financial advisor and outside legal counsel, the Company Acquisition Proposal either constitutes a superior proposal or is reasonably likely to result in a superior proposal and (ii) after consultation with its outside legal counsel, the failure to take such action would be inconsistent with our Board’s fiduciary duties under applicable law;

o

our ability to terminate the merger agreement to enter into an alternative acquisition agreement that our Board determines to be a superior proposal, subject to certain conditions, including Parent’s matching right and payment of a termination fee to Parent; and

o

our determination that the termination fee of $3,600,000 was reasonable in light of, among other things, the benefits of the merger to our stockholders, the typical size of such fees in similar transactions and the likelihood that a fee of such size would not be preclusive or unreasonably restrictive of other offers, even with the Company’s obligations to repay to KARL STORZ the amounts due under the Note.

●

Stockholder Approval and Appraisal Rights. Our Board also considered the fact that the merger is subject to approval by our stockholders, and our Board has the right, under certain circumstances, to withhold, withdraw, rescind or adversely modify its recommendation that our stockholders approve the merger agreement. Further, the Asensus Board considered that stockholders may exercise dissenters’ rights in connection with the merger and, if they comply with specified appraisal procedures under Delaware law, obtain fair value for their shares.

Our Board also considered the challenges and risks that we have faced, and would likely continue to face, if we remained an independent company, including:

●

our ability to execute on our strategic plan, and the risks, challenges, expense and uncertainties that would be associated with any such efforts, including our ability to continue to develop the LUNA System;

●	the challenges we have historically experienced in growing our business due to the extensive competition in the robotics industry;

●	our recent inability to maintain the price of our common stock, leading to difficulty in securing the capital needed to continue our business operations;

●	the challenges we have faced as a smaller company in competing against our competitors;

●	our need to expand our management team to develop and execute on a strategic plan that would address our future challenges and risks;

●	the capital necessary to implement our strategic plan and the long development and regulatory approval pathway and market penetration challenges facing the Company;

●	the additional and significant costs and burdens involved with being a public company;

●	the volatility in our financial performance and stock price resulting from various factors, including the factors described above; and

●	the other risks and uncertainties inherent in business as described in the section entitled “Risk Factors” set forth in our most recent Form 10-K and Form 10-Q.

In recommending that our stockholders vote in favor of the merger proposal, our Board also considered the risks and potentially negative factors relating to the merger agreement and the merger, including the following:

●

the fact that the merger would preclude our stockholders from the ongoing equity participation in Asensus and that our stockholders will therefore not participate in Asensus’ future earnings or growth, if any, or benefit from the appreciation, if any, in the value of our common stock;

●

the fact that any capital gains resulting from the receipt of the all-cash merger consideration would generally be taxable to those of our stockholders that are treated as U.S. holders for U.S. federal income tax purposes;

●

the fact that, under specified circumstances, we may be required to pay a termination fee and repay indebtedness in the event the merger agreement is terminated and the effect this could have on us, including:

o

the possibility that the $3,600,000 termination fee payable by us to Parent upon the termination of the merger agreement under certain circumstances could discourage other potential acquirors from making a competing proposal, although our Board believed that the termination fee was reasonable in amount and would not unduly deter any other party that might be interested in acquiring us; and

o

if the merger is not consummated, we will generally be required to pay our own expenses associated with the merger agreement and the transactions contemplated thereby, and would be required to repay the Note to KARL STORZ;

●	the restrictions in the merger agreement on our ability to actively solicit competing bids to acquire Asensus;

●

the significant costs involved in connection with entering into and completing the merger and the substantial time and effort of management required to consummate the merger, which could disrupt our business operations;

●

the potential harm that the announcement and pendency of the merger, or the failure to complete the merger, may cause to our relationships with our customer, vendors, and employees, including making it more difficult to attract and retain personnel and the possible loss of personnel;

●

the restrictions on our conduct of business prior to completion of the merger, which could delay or prevent us from taking certain actions with respect to our operations during the pendency of the merger, whether or not the merger is completed;

●

the fact that, although we expect the merger to be consummated if the merger proposal is approved by our stockholders, there can be no assurance that all conditions to the parties’ obligations to consummate the merger will be satisfied; and

●	the fact that certain of our directors and executive officers have interests in the merger that may be deemed to be different from, or in addition to, those of our stockholders.

After taking into account all of the factors set forth above, as well as others, our Board concluded that the potential benefits of the merger to our stockholders outweighed the potentially negative factors associated with the merger.

The foregoing discussion of the information and factors considered by our Board includes material factors but not all of the factors considered by our Board. In light of the complexity and variety of factors considered, our Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. Moreover, individual directors may have given different weight to different factors. The disinterested members of our Board unanimously recommended that our stockholders vote in favor of the merger proposal based upon the totality of information it considered.

Opinion of Asensus’ Financial Advisor

Asensus has retained Jefferies as financial advisor to Asensus in connection with the merger. In connection with this engagement, the Asensus Board requested that Jefferies evaluate the fairness, from a financial point of view, of the merger consideration to be received by holders of our common stock (other than, as applicable, KARL STORZ, Parent, Merger Sub and their respective affiliates) pursuant to the merger agreement. At a meeting of the Asensus Board held on June 6, 2024 to evaluate the merger, Jefferies rendered an oral opinion, confirmed by delivery of a written opinion dated June 6, 2024, to the Asensus Board to the effect that, as of such date and based on and subject to the various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken as set forth in such opinion, the merger consideration to be received by holders of our common stock (other than, as applicable, KARL STORZ, Parent, Merger Sub and their respective affiliates) pursuant to the merger agreement was fair, from a financial point of view, to such holders.

The full text of Jefferies’ opinion, which describes the various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken by Jefferies, is attached as Appendix B to this proxy statement and is incorporated herein by reference. Jefferies’ opinion was provided for the use and benefit of the Asensus Board (in its capacity as such) in its evaluation of the merger consideration from a financial point of view and did not address any other aspect of the merger or any other matter. Jefferies’ opinion did not address the relative merits of the merger or other transactions contemplated by the merger agreement as compared to any alternative transaction or opportunity that might be available to Asensus, nor did it address the underlying business decision by Asensus to engage in the merger or other transactions contemplated thereby. Jefferies’ opinion did not constitute a recommendation to the Asensus Board, and does not constitute a recommendation to any securityholder, as to how to vote or act with respect to the merger or any other matter. The following summary is qualified in its entirety by reference to the full text of Jefferies’ opinion.

In arriving at its opinion, Jefferies, among other things:

●	reviewed a draft, dated June 6, 2024, of the merger agreement;

●	reviewed certain publicly available financial and other information relating to Asensus;

●

reviewed certain information furnished to Jefferies by the management of Asensus relating to the business, operations and prospects of Asensus, including certain financial forecasts and estimates provided to or discussed with Jefferies by the management of Asensus assuming that Asensus continues as a going concern and after giving effect to assumed equity financings;

●

held discussions with members of the senior management regarding the business, operations and prospects of Asensus and the other matters described in the second and third bullet points above, including the liquidity needs of and capital resources available to Asensus and going-concern uncertainties;

●	reviewed the historical trading prices for our common stock; and

●	conducted such other financial studies, analyses and investigations as Jefferies deemed appropriate.

In its review and analysis and in rendering its opinion, Jefferies assumed and relied upon, but did not assume any responsibility to independently investigate or verify, the accuracy and completeness of all financial and other information that was supplied or otherwise made available by Asensus or that was publicly available to Jefferies (including, without limitation, the information described above) or otherwise reviewed by Jefferies. Jefferies relied on assurances of the management and other representatives of Asensus that they were not aware of any facts or circumstances that would make such information incomplete, inaccurate or misleading. In its review, Jefferies did not make or obtain an independent evaluation or appraisal of any of the assets or liabilities (contingent, accrued, derivative, off-balance sheet or otherwise), nor did Jefferies conduct a physical inspection of any of the properties or facilities, of Asensus or any other entity and Jefferies was not furnished with, and assumed no responsibility to obtain or conduct, any such evaluations, appraisals or physical inspections. Jefferies also did not evaluate the solvency or fair value of Asensus or any other entity under any state or federal laws relating to bankruptcy, insolvency or similar matters. In addition, Jefferies’ analyses and opinion did not consider any actual or potential arbitration, litigation, claims or possible unasserted claims, audits, investigations or other proceedings involving or affecting Asensus or any other entity.

With respect to the financial forecasts and estimates provided to and reviewed by Jefferies, Jefferies noted that projecting future results of any company is inherently subject to uncertainty. However, Jefferies was advised, and Jefferies assumed, that the financial forecasts and estimates relating to Asensus, after giving effect to assumed equity financings reflected therein, that Jefferies was directed to utilize for purposes of its analyses and opinion were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Asensus as to, and were an appropriate basis upon which to evaluate, the future financial performance of Asensus (assuming Asensus continues to operate as a going concern) and the other matters covered thereby. Jefferies expressed no opinion as to any financial forecasts or estimates or the assumptions on which they were based.

Jefferies relied upon the assessments of the management of Asensus as to, among other things, (i) the potential impact on Asensus of market, competitive, macroeconomic, geopolitical and other conditions, trends and developments in and prospects for, and governmental, regulatory and legislative matters relating to or otherwise affecting, the healthcare industry, including the medical device and manufacturing sector thereof, or the operations of Asensus, (ii) the capital funding requirements for Asensus’ operations, the ability of Asensus to access necessary debt or equity financing or effect alternative transactions for such funding requirements and the likely impact of any such financing or alternative transactions on Asensus, (iii) the transactions involving Asensus and SOFAR, S.p.A. and the bridge loan from KARL STORZ, including expected financial payments and other obligations and aspects; (iv) the products, product candidates and services of, and technology, patents and other intellectual property utilized in, Asensus’ business (including, without limitation, with respect to the development, manufacturing, commercialization and licensing of such products and product candidates and associated risks), and (v) existing and future agreements and other arrangements involving, and ability to attract, retain and/or replace, key employees, customers, suppliers, licensees, distributors and other commercial relationships of Asensus. As the Asensus Board was aware, Asensus’ Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and the consolidated financial statements for such fiscal year included therein indicated that Asensus’ anticipated capital needs in conjunction with past recurring losses, lack of positive cash flow and an accumulated deficit raised substantial doubt regarding Asensus’ ability to continue as a going concern in the near term and that Asensus would need to obtain additional financing to proceed with its business plan. Jefferies assumed that there would not be any developments with respect to any such matters that would be meaningful in any respect to Jefferies’ analyses or opinion.

Jefferies’ opinion was based on economic, monetary, regulatory, market and other conditions existing, and which could be evaluated, as of the date of Jefferies’ opinion. Jefferies expressly disclaimed any undertaking or obligation to advise any person of any change in any fact or matter affecting its opinion of which Jefferies becomes aware after the date of its opinion. As the Asensus Board was aware, the credit, financial and stock markets, the industry and sector in which Asensus operates and the securities of Asensus have experienced and may continue to experience volatility and disruptions and Jefferies expressed no view or opinion as to any potential effects of such volatility or disruptions on Asensus or the merger.

Jefferies made no independent investigation of, and Jefferies expressed no view or opinion as to, any legal, regulatory, accounting or tax matters affecting or relating to Asensus or the merger and Jefferies assumed the correctness in all respects meaningful to its analyses and opinion of all legal, regulatory, accounting and tax advice given to Asensus and/or the Asensus Board, including, without limitation, with respect to changes in, or the impact of, accounting standards or tax and other laws, regulations and governmental and legislative policies affecting Asensus or the merger and legal, regulatory, accounting and tax consequences to Asensus or its securityholders of the terms of, and transactions contemplated by, the merger agreement. Jefferies also assumed that the merger would be consummated in accordance with its terms without waiver, modification or amendment of any material term, condition or agreement and in compliance with all applicable laws, documents and other requirements and that, in the course of obtaining the necessary governmental, regulatory or third-party approvals, consents, waivers and releases for the merger or otherwise, including with respect to any divestitures or other requirements, no delay, limitation, restriction or condition would be imposed or occur that would have an adverse effect on Asensus or the merger or that otherwise would be meaningful in any respect to Jefferies’ analyses or opinion. Jefferies further assumed that the final merger agreement, when signed by the parties thereto, would not differ from the draft reviewed by Jefferies in any respect meaningful to Jefferies’ analyses or opinion.

As the Asensus Board was aware, in connection with Jefferies’ engagement, Jefferies was not requested to, and it did not, solicit indications of interest or proposals from third parties regarding the possible acquisition of all or a part of Asensus or any alternative transaction. Jefferies’ opinion did not address the relative merits of the merger or other transactions contemplated by the merger agreement as compared to any alternative transaction or opportunity that might be available to Asensus, nor did it address the underlying business decision by Asensus to engage in the merger or other transactions contemplated thereby or the terms of the merger agreement, including the form or structure of the merger or any term, aspect or implication of any agreements, arrangements or understandings entered into in connection with, or contemplated by or resulting from, the merger or otherwise. Jefferies’ opinion was limited to the fairness, from a financial point of view and as of the date of such opinion, of the merger consideration to be received by holders of our common stock (to the extent expressly specified in such opinion), without regard to individual circumstances of specific holders (whether by virtue of control, voting or consent, liquidity, contractual arrangements or otherwise) that may distinguish such holders or the securities of Asensus held by such holders, and Jefferies’ opinion did not in any way address proportionate allocation or relative fairness among such holders, holders of any other securities of Asensus or otherwise. Jefferies was not asked to, and its opinion did not, address the fairness, financial or otherwise, of any consideration to the holders of any class of securities, creditors or other constituencies of Asensus or any other party. Furthermore, Jefferies did not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation or other consideration payable to or to be received by any officers, directors or employees, or any class of such persons, in connection with the merger relative to the merger consideration or otherwise. Jefferies also expressed no view or opinion as to the prices at which shares of our common stock or any other securities of Asensus may trade or otherwise be transferable at any time, including following announcement or consummation of the merger. The issuance of Jefferies’ opinion was authorized by the Fairness Committee of Jefferies LLC.

In connection with rendering its opinion to the Asensus Board, Jefferies performed certain financial and comparative analyses, including those described below. The following summary is not a complete description of the analysis performed and factors considered by Jefferies in connection with its opinion. The preparation of a financial opinion is a complex process involving subjective judgments and is not necessarily susceptible to partial analysis or summary description. The analysis performed necessarily involved complex considerations and judgments concerning financial and operating characteristics and other factors that could affect public trading, acquisition or other values.

Jefferies believes that its analysis and the summary below must be considered as a whole and in context and that selecting portions of its analysis and factors or focusing on information presented in tabular format, without considering all aspects of such analysis and factors or the narrative description of the analysis, could create a misleading or incomplete view of the processes underlying Jefferies’ analysis and opinion. Jefferies did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis for purposes of its opinion, but rather arrived at its ultimate opinion based on the results of the analysis and factors assessed as a whole.

The estimates of the future performance of Asensus in or underlying Jefferies’ analysis are not necessarily indicative of future results or values, which may be significantly more or less favorable than those estimates. In performing its analysis, Jefferies considered industry performance, general business and economic conditions and other matters, many of which were beyond the control of Asensus. Estimates of the financial value of companies do not purport to be appraisals or necessarily reflect the prices at which companies or securities actually may be sold or acquired. Accordingly, the estimates used in, and the implied reference range resulting from, Jefferies’ analysis described below are inherently subject to substantial uncertainty and should not be taken as Jefferies’ view of the actual value of Asensus or its business or securities.

The merger consideration payable pursuant to the merger agreement was determined through negotiations between Asensus and KARL STORZ, and the decision by Asensus to enter into the merger agreement was solely that of the Asensus Board. Jefferies’ opinion and financial analysis were only one of many factors considered by the Asensus Board in its evaluation of the merger consideration and should not be viewed as determinative of the views of the Asensus Board or Asensus’ management with respect to the merger or the consideration payable in the merger.

The summary of the financial analysis described below under the heading “—Financial Analysis” is a summary of the material financial analysis reviewed with the Asensus Board and performed by Jefferies in connection with its opinion. The financial analysis summarized below includes information presented in tabular format. In order to fully understand Jefferies’ financial analysis, the table below must be read together with the text of the related summary. The table alone does not constitute a complete description of the financial analysis. Considering the data below without considering the full narrative description of the financial analysis, including the methodologies and assumptions underlying the analysis, could create a misleading or incomplete view of Jefferies’ financial analysis.

Financial Analysis

Discounted Cash Flow Analysis. Jefferies performed a discounted cash flow analysis of Asensus by calculating the estimated present value of the standalone unlevered, after-tax free cash flows that Asensus was forecasted to generate during the last two quarters of the fiscal year ending December 31, 2024 through the full fiscal year ending December 31, 2035 based on financial forecasts and estimates of the management of Asensus after giving effect to assumed equity financings for Asensus. For purposes of this analysis, Asensus’ federal net operating loss carryforwards (with respect to which an implied estimated net present value of $0.09 per share was derived calculated at an assumed estimated cost of equity for Asensus of 23.5%) were taken into account. Jefferies calculated terminal values for Asensus by applying to Asensus’ fiscal year 2035 unlevered, after tax free cash flow a selected range of perpetuity growth rates of (10.0%) to 0%. The present values (as of June 30, 2024) of the cash flows and terminal values were then calculated using a selected range of discount rates of 20.5% to 23.5%.

This analysis indicated the following approximate implied per share equity value reference range for Asensus, as compared to the merger consideration:

Implied Equity Value Per Share Reference Range			Merger Consideration
$0.18	-	$0.48	$0.35

Certain Additional Information

Jefferies also observed certain additional information that was not considered part of its financial analysis with respect to its opinion but was noted for informational purposes, including the following:

●

historical closing prices of our common stock during the 52-week period ended April 2, 2024 (the last trading day prior to public announcement of the execution of a non-binding letter of intent between Asensus and KARL STORZ regarding a proposed transaction between Asensus and KARL STORZ), which indicated low and high closing prices of our common stock of approximately $0.20 per share and $0.86 per share, respectively; and

●

a publicly available Wall Street research analyst price target for our common stock, which indicated a price target for our common stock of $0.35 per share (as of a report date of May 16, 2024, after public announcement of the execution of the non-binding letter of intent between Asensus and KARL STORZ) and $2.00 per share (as of a report date of March 22, 2024, prior to public announcement of the execution of the non-binding letter of intent between Asensus and KARL STORZ).

Miscellaneous

Asensus has agreed to pay Jefferies for its financial advisory services in connection with the merger an aggregate fee currently estimated to be approximately $4.5 million, of which $1.125 million was payable upon delivery of Jefferies’ opinion to the Asensus Board and the balance is payable contingent upon consummation of the merger. In addition, Asensus agreed to reimburse Jefferies for its expenses, including fees and expenses of counsel, incurred in connection with Jefferies’ engagement and to indemnify Jefferies and related parties against certain liabilities, including liabilities under federal securities laws, arising out of or in connection with the services rendered and to be rendered by Jefferies under its engagement.

Although Jefferies and its affiliates had not provided financial advisory or financing services to Asensus unrelated to the merger or to KARL STORZ during the two-year period prior to the date of Jefferies’ opinion for which Jefferies and its affiliates received compensation, Jefferies and its affiliates in the future may provide such services to Asensus, KARL STORZ and/or their respective affiliates for which services Jefferies and/or its affiliates would expect to receive compensation. In the ordinary course of business, Jefferies and its affiliates may trade or hold securities or financial instruments (including loans and other obligations) of Asensus, KARL STORZ and/or their respective affiliates for Jefferies’ own account and for the accounts of Jefferies’ customers and, accordingly, may at any time hold long or short positions or otherwise effect transactions in those securities or financial instruments.

Jefferies was selected as a financial advisor to Asensus in connection with the merger because, among other things, Jefferies is an internationally recognized investment banking firm with substantial experience in merger and acquisition transactions and based on its familiarity with the industry in which Asensus operates. Jefferies is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities and private placements.

Legal Proceedings

As of the filing of this proxy statement, there were no legal proceedings pending related to the merger

Interests of Our Directors and Executive Officers in the Merger

In considering the recommendation of the Asensus Board that Asensus stockholders vote to approve and adopt the merger agreement, our stockholders should be aware that certain of our non-employee directors and executive officers have interests in the merger that are different from, or in addition to, those of Asensus stockholders generally. The Asensus Board was aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement, approving the merger agreement and the merger, and recommending that the merger agreement be approved and adopted by our stockholders.

Insurance and Indemnification of Directors and Executive Officers

Under the merger agreement, any rights to indemnification or exculpation now existing in favor of the directors or officers of Asensus and its subsidiaries (the “Indemnified Parties” and, each, an “Indemnified Party”) as provided in their respective organizational documents or indemnification agreements, in effect as of the date of the merger agreement, with respect to matters occurring at or prior to the effective time of the merger, will (i) survive the merger, (ii) continue in full force and effect for a period of six (6) years after the effective time of the merger, and (iii) not be amended, repealed or otherwise modified in any manner that would materially and adversely affect the rights thereunder of individuals who at any time on or prior to the effective time of the merger were directors or officers of Asensus and its subsidiaries with respect to actions or omissions occurring at or prior to the effective time, unless such modification is required by law. If any claim is asserted or made either prior to the effective time of the merger or within such six (6) year period, all rights to indemnification with respect to any such claim or claims will continue until disposition of all such claims.

Additionally, for a period of six (6) years from the effective time of the merger, all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the effective time of the merger (whether asserted or claimed prior to, at or after the effective time of the merger) now existing in favor of the current or former directors or officers of Asensus or any of its subsidiaries and any indemnification or other similar agreements of Asensus, in each case as in effect on the date of the merger agreement, shall continue in full force and effect in accordance with their terms and Parent will cause Asensus and its subsidiaries to perform their obligations thereunder.

Without limiting the foregoing, from the effective time until the sixth anniversary of the effective time, Parent and the surviving corporation (together with its successors and assigns, the “Indemnifying Parties) will, to the fullest extent permitted under applicable law, indemnify and hold harmless each Indemnified Party in his or her capacity as an officer or director against all losses, claims, damages, liabilities, fees, expenses, judgments or fines incurred by such Indemnified Party in connection with any legal proceeding based on or arising out of the fact that such Indemnified Party is or was a director or officer of Asensus and its subsidiaries at or prior to the effective time of the merger and pertaining to any and all matters pending, existing or occurring at or prior to the effective time of the merger, whether asserted or claimed prior to, at or after the effective time of the merger, including any such matter arising under any claim with respect to the transactions contemplated by the merger agreement. In addition, from the effective time of the merger until the sixth anniversary of the effective time, the Indemnifying Parties will, to the fullest extent permitted under applicable law, advance reasonable and documented out-of-pocket costs and expenses (including reasonable and documented attorneys’ fees) incurred by the Indemnified Parties in connection with matters for which the Indemnified Parties are eligible to be indemnified within fifteen (15) days after receipt by the surviving corporation of a written request for such advance, subject to the execution by such Indemnified Parties of appropriate undertakings in favor of the Indemnifying Parties to repay such advanced costs and expenses if it is ultimately determined in a final and non-appealable judgment of a court of competent jurisdiction that such Indemnified Party is not entitled to be indemnified under the Merger Agreement.

Asensus may (i) maintain, at no expense to the beneficiaries, in effect for six (6) years from the effective time, the current policies of the directors’ and officers’ liability insurance, employment practices liability insurance and fiduciary duty liability insurance maintained by Asensus (together, the “Current D&O Insurance”) with respect to matters existing or occurring at or prior to the Effective Time (including the transactions contemplated by the merger agreement), so long as the annual premium therefor, on an aggregate basis, would not be in excess of three hundred percent (300%) of the last annual premium for the Current D&O Insurance, on an aggregate basis, paid prior to the effective time of the merger (such three hundred percent (300%), the “Maximum Premium”), or (ii) on terms with respect to coverage, deductibles and amounts no less favorable than the existing policy, purchase (through a nationally recognized insurance broker) a six (6) year “tail policy” for the existing policy effective as of the effective time, for a premium not in excess of the Maximum Premium, with respect to the Current D&O Insurance and maintain such endorsement in full force and effect for its full term. However, if Asensus’ or the surviving corporation’s existing insurance expires, is terminated or cancelled during such six (6) year period or exceeds the Maximum Premium, the surviving corporation will obtain and Parent will cause the Surviving Corporation to obtain, as much directors’ and officers’ liability insurance as can be obtained for the remainder of such period for an annualized premium not in excess of the Maximum Premium.

Employee Benefits

For more information, please see the section of this proxy statement captioned “The Merger Agreement-Employee Matters.”

Treatment and Quantification of Common Stock and Company Equity Awards

Each of the executive officers of the Company, Anthony Fernando, our President and Chief Executive Officer, and Shameze Rampertab, our Executive Vice President and Chief Financial Officer, hold a significant number of outstanding equity awards. With respect to the number of Company PRSUs for which performance goals have been determined, 412,300 Company PRSUs for Anthony Fernando and 179,084 Company PRSUs for Shameze Rampertab, they will receive $144,305 and $62,679, respectively in additional compensation for those awards for which vesting will be accelerated to the effective time. All other awards, however, will not be paid out in connection with the closing of the merger unless the Company terminates the executive officer’s employment without Cause or the executive officer terminates his employment agreement for Good Reason (each, as defined in the executive officer’s employment agreement) in connection with the closing of the merger, as described below.

The non-employee directors hold shares of common stock that will be entitled to receive the merger consideration. In addition, four of the six non-employee directors hold vested Company Options, however all such Company Options have an exercise price equal to or greater than $0.35 per share, so such Company Options will be cancelled at the effective time with no consideration due to the directors.

The following table sets forth the number of shares of common stock and the number of shares of common stock underlying equity awards held by each of the Company’s executive officers and non-employee directors that are outstanding as of June 21, 2024. The table also sets forth the values of these shares and equity awards, determined by multiplying the number of shares (or shares underlying Company Options, Company RSUs or Company PRSUs, as applicable) by the merger consideration (minus the applicable per share exercise price for any Company Options). The table does not include any Company Options that have an exercise price equal to or greater than the merger consideration.

Name of Executive Officer or Director	Number of Shares of Company Common Stock (#)	Cash Consideration for Shares of Company Common Stock ($)	Number of Shares of Company Common Stock Underlying Company Options (#)	Cash Consideration for Company Options ($)	Number of Shares of Company Common Stock Underlying Company RSUs (#)	Cash Consideration for Company RSUs ($)	Number of Shares of Company Common Stock Underlying Company PRSUs (#)	Cash Consideration for Company PRSUs ($) (1)
Executive Officers
Anthony Fernando	2,198,903	769,616	1,488,100	133,929.00	1,651,000	577,850	2,889,700	1,011,395
Shameze Rampertab	416,288	145,701	396,800	35,712.00	839,682	293,889	509.383	178,284
Non-Employee Directors
David Milne (2)(3)	619,884	216,959	‑	‑	‑	‑	‑	‑
Andrea Biffi (2)(4)	492,815	172,485	‑	‑	‑	‑	‑	‑
Kevin Hobert (2)(5)	36,134	12,647	‑	‑	18,067	6,323	‑	‑
Elizabeth Kwo (2)(5)	99,134	34,697	‑	‑	18,067	6,323	‑	‑
Richard Pfenniger (2)	189,417	66,296	‑	‑	‑	‑	‑	‑
William Starling (2)	13,846	4,846	‑	‑	‑	‑	‑	‑
W. Starling and D. Starling, Trustees of the Starling Family Trust, UDT August 15, 1990	39,134	13,697	‑	‑	‑	‑	‑	‑

(1)

Mr. Fernando and Mr. Rampertab will receive $144,305 and $62,679, respectively, in respect of a portion of their Company PRSUs upon consummation of the merger under the terms of the merger agreement. Such portion is included in the above table. Payments in respect of the remaining Company PRSUs will only be made if the performance goals and vesting conditions associated with such Company PRSUs are met or if vesting is accelerated as a result of the executive officer being terminated without cause or terminating employment for good reason in connection with the merger. Payments in respect of the Company Options and Company RSUs will only be made if the relevant vesting conditions associated with the Company Options or Company RSUs, as applicable, are met or if vesting is accelerated as a result of the executive officer being terminated without cause or terminating employment for good reason in connection with the merger.

(2)	No non-employee director holds Company Options with an exercise price less than the merger consideration.

(3)	Mr. Milne also holds Series D warrants to purchase 147,058 shares of common stock with an exercise price higher than $0.35 per share.

(4)

Mr. Biffi is also a director and principal of Three Heads Investment S.r.l., an entity that holds 1,482,008 shares of common stock. Mr. Biffi disclaims beneficial ownership of the shares held by Three Heads Investments, except for his pecuniary interest therein.

(5)	These Company RSUs will vest on July 22, 2024.

Employment Agreements: Change in Control and Severance Arrangements

Anthony Fernando

On November 8, 2019, the Company entered into an amended and restated employment agreement with Anthony Fernando regarding Mr. Fernando’s employment with the Company as its President and Chief Executive Officer. The term of the employment agreement automatically renews for successive one-year terms, unless terminated in accordance with the terms of the employment agreement. Mr. Fernando’s annual base salary effective as of January 1, 2024, is $550,000. Mr. Fernando’s salary is subject to increase in accordance with the employment agreement. He is eligible to receive annually, or otherwise, an incentive compensation award opportunity, payable in cash, as determined by the Compensation Committee of the Asensus Board, and he is eligible for long term incentive equity compensation. Mr. Fernando’s target annual cash incentive compensation opportunity will not be less than 75% of his base salary for the portion of the employment period falling within a given fiscal year, and performance goals are based on Company performance metrics, as established and approved by the Compensation Committee or the Asensus Board annually. Subject to his execution of a release of claims in favor of the Company, Mr. Fernando is entitled to severance benefits, paid by the Company or any successor, as follows. If Mr. Fernando’s employment is terminated within one year following or within six months prior to and in connection with a Change in Control of the Company (as defined in the employment agreement), which would include the merger, either without Cause by the Company or by him for Good Reason, his severance payable is two times the sum of (a) his annual rate of base salary immediately preceding his termination of employment, and (b) his target annual bonus for the fiscal year in which the Change in Control occurs, or, if he is not employed by the Company in such year, or a bonus is not determined for such year, then the year immediately preceding the year in which the Change in Control occurs. In addition, Mr. Fernando would continue to receive payment for healthcare benefits for twenty-four months. Such severance benefit shall be paid in a lump sum within 60 days following the later of termination and the date of the Change in Control, subject to any payment delay required by applicable law. Further, in the event of termination of his employment in connection with a Change in Control, to the extent not previously accelerated, all of Mr. Fernando’s unvested outstanding equity awards shall accelerate and vest upon the date of termination. Mr. Fernando is subject to non-solicitation and non-competition covenants during the terms of the employment agreement and for one year immediately following the termination of his employment.

Mr. Fernando has not been offered an employment agreement with Parent or KARL STORZ as of the date of this proxy statement. Prior to and following the closing, however, Mr. Fernando may have discussions regarding employment with KARL STORZ or an affiliate.

Shameze Rampertab

On August 14, 2020, the Company entered into an employment agreement with Mr. Rampertab regarding Mr. Rampertab’s employment with the Company as Executive Vice President and Chief Financial Officer, which employment agreement was amended effective September 16, 2020. The term of the employment agreement automatically renews for successive one-year terms, unless terminated in accordance with the terms of the employment agreement. The terms of his employment and his employment agreement are subject to Ontario’s Employment Standards Act, 2000 (the “ESA”), the Ontario Human Rights Code and other statutory and common law requirements. These requirements with very limited exceptions include mandated minimum notice periods, or pay in lieu of notice, for termination of employment, which are generally one week for each year of service up to eight weeks, and may include statutory severance, generally one week of pay for each year of service up to 26 weeks.

Mr. Rampertab’s current base salary is $351,520 per year effective January 1, 2024. Mr. Rampertab is also eligible to receive annual short-term, performance-based cash bonus awards. During the term, Mr. Rampertab’s target annual cash incentive compensation opportunity will be no less than 50% of his base salary for the portion of the employment period falling within a given fiscal year, with performance goals based on Company performance metrics, as established by the Compensation Committee or the Asensus Board. Subject to his execution of a release of claims in favor of the Company, Mr. Rampertab is entitled to severance benefits under the employment agreement as follows: if Mr. Rampertab’s employment is terminated within one year following or within six months prior to and in connection with a Change in Control of the Company (as defined in the employment agreement), which includes the merger, either by the Company without Cause or by him for Good Reason, his severance benefits will equal an amount equal to the greater of (a) severance and continued health and welfare benefits for twelve (12) months following termination, or (b) any additional minimum pay in lieu of notice, statutory severance, benefits continuation, accrued vacation and any other minimum entitlement as required by the ESA, to the extent the ESA then governs any amounts payable to Mr. Rampertab. Such severance benefit shall be paid in a lump sum within 60 days following the later of termination and the date of the Change in Control, subject to any payment delay required by applicable law. In addition, Mr. Rampertab would continue to be eligible for healthcare benefits for the twelve months following termination. Further, in the event of termination of his employment in connection with a Change in Control, to the extent not previously accelerated, all of Mr. Rampertab’s unvested outstanding equity awards shall accelerate and vest upon the date of termination. Further, the vesting period of Mr. Rampertab’s equity awards may extend beyond the date of termination of his employment and continue to the end of the minimum notice of termination period required by the ESA in the event of a termination of his employment pursuant to which notice of termination (or pay in lieu thereof) is required by the ESA (if the ESA is applicable at the time of termination). The exercisability of the stock options will extend through the 90-day period following termination of his employment, unless there is a termination for Cause, in which case it will extend until the date of termination or the end of the statutory notice period required by the ESA if the circumstances of the termination require notice of termination pursuant to the ESA. Mr. Rampertab is subject to non-solicitation and non-competition covenants during the terms of the employment agreement and for one year immediately following the termination of his employment.

Mr. Rampertab has not been offered an employment agreement with Parent or KARL STORZ as of the date of this proxy statement. Prior to and following the closing, however, Mr. Rampertab may have discussions regarding employment with KARL STORZ or an affiliate.

Receipt of Contingent Consideration; Interested Director

On September 21, 2015, the Company completed the strategic acquisition, through its wholly owned subsidiary Asensus International, Inc. (formerly known as TransEnterix International, Inc.) from Sofar S.p.A., an Italian company (“Sofar”), of all of the assets, employees and contracts related to the advanced robotic system for minimally invasive laparoscopic surgery now known as the Company’s Senhance System. Under the terms of the Purchase Agreement, as amended in 2016, as of March 31, 2024, the Company has accrued $8.7 million of estimated fair value of remaining contingent consideration related to a milestone of €15.0 million which shall be payable upon achievement of trailing revenues from sales or services contracts of the Senhance System of at least €25.0 million over a calendar quarter or in the event that (i) the Company or Asensus International is acquired, (ii) the Company significantly reduces or suspends selling efforts of the Senhance System, or (iii) the Company acquires a business that offers alternative products that are directly competitive with the Senhance System. In 2022, Sofar assigned its right to receive the contingent payment to Three Heads Investment S.r.l. Andrea Biffi, a director of the Company, was chief executive officer of Sofar and is now a director and principal of Three Heads Investment. Following the consummation of the merger, if all closing conditions are met, the surviving corporation will pay the contingent consideration to Three Heads Investment.

Quantification of Payments and Benefits to Named Executive Officers

This section sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation for each named executive officer of the Company that is based on or otherwise relates to the merger. This compensation is referred to as “golden parachute” compensation by the applicable SEC disclosure rules, and in this section we use such term to describe the merger-related compensation payable to our named executive officers. The “golden parachute” compensation payable to these individuals is subject to a non-binding advisory vote of Asensus stockholders, as described in –“Non-Binding Advisory Vote on Merger Related Compensation to our Named Executive Officers”.

The estimated value of the payments and benefits that our named executive officers will or may be entitled to receive in connection with the merger is quantified below in accordance with Item 402(t) of Regulation S-K. These estimated amounts assume (i) that the merger is consummated and each such named executive officer experienced a termination by the Company without cause on July 31, 2024 (which is the assumed date solely for purposes of this golden parachute compensation disclosure); (ii) that each named executive officer’s base salary rate and annual target bonus opportunity remain unchanged from those in effect as of the date of this proxy statement; (iii) that each named executive officers’ Company PRSUs vest based on maximum performance; and (iv) that none of the named executive officers’ equity awards that are outstanding as of July 31, 2024, vest, are exercised or are forfeited, and none of the named executive officers are granted additional equity awards, in each case prior to the date of the consummation of the merger or the executive’s termination, as applicable. In addition, these amounts do not attempt to forecast any additional awards, grants, or forfeitures that may occur prior to the effective time or any awards that, by their terms, vest irrespective of the merger prior to July 31, 2024, and do not include any reduction on account of Section 280G or 4999 of the Code. Further, these amounts do not include any post-closing compensation arrangements that may be contemplated. As a result of the foregoing assumptions, which may or may not actually occur or be accurate on the relevant date, including the assumptions described in the footnotes to the table, the actual amounts, if any, to be received by a named executive officer may differ materially from the amounts set forth below.

For purposes of this discussion, “single-trigger” refers to benefits that arise as a result of the completion of the merger and “double -trigger” refers to benefits that require two conditions, which are the completion of the merger and a qualifying termination.

As noted above, neither Mr. Fernando nor Mr. Rampertab has been offered an employment agreement with Parent or KARL STORZ in connection with the merger agreement and the merger. Under each of their current employment agreements, if the Company terminates the employment of a named executive officer without “Cause” (as defined in the relevant employment agreement) or the named executive officer terminates his employment for “Good Reason” (as defined in the relevant employment agreement), the named executive officer would be entitled to the following severance benefits:

Named Executive Officer	Cash ($)	Equity ($)	Pension/NQDC ($)	Perquisites/ benefits ($)	Tax Reimbursement ($)	Other ($)	Total ($)
Anthony Fernando	1,925,000	1,578,850	82,414	‑	‑	‑	3,586,264

Shameze Rampertab	526,875	445,206	‑	23,312	‑	‑	995,393

Notes:

(1)

No severance benefits become payable and no equity award acceleration occurs automatically on the event of a change of control, under the named executive officers’ employment agreements. Mr. Fernando and Mr. Rampertab will, however, receive $144,305 and $62,679, respectively, in respect of their Company PRSUs upon consummation of the merger under the terms of the merger agreement. The payments in respect of these PRSUs are “single trigger” payments.

(2)

Receipt of severance is contingent upon executing a release of claims. Severance is paid in a lump sum within 60 days following the later of termination and the date of the Change in Control. Severance payments are “double trigger” payments.

(3)

Consists of the difference between the merger consideration per share and the exercise price of the Company Options for each share of common stock underlying in-the-money Company Options and the merger consideration for each share of common stock underlying any Company RSUs and Company PRSUs (other than described above). These payments are “double trigger” payments.

(4)	For Mr. Rampertab, the amount in Perquisites/benefits consists of the approximate cost of continued healthcare benefits. Mr. Fernando does not receive healthcare benefits from the Company.

Certain Material U.S. Federal Income Tax Consequences

The following is a general discussion of certain material U.S. federal income tax consequences of the merger to U.S. holders (as defined below) of our common stock whose shares are exchanged for cash pursuant to the merger. This discussion does not address U.S. federal income tax consequences with respect to holders other than U.S. holders. This discussion is based on the provisions of the U.S. Internal Revenue Code of 1986, as amended, which we refer to as the “tax code,” applicable U.S. Treasury Regulations promulgated under the tax code, judicial opinions and administrative rulings and published positions of the Internal Revenue Service, which we refer to as the “IRS,” each as in effect as of the date hereof. These authorities are subject to change or differing interpretations, possibly on a retroactive basis, and any such change or interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. This discussion is general in nature and does not discuss all aspects of U.S. federal income taxation that may be relevant to a holder of shares of our common stock in light of such holder’s particular circumstances. This discussion does not address any tax considerations under state, local or non-U.S. laws or U.S. federal laws other than those pertaining to the U.S. federal income tax (such as estate, gift, Medicare contribution tax laws or other non-income tax consequences). This discussion is not binding on the IRS or the courts and, therefore, could be subject to challenge, which could be sustained. We have not sought, and no ruling will be sought from the IRS with respect to the merger. Accordingly, there can be no assurance that the IRS will not take a position contrary to such statements or that any such contrary position taken by the IRS would not be sustained by a court. U.S. holders are urged to consult with their own tax advisors to determine the specific consequences to them of the merger.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of our common stock that is for U.S. federal income tax purposes:

●	an individual that is a citizen or resident of the United States;

●

a corporation, or other entity classified as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

●

a trust if (1) a court within the United States is able to exercise primary supervision over the trust’s administration, and one or more U.S. persons are authorized to control all substantial decisions of the trust or (2) such trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

●	an estate the income of which is subject to U.S. federal income tax regardless of its source.

This discussion applies only to U.S. holders of shares of our common stock who hold such shares as a capital asset within the meaning of Section 1221 of the tax code (generally, property held for investment). Further, this discussion does not purport to consider all aspects of U.S. federal income taxation that may be relevant to a U.S. holder in light of its particular circumstances, or that may apply to U.S. holders subject to special treatment under U.S. federal income tax laws (including, for example, insurance companies, dealers or brokers in securities or non-U.S. currencies, traders in securities who elect the mark-to-market method of accounting, holders subject to the alternative minimum tax, U.S. holders that have a functional currency other than the U.S. dollar, tax-exempt organizations, tax-qualified retirement plans, banks and other financial institutions, mutual funds, certain former citizens or former long term residents of the United States, partnerships (or other entities or arrangements treated as partnerships for U.S. federal income tax purposes), S corporations, or other pass-through entities, or investors in such partnerships, S corporations or other pass-through entities, real estate investment trusts, regulated investment companies, persons subject to special rules under Section 892 of the Code, persons that have a principal place of business or “tax home” outside of the United States, U.S. holders who hold shares of our common stock as part of a hedge, straddle, constructive sale, conversion or other integrated transaction, a holder required to accelerate the recognition of any item of gross income with respect to our common stock as a result of such income being recognized on an applicable financial statement, U.S. holders who acquired their shares of our common stock through the exercise of employee stock options or otherwise as compensation, through a tax qualified retirement plan or other compensation arrangements, and dissenters (as defined under “Appraisal Rights” below)), entities subject to U.S. anti-inversion rules, holders who hold their common stock as “qualified small business stock” for purposes of Sections 1045 and 1202 of the Code, or certain former citizens or long-term residents of the Unites States.

If a partnership (including for this purpose any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in such partnership will generally depend on the status of the partners and the activities of the partnership. If you are, for U.S. federal income tax purposes, a partner in a partnership holding shares of our common stock, you should consult your tax advisor.

The U.S. federal income tax treatment of the transactions discussed herein to any particular Holder of our common stock will depend on the Holder’s particular tax circumstances. You should consult your tax advisor with respect to the specific tax consequences to you of the merger in light of your own particular circumstances, including U.S. federal, state, local and non-U.S. income and other tax consequences.

Tax Consequences of the Merger

The receipt of cash by U.S. holders in exchange for shares of our common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. In general, for U.S. federal income tax purposes, a U.S. holder who receives cash in exchange for shares of our common stock pursuant to the merger will recognize capital gain or loss in an amount equal to the difference, if any, between (1) the amount of cash received plus the amount used to satisfy any applicable withholding taxes and (2) the U.S. holder’s adjusted tax basis in such shares. A U.S. holder’s adjusted tax basis in its shares of common stock is generally the amount paid for such shares of common stock (less the amount of any distribution received by such holder treated as a tax-free return of capital).

Any such gain or loss will be long-term capital gain or loss if a U.S. holder’s holding period in the shares of our common stock surrendered in the merger is greater than one year as of the date of the merger. Long-term capital gains of certain non-corporate holders, including individuals, are generally subject to U.S. federal income tax at preferential rates. The deductibility of capital losses is subject to limitations. If a U.S. holder acquired different blocks of our common stock at different times and different prices, such U.S. holder must determine its adjusted tax basis, gain or loss and holding period separately with respect to each block of our common stock.

Information Reporting and Backup Withholding

Generally, information reporting requirements may apply in connection with payments made to U.S. holders in connection with the Merger.

Payments made in exchange for shares of our common stock pursuant to the merger may be subject, under certain circumstances, to information reporting and backup withholding (currently at a rate of 24%). To avoid backup withholding, a U.S. holder that does not otherwise establish an exemption should complete and return to the applicable withholding agent a properly completed and executed IRS Form W-9, certifying under penalties of perjury that such U.S. holder is a “United States person” (within the meaning of the tax code), that the taxpayer identification number provided is correct and that such U.S. holder is not subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against a holder’s U.S. federal income tax liability, if any, provided that such holder furnishes the required information to the IRS in a timely manner.

This summary of U.S. federal income tax consequences is intended only as a general summary of certain material U.S. federal income tax consequences of the merger to U.S. holders and is not tax advice. Holders of our common stock are urged to consult their own tax advisors to determine the particular tax consequences to them of the merger, including federal, estate, gift and other non-income tax consequences, the applicability and effect of the alternative minimum tax, the unearned income Medicare contribution tax and any other U.S. federal, and tax consequences under state, local, non-U.S. or other tax laws, including tax treaties.

Appraisal Rights

If the merger is consummated and certain conditions are met, stockholders of the Company (i) who continuously hold shares of Asensus common stock through the effective time, (ii) who did not vote their shares in favor of the adoption of the merger agreement, (iii) who are entitled to demand appraisal rights under Section 262 of the DGCL, (iv) who otherwise properly comply with the applicable requirements and procedures of Section 262 of the DGCL, and (v) who do not thereafter withdraw their demand for appraisal of such shares, fail to perfect or otherwise lose their appraisal rights, in each case in accordance with Section 262 of the DGCL, will be entitled to demand appraisal of their shares and receive, if the merger is successful and the merger is consummated, in lieu of the merger consideration, an amount in cash equal to the “fair value” of their shares (as of the effective time, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any), as determined by the Delaware Court of Chancery, in accordance with Section 262 of the DGCL. Stockholders should be aware that the fair value of their shares could be more than, the same as or less than the merger consideration and that an investment banking opinion as to the fairness, from a financial point of view, of the consideration payable in a sale transaction, such as the merger, is not an opinion as to, and does not otherwise address, fair value under Section 262 of the DGCL. Any stockholder contemplating the exercise of such appraisal rights should review carefully the provisions of Section 262 of the DGCL, particularly the procedural steps required to properly demand and perfect such rights.

The following is a summary of the procedures to be followed by stockholders that wish to exercise their appraisal rights under Section 262 of the DGCL, the full text of which is attached to this proxy as Appendix C. This summary does not purport to be a complete statement of, and is qualified in its entirety by reference to, Section 262 of the DGCL. All references in Section 262 of the DGCL and in this summary to a “stockholder” are to the record holder of shares immediately prior to the Effective Time of the merger as to which appraisal rights are asserted. A person holding a beneficial interest in shares held of record in the name of another person, such as a broker or nominee, must act promptly to cause the stockholder of record to follow the steps summarized below properly and in a timely manner to perfect appraisal rights. Failure to follow any of the procedures of Section 262 of the DGCL may result in termination or waiver of appraisal rights under Section 262 of the DGCL. Stockholders should assume that the Company will take no action to perfect any appraisal rights of any stockholder.

Any stockholder who desires to exercise his, her or its appraisal rights should review carefully Section 262 of the DGCL and is urged to consult his, her or its legal advisor before electing or attempting to exercise such rights. The following summary does not constitute any legal or other advice nor does it constitute a recommendation that Asensus stockholders exercise appraisal rights under Section 262 of the DGCL.

Under the DGCL, if you do not wish to accept the merger consideration provided for in the merger agreement for your shares of Asensus common stock, you have the right to seek appraisal of your shares and to receive payment in cash for the fair value of your shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be fair value. The “fair value” of your shares of Asensus common stock as determined by the Delaware Court of Chancery may be more or less than, or the same as, the merger consideration that you are otherwise entitled to receive under the terms of the merger agreement. These rights are known as appraisal rights. Strict compliance with the statutory procedures in Section 262 is required. Failure to follow precisely any of the statutory requirements will result in the loss of your appraisal rights. Stockholders wishing to exercise the right to seek an appraisal of their shares of Asensus common stock must do all of the following:

●	The stockholder who wishes to exercise appraisal rights must vote against the proposal to approve and adopt the merger agreement;

●	The stockholder must deliver to Asensus a written demand for appraisal before the vote on the proposal to approve and adopt the merger agreement at the special meeting;

●

The stockholder must continuously hold the shares from the date of making the demand through the effective time. A stockholder will lose appraisal rights if the stockholder transfers the shares before the effective time; and

●

The stockholder or the surviving corporation must file a petition in the Delaware Court of Chancery requesting a determination of the fair value of the shares within 120 days after the effective time. The surviving corporation is under no obligation to file any petition and has no intention of doing so.

The following summary does not constitute any legal or other advice, nor does it constitute a recommendation that stockholders exercise their appraisal rights under Section 262 of the DGCL.

Section 262 of the DGCL requires that, where a merger agreement is to be submitted for adoption at a meeting of stockholders, the stockholders be notified, not less than 20 days before the meeting to vote on the merger, that appraisal rights will be available. This proxy statement constitutes notice to Asensus’ stockholders that appraisal rights are available in connection with the merger, in compliance with the requirements of Section 262 of the DGCL. Failure to comply timely and properly with the requirements of Section 262 of the DGCL will result in the loss of your appraisal rights under the DGCL.

If you elect to demand appraisal of your shares of Asensus common stock, you must do all of the following:

(i)

you must deliver to Asensus a written demand for appraisal of your shares of common stock before the vote is taken on the proposal to adopt the merger agreement, which must reasonably inform Asensus of the identity of the holder of record of such Asensus common stock and that the stockholder intends thereby to demand appraisal of his, her or its shares of Asensus common stock. This written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from or voting against the adoption of the merger agreement. Voting “AGAINST” or failing to vote “FOR” the adoption of the merger agreement by itself does not constitute a demand for appraisal within the meaning of Section 262 of the DGCL;

(ii)	you must not vote, or abstain from voting, or submit a proxy in favor of the proposal to adopt the merger agreement;

(iii)	you must continuously hold the shares from the date of making the demand through the effective time; and

(iv)

you must comply with the procedures of Section 262 of the DGCL for perfecting appraisal rights thereafter, including filing of a petition in the Delaware Court of Chancery requesting a determination of the fair value of your shares of common stock within 120 days after the effective time of the merger.

Appraisal rights will be lost if the shares of Asensus common stock are transferred prior to the effective time. Voting against or failing to vote for the proposal to adopt the merger agreement by itself does not constitute a demand for appraisal within the meaning of Section 262 of the DGCL. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the proposal to adopt the merger agreement, will constitute a waiver of the stockholder’s right of appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must either submit a proxy containing instructions to vote against the proposal to adopt the merger agreement or abstain from voting on the proposal to adopt the merger agreement. The written demand for appraisal must be in addition to and separate from any proxy or vote on the proposal to adopt the merger agreement.

Written Demand for Appraisal

All demands for appraisal should be addressed to Asensus Surgical, Inc., 1 TW Alexander Drive, Suite 160, Durham, North Carolina 27703, Attention: Corporate Secretary, and must be delivered before the vote is taken on the proposal to adopt the merger agreement at the special meeting, and should be executed by, or on behalf of, the record holder of the shares of Asensus common stock. The demand must reasonably inform Asensus of the identity of the stockholder and the intention of the stockholder to demand appraisal of his, her or its shares of Asensus common stock.

To be effective, a demand for appraisal by a stockholder must be made by, or in the name of, the record stockholder, fully and correctly, as the stockholder’s name appears on the stockholder’s stock certificate(s) or in the transfer agent’s records, in the case of uncertificated shares. The demand cannot be made by the beneficial owner if he or she does not also hold the shares of Asensus common stock of record. The beneficial holder must, in such cases, have the registered owner, such as a bank, brokerage firm or other nominee, submit the required demand in respect of those shares of Asensus common stock. If you hold your shares of Asensus common stock through a bank, brokerage firm or other nominee and you wish to exercise appraisal rights, you should consult with your bank, brokerage firm or the other nominee to determine the appropriate procedures for the making of a demand for appraisal by the nominee.

Within 10 days after the effective time, the surviving corporation must give notice of the date that the merger has become effective to each of the Asensus stockholders who have properly filed a written demand for appraisal and who did not vote in favor of the proposal to adopt the merger agreement. At any time within 60 days after the effective time, any stockholder who has not commenced an appraisal proceeding or joined a proceeding as a named party may withdraw the demand and accept the merger consideration specified by the merger agreement for that stockholder’s shares of Asensus common stock by delivering to the surviving corporation a written withdrawal of the demand for appraisal.

Filing a Petition for Appraisal

Within 120 days after the effective time, but not thereafter, either the surviving corporation or any stockholder who has complied with the requirements of Section 262 and is entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery demanding a determination of the value of the shares of Asensus common stock held by all stockholders entitled to appraisal. The holders of Asensus common stock who desire to have their shares appraised should initiate all necessary action to perfect their appraisal rights within the time and manner prescribed by Section 262. In addition, within 120 days after the effective time, any stockholder who has properly filed a written demand for appraisal and who has complied with all requirements for exercising appraisal rights, upon written request, will be entitled to receive from the surviving corporation, a statement setting forth the aggregate number of shares of Asensus common stock not voted in favor of the merger agreement and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. The Delaware Court of Chancery may require stockholders who have demanded an appraisal for their shares of Asensus common stock and who hold stock represented by certificates to submit their stock certificates to the Register in Chancery for notation of the pendency of the appraisal proceedings; and if any stockholder fails to comply with that direction, the Delaware Court of Chancery may dismiss the proceedings as to that stockholder.

If a petition for appraisal is duly filed by any stockholder and a copy of the petition is delivered to the surviving corporation, the surviving corporation will then be obligated within twenty (20) days after receiving service of a copy of the petition to file with the Delaware Register in Chancery a duly verified list (the “Verified List”) containing the names and addresses of all stockholders who have demanded an appraisal for their shares (the “Dissenting Stockholders”) and with whom agreements as to the value of their shares has not been reached. Upon the filing of a petition by a Dissenting Stockholder, the Delaware Court of Chancery may order a hearing and that notice of the time and place fixed for the hearing on the petition will be mailed to the surviving corporation and all the Dissenting Stockholders shown on the Verified List. Notice will also be published at least one (1) week before the day of the hearing in a newspaper of general circulation published in the City of Wilmington, Delaware, or in another publication deemed advisable by the Delaware Court of Chancery. The costs relating to these notices will be borne by the surviving corporation.

If a hearing on the petition is held, the Delaware Court of Chancery is empowered to determine which Dissenting Stockholders have complied with the provisions of Section 262 of the DGCL and are entitled to an appraisal of their shares. The Delaware Court of Chancery may require that Dissenting Stockholders submit their share certificates, if any, to the Delaware Register in Chancery for notation thereon of the pendency of the appraisal proceedings. The Delaware Court of Chancery is empowered to dismiss the proceedings as to any Dissenting Stockholder who does not comply with such requirement. Accordingly, Dissenting Stockholders are cautioned to retain their share certificates after the Effective Time and thereafter comply with all orders of the Delaware Court of Chancery in respect of such certificates. In addition, assuming the shares remain listed on a national securities exchange immediately before the Effective Time, which we expect to be the case, the Delaware Court of Chancery is required to dismiss the appraisal proceedings as to all Dissenting Stockholders unless (i) the total number of shares entitled to appraisal exceeds one percent (1%) of the outstanding shares eligible for appraisal or (ii) the value of the consideration provided in the merger for such total number of shares exceeds $1 million.

Determination of Fair Value

After the Delaware Court of Chancery determines which stockholders are entitled to appraisal of their shares of Asensus common stock, the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will appraise the shares of Asensus common stock, determining their fair value as of the effective time after taking into account all relevant factors exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the fair value. When the value is determined, the Delaware Court of Chancery will direct the payment of such value together with interest, if any, to Asensus stockholders entitled to receive the same. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate as established from time to time during the period between the effective time and the date of payment of the judgment. However, at any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest will accrue thereafter only upon the sum of (i) the difference, if any, between the amount so paid by the surviving corporation and the fair value of the shares as determined by the Delaware Court of Chancery, and (ii) interest accrued before such voluntary cash payment, unless paid at that time.

In determining fair value, the Delaware Court of Chancery is to take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods that are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “fair price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the Delaware Court of Chancery must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.” Section 262 of the DGCL provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion that does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. An opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to fair value under Section 262 of the DGCL. You should be aware that the fair value of your shares as determined under Section 262 of the DGCL could be more than, the same as, or less than the merger consideration that you would otherwise be entitled to receive under the terms of the merger agreement.

Upon application by the surviving corporation or by stockholder entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the Verified List and who has submitted such stockholder’s stock certificates, if any, to the Delaware Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights. When the fair value of the shares is determined, the Delaware Court of Chancery will direct the payment of such value, with interest thereon, if any, to the stockholders entitled thereto, forthwith in the case of uncertificated stockholders or upon surrender by certificated stockholders of their stock certificates. The Delaware Court of Chancery’s decree may be enforced as other decrees in the Delaware Court of Chancery may be enforced. The Delaware Court of Chancery may also determine the costs of the appraisal proceeding (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable in the circumstances. Upon the application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts used in the appraisal proceeding, to be charged pro rata against the value of all shares of Asensus common stock or preferred stock entitled to appraisal. If no petition for appraisal is filed within 120 days after the effective time, or if the stockholder otherwise fails to perfect, successfully withdraws or loses such holder’s right to appraisal, then the right of that stockholder to appraisal will cease and that stockholder will be entitled to receive the merger consideration (without interest) for his, her or its shares of Asensus common stock pursuant to the merger agreement.

If any stockholder who demands appraisal of shares under Section 262 of the DGCL fails to perfect, successfully withdraws or loses such stockholder’s right to appraisal, such stockholder’s shares will be deemed to have been converted at the effective time into the right to receive the merger consideration. A stockholder will fail to perfect, or effectively lose, the stockholder’s right to appraisal if no petition for appraisal is filed within 120 days after the effective date of the merger. Inasmuch as the Company has no obligation to file such a petition and has no present intention to do so, any stockholder who desires such a petition is advised to file it on a timely basis. In addition, a stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw his, her or its demand for appraisal in accordance with Section 262 of the DGCL and accept the merger consideration by delivering to the Company a written withdrawal of such stockholder’s demand for appraisal and acceptance of the terms of the merger either within sixty (60) days after the effective date of the merger or thereafter with the written approval of the Company. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just; provided, however, that the limitation set forth in this sentence will not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the merger consideration within sixty (60) days after the effective date of the merger.

STOCKHOLDERS WHO HOLD THEIR SHARES IN BROKERAGE OR BANK ACCOUNTS OR OTHER NOMINEE FORMS, AND WHO WISH TO EXERCISE APPRAISAL RIGHTS, SHOULD CONSULT WITH THEIR BROKERS, BANKS AND NOMINEES, AS APPLICABLE, TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE BROKER, BANK OR OTHER NOMINEE HOLDER TO MAKE A DEMAND FOR APPRAISAL OF THOSE SHARES. A PERSON HAVING A BENEFICIAL INTEREST IN SHARES HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BROKER, BANK OR OTHER NOMINEE, MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW PROPERLY AND IN A TIMELY MANNER THE STEPS NECESSARY TO PERFECT APPRAISAL RIGHTS.

In view of the complexity of Section 262 of the DGCL, Asensus stockholders who may wish to pursue appraisal rights should consult their own legal and financial advisors.

THE MERGER AGREEMENT

The following is a summary of certain material terms of the merger agreement. The summary is not complete and must be read together with the merger agreement, a copy of which is attached as Appendix A. We encourage you to read the merger agreement carefully and in its entirety because the rights and obligations of the parties are governed by the express terms of the merger agreement and not by this summary or any other information contained in this proxy statement. This summary may not contain all the information about the merger agreement that is important to you. Certain terms used in this summary, whether or not capitalized, are defined in the merger agreement.

Please note that the representations, warranties, covenants and agreements in the merger agreement were made only for purposes of the merger agreement, and may not represent the actual state of facts.

Structure and Corporate Effects of the Merger

At the effective time of the merger, Merger Sub will merge with and into Asensus, and the separate corporate existence of Merger Sub will cease. Asensus will be the surviving corporation in the merger and will continue its corporate existence as a Delaware corporation and a wholly-owned subsidiary of Parent.

At the effective time of the merger, the certificate of incorporation of Asensus will, by virtue of the merger, be amended and restated in its entirety to read the same as the certificate of incorporation included as Annex II to the merger agreement and will be the certificate of incorporation of the surviving corporation, except that the name of the surviving corporation will be the name and date of incorporation of the Company. Also at the effective time of the merger, the bylaws of the Company will be amended and restated in their entirety to read the same as the bylaws of Merger Sub (except that the name of the surviving corporation shall be the name of the Company), and such bylaws will be the bylaws of the surviving corporation.

The directors of Merger Sub immediately prior to the effective time will, from and after the effective time, be the directors of the surviving corporation, and the officers of the Company immediately prior to the effective time will, from and after the effective time, be the officers of the surviving corporation, in each case, until their respective successors have been duly elected, designated or qualified, or until their earlier death, disqualification, resignation or removal, in accordance with the surviving corporation’s certificate of incorporation and bylaws.

Timing of the Merger

The closing of the merger will take place on (a) a date that is two (2) business days after the satisfaction or waiver (to the extent permitted by applicable law) of the conditions set forth in the merger agreement to be satisfied or waived (other than those conditions that by their nature are to be satisfied at the closing of the merger, but subject to the satisfaction or waiver of such conditions) or (b) such other time, location and date as Parent, Merger Sub and the Company mutually agree in writing. These conditions are described under “Conditions to Completion of the Merger” on page 68. The date on which the closing occurs is sometimes referred to as the closing date.

At the closing, we will file the certificate of merger with the Secretary of State of the State of Delaware. The merger will become effective at the time when the certificate of merger is filed or at such later date or time as may be agreed by Asensus, Merger Sub and Parent and specified in the certificate of merger. The date and time the merger becomes effective is referred to as the “effective time.”

Effect of the Merger on Our Common Stock

Each share of our common stock that is issued and outstanding immediately prior to the effective time of the merger (other than shares that are owned by Asensus as treasury stock and any shares owned by Parent or Merger Sub and any dissenting shares) will be converted into the right to receive $0.35 in cash, without interest and less any applicable withholding taxes. At the effective time of the merger, the shares will no longer be outstanding and will automatically be cancelled and will cease to exist, and each holder thereof will cease to have any rights with respect thereto, except the right to receive the merger consideration and for any stockholders who elect to pursue dissenter’s rights, their rights as dissenting stockholders under applicable law.

At the effective time of the merger, each share of common stock of Merger Sub outstanding immediately prior to the effective time of the merger will be converted into and become one validly issued, fully paid and nonassessable share of common stock of the surviving corporation.

Any shares subject to an option or a restricted stock award will be treated as described under “Treatment of Asensus Equity Awards” below.

Treatment of Asensus Equity Awards

Company Stock Options: As of the effective time, each Company Option granted by the Company under any of the Company Incentive Plans that is outstanding as of immediately prior to the effective time of the merger, or the “effective time,” whether or not then vested, will be cancelled and will immediately cease to be outstanding, without any payment with respect to such Company Option or cancellation thereof except as provided in the following sentences.  At the effective time, each Company Option that is subject to a vesting schedule (“Unvested Option”) shall be canceled and converted into the conditional right to receive an amount in cash (an “Unvested Cash Option Award”) equal to the product of (1) the excess, if any, of (x) the merger consideration over (y) the per share exercise price for such Unvested Option, and (2) the total number of shares of common stock underlying such Unvested Option, less applicable tax withholdings, subject to the same vesting schedule and other terms and conditions set forth in the applicable documents immediately prior to the effective time, except for terms rendered inoperative by reason of the transactions contemplated by the merger agreement or for such other administrative or ministerial changes made in connection with the administration of such Unvested Cash Option Awards following the effective time. With respect to each Unvested Cash Option Award, Parent shall cause the surviving corporation to pay the holder the applicable amount in the first payroll immediately following the applicable vesting date of such Unvested Cash Option Award. No consideration will be paid with respect to any Company Option that has a per-share exercise price that is greater than, or equal to, the merger consideration. As of the effective time, no person will retain any rights with respect to any previously outstanding Company Options other than the rights of a holder to receive any payment contemplated by the merger agreement.

Time-Based Restricted Stock Units: As of the effective time, each Company RSU that is unvested and outstanding as of immediately prior to the effective time will be cancelled and will immediately cease to be outstanding, without any payment with respect to such Company RSU or cancellation thereof except as provided in the following sentences. At the effective time, each Unvested RSU shall be converted into the conditional right to receive an Unvested Cash RSU Award equal to the product of (A) the total number of shares of common stock underlying such Unvested RSU and (B) the merger consideration, less applicable tax withholdings, subject to the same vesting schedule and other terms and conditions set forth in the applicable documents (including any applicable Company Incentive Plan and RSU agreement or other document evidencing such Unvested RSU) immediately prior to the effective time, except for terms rendered inoperative by reason of the transactions contemplated by the merger agreement or for such other administrative or ministerial changes made in connection with the administration of such Unvested Cash RSU Awards following the effective time.

Performance-Based Restricted Stock Units: As of the effective time, each Company PRSU that is unvested and outstanding as of immediately prior to the effective time will be cancelled and will immediately cease to be outstanding, without any payment with respect to such Company PRSU or cancellation thereof except as provided in the following sentences.

Each Vested PRSU will vest as of and contingent upon the effective time (“Vested PRSU”). In full satisfaction of the cancellation of each Vested PRSU, Parent will cause the surviving corporation, as soon as reasonably practicable following the effective time, to pay, in accordance with the general payroll practices of the surviving corporation, to the holder of such Vested PRSU, an amount in cash in respect thereof equal to the product of (i) the merger consideration and (ii) the total number of shares of common stock underlying such Vested PRSU, less applicable tax withholdings.

At the effective time, each Unvested PRSU shall be converted into Unvested Cash PRSU Award equal to the product of (A) the total number of shares of common stock underlying such Unvested PRSU and (B) the merger consideration, less applicable tax withholdings, subject to the same vesting schedule and other terms and conditions set forth in the applicable documents (including any applicable Company Incentive Plan and PRSU agreement or other document evidencing such Unvested PRSU) immediately prior to the effective time, including all performance-based vesting conditions, except for terms rendered inoperative by reason of the transactions contemplated by the merger agreement or for such other administrative or ministerial changes made in connection with the administration of such Unvested Cash PRSU Awards following the effective time. With respect to each Unvested Cash PRSU Award, Parent shall cause the surviving corporation to determine satisfaction of the performance goals promptly following the end of the applicable performance period, and Parent shall cause the surviving corporation to pay the holder the applicable amount in the first payroll immediately following the applicable vesting date of such Unvested Cash PRSU Award.

As of the effective time, the Company Incentive Plans will terminate and all rights under any other plan, program or arrangement providing for the issuance or grant of any other interest with respect to the capital stock of the Company or any Company subsidiary will be cancelled.

Payment for Common Stock in the Merger

At or prior to the effective time of the merger, Parent will deposit cash in U.S. dollars in an amount sufficient to pay the aggregate merger consideration with Continental Stock Transfer & Trust Company, which we refer to as the “paying agent.” These funds may not be used for any purpose other than payment of the merger consideration.

Upon receipt of such evidence, if any, as the paying agent may reasonably request, each holder of book-entry shares will be entitled to receive payment of the merger consideration, subject to any required withholding taxes.

Promptly after the effective time of the merger, Parent will cause the paying agent to mail to each holder of record of shares of our common stock whose shares were converted into the right to receive the merger consideration (1) a letter of transmittal and (2) instructions for effecting the surrender of certificates or book-entry shares formerly representing shares of our common stock in exchange for the merger consideration. Upon surrender of certificates (or effective affidavits of loss in lieu of certificates and, if required, the posting of a bond) or book-entry shares, as applicable, to the paying agent together with the letter of transmittal, completed and executed in accordance with the instructions to the letter of transmittal, and such other documents as may customarily be required by the paying agent, the holder of such certificates (or effective affidavits of loss in lieu of certificates) or book-entry shares will be entitled to receive the merger consideration for all such shares, and any certificates surrendered in this manner will be cancelled.

Representations and Warranties; Material Adverse Effect

In the merger agreement, we make representations and warranties to Parent and Merger Sub, subject to certain exceptions in the merger agreement, in the Company’s disclosure letter delivered to Parent in connection with the merger agreement and in certain of our public filings, as to, among other things:

●	organization and qualification to do business;

●	capitalization of the Company and its subsidiaries;

●	authority relative to the merger agreement;

●	no conflict and required filings and consents;

●	our SEC documents and financial statements;

●	absence of certain changes or events;

●	no undisclosed liabilities;

●	litigation matters;

●	product liability;

●	permits and compliance with laws;

●	employee benefit plans;

●	labor matters;

●	taxes;

●	material contracts;

●	intellectual property;

●	real and personal property;

●	environmental matters;

●	customers and suppliers;

●	Foreign Corrupt Practices Act, anti-corruption and sanctions;

●	regulatory compliance;

●	data privacy and information security;

●	insurance;

●	takeover statutes;

●	no TID U.S. business;

●	brokers;

●	opinion of Asensus’ financial advisor;

●	interested party transactions; and

●	information in the proxy statement.

In the merger agreement, Parent and Merger Sub also make representations and warranties to us, subject to certain exceptions in the merger agreement, as to, among other things:

●	organization and qualification to do business;

●	authority and binding nature of the merger agreement;

●	no conflict and required filings and consents;

●	litigation matters;

●	brokers;

●	sufficient funds to effect the merger;

●	ownership of Merger Sub;

●	no interested stockholder; and

●	no other representations and warranties.

Some of Asensus’ representations and warranties in the merger agreement are qualified by materiality or knowledge qualifications or a “Company Material Adverse Effect” qualification with respect to Asensus, as discussed below.

“Company Material Adverse Effect” means any effect, change, development or occurrence that has had, or would reasonably be expected to have, a material adverse effect, individually or in the aggregate, (a) on the business, condition (financial or otherwise), assets, liabilities or results of operations of the Company and each Company subsidiary, taken as a whole; provided, however, that any effect, change, development or occurrence resulting from the following will not be taken into account in determining whether a Company Material Adverse Effect has occurred: (i) changes in general United States or global economic, regulatory or financial market conditions, (ii) changes in the economic, business and financial environment generally affecting the medical device industry, (iii) in and of itself, any change in the Company’s stock price or any failure by the Company to meet any revenue, earnings or other similar internal or analysts’ projections (it being understood that any effect, change, development or occurrence giving rise to or contributing to such change or failure may be deemed to constitute, or be taken into account in determining whether there has been, a Company Material Adverse Effect), (iv) an act of terrorism or an outbreak or escalation of hostilities or war (whether or not declared) or any natural disasters, health emergencies, including pandemics or epidemics, or other similar force majeure events, including any worsening of such conditions existing as of the date of the merger agreement, (v) any adoption, implementation, promulgation, repeal, modification, amendment or other changes in laws or GAAP, (vi) any event, occurrence, circumstance, change or effect arising from fluctuations in the value of any currency or interest rates, (vii) the public announcement or pendency of the merger or the other transactions contemplated hereby (it being understood and agreed that this clause (vii) will not apply to the representation or warranty contained in Section 3.4 of the merger agreement), (viii) any event, occurrence, circumstance, change or effect resulting or arising from the identity of Parent or Merger Sub as the acquiror of the Company; (ix) the changes set forth in the Company’s disclosure letter under the heading Annex A, “Company Material Adverse Effect” or (x) any statement in the Company SEC documents to the effect that the Company may cease to qualify as a “going concern”; provided, further, that if the effects, changes, developments, events or occurrences set forth in clauses (i), (ii), (iv), (v) and (vi) above, have a disproportionate impact on the Company and each Company subsidiary, taken as a whole, relative to the other participants in the medical device industry, such effects, changes, developments or occurrences may be taken into account in determining whether a Company Material Adverse Effect has occurred to the extent of such disproportionate impact or (b) on the ability of the Company to perform its obligations in accordance with the merger agreement or to prevent or materially delay the consummation of the merger or any of the other transactions contemplated hereby.

Conduct of the Business Pending the Merger

Affirmative Obligations of the Company

The Company covenants and agrees that, between the date of the merger agreement and the earlier of the effective time and the date, if any, on which the merger agreement is terminated in accordance with Section 8.1 of the merger agreement, except (i) as required by law, (ii) as may be consented to in writing by Parent (which consent will not be unreasonably withheld, conditioned or delayed), (iii) as may be required in accordance with the merger agreement or (iv) as set forth in Section 5.1 of the Company’s disclosure letter, the Company will, and will cause the Company subsidiaries to, conduct in all material respects the business of the Company and the Company subsidiaries in the ordinary course of business consistent with past practice and, to the extent consistent therewith, use reasonable best efforts to preserve its material assets and business organization intact in all material respects and maintain its material existing business relations and goodwill.

Covenants of the Company

Without limiting the generality of the obligations described above, except (i) as required by law, (ii) as may be consented to in writing by Parent (which consent will not be unreasonably withheld, conditioned or delayed), (iii) required in accordance with the merger agreement or (iv) as set forth in Section 5.1 of the Company’s disclosure letter, the Company will not, and will cause each Company subsidiary not to:

(A)    amend or otherwise change the Company’ organizational documents;

(B)    adjust, split, reverse split, combine, subdivide, reclassify, redeem, purchase, repurchase or otherwise acquire, directly or indirectly, or amend, the Company’s or any Company subsidiary’s securities, including any options, equity or equity-based compensation, restricted stock, restricted stock units, performance stock units, warrants, convertible securities or other rights of any kind to acquire any of such securities, other than in connection with withholding to satisfy the exercise price and/or Tax obligations with respect to Company Options, Company RSUs or Company PRSUs pursuant to the terms thereof (as in effect as of the date hereof);

(C)    issue, sell, pledge, modify, transfer, dispose of, encumber or grant, or authorize the same with respect to, directly or indirectly, any of the Company’s or any Company subsidiary’s securities, including any options, equity or equity-based compensation, restricted stock, restricted stock units, performance stock units, warrants, convertible securities or other rights of any kind to acquire such securities or the value of which is measured by such securities; provided, however, that the Company may issue shares of common stock upon the exercise of Company Options or vesting and settlement of Company RSUs or Company PRSUs outstanding on the Capitalization Date as required by their respective terms;

(D)    declare, set aside, authorize, make or pay any dividend or other distribution payable in cash, stock, property or otherwise with respect to the Company’s or any Company subsidiary’s securities;

(E)    (1) establish, adopt, enter into, amend, modify or terminate any benefit plan, or any plan, program, policy, practice, agreement or other arrangement that would be a benefit plan if it had been in existence on the date of the merger agreement, (2) grant or pay any bonus, incentive, change in control, retention, severance, termination, tax gross-up or profit-sharing award or payment, or increase the base salary and/or cash bonus opportunity or other compensation of any current or former director, officer, employee, or individual service provider of the Company or any Company subsidiary, except in each case, as required by law or required in accordance with a benefit plan in effect as of the date of the merger agreement, so long as such benefit plan has been disclosed as of the date of the merger agreement on the Company’s disclosure letter, (3) except as required by any benefit plan in effect as of the date of the merger agreement, accelerate or take any action to accelerate any payment or benefit, or the funding of any payment or benefit, payable or to become payable to any current or former director, officer, employee or individual service provider of the Company or any Company subsidiary, (4) provide any broad-based written communication to the employees of the Company or any Company subsidiary with respect to the compensation, benefits or other treatment they will receive following the effective time unless such communication is (I) approved by Parent in advance of such communication or (II) required by law, or (5) except as may be required by GAAP, materially change the manner in which contributions to such broad-based benefit plans are made or the basis on which such contributions are determined;

(F)    hire, engage, promote, or terminate (other than for cause) the employment or engagement of any employee or individual independent contractor with annual base compensation in excess of $145,000;

(G)    take any action that would constitute a “Mass Layoff” or “Plant Closing” within the meaning of the WARN Act or require notice to employees, or trigger any other obligations or liabilities, under the WARN Act or any similar state, local or foreign law;

(H)    make any loan or advance to (other than travel and similar advances to its employees in the ordinary course of business and consistent with past practice), or capital contribution to, or investment in, any person (other than any wholly owned Company subsidiary);

(I)    forgive any loans or advances to any officers, employees, directors or other individual service providers of the Company or any Company subsidiary, or any of their respective Affiliates, or change its existing borrowing or lending arrangements for or on behalf of any of such persons in accordance with an employee benefit plan or otherwise, except in the ordinary course of business in connection with relocation activities to any employees of the Company or any Company subsidiary;

(J)    acquire (including by merger, consolidation, acquisition of stock or assets or otherwise) any corporation, partnership, limited liability company, joint venture, other business organization, any equity interest in any of the foregoing, any real estate or all or any material portion of the assets, business or properties of any person;

(K)    (1) sell, pledge, dispose of, transfer, abandon, lease, license, mortgage, incur any Lien (other than Permitted Liens) (including under any sale-leaseback transaction or an asset securitization transaction) on or otherwise transfer or encumber any portion of the tangible or intangible assets, business, properties or rights of the Company or any Company subsidiary except in the ordinary course of business and consistent with past practice, (2) enter into any new line of business or (3) create any new Subsidiary;

(L)    (1) pay, discharge or satisfy any Indebtedness that has a prepayment cost, “make whole” amount, prepayment penalty or similar obligation (other than Indebtedness incurred by the Company or any wholly owned Company subsidiary and owed to the Company or any wholly owned Company subsidiary) or (2) cancel any material Indebtedness (individually or in the aggregate) or settle, waive or amend any claims or rights of substantial value;

(M)     (1) except for Indebtedness incurred under the Note, incur, create, assume or otherwise become liable or responsible for any Indebtedness, including by the issuance of any debt security, (2) assume, guarantee, endorse or otherwise become liable or responsible for any Indebtedness of any person, or (3) issue or sell any debt securities of the Company or any Company subsidiary, including options, warrants, calls or other rights to acquire any debt securities of the Company or any Company subsidiary;

(N)    negotiate, amend, extend, renew, terminate or enter into, or agree to any amendment or modification of, or waive, release or assign any rights in accordance with, any Company Material Contract, any contract that would have been a Company Material Contract had it been entered into prior to the date of the merger agreement or any lease for any Company leased real property;

(O)    negotiate, amend, modify, extend, enter into or terminate any labor agreement;

(P)    make any material change to the Company’s or any Company subsidiary’s methods, policies and procedures of accounting, except as required by GAAP or Regulation S-X of the Exchange Act;

(Q)    make or agree to make any capital expenditure exceeding $50,000 during any fiscal quarter (except any capital expenditure that is provided for in the Company’s capital expense budget either delivered or made available to Parent or Parent’s Representatives prior to the date of the merger agreement, which expenditures shall be in accordance with the categories set forth in such budget);

(R)    write up, write down or write off the book value of any material assets except inventory adjustments in the normal course of business and/or as required by GAAP;

(S)    agree to or otherwise commence, release, compromise, assign, settle or resolve, in whole or in part, any threatened or pending Proceeding or insurance claim, other than settlements that result solely in monetary obligations involving payment (without the admission of wrongdoing) by the Company or any Company subsidiary of an amount not greater than $1,500,000 (net of insurance proceeds) in the aggregate;

(T)    fail to use commercially reasonable efforts to maintain in effect material insurance policies covering the Company and each Company subsidiary and their respective properties, assets and businesses;

(U)    (1) sell, transfer, assign, lease, license, sublicense or otherwise dispose of (whether by merger, stock or asset sale or otherwise) to any person (including any affiliate) any rights to any Company intellectual property, other than licensing non-exclusive rights in the ordinary course of business consistent with past practice, (2) cancel, dedicate to the public, disclaim, forfeit, allow to lapse or abandon (except with respect to Patents expiring in accordance with their terms) any Company intellectual property, (3) fail to make any filing, pay any fee, or take any other action necessary to prosecute and maintain in full force and effect any registered Company intellectual property, (4) make any change in Company intellectual property that does or would reasonably be expected to materially impair such Company intellectual property or the Company’s or any Company subsidiary’s rights with respect thereto, (5) disclose to any person (other than representatives of Parent and Merger Sub) any trade secrets, know-how or confidential or proprietary information, except, in the case of confidential or proprietary information, in the ordinary course of business to a person that is subject to reasonable and customary confidentiality obligations or (6) fail to take or maintain reasonable measures to protect the confidentiality and value of trade secrets included in any of the Company intellectual property;

(V)    except as required by law, (1) make, revoke or change any material tax election or adopt or change any material method of tax accounting, (2) file any amended material tax return, (3) settle or compromise any audit, assessment or other proceeding relating to a material amount of taxes, (4) request or agree to an extension or waiver of the statute of limitations with respect to federal income taxes or other material taxes, (5) enter into any “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of any law) with respect to any material tax, (6) surrender any right to claim a material tax refund, (7) knowingly fail to pay any material amount of tax that becomes due and payable (including estimated tax payments), or (8) incur taxes outside of the ordinary course of business;

(W)    merge or consolidate the Company or any Company subsidiary with any person or adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or any Company subsidiary; or

(X)    enter into any agreement, contract, commitment or arrangement to do, or adopt any resolutions approving or authorizing, or announce an intention to do, any of the foregoing.

Notwithstanding the foregoing, nothing contained herein will give to Parent or Merger Sub, directly or indirectly, rights to control or direct the operations of the Company or any Company subsidiary prior to the effective time, and the Company shall not be required to take any action or prohibited from taking any action required or prohibited by the merger agreement if the inclusion of such requirement or prohibition in the merger agreement would reasonably be expected to violate applicable Law (including any Antitrust Law). Prior to the effective time, each of Parent and the Company will exercise, consistent with the terms and conditions hereof, complete control and supervision of its and its Subsidiaries’ respective operations.

No Solicitation; Alternative Proposals

No Solicitation

From the date of the merger agreement, Asensus shall cease and terminate, and shall use reasonable best efforts to cause its representatives to cease and terminate, all solicitations, discussions, and negotiations with any person with respect to any offer or proposal or potential offer or proposal relating to any proposed transaction or series of related transactions, other than the transactions contemplated by the merger agreement, involving a Company Acquisition Proposal.  From the date of the merger agreement until the earlier of termination of the merger agreement or the effective time, Asensus will not and will cause its representatives not to directly or indirectly (A) initiate, solicit, knowingly encourage or facilitate the making of any offer or proposal which constitutes or is reasonably likely to lead to a Company Acquisition Proposal, (B) enter into any agreement with respect to a Company Acquisition Proposal or (C) engage in negotiations or discussions with, or provide any non-public information or data to, any person (other than Parent or any of its Affiliates or Representatives) relating to any Company Acquisition Proposal, or grant any waiver or release under any restriction from making a Company Acquisition Proposal, in each case, other than discussions solely to notify such person of the terms of the prohibition on solicitation or to clarify the terms and conditions of such proposal or offer.

Superior Proposal

Notwithstanding the prohibition on solicitation, at any time following the date of the merger agreement and prior to the date on which the Company Requisite Vote (as defined below) is obtained, Asensus and its representatives may furnish non-public information concerning Asensus’ business, properties or assets to any person in accordance with a confidentiality agreement with terms no less favorable in the aggregate to Asensus than those contained in the confidentiality agreement and may participate in discussions and negotiations with such person concerning a Company Acquisition Proposal if, but only if, such person has submitted a bona fide proposal to Asensus relating to such Company Acquisition Proposal that the Asensus Board determines in good faith, after consultation with Asensus’ outside counsel and financial advisor, is or is reasonably likely to lead to a Superior Proposal.  From and after the date of the merger agreement and prior to the Stockholders Meeting, Asensus will promptly (and in any event within forty-eight (48) hours) notify Parent if Asensus or any Company subsidiary or representative receives (i) any Company Acquisition Proposal or indication by any person that it is considering making a Company Acquisition Proposal, (ii) any request for non-public information relating to Asensus or any Company subsidiary other than requests for information in the ordinary course of business and unrelated to a Company Acquisition Proposal or (iii) any inquiry or request for discussions or negotiations with respect to any Company Acquisition Proposal.  Asensus will provide Parent promptly (and in any event within such forty-eight (48) hour period) with the identity of such person and a correct and complete copy of such Company Acquisition Proposal, indication, inquiry or request (or, where such Company Acquisition Proposal is not in writing, a description of the material terms and conditions of such Company Acquisition Proposal, indication, inquiry or request), including any modifications thereto.  Asensus will keep Parent reasonably informed (orally and in writing) on a current basis (and in any event no later than forty-eight (48) hours after the occurrence of any material changes, developments, discussions or negotiations) of the status of any Company Acquisition Proposal, indication, inquiry or request (including the material terms and conditions thereof and of any modification thereto), and any material developments, discussions and negotiations, including furnishing copies of any written inquiries, correspondence, and draft documentation, and written summaries of any material oral inquiries or discussions.  Without limiting the foregoing, Asensus will promptly (and in any event within forty-eight (48) hours) notify Parent orally and in writing if it determines to begin providing information or to engage in discussions or negotiations concerning a Company Acquisition Proposal and will in no event begin providing such information or engaging in such discussions or negotiations prior to providing such notice.  Asensus will not, and will cause each Company subsidiary not to, enter into any agreement with any person subsequent to the date of the merger agreement that would restrict the Company’s ability to provide such information to Parent and neither Asensus nor any Company subsidiary is currently party to any agreement that prohibits Asensus from providing to Parent the information described in this Section 5.2(b).  Asensus (A) will not, and will cause each Company subsidiary not to, terminate, waive, amend or modify any provision of, or grant permission or request under, any standstill or confidentiality agreement to which it or any Company subsidiary is or becomes a party, and (B) will, and will cause each Company subsidiary to, use reasonable best efforts to enforce any such agreement unless the Asensus Board determines in good faith, after consultation with the Company’s outside counsel, that the failure to do so would be inconsistent with the fiduciary duties of the Asensus Board to the Company’s stockholders under applicable Law, in which event Asensus may take the actions described in these clauses (A) and (B) solely to the extent necessary to permit a third party to make, on a confidential basis to the Asensus Board, a Company Acquisition Proposal, conditioned upon such third party agreeing that Asensus shall not be prohibited from providing any information to Parent (including regarding any such Company Acquisition Proposal) in accordance with, and otherwise complying with, this provision, Asensus will promptly provide to Parent any non-public information concerning Asensus or any Company subsidiary provided or made available in accordance with this provision which was not previously provided or made available to Parent. For purposes of the merger agreement, a “Superior Proposal” is a written Company Acquisition Proposal that did not result from or involve a material breach of this provision and that proposes an acquisition of more than fifty percent (50%) of the equity securities or consolidated total assets of Asensus and the Company Subsidiaries on terms which the Asensus Board determines in its good faith judgment to be more favorable to the holders of the Shares than the transactions contemplated hereby (after consultation with the Company’s outside counsel and financial advisor), taking into account all the terms and conditions of such proposal and the merger agreement, which the Asensus Board has determined to be as or more reasonably likely to be completed on the terms proposed than the transactions contemplated by the merger agreement, taking into account all financial, regulatory, legal and other aspects of such proposal and the terms of the merger agreement.

No Change in Recommendation

Except as provided in the merger agreement, neither the Asensus Board nor any committee thereof will (i) make any Company Adverse Recommendation Change or (ii) enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, or similar agreement (an “Alternative Acquisition Agreement”) providing for the consummation of a transaction contemplated by any Company Acquisition Proposal (other than a confidentiality agreement referenced above entered into in the circumstances referenced above).  Asensus, promptly following a determination by the Asensus Board that a Company Acquisition Proposal is a Superior Proposal, will notify Parent of such determination.

Termination in Response to a Superior Proposal

Prior to the date on which the Company Requisite Vote (as defined below) is obtained, if (i) Asensus receives a Company Acquisition Proposal from a third person that is not in violation of such third person’s contractual obligations to Asensus, (ii) a material breach by Asensus of the prohibition on solicitation has not contributed to the making of such Company Acquisition Proposal and (iii) the Asensus Board concludes in good faith, after consultation with the Company’s outside counsel and financial advisor, that such Company Acquisition Proposal constitutes a Superior Proposal after giving effect to all of the adjustments of the merger agreement that are offered in writing by Parent, the Asensus Board may, if it determines in good faith, after consultation with the Company’s outside counsel, that failure to take such action would be inconsistent with its fiduciary duties to its stockholders, (A) effect a Company Adverse Recommendation Change or (B) terminate the merger agreement to enter into an Alternative Acquisition Agreement with respect to such Superior Proposal; provided, however, that Asensus will not terminate the merger agreement in accordance with clause (B) above, and any purported termination in accordance with clause (B) above will be void and of no force or effect, unless in advance of or concurrently with such termination Asensus (1) pays the termination fee and (2) immediately following such termination enters into a binding definitive Alternative Acquisition Agreement for such Superior Proposal; provided, further, that the Asensus Board may not effect a change of its recommendation in accordance with clause (A) above or terminate the merger agreement in accordance with clause (B) above unless (I) no material breach of the Company’s obligations regarding solicitation has occurred, (II) Asensus has provided prior written notice to Parent, at least three (3) business days in advance (the “Notice Period”), of its intention to take such action with respect to such Superior Proposal, which notice will specify the material terms and conditions of any such Superior Proposal (including the identity of the party making such Superior Proposal), and has contemporaneously provided a correct and complete copy of the proposed Alternative Acquisition Agreement with respect to such Superior Proposal, (III) prior to effecting such Company Adverse Recommendation Change or terminating the merger agreement to enter into a definitive Alternative Acquisition Agreement with respect to such Superior Proposal, Asensus has, and has caused its Representatives to, during the Notice Period, negotiate with Parent in good faith (to the extent Parent requests to negotiate) to make such adjustments in the terms and conditions of the merger agreement so that such Company Acquisition Proposal ceases to constitute a Superior Proposal and (IV) following any negotiation described in clause (3) above, the Asensus Board concludes in good faith, after consultation with the Company’s outside counsel and financial advisor, that such Company Acquisition Proposal continues to constitute a Superior Proposal.  In the event of any material revisions to the Superior Proposal after the start of the Notice Period, Asensus is required to deliver a new written notice to Parent and to comply with the requirements with respect to such new written notice, and the Notice Period will be deemed to have re-commenced on the date of such new notice, except that the references to three (3) business days shall be deemed two (2) business days.  Any Company Adverse Recommendation Change will not change the approval of the Asensus Board for purposes of causing any state takeover statute or other Law to be inapplicable to the transactions contemplated hereby.

Company Intervening Event

The Asensus Board may make a Company Adverse Recommendation Change in the absence of a Company Acquisition Proposal if a Company Intervening Event has occurred, and the Asensus Board has concluded in good faith, after consultation with the Company’s outside counsel, that failure to make a Company Adverse Recommendation Change on account of the Company Intervening Event would be inconsistent with its fiduciary duties, provided, however, that the Asensus Board will not make a Company Adverse Recommendation Change unless Asensus has (i) provided to Parent at least three (3) business days’ prior written notice advising Parent that the Asensus Board intends to take such action and specifying the Company Intervening Event in reasonable detail and (ii) during such three (3) business day period, if requested by Parent, engaged in good faith negotiations with Parent to amend the merger agreement in such a manner that obviates the need or reason for the Company Adverse Recommendation Change.

Return of Confidential Information

Asensus will promptly (but in no event later than three (3) business days after the date of the merger agreement) demand that each person that has executed a confidentiality agreement in connection with a potential Company Acquisition Proposal within the one-year period prior to the date of the merger agreement return (or destroy, to the extent permitted by the applicable confidentiality agreement) all confidential information furnished to such individual or entity by or on behalf of Asensus or any Company subsidiary.

Exchange Act Communications

Nothing in the merger agreement will prohibit Asensus from (i) taking and disclosing to the stockholders of Asensus a position contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act, including any “stop, look and listen” communication pursuant to Rule 14d-9(f) promulgated under the Exchange Act, or (ii) making any disclosure to the stockholders of Asensus that is required by applicable Law; provided that this provision will not be deemed to permit the Asensus Board to make a Company Adverse Recommendation Change except to the extent permitted above.

Company Stockholders’ Meeting

Subject to the relevant provisions of the merger agreement, we have agreed to convene and hold the special meeting within thirty (30) days of the initial mailing of this proxy statement for the purpose of seeking the approval and adoption of the merger agreement by the Company’s stockholders. If there are not sufficient affirmative votes represented in person or by proxy at such meeting to adopt the merger agreement we will adjourn the special meeting and reconvene at the earliest practicable date on which the board of directors reasonably expects to have sufficient affirmative votes to adopt the merger agreement. We may not adjourn the special meeting for more than fifteen (15) calendar days past the originally scheduled date of the meeting without Parent’s consent.

Employee Matters

The merger agreement provides that for twelve (12) months after the closing (or earlier termination of the relevant employee’s employment), (i) each employee of the Company or any Company subsidiary who continues to be employed by the surviving corporation or any of its subsidiaries following the effective time (a “Continuing Employee”) will be provided an annual base salary or wage rate and annual cash bonus opportunity that are, in each case, substantially comparable to the annual base salary or wage rate and annual cash bonus opportunity provided to such Continuing Employee as of immediately prior to the effective time, and (ii) Continuing Employees will be provided broad-based employee benefits that are substantially comparable in the aggregate to the broad-based employee benefits (excluding equity compensation, change in control, transaction or retention payments, defined benefit, nonqualified deferred compensation, severance benefits, post-retirement or retiree medical benefits (the “Excluded Benefits”)) that (A) are in effect immediately prior to the effective time or (B) are substantially comparable in the aggregate to the employee benefits provided to similarly situated Parent employees based on levels of responsibility and seniority (excluding the Excluded Benefits). Continuing Employees will also receive service credits under Parent vacation, health or welfare plans for all periods of employment with the Company or any Company subsidiary to the same extent and for the same purposes as such service was recognized under an analogous Company benefit plan, to the maximum extent permitted in accordance with the relevant Parent plan. The merger agreement also provides that Parent will use reasonable best efforts to cause any restrictions or limitations with respect to pre-existing condition exclusions and actively-at-work requirements to be waived for each Continuing Employee and his or her eligible dependents (except to the extent such exclusions or requirements were applicable under the corresponding Company plan), and permit such Continuing Employee to take into account any eligible expenses incurred by such employee and his or her covered dependents during the plan year in which the employee elects to be covered by the successor plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements.

Indemnification And Insurance

We expect to obtain a “tail” or “run-off” officers’ and directors’ liability insurance policy, including EPL and Fiduciary Liability Policy, in respect of acts or omissions occurring prior to the effective time of the merger covering our directors and officers currently covered by our officers’ and directors’ liability insurance policy. The new policy will be no less favorable than our policy currently in effect with respect to coverage, deductibles and amounts and will last for six years following the effective time of the merger. The price will not exceed 300% of the premium amount most recently paid prior to the effective time.

For the six-year period following the effective time, Parent agrees that all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the effective time (whether asserted or claimed prior to, at or after the effective time) (i) now existing in favor of the current or former directors or officers of the Company or any of the Company’s subsidiaries and (ii) any other indemnification or other similar agreements of the Company or any of the Company’s subsidiaries set forth in the Company disclosure schedule, in each case as in effect on the date of the merger agreement, shall continue in full force and effect in accordance with their terms, and Parent shall cause the Company and each of the Company’s subsidiaries to perform their obligations thereunder. Without limiting the foregoing, from the effective time until the sixth anniversary of the date on which the effective time of the merger occurs, (A) Parent shall cause the surviving corporation (together with its successors and assigns, the “Indemnifying Parties”) to, and the surviving corporation agrees that it will, to the fullest extent permitted under applicable law, indemnify and hold harmless each Indemnified Party in his or her capacity as an officer or director of the Company or any of the Company’s subsidiaries against all losses, claims, damages, liabilities, fees, expenses, judgments or fines incurred by such Indemnified Party as an officer or director of the Company or any of the Company’s subsidiary in connection with any pending or threatened proceeding based on or arising out of, in whole or in part, the fact that such Indemnified Party is or was a director or officer of the Company or any of the Company’s subsidiaries at or prior to the effective time of the merger and pertaining to any and all matters pending, existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the effective time of the merger, including any such matter arising under any claim with respect to the transactions contemplated by the merger agreement and (B) the Indemnifying Parties shall, to the fullest extent permitted under applicable Laws, advance reasonable and documented out-of-pocket costs and expenses (including reasonable and documented attorneys’ fees) incurred by the Indemnified Parties in connection with matters for which such Indemnified Parties are eligible to be indemnified pursuant to the merger agreement within fifteen (15) days after receipt by the surviving corporation of a written request for such advance, subject to the execution by such Indemnified Parties of appropriate undertakings in favor of the Indemnifying Parties to repay such advanced costs and expenses if it is ultimately determined in a final and non-appealable judgment of a court of competent jurisdiction that such Indemnified Party is not entitled to be indemnified under the merger agreement.

In the event that the surviving corporation or any of its successors or assigns (i) consolidates with or merges into any other person or entity and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any person or entity, then, and in each such case, the surviving corporation, as applicable, will cause proper provision to be made so that the successors and assigns of such surviving corporation assume the obligations set forth above, unless such result occurs by operation of law.

Efforts to Complete the Merger

Asensus, Parent and Merger Sub have each agreed to as promptly as possible, (i) make, or cause or be made, cooperate with the other party hereto and use (and shall cause its respective Affiliates to use) its reasonable best efforts to promptly (A) take or cause to be taken, all actions, and do, or cause to be done, all things, necessary proper or advisable to cause the conditions to closing set forth in the merger agreement to be satisfied as promptly as practicable, including preparing and filing promptly and fully all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents under applicable laws; and (ii) obtain, or cause to be obtained, all consents, authorizations, orders and approvals from, and make all filings with, all governmental authorities that may be or become necessary for its execution and delivery of the merger agreement and the performance of its obligations pursuant to the merger agreement. The Company will use its reasonable best efforts to obtain any consent, approval or waiver, or give any notice, with respect to material contracts listed in the Company disclosure letter. Each party shall cooperate fully with the other party and its affiliates in promptly seeking to obtain all such consents, authorizations, orders and approvals. Parent, Merger Sub and the Company shall not willfully take any action that will have the effect of delaying, impairing or impeding the receipt of any required consents, authorizations, orders and approvals.

These reasonable best efforts include taking certain steps to secure necessary consents, approvals, waivers and authorizations of governmental authorities and third parties. Notwithstanding anything in the merger agreement to the contrary, reasonable best efforts will not obligate the Parent, the Company, the surviving corporation or any other subsidiary of Parent or the Company to: (i) undertake or enter into agreements or agree to the entry of an order or decree with any governmental authority, (ii) commit to sell or dispose of, or hold separate or agree to sell or otherwise dispose of, assets, categories of assets or businesses of the Parent, the Company, the surviving corporation or any other subsidiary of Parent or the Company, (iii) commit to terminate, amend or replace any existing relationships and contractual rights and obligations of Parent, the Company, the surviving corporation or any other subsidiary of Parent or the Company, (iv) terminate any relevant venture or other arrangement of Parent, the Company, the surviving corporation or any other subsidiary of Parent or the Company or (v) effectuate any other change or restructuring of Parent, the Company, the surviving corporation or any other Subsidiary of Parent or the Company.

Financing of the Merger

Parent has represented and warranted to the Company that it has and will have the cash necessary to pay the amounts required to be paid by Parent pursuant to the merger agreement. The obligations of the Parent and Merger Sub are not subject to any condition with respect to Parent’s or Merger Sub’s ability to obtain financing for the merger.

Coordination on Litigation

The Company will promptly after it has notice of any of the following notify Parent of (i) any notice or other communication from any person alleging that the consent of such person is or may be required in connection with the transactions contemplated by the merger agreement, (ii) any notice or other communication from any governmental authority in connection with the transactions contemplated by the merger agreement and (iii) proceedings instituted or threatened against the Company or any of its directors, officers or affiliates, including by any holders of the shares of Asensus common stock, before any court or governmental authority, relating to or involving or otherwise affecting the Company or any of the Company’s subsidiaries that, if pending on the date of the merger agreement, would have been required to have been disclosed in accordance with the merger agreement or relating to the merger agreement or the transactions contemplated hereby, or seeking damages or discovery in connection with such transactions. The Company will consult with Parent with respect to the defense or settlement of any such proceedings, will consider Parent’s views with respect to such proceedings, and will not settle or materially stipulate with respect to any such Proceedings without Parent’s written consent (not to be unreasonably withheld, conditioned or delayed).

Other Covenants and Agreements

The merger agreement contains additional covenants, including, among others, covenants relating to the filing of this proxy statement, public announcements relating to the merger, elimination of any applicable takeover statutes, and exemptions of dispositions of our securities in connection with the merger under Rule 16b-3 of the Exchange Act.

Conditions to Completion of the Merger

The respective obligations of each party to effect the merger will be subject to the satisfaction or written waiver at or prior to effective time of the following conditions:

●

The merger agreement will have been duly adopted by stockholders of the Company constituting the majority of the outstanding shares of common stock on the record date, or the “Company Requisite Vote” in accordance with applicable law, the Certificate of Incorporation and the Bylaws at the special meeting.

●

No statute, rule or regulation will have been enacted, issued, enforced or promulgated and remain in effect by any governmental authority which prohibits the consummation of the merger, and there will be no order or injunction of a court of competent jurisdiction in effect prohibiting or making illegal the consummation of the merger.

The obligations of Parent and Merger Sub to effect the merger will be subject to the satisfaction or written waiver at or prior to the effective time of the following conditions:

●

No suit, action or proceeding by a governmental authority is pending in connection with the transactions contemplated by the merger agreement (1) seeking to prohibit or impose any material limitations on Parent’s or Merger Sub’s ownership or operation (or that of any of their respective subsidiaries or affiliates) of all or any material portion of their or the Company’s or any Company subsidiary’s businesses or assets, taken as a whole, or to compel Parent or Merger Sub or their respective subsidiaries or affiliates to dispose of or hold separate any material portion of the business or assets of the Company or Parent or their respective subsidiaries, (2) seeking to prohibit or make illegal the making or consummation of the merger or the performance of any of the other transactions contemplated by the Agreement, (3) seeking to impose material limitations on the ability of Merger Sub or Parent effectively to exercise full rights of ownership of the shares of the Company’s common stock or (4) seeking to require divestiture by Parent or any of its subsidiaries or affiliates of any shares of the Company’s common stock.

●

Each of (i) the representations and warranties of the Company contained in the merger agreement, other than those set forth in Section 3.1, Section 3.2(b)-(f), Section 3.3, Section 3.4(a)(i) and Section 3.25, are true and correct, without giving effect to the words “materially” or “material” or to any qualification based on the defined term “Company Material Adverse Effect”, as of the date of the merger agreement and as of the effective time as if made as of such date (except for those representations and warranties which address matters only as of an earlier date, which shall have been true and correct as of such earlier date), except where the failure to be so true and correct has not had, or would not reasonably be expected to have, a Company Material Adverse Effect; (ii) the representations and warranties of the Company contained in Section 3.1, Section 3.2(b)-(f), Section 3.3, Section 3.4(a)(i) and Section 3.25 are true and correct in all material respects as of the date of the merger agreement and as of the effective time as if made as of such date (except for those representations and warranties which address matters only as of an earlier date, which shall have been true and correct as of such earlier date); and (iii) the representations and warranties of the Company contained in Section 3.2(a) are true and correct in all respects, as of the date of the merger agreement and as of the effective time as if made as of such date (except for those representations and warranties which address matters only as of an earlier date, which shall have been true and correct as of such earlier date), subject only to de minimis deviations.

●

The Company will have performed and complied with, in all material respects, its agreements, obligations and covenants required to be performed by it under the merger agreement at or prior to the effective time.

●	Since the date of the merger agreement, there shall not have occurred any Company Material Adverse Effect that is continuing.

●

The Company will have furnished Parent with a certificate dated as of the closing date signed on its behalf by its Chief Executive Officer or Chief Financial Officer to the effect that the conditions set forth above have been satisfied.

The obligations of the Company to effect the merger will be subject to the satisfaction or written waiver at or prior to the effective time of the following conditions:

●

Each of (i) the representations and warranties of Parent and Merger Sub contained in Section 4.1 and Section 4.2 are true and correct in all material respects as of the date of the merger agreement and as of the effective time as if made as of such date (except for those representations and warranties which address matters only as of an earlier date which shall have been true and correct as of such earlier date); and (ii) each of the other representations and warranties of Parent and Merger Sub contained in SECTION 4 of the merger agreement are true and correct, without giving effect to the words “materially” or “material” or to any qualification based on the defined term “Parent Material Adverse Effect,” as of the date of the merger agreement and as of the effective time as if made as of such date (except for those representations and warranties which address matters only as of an earlier date which shall have been true and correct as of such earlier date), except where the failure to be so true and correct has not had, or would not reasonably be expected to have, a Parent Material Adverse Effect.

●	Each of Parent and Merger Sub will have performed in all material respects the covenants and obligations required to be performed by it under the merger agreement at or prior to the effective time.

●

Parent and Merger Sub will have furnished the Company with a certificate dated as of the Closing Date signed on its behalf by a duly appointed officer or other authorized signatory of Parent and Merger Sub, respectively, to the effect that the conditions set forth above have been satisfied.

No party to the merger agreement may rely on the failure of any condition to be satisfied if such failure was caused by such party’s failure to act in good faith or use its reasonable best efforts to consummate the transactions contemplated hereby.

Termination

The merger agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the effective time, whether before or after the Company Requisite Vote is obtained:

●	by mutual written consent of Parent and the Company;

●	by either Parent or the Company:

o

(A) if a court of competent jurisdiction or other governmental authority has issued an order or ruling or taken any other action, and such order, decree or ruling or other action has become final and non-appealable, or (B) there exists any statute, rule or regulation, in each case of the foregoing clauses (A) and (B), permanently restraining, enjoining or otherwise prohibiting the consummation of the merger; provided, however, that the right to terminate the merger agreement under this clause will not be available to any party whose action or failure to fulfill any obligation under the merger agreement has been the principal cause of such restraint or the failure to remove such restraint;

o

on or after October 30, 2024 if the effective time has not occurred prior to such date; provided, that, such date may be extended by mutual consent in a written instrument duly executed by each of the Company and the Parent; provided further, however, that the right to terminate the merger agreement in accordance with this termination right will not be available to any party whose action or failure to fulfill any obligation under the merger agreement has been the principal cause of the failure of the effective time to occur by such date; or

o

if the Company Requisite Vote shall not have been obtained at the special meeting duly convened therefor or at any adjournment or postponement thereof; provided, however, that the right to terminate the merger agreement in accordance with this termination right will not be available to any party whose material breach of the merger agreement has been the principal cause of, or resulted in, the failure to obtain the Company Requisite Vote.

●	by Parent or the Merger Sub:

o

if there has been a breach by the Company of, or inaccuracy in, any representation, warranty, covenant or agreement of the Company set forth in the merger agreement such that a condition set forth in Section 7.2(b) or Section 7.2(c) of the merger agreement would not be then satisfied measured as of the time Parent asserts this right of termination (and any such breach has not been cured within twenty (20) days following notice by Parent thereof or such breach is not reasonably capable of being cured); provided, that Parent and Merger Sub shall not be entitled to terminate the merger agreement under this termination right if Parent or Merger Sub is then in breach of any representation, warranty, covenant or agreement, which breach would result in a failure of a closing condition applicable to the Parent as described above; or

o

if at any time prior to the special meeting, (A) the Company Board of Directors has effected a Company Adverse Recommendation Change or (B) the Company has materially breached its “no solicitation” obligations under the merger agreement and has not cured such breach (to the extent such breach is curable) within five (5) business days of receipt of a notice of such breach from Parent.

●	by the Company:

o

if, prior to the effective time, there has been a breach by Parent or Merger Sub of, or any inaccuracy in, any representation, warranty, covenant or other agreement of Parent or Merger Sub set forth in the merger agreement such that a condition set forth in Section 7.3(a) or 7.3(b) of the merger agreement would be then satisfied, measured as of the time the Company asserts this right of termination (and such breach or inaccuracy has not been cured within twenty (20) days following notice by the Company thereof or such breach or inaccuracy is not reasonably capable of being cured); provided, that the Company shall not be entitled to terminate the merger agreement under this termination right if the Company is then in breach of any representation, warranty, covenant or agreement, which breach would result in a failure of a closing condition applicable to the Company as described above; or

o

at any time prior to the receipt of the Company Requisite Vote at the special meeting, in order to accept a Superior Proposal; provided, however, that the Company (i) has not materially breached any of its obligations under the “no solicitation” obligations under the merger agreement and (ii) has paid the termination fee.

Any termination of the merger agreement as described above will be effective immediately upon the delivery of a written notice of the terminating party to the other party and, if then due, payment of the termination fee.  If the merger agreement is terminated in accordance with one of these termination rights, the merger agreement will become null and void and be of no further force or effect and there will be no liability on the part of Parent, Merger Sub or the Company (or any of their respective directors, officers, employees, stockholders, agents or Representatives), except for the parties obligations under a confidentiality agreement, and the obligations set forth in the “Termination” and “Miscellaneous” sections of the merger agreement; provided, however, that nothing in the merger agreement will relieve any party from liability for fraud or intentional or willful breach of any of its representations, warranties, covenants or agreements set forth in the merger agreement.

If Parent terminates the merger agreement in accordance with Section 8.1(c)(ii)(A) of the merger agreement, the Company will promptly pay Parent a termination fee of $3,600,000 in cash, but in no event later than two (2) business days after the date of receipt of Parent’s termination notice.  If the Company terminates the merger agreement in accordance with Section 8.1(d)(ii), it will, in connection with and as a condition to such termination, pay Parent the termination fee.  If (i) Parent or the Company, as applicable, terminates the merger agreement in accordance with Section 8.1(b)(ii), Section 8.1(b)(iii) or Section 8.1(c)(i) of the merger agreement, (ii) prior to such time, a Company Acquisition Proposal has been made or publicly announced and not subsequently publicly withdrawn, and (iii) within twelve (12) months after the date on which the merger agreement shall have been terminated the Company enters into a definitive agreement with respect to a Company Acquisition Proposal or a Company Acquisition Proposal is consummated, then the Company will pay Parent the termination fee upon signing a definitive agreement for a transaction relating to a Company Acquisition Proposal (or, if earlier, the consummation of a transaction contemplated by a Company Acquisition Proposal).  For the avoidance of doubt, no termination fee shall be due to Parent if Parent or the Company, as applicable, terminates the Agreement in accordance with Section 8.1(b)(ii), Section 8.1(b)(iii) or Section 8.1(c)(i) of the merger agreement if a Company Acquisition Proposal has not been made or publicly announced prior to any such termination. All amounts due hereunder will be payable by wire transfer in immediately available funds to such account as Parent may designate in writing to the Company.  If the Company fails to promptly make any termination fee payment required, the Company will indemnify Parent for its fees and expenses (including attorneys’ fees and expenses) incurred in connection with pursuing such payment and will pay interest on the amount of the payment at the prime rate of Bank of America (or its successors or assigns) in effect on the date the payment was payable.

Miscellaneous

Fees and Expenses

All fees, costs and expenses incurred in connection with the merger agreement and the transactions contemplated hereby will be paid by the party incurring such expenses whether or not the merger is consummated.

Amendment

The merger agreement may be amended, modified and supplemented, by written agreement of the parties.  The merger agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

Waiver

At any time prior to the effective time, either party may (a) extend the time for the performance of any of the obligations or other acts of the other party or (b) waive compliance with any of the agreements of the other party or any conditions to its own obligations, in each case, only to the extent such obligations, agreements and conditions are intended for its benefit; provided, however, that any such extension or waiver will be binding upon a party only if such extension or waiver is set forth in a writing executed by such party.

Survival of Representations and Warranties

None of the representations and warranties contained in the merger agreement will survive the effective time.

Entire Agreement

The merger agreement (including the Company’s disclosure letter, annexes and exhibits and the documents and instruments referenced in the merger agreement) and the Note contain the entire agreement among the parties with respect to the merger and related transactions, and supersede all prior agreements, written or oral, among the parties with respect thereto, other than the confidentiality agreement, which will survive and remain in full force and effect (other than the “standstill” provisions which will expire concurrently with the execution and delivery of the merger agreement).

Governing Law

The merger agreement and all actions arising under or in connection therewith will be governed by and construed in accordance with the laws of the State of Delaware, regardless of any other the laws that might otherwise govern under applicable principles of conflicts of law.

Assignment

The merger agreement will not be assigned by any of the parties (whether by operation of law or otherwise) without the prior written consent of the other parties, except that (i) Merger Sub may assign, in its sole discretion and without the consent of any other party, any or all of its rights, interests and obligations hereunder to (A) Parent, (B) to Parent and one or more direct or indirect wholly owned Subsidiaries of Parent or (C) to one or more direct or indirect wholly owned Subsidiaries of Parent and (ii) Parent may assign, in its sole discretion and without the consent of any other party, any or all of its rights, interests and obligations hereunder to KARL STORZ one or more of its controlled affiliates; any such assignee may thereafter assign, in its sole discretion and without the consent of any other party, any or all of its rights, interests and obligations hereunder to one or more additional authorized assignees; provided, however, that in connection with any assignment, Parent and Merger Sub (or the assignor) will remain liable for the performance by Parent and Merger Sub (and such assignor, if applicable), as applicable, of their obligations hereunder.  Subject to the preceding sentence, but without relieving any party of any obligation hereunder, the merger agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

Severability

If any provision of the merger agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of the merger agreement will remain in full force and effect.  Any provision of the merger agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.  The parties will replace such invalid or unenforceable provision of the merger agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable provision.

Jurisdiction

Each of the Company, Parent and Merger Sub irrevocably agrees that any legal action or proceeding with respect to the merger agreement or the transactions contemplated hereby or for recognition and enforcement of any judgment in respect hereof brought by the other party or its successors or assigns shall be brought and determined in the Court of Chancery in the State of Delaware and, if such court declines jurisdiction, any other state court of the State of Delaware or the United States District Court for the District of Delaware, and each of the Company, Parent and Merger Sub hereby irrevocably submits with respect to any action or proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts.  Each of the Company, Parent and Merger Sub hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to the merger agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), or (c) to the fullest extent permitted by law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) the merger agreement, or the subject matter hereof, is not enforceable in or by such courts.

Specific Performance

The parties acknowledge and agree that, in the event of any breach of the merger agreement, irreparable harm would occur that monetary damages could not make whole.  It is accordingly agreed that (i) each party will be entitled, in addition to any other remedy to which it may be entitled at law or in equity, to compel specific performance to prevent or restrain breaches or threatened breaches of the merger agreement in any action without the posting of a bond or undertaking and (ii) the parties will, and hereby do, waive, in any action for specific performance, the defense of adequacy of a remedy at law and any other objections to specific performance of the merger agreement. Notwithstanding the parties’ rights to specific performance, each party may pursue any other remedy available to it at law or in equity, including monetary damages.

No Waiver

No failure or delay by any party in the exercise of any right hereunder will impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor will any single or partial exercise of any such right preclude other or further exercise thereof or of any other right.  All rights and remedies existing under the merger agreement are cumulative to, and not exclusive to, and not exclusive of, any rights or remedies otherwise available.

Waiver of Jury Trial

EACH OF PARENT, COMPANY AND MERGER SUB HEREBY IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, UNDER OR IN CONNECTION WITH THE MERGER AGREEMENT OR ANY RELATED DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENT OR ACTION RELATED HERETO OR THERETO.

THE MERGER PROPOSAL
(PROPOSAL #1)

The information below regarding the merger proposal should be read together with the rest of this proxy statement, especially “The Special Meeting” on page 18, “The Merger” on page 22, “The Merger Agreement” on page 55, and the copy of the merger agreement attached as Appendix A.

Vote on Approval of the Merger Agreement

We are asking you to approve a proposal to adopt the merger agreement, and by so doing approve the merger and other transactions contemplated thereby. A copy of the merger agreement is attached as Appendix A. For a discussion of the terms and conditions of the merger agreement, see the section entitled “The Merger Agreement” beginning on page 55. For a discussion of other considerations related to the merger, see the section entitled “The Merger” beginning on page 22.

Vote Required for Approval

To be approved, the merger proposal must receive the affirmative vote of holders of at least 136,308,166 shares of our common stock, which represents a majority of all shares of our common stock issued and outstanding and entitled to vote as of the record date.

Abstentions, shares not voted and broker non-votes, if any, will all have the effect of a vote “AGAINST” the merger proposal.

Board Recommendation

The disinterested members of our Board unanimously recommends that you vote “FOR” approval of the merger proposal. For a summary of the reasons for our Board’s recommendation, see “The Merger — Reasons for Our Board’s Recommendation in Favor of the Merger” beginning on page 34.

THE MERGER-RELATED COMPENSATION PROPOSAL
(PROPOSAL #2)

The information below regarding the merger-related compensation proposal should be read together with the rest of this proxy statement, particularly “The Special Meeting” on page 18 and “The Merger — Interests of Our Directors and Executive Officers in the Merger” on page 43.

Non-Binding Advisory Vote on Merger Related Compensation to Our Named Executive Officers

As required by Section 14A of the Exchange Act and the applicable SEC rules issued thereunder, we are providing our stockholders with an opportunity to cast a non-binding advisory vote on certain compensation that may be paid or become payable to our named executive officers in connection with the merger, as described in the table entitled “Quantification of Payments and Benefits to Our Named Executive Officers,” in the section entitled “The Merger — Interests of Our Directors and Executive Officers in the Merger,” including the footnotes to the table and related narrative discussion.

The disinterested members of our Board unanimously recommends that our stockholders approve the following resolution:

RESOLVED, that the stockholders approve, on a nonbinding, advisory basis, the compensation that may be paid or become payable to our named executive officers in connection with the merger, including the agreements and understandings pursuant to which such compensation may be paid or become payable, as disclosed in our proxy statement for the special meeting.

The vote on the merger-related compensation proposal is a vote separate and apart from the vote on the merger proposal. Accordingly, you may vote to approve the merger proposal and vote not to approve the merger-related compensation proposal and vice versa.

Approval of this proposal is not a condition to the completion of the merger, and the vote with respect to this proposal is advisory only and will not be binding on the Company or Parent. Accordingly, regardless of the outcome of the non-binding, advisory vote, if the merger proposal is approved and the merger is completed, the merger-related compensation, if applicable, will be paid to our named executive officers in accordance with the terms of their compensation agreements and arrangements.

Vote Required for Approval

The merger-related compensation proposal is a non-binding advisory vote. To be approved, the merger- related compensation proposal must receive the affirmative vote of a majority of all shares of our common stock represented at the special meeting, in person or by proxy, and entitled to vote at the special meeting.

Abstentions will have the same effect as a vote against the merger-related compensation proposal. Assuming a quorum is present, any broker non-vote will have no effect on the merger-related compensation proposal.

Board Recommendation

The disinterested members of our Board unanimously recommends that you vote “FOR” approval of the merger-related compensation proposal.

THE ADJOURNMENT PROPOSAL
(PROPOSAL #3)

The information below regarding the adjournment proposal should be read together with the rest of this proxy statement, particularly “The Special Meeting — Adjournment” on page 18.

Vote on Adjournment of the Special Meeting to a Later Date or Dates

We are asking our stockholders to approve adjournment of the special meeting, if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the merger agreement at the time of the special meeting.

If our stockholders approve the adjournment proposal, we may adjourn the special meeting and any adjourned session of the special meeting and use the additional time to solicit additional proxies to obtain a quorum for the special meeting. We may also use the additional time to solicit proxies from stockholders that have previously returned proxies voting against the merger proposal. Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against the merger proposal such that the merger proposal would be defeated, we could adjourn the special meeting without a vote on the merger proposal and seek to convince the holders of those shares to change their votes to votes in favor of the merger proposal.

We do not anticipate calling a vote on the adjournment proposal if the merger proposal is approved by the requisite number of shares of common stock at the special meeting.

Vote Required for Approval

For the adjournment proposal to be approved, the proposal must receive the affirmative vote of the holders of a majority of the shares of common stock represented at the special meeting, in person or by proxy, and entitled to vote on this proposal. A quorum may, but need not, be present.

The vote on the adjournment proposal is a vote separate and apart from the vote on the merger proposal. Accordingly, you may vote to approve the merger proposal and vote not to approve the adjournment proposal and vice versa.

An abstention will have the effect of a vote against the adjournment proposal, but any broker non-vote will have no effect on the adjournment proposal, provided that a quorum is otherwise present.

Board Recommendation

The disinterested members of our Board unanimously recommends that you vote “FOR” approval of the adjournment proposal. In making its recommendation, our Board considered a variety of factors including:

●

In certain circumstances, an adjournment of the special meeting may be the most efficient way to obtain the stockholder approval necessary for the consummation of the merger, which our Board believes is in the best interests of our company and our stockholders, as described under “Reasons for Our Board’s Recommendation in Favor of the Merger” beginning on page 34;

●

If a quorum is not present at the meeting for logistical or other reasons, the adjournment proposal could allow us to postpone the votes on the merger proposal and merger-related compensation proposal without needing to incur the costs or delay associated with calling another, separate special meeting; and

●

If defeat of the merger proposal appears likely, an adjournment could be used to ensure that our stockholders have had an adequate opportunity to consider the consequences of the vote, particularly given the adverse effects that defeat of the merger proposal could have on our company, including as described under “Asensus Without the Merger” beginning on page 22.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information concerning the beneficial ownership of common stock by: (i) each person known by us to be the beneficial owner of more than 5% of our outstanding common stock currently; (ii) each of our current directors (iii) each of our current named executive officers; and (iv) all of our executive officers and directors as a group. Ownership information is set forth as of June 28, 2024. Unless otherwise noted, each of the following disclaims any beneficial ownership of the shares, except to the extent of his, her or its pecuniary interest, if any, in such shares. Unless otherwise indicated, the mailing address of each individual is c/o Asensus Surgical, Inc., 1 TW Alexander Drive, Suite 160, Durham, North Carolina 27703.

As of June 28, 2024
Name and Address of Beneficial Owner	Number of Shares of Common Stock (1)	Percentage of Outstanding Common Shares (2)
Directors and Executive Officers
David B. Milne (3)	918,869	*
Anthony Fernando (4)	4,152,669	1.5%
Andrea Biffi (5)	2,357,640	*
Kevin Hobert (6)	165,289	*
Elizabeth Kwo, M.D. (7)	172,541	*
Richard C. Pfenniger, Jr. (8)	231,411	*
William N. Starling (9)	241,685	*
Shameze Rampertab (10)	846,035	*
All Directors and Executive Officers as a group (8 persons) (11)	9,086,139	3.3%

* Holds less than 1%

(1)	A person is deemed to be the beneficial owner of shares of common stock underlying Company Options, Company RSUs or warrants held by that person that are exercisable or vested as of June 28, 2024 or that will become exercisable or vested within 60 days thereafter.
(2)	Based on 272,616,330 shares of common stock outstanding as of June 28, 2024. Each beneficial owner’s percentage ownership is determined assuming that Company Options, Company RSUs, Company PRSUs and warrants that are held by such person (but not those held by any other person) and that are exercisable or vested as of June 28, 2024, or that will become exercisable or vested within 60 days thereafter, have been exercised or vested into common stock. The additional shares resulting from such exercise or vesting are included in both the numerator and denominator for such beneficial owner for purposes of their calculation.
(3)	Consists of 619,884 shares of common stock directly owned by Mr. Milne, vested Company Options to purchase 151,927 shares of common stock and exercisable warrants to purchase 147,058 shares of common stock.
(4)	Consists of 2,198,903 shares of common stock directly owned by Mr. Fernando and 1,953,766 vested Company Options.
(5)

Consists of 492,815 shares of common stock directly owned by Mr. Biffi and Company Options to purchase 382,817 shares of common stock. Mr. Biffi is the sole director and Chief Executive Officer of Three Heads Investment S.R.L., which owns 1,482,008 shares of common stock. Mr. Biffi disclaims ownership of the shares held by Three Heads Investment S.R.L., except for his pecuniary interest therein.

(6)	Consists of 36,134 shares of common stock directly owned by Mr. Hobert, 18,067 shares underlying Unvested RSUs and Company Options to purchase 111,088 shares of common stock.
(7)	Consists of 99,134 shares of common stock directly owned by Dr. Kwo, 18,067 shares underlying Unvested RSUs and Company Options to purchase 55,340 shares of common stock.
(8)	Consists of 189,417 shares of common stock directly owned by Mr. Pfenniger and Company Options to purchase 41,994 shares of common stock.
(9)	Consists of 13,846 shares of common stock directly owned by Mr. Starling and Company Options to purchase 188,705 shares of common stock. Also includes 39,134 shares held by W. Starling and D. Starling, Trustees of the Starling Family Trust, UDT August 15, 1990.

(10)	Consists of 416,288 shares of common stock directly owned by Mr. Rampertab and vested Company Options to purchase 429,747 shares of common stock.
(11)	Includes Company Options to purchase 3,315,384 shares of common stock, Unvested RSUs to acquire 36,134 shares of common stock and warrants to purchase 147,058 shares of common stock.

The Company is not aware of any arrangements with any of the foregoing stockholders or any other stockholder of the Company that may result in a change in control of the Company.

Securities Authorized for Issuance Under Equity Compensation Plans

The Company currently has one equity compensation plan under which it makes awards, the Amended & Restated Incentive Plan, or the Plan. The Plan was originally approved by the Asensus Board and adopted by the majority of stockholders on November 13, 2007. The Plan was subsequently amended, approved by the Asensus Board, and approved by stockholders as follows:

No.	Amendment Purpose	Date of Stockholders’ approval
1	Increase the number of shares of common stock authorized under the Plan to 918,462 shares, and to make other changes	May 7, 2015
2	Increase the number of shares reserved for issuance under the Plan to 1,456,923 shares, and to make other changes	June 8, 2016
3	Increase the number of shares reserved for issuance under the Plan to 1,995,385 shares	May 25, 2017
4	Increase the number of shares reserved for issuance under the Plan to 3,149,231 shares	May 24, 2018
5	Increase the number of shares reserved for issuance under the Plan to 4,072,308 shares, and to make other changes	April 24, 2019
6	Increase the number of shares reserved for issuance under the Plan to 10,072,307 shares, and to make other changes	June 8, 2020
7	Increase the number of shares reserved for issuance under the Plan to 32,072,307 shares.	July 22, 2021
8	Increase the number of shares reserved for issuance under the Plan to 54,072,307 shares	June 6, 2023

The Plan was used for plan-based awards for officers, other employees, consultants, advisors and non-employee directors. The following table gives information about the Company’s common stock that may be issued upon the exercise of Company Options and other equity awards as of December 31, 2023:

Plan Category	Number of securities to be issued upon exercise of outstanding Company Options and other equity awards (1)	Weighted average exercise price of outstanding Company Options	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	22,620,856	3.24	22,185,899
Equity compensation plans not approved by security holders (2)	150,000	0.42	0
Total	22,770,856		22,185,899

(1)	Includes 10,294,679 shares underlying outstanding Company Options awarded under the Plan and 12,326,177 restricted stock units awarded under the Plan.
(2)	Represents 150,000 shares underlying outstanding Company Options issued as an employment inducement grant as an exception to the NYSE American stockholder approval rules.

THE MARKET FOR OUR COMMON STOCK

Our common stock has been publicly traded since April 2, 2014, and is now traded on the NYSE American, under the symbol “ASXC.”

As of June 28, 2024, there were 272,616,330 shares of Asensus common stock outstanding and the number of stockholders of record of the Company was 67. We estimate that the number of beneficial owners as of that date was approximately 238. We have never declared or paid any cash dividends on our common stock.

On July 2, 2024, the latest practicable trading day before the printing of this proxy statement, the closing price for our common stock on NYSE American was $.3350 per share. You are encouraged to obtain current market quotations for our common stock.

Following the merger, there will be no further market for our common stock. In particular, if the merger is completed:

●	Our stock will be delisted from NYSE American and deregistered under the Exchange Act;

●	We will no longer file periodic reports with the SEC;

●	Our stock transfer books will be closed when the merger closes, and there will be no further registration of share transfers on our stock transfer books; and

●

All shares of our common stock outstanding prior to the effective time of the merger will be automatically cancelled and converted into the right to receive the merger consideration, subject, however to rights of dissenting stockholders to receive “fair value” following proper exercise of appraisal rights (described above under “The Merger — Appraisal Rights” beginning on page 50).

MISCELLANEOUS

Receiving the Merger Consideration

If the merger is completed, the paying agent will send information to our stockholders of record explaining how to exchange shares of our common stock for the merger consideration. You should not send in your Asensus stock certificates before you receive these transmittal materials. If your shares of our common stock are held in “street name” by your broker, bank or other nominee, you may receive instructions from your broker, bank or other nominee as to what action, if any, you need to take to receive the merger consideration. Do not send in your certificates now.

Householding

We may deliver just one proxy statement to two or more stockholders who share an address, unless we have received contrary instructions from one or more of the stockholders. Each stockholder will receive a separate proxy card. This practice, which is commonly referred to as “householding,” is permitted by Rule 14a-3(e)(1) under the Exchange Act and helps to reduce costs, clutter and paper waste for the company and our stockholders.

We will, however, promptly deliver a separate copy if requested by any stockholder at a shared address subject to householding. Requests for additional copies of this proxy statement should be directed to our proxy solicitor, Alliance Advisors, by telephone at (844) 858-7383 or by mail at 200 Broadacres Drive, 3rd Floor Bloomfield, NJ 07003.

In addition, stockholders who share a single address, but receive multiple copies of the proxy statement, may request that in the future they receive a single copy of any future proxy materials by contacting us at 1 TW Alexander Drive, Suite 160, Durham, North Carolina 27003, Attention: Corporate Secretary of Asensus (if your shares are registered in your own name) or your bank, broker or other nominee (if your shares are registered in their name).

Stockholder Proposals for Our 2024 Annual Meeting, if needed

If the merger is completed, we will have no public stockholders and there will be no public participation in any future meetings of our stockholders. However, if the merger is not completed, our stockholders will continue to be entitled to attend and participate in our stockholders’ meetings.

We will hold a 2024 annual meeting of stockholders only if the merger has not already been completed. Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in our 2024 annual meeting proxy statement. These stockholder proposals must be submitted, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), to our principal executive offices, in care of our Corporate Secretary, at the address set forth on the first page of this proxy statement. Failure to deliver a proposal in accordance with this procedure may result in the proposal not being deemed timely received. If we need to hold an annual meeting of stockholders in 2024, we will file a Current Report on Form 8-K with the SEC to set forth the deadlines for any stockholder proposals or nominations for director candidates in conjunction with such 2024 annual meeting.

Legal And Cautionary Disclosures

No Determination by Securities Regulators

Neither the SEC nor any state securities regulatory agency has approved or disapproved of the transactions described in this proxy statement, including the merger, or determined if the information contained in this proxy statement is accurate or adequate. Any representation to the contrary is a criminal offense.

No Solicitation Where Prohibited

This proxy statement does not constitute the solicitation of a proxy in any jurisdiction to or from any person to whom or from whom it is unlawful to make such proxy solicitation in that jurisdiction.

Sources of Information

We have supplied all information relating to the Company. Parent has supplied, and we have not independently verified, all of the information relating to Parent and Merger Sub.

Other Information Not Authorized by Asensus

We have not authorized anyone to provide any information other than that which is contained or incorporated by reference in this proxy statement. We have not authorized any other person to provide you with different or additional information and we take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. Further, you should not assume that the information contained or incorporated by reference in this proxy statement, or in any document incorporated by reference is accurate as of any date other than the respective dates thereof.

For your convenience, we have included certain website addresses and other contact information in this proxy statement. However, information obtained from those websites or contacts is not part of this proxy statement (except for any particular documents specifically incorporated by reference into this proxy statement, as set forth under “Where You Can Find More Information — Incorporation by Reference” on page 82).

Subsequent Developments

This proxy statement is dated July 5, 2024. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders does not and will not create any implication to the contrary. Our business, financial condition, results of operations and prospects may have changed since those dates.

We may (and in certain limited circumstances may be legally required to) update this proxy statement prior to the special meeting, including by filing documents with the SEC for incorporation by reference into this proxy statement without delivering them to our stockholders. Therefore, you should monitor and review our SEC filings until the special meeting is completed. However, although we may update this proxy statement, we undertake no duty to do so except as otherwise expressly required by law.

Context for Assertions Embodied in Agreements

The merger agreement and other agreements are being included or incorporated by reference into this proxy statement only to provide our stockholders with information regarding their respective terms, and not to provide investors with any other factual information regarding the parties, their affiliates, or their respective businesses. In particular, you should not rely on the assertions embodied in the representations, warranties, and covenants contained in these agreements, or any descriptions of them, as characterizations of any actual state of facts. The representations, warranties, and covenants in each of these agreements (1) were made only for purposes of that agreement and solely for the benefit of the parties to that agreement (and not for the benefit of our stockholders), (2) were made only as of specified dates and do not reflect subsequent information, (3) are subject to limitations agreed upon by the parties to such agreement, including in certain cases being subject to confidential disclosure schedules that modify, qualify, and create exceptions to such representations, warranties, and covenants, (4) may also be subject to a contractual standard of materiality different from that generally applicable under federal securities laws, and (5) have been made for the purposes of allocating contractual risk between the Company, Parent and Merger Sub instead of establishing matters of fact. Stockholders are not third-party beneficiaries under the merger agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent or Merger Sub or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the merger agreement. In addition, you should not rely on the covenants in the merger agreement as actual limitations on the respective businesses of the Company, Parent and Merger Sub, because the parties may take certain actions that are either expressly permitted in the confidential disclosure schedule to the merger agreement or as otherwise consented to by the appropriate party, which consent may be given without prior notice to the public.

Forward-Looking Statements

This proxy statement contains a variety of forward-looking statements, which are subject to a number of risks and uncertainties. We caution you not to place undue reliance on forward-looking statements. See “Preface — Forward-Looking Statements” on page 1.

WHERE YOU CAN FIND MORE INFORMATION

Incorporation by Reference

The SEC allows us to “incorporate by reference” into this document the information we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this document, and later information that we file with the SEC will update and supersede that information. Information in documents that is deemed, in accordance with SEC rules, to be furnished and not filed will not be deemed to be incorporated by reference into this document. These documents contain important information about the Company and our financial condition.

We incorporate by reference (1) the documents listed below and (2) any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act from the date of this document to the date of the special meeting (including any adjournment or postponement thereof). We are not, however, incorporating by reference any documents or portions thereof that are not deemed “filed” with the SEC, including any information furnished pursuant to Items 2.01 or 7.01 of Form 8-K.

●	Our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on March 21, 2024, as amended by the Form 10-K/A filed with the SEC on April 29, 2024;

●	Our Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, filed with the SEC on May 14, 2024; and

●

Our Current Reports on Form 8-K filed with the SEC on January 4, 2024 (Items 8.01 and 9.01), April 3, 2024 (Items 1.01, 2.03, 3.03, 8.01 and 9.01), May 15, 2024 (Item 5.08), and June 7, 2024 (Items 1.01, 8.01 and 9.01).

The documents incorporated by reference into this proxy statement are available to you as described below under “Obtaining Copies.”

Obtaining Copies

Obtaining Copies from the SEC

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public through the internet at the SEC’s web site at www.sec.gov.

Obtaining Copies from Asensus

We also make available a copy of our SEC reports, without charge, on the investor portion of our website at www.asensus.com as soon as reasonably practicable after we file the reports electronically with the SEC. The information included on our website is not incorporated by reference into this proxy statement.

In addition, you may obtain a copy of the reports, without charge, by writing or telephoning us at: Asensus Surgical, Inc., 1 TW Alexander Drive, Suite 160, Durham, North Carolina 27703, Attn: Corporate Secretary. In order to ensure timely delivery of such documents before the special meeting, any such request should be made promptly to us and in any event no later than July 31, 2024. We undertake to send any information so requested (other than exhibits to incorporated documents that are not themselves specifically incorporated by reference into such document) by first class mail or another equally prompt means within one business day of receiving your request.

Appendix A

AGREEMENT AND PLAN OF MERGER

by and among

KARL STORZ ENDOSCOPY – AMERICA, Inc.

KARL STORZ CALIFORNIA INC.

and

ASENSUS SURGICAL, INC.

Dated as of June 6, 2024

Page
Number

9.9.	Service of Process	66
9.10.	Rules of Construction	66
9.11.	Specific Performance	67
9.12.	No Waiver; Remedies Cumulative	67
9.13.	Waiver of Jury Trial	67

Annexes

Annex I	Definitions
Annex II	Form of Certificate of Incorporation of the Surviving Corporation

AGREEMENT AND PLAN OF MERGER

PREAMBLE

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of June 6, 2024, is by and among KARL STORZ Endoscopy-America, Inc., a California corporation (“Parent”), Karl Storz California Inc., a California corporation and a wholly owned Subsidiary of Parent (“Merger Sub”), and Asensus Surgical, Inc. (the “Company”), a Delaware corporation.

RECITALS

WHEREAS, each of the board of directors of Parent, Merger Sub and the Company has approved this Agreement and the transactions contemplated hereby, including the merger of Merger Sub with and into the Company, with the Company being the surviving corporation (the “Merger”) in accordance with the Delaware General Corporation Law (“DGCL”) on the terms and subject to the conditions set forth in this Agreement;

WHEREAS, the Board of Directors of the Company (the “Company Board of Directors”) has (i) determined that the Merger and the transactions contemplated hereby are advisable, fair to and in the best interests of the Company and the Company’s stockholders; (ii) approved and declared it advisable to enter into this Agreement; (iii) directed that the adoption of this Agreement be submitted to a vote of the Company’s stockholders at the Stockholders Meeting (as defined below); and (iv) subject to the terms and conditions of this Agreement, resolved to recommend that the Company’s stockholders approve the adoption of this Agreement and approve the Merger on the terms and subject to the conditions set forth herein (the “Company Board Recommendation”);

WHEREAS, the board of directors of Merger Sub has approved this Agreement and the transactions contemplated hereby; and

WHEREAS, the Company, Parent and Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with the Merger and the other transactions contemplated hereby.

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1- THE MERGER

1.1.         The Merger.

(a)    On the terms and subject to the conditions of this Agreement, at the Effective Time, the Company and Merger Sub will consummate the Merger in accordance with the DGCL, such that, at the Effective Time, (i) Merger Sub will be merged with and into the Company, and the separate corporate existence of Merger Sub will thereupon cease, (ii) the Company will be the successor or surviving corporation in the Merger and will continue to be governed by the Laws of the State of Delaware, (iii) the corporate existence of the Company with all of its rights, privileges, powers and franchises will continue and (iv) the Company will succeed to and assume all the rights and obligations of Merger Sub. The corporation surviving the Merger is sometimes referred to as the “Surviving Corporation.” The Merger will have the effects set forth in the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of the Company and Merger Sub will be vested in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub will be the debts, liabilities and duties of the Surviving Corporation, including, without limitation, those liabilities set forth in Section 1.1(a) of the Company Disclosure Letter.

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(b)    At the Effective Time, the certificate of incorporation of the Company will, by virtue of the Merger, be amended and restated in its entirety to be as set forth in Annex II and, as so amended, will be the certificate of incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable Law. The name of the Surviving Corporation will be Asensus Surgical, Inc.

(c)    At the Effective Time, and without any further action on the part of the Company or Merger Sub, the bylaws of the Company will be amended and restated in their entirety to be identical to the bylaws of Merger Sub as in effect immediately prior to the Effective Time, except that all references therein to Merger Sub will be deemed to be references to the Surviving Corporation, and, as so amended, will be the bylaws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable Law.

1.2.       Effective Time. Parent, Merger Sub and the Company will cause a certificate of merger (the “Certificate of Merger”) to be executed and filed on the Closing Date (or on such other date as Parent and the Company may agree) with the Secretary of State of the State of Delaware as provided in the DGCL. The Merger will become effective on the time and date on which the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware or such later time and date as is specified in the Certificate of Merger, such time referred to as the “Effective Time.”

1.3.        The Closing. On the terms and subject to the conditions of this Agreement and in accordance with the DGCL, the closing of the Merger (the “Closing”) will occur at 9:00 a.m. New York time on the second (2nd) Business Day after the satisfaction or waiver (to the extent permitted by applicable Law) of all of the conditions set forth in SECTION 7 (other than such conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at or prior to the Closing) (the date on which the Closing occurs, the “Closing Date”), by electronic exchange of deliverables, unless another date, time or place is agreed to in writing by the parties hereto.

1.4.       Directors and Officers of the Surviving Corporation. The directors of Merger Sub immediately prior to the Effective Time will, from and after the Effective Time, be the directors of the Surviving Corporation, and the officers of the Company immediately prior to the Effective Time will, from and after the Effective Time, be the officers of the Surviving Corporation, in each case, until their respective successors have been duly elected, designated or qualified, or until their earlier death, disqualification, resignation or removal in accordance with the Surviving Corporation’s certificate of incorporation and bylaws.

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1.5.       Subsequent Actions. At and after the Effective Time, the Merger will have the effects set forth in the DGCL. If at any time after the Effective Time the Surviving Corporation determines, in its sole discretion, that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right and title to, or interest in, any of the rights, properties or assets of either the Company or Merger Sub held or to be held by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, then the officers and directors of the Surviving Corporation will be authorized to execute and deliver, in the name and on behalf of either the Company or Merger Sub, all such deeds, bills of sale, instruments of conveyance, assignments and assurances and to take and do, in the name and on behalf of each such corporation or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm all right and title to, or interest in, such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Agreement.

SECTION 2- CONVERSION OF SECURITIES

2.1.       Conversion of Capital Stock. As of the Effective Time, by virtue of the Merger and without any action on the part of the holders of any shares of common stock of the Company, par value $0.001 per share (the “Shares”), or any shares of common stock, par value $0.001 per share, of Merger Sub (“Merger Sub Common Stock”):

(a)    Merger Sub Common Stock. Each issued and outstanding share of Merger Sub Common Stock will be converted into and become one (1) fully paid and nonassessable share of common stock of the Surviving Corporation.

(b)    Cancellation of Treasury Stock and Parent-Owned Stock. All Shares that are owned by the Company as treasury stock and any Shares owned by Parent or Merger Sub will automatically be cancelled and retired and will cease to exist, and no consideration will be payable in exchange therefor.

(c)    Conversion of Shares. Each Share issued and outstanding immediately prior to the Effective Time (other than Shares to be cancelled in accordance with Section 2.1(b) and any Dissenting Shares) will be converted into the right to receive an amount in cash equal to $0.35 (the “Merger Consideration”). From and after the Effective Time, all such Shares will no longer be outstanding and will automatically be cancelled and retired and will cease to exist, and each holder of a certificate share (a “Certificate”) or book-entry share (a “Book-Entry Share”) representing any such Shares will cease to have any rights with respect thereto, except the right to receive the Merger Consideration therefor, without interest thereon, upon the surrender of such Certificate or transfer of such Book-Entry Share in accordance with Section 2.2.

2.2.        Exchange of Certificates.

(a)    Paying Agent. Parent will designate Continental Stock Transfer & Trust Company or another bank or trust company that is reasonably acceptable to the Company to act as agent for the holders of the Shares in connection with the Merger (the “Paying Agent”) and to receive the funds to which holders of the Shares will become entitled in accordance with Section 2.1(c). The agreement pursuant to which Parent shall appoint the Paying Agent shall be in form and substance reasonably acceptable to the Company. Parent will, or will cause the Surviving Corporation to provide to the Paying Agent on a timely basis, promptly after the Effective Time (and no later than the same day as the Effective Time occurs to the extent that the Effective Time is before 1:00 p.m. New York time, or else, the next Business Day) and as and when needed after the Effective Time, cash necessary to pay for the Shares converted in the Merger into the right to receive the Merger Consideration (the “Exchange Fund”). If the Exchange Fund is inadequate to pay the amounts to which holders of the Shares are entitled in accordance with Section 2.1(c), Parent will promptly deposit, or cause the Surviving Corporation promptly to deposit, additional cash with the Paying Agent sufficient to make all payments of Merger Consideration, and Parent and the Surviving Corporation will in any event be liable for payment thereof. The Paying Agent may invest the cash in the Exchange Fund as directed by Parent. Any interest and other income resulting from such investments will be paid to Parent.

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(b)    Exchange Procedures. Promptly after the Effective Time (but in no event later than five (5) Business Days thereafter), the Paying Agent will mail to each holder of record of a Certificate, which immediately prior to the Effective Time represented outstanding Shares, whose shares were converted in accordance with Section 2.1(c) into the right to receive the Merger Consideration (i) a letter of transmittal (which will specify that delivery will be effected, and risk of loss and title to the Certificate will pass, only upon delivery of the Certificate to the Paying Agent and will be in such form and have such other provisions as Parent may reasonably specify) and (ii) instructions for effecting the surrender of the Certificate in exchange for payment of the Merger Consideration. Upon surrender of a Certificate for cancellation to the Paying Agent or to such other agent or agents as may be appointed by Parent, together with such letter of transmittal, duly executed and properly completed and such other documents as may be reasonably requested by the Paying Agent, the holder of such Certificate will be entitled to receive in exchange therefor the Merger Consideration (such payments to be net of applicable Taxes withheld in accordance with Section 2.5) for each Share formerly represented by such Certificate, and the Certificate so surrendered will forthwith be cancelled. Until surrendered as contemplated by this Section 2.2, each Certificate will be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration in cash as contemplated by this Section 2.2, without interest thereon, and will not evidence any interest in, or any right to exercise the rights of a stockholder or other equity holder of, the Company or the Surviving Corporation. Notwithstanding anything to the contrary in this Agreement, any holder of Book-Entry Shares will not be required to deliver a Certificate or an executed letter of transmittal to the Paying Agent to receive the Merger Consideration that such holder is entitled to receive pursuant to this SECTION 2. In lieu thereof, each holder of record of one or more Book-Entry Shares whose Shares were converted into the Merger Consideration will upon receipt by the Paying Agent of such evidence, if any, as the Paying Agent may reasonably request, be entitled to receive, and Parent will cause the Paying Agent to pay, subject to any required withholding of Taxes, the Merger Consideration in respect of each such Share, and the Book-Entry Shares of such holder will forthwith be cancelled.

(c)    Transfer Taxes. If any payment in accordance with the Merger is to be made to a Person other than the Person in whose name the surrendered Certificate or Book-Entry Share is registered, it will be a condition of payment that (i) the Certificate or Book-Entry Shares surrendered will be properly endorsed or will be otherwise in proper form for transfer and (ii) the Person requesting such payment will have paid all transfer and other Taxes required by reason of the payment to a Person other than the registered holder of the Certificate or Book-Entry Share surrendered or will have established to the satisfaction of Parent that such Tax either has been paid or is not applicable. None of Parent, Merger Sub and the Surviving Corporation will have any liability for the transfer Taxes and other similar Taxes described in this Section 2.2(c) under any circumstances.

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(d)    Transfer Books; No Further Ownership Rights in Shares. At the Effective Time, the stock transfer books of the Company will be closed and, thereafter no further registration of transfers of Shares will be made on the records of the Company. From and after the Effective Time, the holders of Certificates or Book-Entry Shares evidencing ownership of Shares outstanding immediately prior to the Effective Time will cease to have any rights with respect to such Shares, except as otherwise provided for herein or by Law. If, after the Effective Time, Certificates or Book-Entry Shares are presented to the Surviving Corporation, then they will be cancelled and exchanged as provided in this SECTION 2.

(e)    Termination of Exchange Fund; No Liability. At any time following twelve (12)  months after the Effective Time, the Surviving Corporation will be entitled to require the Paying Agent to deliver to it any funds (including any interest received with respect thereto) made available to the Paying Agent and not disbursed (or for which disbursement is pending subject only to the Paying Agent’s routine administrative procedures) to holders of Certificates and Book-Entry Shares, and thereafter such holders will be entitled to look only to the Surviving Corporation (subject to abandoned property, escheat or other similar Laws) only as general creditors thereof with respect to the Merger Consideration payable upon due surrender of their Certificates or Book-Entry Shares, without any interest thereon. Nonetheless, none of Parent, the Surviving Corporation nor the Paying Agent will be liable to any holder of a Certificate or Book-Entry Share for Merger Consideration delivered to a public official in accordance with any applicable abandoned property, escheat or similar Law. Any amounts remaining unclaimed by such holders at such time at which such amounts would otherwise escheat to or become property of any Governmental Authority shall become, to the extent permitted by applicable Law, the property of the Surviving Corporation or its designee, free and clear of all claims or interest of any Person previously entitled thereto.

(f)    Lost Certificates. If any Certificate will have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent or the Paying Agent, the posting by such Person of a bond in such amount as Parent or the Paying Agent may reasonably direct as indemnity against any claim that may be made against it or the Surviving Corporation with respect to such Certificate, the Paying Agent will deliver in exchange for such lost, stolen or destroyed Certificate the applicable Merger Consideration with respect thereto.

2.3.        Dissenting Shares.

(a)    Notwithstanding anything in this Agreement to the contrary, Shares outstanding immediately prior to the Effective Time and held by a holder who has complied with Section 262 of the DGCL with respect to such Shares (the “Dissenting Shares”) will not be converted into a right to receive the Merger Consideration, unless such holder fails to perfect or withdraws or otherwise loses his, her or its right to appraisal. From and after the Effective Time, a stockholder who has properly exercised such appraisal rights will not have any rights of a stockholder of the Company or the Surviving Corporation with respect to such Shares, except those provided in accordance with Section 262 of the DGCL. A holder of Dissenting Shares will be entitled to receive payment of the appraised value of such Shares held by him, her or it in accordance with Section 262 of the DGCL, unless, after the Effective Time, such holder fails to perfect or withdraws or otherwise loses his, her or its right to appraisal, in which case such Shares will be converted into and represent only the right to receive the Merger Consideration, without interest thereon, upon surrender of the Certificates or Book-Entry Shares, in accordance with Section 2.2.

(b)    The Company will give Parent (i) prompt written notice of any written demands for appraisal (including copies of such demands), attempted withdrawals of such demands and any other communications received by the Company relating to rights of appraisal and (ii) the opportunity to participate in all negotiations and proceedings with respect to demands for appraisal. Except with the prior written consent of Parent, the Company will not voluntarily make any payment with respect to any demands for appraisal or settle or offer to settle any such demands for appraisal.

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2.4.        Company Incentive Plans.

(a)    As of the Effective Time, each option to purchase Shares (each, a “Company Option”) granted by the Company under each of the Company’s Amended and Restated Incentive Compensation Plan, the TransEnterix, Inc. 2006 Stock Plan, the Rampertab Employment Inducement Performance Restricted Stock Unit Award Agreement, the Rampertab Employment Inducement Restricted Stock Award Agreement and the Rampertab Employment Inducement Stock Option Award Agreement (collectively, the “Company Incentive Plans”) that is outstanding as of immediately prior to the Effective Time, whether or not then vested, will be cancelled and will immediately cease to be outstanding, without any payment with respect to such Company Option or cancellation thereof except as provided in the following sentences. In full satisfaction of the cancellation of each Vested Option, Parent will cause the Surviving Corporation, as soon as reasonably practicable following the Effective Time (and no later than the second payroll date after the Effective Time in the United States and the first payroll date after the Effective Time for employees outside of the United States), to pay, in accordance with the general payroll practices of the Surviving Corporation, to the holder of such Vested Option, an amount in cash in respect thereof equal to the product of (i) the excess, if any, of (A) the Merger Consideration over (B) the per share exercise price for such Vested Option, and (ii) the total number of Shares underlying such Vested Option, less applicable Tax withholdings. For the avoidance of doubt, no consideration will be paid with respect to any Company Option that has a per-share exercise price that is greater than, or equal to, the Merger Consideration. At the Effective Time, each Company Option that is subject to a vesting schedule (“Unvested Option”) shall be canceled and converted into the conditional right to receive an amount in cash (an “Unvested Cash Option Award”) equal to the product of (1) the excess, if any, of (x) the Merger Consideration over (y) the per share exercise price for such Unvested Option, and (2) the total number of Shares underlying such Unvested Option, less applicable Tax withholdings, subject to the same vesting schedule and other terms and conditions set forth in the applicable documents (including any applicable Company Incentive Plan and option agreement or other document evidencing such Unvested Option) immediately prior to the Effective Time, except for terms rendered inoperative by reason of the transactions contemplated by this Agreement or for such other administrative or ministerial changes made in connection with the administration of such Unvested Cash Option Awards following the Effective Time. With respect to each Unvested Cash Option Award, Parent shall cause the Surviving Corporation to pay the holder the applicable amount in the first payroll immediately following the applicable vesting date of such Unvested Cash Option Award. As of the Effective Time, no Person will retain any rights with respect to any previously outstanding Company Options other than the rights of a holder to receive any payment contemplated by this Section 2.4(a).

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(b)    As of the Effective Time, each restricted stock unit that is and was granted by the Company subject to time-based vesting only (each, a “Company RSU”) that is unvested and outstanding as of immediately prior to the Effective Time will be cancelled and will immediately cease to be outstanding, without any payment with respect to such Company RSU or cancellation thereof except as provided in the following sentences. In full satisfaction of the cancellation of each Vested RSU, Parent will cause the Surviving Corporation, as soon as reasonably practicable following the Effective Time (and no later than the second payroll date after the Effective Time in the United States and the first payroll date after the Effective Time for employees outside of the United States), to pay, in accordance with the general payroll practices of the Surviving Corporation, to the holder of such Vested RSU, an amount in cash in respect thereof equal to the product of (i) the Merger Consideration and (ii) the total number of Shares underlying such Vested RSU, less applicable Tax withholdings. At the Effective Time, each Company RSU that is subject to a vesting schedule (“Unvested RSU”) shall be converted into the conditional right to receive an amount in cash (an “Unvested Cash RSU Award”) equal to the product of (A) the total number of Shares underlying such Unvested RSU and (B) the Merger Consideration, less applicable Tax withholdings, subject to the same vesting schedule and other terms and conditions set forth in the applicable documents (including any applicable Company Incentive Plan and RSU agreement or other document evidencing such Unvested RSU) immediately prior to the Effective Time, except for terms rendered inoperative by reason of the transactions contemplated by this Agreement or for such other administrative or ministerial changes made in connection with the administration of such Unvested Cash RSU Awards following the Effective Time. With respect to each Unvested Cash RSU Award, Parent shall cause the Surviving Corporation to pay the holder the applicable amount in the first payroll immediately following the applicable vesting date of such Unvested Cash RSU Award. As of the Effective Time, no Person will retain any rights with respect to any previously outstanding Company RSUs other than the rights of a holder to receive any payment contemplated by this Section 2.4(b).

(c)    As of the Effective Time, each restricted stock unit that was granted by the Company subject to performance-based vesting conditions (each, a “Company PRSU”, and, together with the Company Options and Company RSUs, the “Company Incentive Plan Awards”) that is unvested and outstanding as of immediately prior to the Effective Time will be cancelled and will immediately cease to be outstanding, without any payment with respect to such Company PRSU or cancellation thereof except as provided in the following sentences. Each Company PRSU that is outstanding and no longer subject to performance-based vesting immediately prior to the Effective Time will vest as of and contingent upon the Effective Time (“Vested PRSU”). In full satisfaction of the cancellation of each Vested PRSU, Parent will cause the Surviving Corporation, as soon as reasonably practicable following the Effective Time (and no later than the second payroll date after the Effective Time in the United States and the first payroll date after the Effective Time for employees outside of the United States), to pay, in accordance with the general payroll practices of the Surviving Corporation, to the holder of such Vested PRSU, an amount in cash in respect thereof equal to the product of (i) the Merger Consideration and (ii) the total number of Shares underlying such Vested PRSU, less applicable Tax withholdings. At the Effective Time, each Company PRSU that is subject to a vesting schedule (“Unvested PRSU”) shall be converted into the conditional right to receive an amount in cash (an “Unvested Cash PRSU Award”) equal to the product of (A) the total number of Shares underlying such Unvested PRSU and (B) the Merger Consideration, less applicable Tax withholdings, subject to the same vesting schedule and other terms and conditions set forth in the applicable documents (including any applicable Company Incentive Plan and PRSU agreement or other document evidencing such Unvested PRSU) immediately prior to the Effective Time, including all performance-based vesting conditions, except for terms rendered inoperative by reason of the transactions contemplated by this Agreement or for such other administrative or ministerial changes made in connection with the administration of such Unvested Cash PRSU Awards following the Effective Time. With respect to each Unvested Cash PRSU Award, Parent shall cause the Surviving Corporation to determine satisfaction of the performance goals promptly following the end of the applicable performance period, and Parent shall cause the Surviving Corporation to pay the holder the applicable amount in the first payroll immediately following the applicable vesting date of such Unvested Cash PRSU Award. As of the Effective Time, no Person will retain any rights with respect to any previously outstanding Company PRSUs other than the rights of a holder to receive any payment contemplated by this Section 2.4(c).

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(d)    As of the Effective Time, the Company Incentive Plans will terminate and all rights under any other plan, program or arrangement providing for the issuance or grant of any other interest with respect to the capital stock of the Company or any Company Subsidiary will be cancelled. The Company will take, or cause to be taken, all actions necessary to effectuate this Section 2.4, including sending any requisite notices, obtaining any necessary resolutions of the Company Board of Directors or a committee thereof, and obtaining all consents necessary to cash out and cancel, as described in Sections 2.4(a), Section 2.4(b)and Section 2.4(c), all Company Options, Company RSUs and Company PRSUs so as to ensure that, after the Effective Time, no Person will have any rights under the Company Incentive Plans other than rights to receive the payments, if any, contemplated by Section 2.4(a), Section 2.4(b) or Section 2.4(c).

2.5.        Withholding. Each of Parent, Merger Sub and the Surviving Corporation and any other applicable withholding agent will be entitled to deduct and withhold, or cause the Paying Agent to deduct and withhold, from any amounts payable or otherwise deliverable in accordance with this Agreement or any ancillary agreement to any holder or former holder of Shares, or Company Incentive Plan Awards, in each case, directly or through an authorized payroll agent, such amounts as are required to be deducted or withheld therefrom in accordance with the Internal Revenue Code of 1986, as amended (the “Code”), or any other applicable federal, state, local or non-U.S. Tax Law. To the extent such amounts are so deducted or withheld, such amounts will be treated for all purposes under this Agreement and any other agreement as having been paid to the Person to whom such amounts would otherwise have been paid. Any amount so withheld will timely be remitted to the appropriate Governmental Authority. Notwithstanding anything to the contrary in this Agreement, any compensatory amounts payable pursuant to or as contemplated by this Agreement or any ancillary Agreement will be remitted by the applicable payer to the Company for payment through the Company’s or a Company Subsidiary’s payroll procedures in accordance with applicable Law.

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SECTION 3- REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except (a) as disclosed in the particular section or subsection of the Company Disclosure Letter referenced therein (it being understood and agreed that any information set forth in one section or subsection of the Company Disclosure Letter also will apply to each other section and subsection of this Agreement to which its applicability is reasonably apparent on its face from the text of the disclosure) or (b) other than with respect to Sections 3.1, 3.2, 3.3, 3.4 (except to the extent a Company Material Contract was filed as an exhibit to any of the Company SEC Documents) and 3.5, as disclosed in the Company SEC Documents filed or furnished with the Securities and Exchange Commission (the “SEC”) by the Company at least one (1) Business Day prior to the date of this Agreement (but, in each case, excluding any disclosure contained under the heading “Risk Factors” or in any “forward-looking statements” disclaimer or any other precautionary forward-looking statements or other forward-looking statements) and to the extent publicly available on the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”), the Company hereby represents and warrants to Parent and Merger Sub as follows:

3.1.        Organization; Qualification. The Company and each Company Subsidiary (i) is a legal entity duly incorporated or registered or organized and validly existing, (ii) in good standing under the Laws of the jurisdiction of its incorporation, formation or organization, as applicable, and (iii) has the requisite power and authority to conduct its business in the manner in which its business is currently being conducted and to own, lease and operate its properties and assets in the manner in which its properties and assets are currently owned, leased and operated. The Company and each Company Subsidiary is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the character or location of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing has not had, individually or in the aggregate, a Company Material Adverse Effect. True and correct copies of the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and Amended and Restated Bylaws (the “Bylaws”), each as amended and in effect as of the date of this Agreement, have been made available to Parent and are in full force and effect, and the Company is not in violation of any of the provisions thereof. The organizational or governing documents of each of the Company Subsidiaries are in full force and effect, and none of the Company Subsidiaries is in material violation of any of the respective provisions thereof.

3.2.        Capitalization; Subsidiaries.

(a)    As of the close of business on June 5, 2024 (the “Capitalization Date”), the authorized capital stock of the Company consisted of (i) 750,000,000 Shares, 272,445,340 of which were issued and outstanding and none of which were held by the Company as treasury stock and (ii) 25,000,000 shares of preferred stock of the Company, par value $0.01 per share (“Company Preferred Stock”), no shares of which were issued and outstanding. As of the close of business on the Capitalization Date, there were outstanding warrants to purchase 24,830,500 Shares, consisting of (A) outstanding warrants to purchase 23,809,424 Shares at an exercise price of $0.42 per Share (the “2023 Warrants”), each governed by the terms of those certain warrant agreements between the Company and holders of the 2023 Warrants (the “2023 Warrant Agreements”), (B) outstanding warrants to purchase 7,693 Shares at an exercise price of $13.00 per Share (the “Vendor Warrants”), and (C) outstanding warrants to purchase 1,013,383 Shares at an exercise price of $0.68 per Share (the “Series D Common Stock Warrants,” and, together with the 2023 Warrants and the Vendor Warrants, the “Company Warrants”), each governed by the terms of those certain warrant agreements between the Company and holders of Series D Common Stock Warrants (the “Series D Common Stock Warrant Agreements”). There are no other classes of capital stock of the Company and no bonds, debentures, notes or other Indebtedness or securities of the Company having the right to vote (or convertible into or exercisable for securities having the right to vote) on any matters on which holders of capital stock of the Company may vote authorized, issued or outstanding. As of the close of business on the Capitalization Date, there were (1) outstanding Company Options to purchase 15,886,489 Shares, (2) 14,144,316 outstanding Company RSUs, (3) 6,477,897 outstanding Company PRSUs at maximum performance and (4) 3,387,782 Shares reserved for future issuance under the Company Incentive Plan. Since the close of business on the Capitalization Date and except as disclosed in Section 3.2(a) of the Company Disclosure Letter, there has been no issuance or grant of any Shares, Company Preferred Stock or any other securities of the Company, other than any de minimis issuances of Shares or other securities in accordance with the exercise, vesting or settlement, as applicable, of any Company Incentive Plan Awards outstanding as of the close of business on the Capitalization Date in accordance with the Company Incentive Plan Awards and disclosed in Section 3.2(a) of the Company Disclosure Letter. Since the Capitalization Date through the date hereof, the Company has not issued any securities, including any options, equity or equity-based compensation, restricted stock, restricted stock units, performance stock units, warrants, convertible securities or other rights of any kind to acquire any of such securities.

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(b)    All of the issued and outstanding Shares have been, and all of the Shares that may be issued in accordance with any of the Company Incentive Plan Awards will be, when issued in accordance with the respective terms thereof, duly authorized and validly issued and are, or will be when issued, fully paid, non-assessable and free of preemptive rights. The Company has made available to Parent correct and complete copies of each Company Stock Plan and the forms of stock option and restricted stock unit agreements evidencing the Company Incentive Plan Awards, and with respect to the foregoing forms, other than differences with respect to the number of Shares covered thereby, the grant date, the exercise price, regular vesting schedule and expiration date applicable thereto, no such stock option or restricted stock unit agreement contains terms that are not consistent with, or in addition to, such forms.

(c)    Section 3.2(c) of the Company Disclosure Letter sets forth, as of the close of business on the Capitalization Date, each outstanding Company Incentive Plan Award and, to the extent applicable, (i) the name (or employee identification number) and country of residence (if outside the U.S.) of the holder thereof, (ii) the number of Shares issuable thereunder, (iii) the exercise price or strike price (if any) relating thereto, (iv) the grant date, (v) the applicable vesting or exercisability schedule, (vi) the amount vested (or exercisable) and outstanding and the amount unvested (or not exercisable) and outstanding and (vii) the Company Stock Plan in accordance with which the award was made. Each grant of a Company Option was duly authorized no later than the date on which the grant of such Company Option was by its terms to be effective (the “Company Option Grant Date”) by all necessary corporate action, including, as applicable, approval by the Company Board of Directors (or a duly constituted and authorized committee thereof or other authorized designee) and any required stockholder approval by the necessary number of votes or written consents. No Company Option has been granted with a per share exercise price less than the fair market value of a Share on the applicable Company Option Grant Date, and the Company has not granted any Company Options that are subject to Section 409A of the Code. Each grant of a Company Incentive Plan Award was made in accordance with, to the extent applicable, (A) the applicable Company Stock Plan, (B) all applicable securities Laws and any applicable listing and governance rules and regulations of the NYSE American, (C) the Code and (D) all other applicable Laws. The Company has the requisite power and authority, in accordance with the applicable Company Stock Plan, the applicable award agreements and any other applicable contract, to take the actions contemplated by Section 2.4 and the treatment of Company Incentive Plan Awards and described in Section 2.4, as of the Effective Time, will be binding on the holders of Company Incentive Plan Awards. All of the outstanding Shares have been issued pursuant to an effective registration statement filed in accordance with the federal securities Laws or an appropriate exemption therefrom. No Company Subsidiary owns any securities of the Company.

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(d)    As of the date of this Agreement, other than the Company Incentive Plan Awards and Company Warrants, there are no (i) existing options, warrants, calls, preemptive rights, subscriptions or other securities or rights, stock appreciation rights, restricted stock awards, restricted stock unit awards, convertible securities, agreements, arrangements or commitments of any kind obligating the Company or any Company Subsidiary to issue, transfer, register or sell, or cause to be issued, transferred, registered or sold, any shares of capital stock of, or other securities of, the Company or any Company Subsidiary or securities convertible into or exchangeable for such shares or other securities, or obligating the Company or any Company Subsidiary to grant, extend or enter into such options, warrants, calls, preemptive rights, subscriptions or other securities or rights, stock appreciation rights, restricted stock awards, restricted stock unit awards, convertible securities, agreements, arrangements or commitments, (ii) outstanding obligations of the Company or any Company Subsidiary to repurchase, redeem or otherwise acquire any securities of the Company or any Company Subsidiary, or any securities representing the right to purchase or otherwise receive any other securities of the Company or any Company Subsidiary, (iii) agreements with any Person to which the Company or any Company Subsidiary is bound by anything (A) restricting the transfer of the securities of the Company or any Company Subsidiary or (B) affecting the voting rights of securities of the Company or any Company Subsidiary (including stockholder agreements, voting trusts or similar agreements) or (iv) outstanding or authorized equity or equity-based compensation awards, including any equity appreciation rights, security-based performance units, “phantom” stock, profit-participation or other security rights issued by the Company or any Company Subsidiary, or other agreements, arrangements or commitments of any character (contingent or otherwise) to which the Company or any Company Subsidiary is bound, in each case, in accordance with which any Person is entitled to receive any payment from the Company or any Company Subsidiary based in whole or in part on the value of any securities of the Company or any Company Subsidiary. The Company has no “rights plan,” “rights agreement,” or “poison pill” in effect.

(e)    Each Company Subsidiary existing on the date of this Agreement is listed in Section 3.2(e) of the Company Disclosure Letter. The Company owns, beneficially and of record, directly or indirectly, all of the issued and outstanding company, partnership, corporate or similar (as applicable) ownership, voting or similar securities or interests in each such Subsidiary, free and clear of all Liens except for the Liens under the Secured Promissory Note, and all company, partnership, corporate or similar (as applicable) ownership, voting or similar securities or interests of each of the Company Subsidiaries are duly authorized and validly issued and are fully paid, non-assessable and free of preemptive rights. The Company has made available to Parent correct and complete copies of the currently effective corporate or other organizational documents for each Company Subsidiary. Except as set forth in Section 3.2(e) of the Company Disclosure Letter, other than investments in cash equivalents (and ownership by the Company or any Company Subsidiary of securities of any other Company Subsidiary), neither the Company nor any Company Subsidiary (i) owns directly or indirectly any securities or (ii) has any obligation or has made any commitment to acquire any securities of any Person or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any Person.

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(f)    All dividends or distributions on any securities of the Company or any Company Subsidiary that have been declared or authorized have been paid in full.

3.3.         Authority Relative to Agreement.

(a)    The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby, have been duly and validly authorized by all requisite action by the Company, and no other corporate action or proceeding on the part of the Company is necessary to authorize the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, other than the approval of the holders of a majority of the outstanding Shares entitled to vote on such matters at the Stockholders Meeting (the “Company Requisite Vote”). This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, affecting creditors’ rights and remedies generally and (ii) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any Proceeding therefor may be brought.

(b)    The Company Board of Directors has, by resolutions unanimously adopted by the Company Board of Directors, (i) determined that the Merger and the transactions contemplated hereby are advisable, fair to and in the best interests of the Company and the Company’s stockholders; (ii) approved and declared it advisable to enter into this Agreement; (iii) directed that the adoption of this Agreement be submitted to a vote of the Company’s stockholders at the Stockholders Meeting; and (iv) subject to the terms and conditions of this Agreement, resolved to make the Company Board Recommendation. As of the date of this Agreement, the Company Board Recommendation has not been amended, rescinded, or modified.

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3.4.        No Conflict; Required Filings and Consents.

(a)    Neither the execution and delivery of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby, nor compliance by the Company with this Agreement, will (i) violate any provision of the Certificate of Incorporation or Bylaws or the certificate of incorporation or bylaws (or equivalent organizational documents) of any Company Subsidiary, (ii) assuming compliance with and that the Consents, registrations, declarations, filings and notices referenced in Section 3.4(b) of the Company Disclosure Letter or in Section 3.4(b) below have been obtained or made, conflict with or violate any Law applicable to the Company or any Company Subsidiary or by which any property or asset of the Company or any Company Subsidiary is bound or affected or (iii) assuming compliance with and that the notices and consents referenced in Section 3.4(a) of the Company Disclosure Letter have been obtained or made, violate, conflict with or result in any breach of any provision of, or loss of any benefit, or constitute a default (with or without notice or lapse of time, or both) under, give rise to any right of termination, acceleration or cancellation of or require the Consent of, notice to or filing with any third Person in accordance with any contract to which the Company or any Company Subsidiary is a party (other than a Benefit Plan) or by which any property or asset of the Company or any Company Subsidiary is bound or affected, or result in the creation of a Lien, other than any Permitted Lien, upon any of the property or assets of the Company or any Company Subsidiary, other than, in the case of clauses (ii) and (iii) above, that has not had, and will not have, individually or in the aggregate, a Company Material Adverse Effect.

(b)    No consent, approval, license, permit, waiver, Order or authorization (a “Consent”) of, registration, declaration or filing with or notice to any Governmental Authority is required to be obtained or made by or with respect to the Company or any Company Subsidiary in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than (i) applicable requirements of and filings with the SEC in accordance with the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the “Exchange Act”) or the Securities Act, (ii) the filing of the Certificate of Merger with the Delaware Secretary of State, (iii) compliance with applicable rules and regulations of the NYSE American, (iv) the filings, consents and approvals listed in Section 3.4(b) of the Company Disclosure Letter, (v) as may be required pursuant to Antitrust Laws and Foreign Investment Laws, and (vi) such other Consents, registrations, declarations, filings or notices the failure of which to be obtained or made has not had, and will not have, individually or in the aggregate, a Company Material Adverse Effect.

(c)    The Company is not a Canadian business within the meaning given to that term in the Investment Canada Act.

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3.5.        Company SEC Documents; Financial Statements.

(a)    Since January 1, 2021 (the “Reference Date”), the Company has timely filed with, or furnished to, the SEC all registration statements, forms, reports, schedules, statements, exhibits and other documents (including exhibits, financial statements and schedules thereto and all other information incorporated therein and amendments and supplements thereto) required by it to be filed or furnished pursuant to the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”) (the “Company SEC Documents”). Correct and complete copies of all Company SEC Documents are publicly available on EDGAR. To the extent that any Company SEC Document filed (including by incorporation by reference) after the Reference Date available on EDGAR contains redactions in accordance with a request for confidential treatment or otherwise, the Company has made available to Parent the full text of all such Company SEC Documents that it has so filed or furnished with the SEC. As of its filing or furnishing date or, if amended prior to the date of this Agreement, as of the date of the last such amendment or superseding filing (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively), each Company SEC Document has complied in all material respects with the applicable requirements of the Exchange Act, the Securities Act and the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Documents. As of its filing date or, if amended or superseded by a subsequent filing prior to the date of this Agreement, as of the date of the last such amendment or superseding filing, each Company SEC Document filed pursuant to the Exchange Act did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Each Company SEC Document that is a registration statement, as amended or supplemented, if applicable, was filed in accordance with the Securities Act, and, as of the date such registration statement or amendment became effective, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein not misleading. As of the date of this Agreement, no amendments or modifications to the Company SEC Documents are required to be filed with, or furnished to, the SEC. All of the audited financial statements and unaudited interim financial statements of the Company included in the Company SEC Documents (i) have been derived from the accounting books and records of the Company and the Company Subsidiaries, (ii) comply in all material respects with the applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, (iii) have been prepared in accordance with generally accepted accounting principles in the United States, applied on a consistent basis (“GAAP”) during the periods involved (except as may be indicated in the notes thereto and except, in the case of the unaudited interim statements of the Company, as may be permitted in accordance with Form 10-Q, 8-K or any successor form under the Exchange Act) and (iv) fairly present in all material respects the financial position, the stockholders’ equity, the results of operations and the cash flows of the Company and its consolidated Subsidiaries, as applicable, as of the times and for the periods referenced therein (except as may be indicated in the notes thereto and subject, in the case of unaudited interim financial statements, to normal and recurring year-end adjustments, none of which, individually or in the aggregate, will be material). No Company Subsidiary is required to file or furnish any form, report or other document with the SEC. Section 3.5(a) of the Company Disclosure Letter sets forth all effective registration statements filed by the Company on Form S-3 or Form S-8 or otherwise relying on Rule 415 promulgated under the Securities Act.

(b)    Prior to the date of this Agreement, the Company has delivered or made available to Parent correct and complete copies of all comment letters from the SEC since the Reference Date through the date of this Agreement with respect to any of the Company SEC Documents, together with all written responses of the Company thereto to the extent such correspondence is not available on EDGAR. No comments in comment letters received from the SEC staff with respect to any of the Company SEC Documents remain outstanding or unresolved, and, to the Knowledge of the Company, none of the Company SEC Documents are subject to ongoing SEC review or investigation. The Company is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act and the applicable listing and governance rules and regulations of the NYSE American.

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(c)    The Company maintains a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) designed to provide reasonable assurance with respect to the reliability of the Company’s financial reporting and the preparation of financial statements for external purposes in conformity with GAAP, including policies that provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) access to assets is permitted only in accordance with management’s general or specific authorization and (iii) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has disclosed, based on the most recent evaluation of internal control over financial reporting prior to the date of this Agreement, to the Company’s independent auditors and the audit committee of the Company Board of Directors (and made available to Parent a summary of the important aspects of such disclosure, if any) (A) all “significant deficiencies” and “material weaknesses” (as such terms are defined in Auditing Standard No. 5 of the Public Company Accounting Oversight Board, as in effect on the date of this Agreement) in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. Since the Reference Date, the Company has not identified any material weaknesses in the design or operation of the Company’s internal control over financial reporting except as disclosed in the Company SEC Documents.

(d)    The Company maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) designed to ensure that all information required to be disclosed by the Company in the reports that it files or submits in accordance with the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions with respect to required disclosure and to make the certifications of the chief executive officer and chief financial officer of the Company required in accordance with the Exchange Act with respect to such reports.

(e)    As of the date of this Agreement, no SEC Proceedings are pending or threatened in writing, in each case, with respect to any accounting practices of the Company or any Company Subsidiary or any malfeasance by any director or executive officer of the Company or any Company Subsidiary. Since the Reference Date, no internal investigations with respect to accounting, auditing or revenue recognition have been conducted.

(f)    Each of the principal executive officer of the Company and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company, as applicable) has made all certifications required by Rule 13a-14 or 15d-14 promulgated under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act with respect to any applicable Company SEC Documents, and the statements contained in such certifications are correct and complete. “Principal executive officer” and “principal financial officer” have the meanings given to such terms in the Sarbanes-Oxley Act. The parties hereto agree that failure of the Company’s chief executive officer or chief financial officer to provide an unqualified certification in any certification required to be filed with any document filed with the SEC after the date of this Agreement will constitute an event that has a Company Material Adverse Effect. The Company does not have, and has not arranged any, outstanding “extensions of credit” to any current or former director or executive officer within the meaning of Section 402 of the Sarbanes-Oxley Act.

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(g)    Since the Reference Date, neither the Company nor any Company Subsidiary has received any written or, to the Knowledge of the Company, oral complaint, allegation, assertion or claim with respect to accounting, internal accounting controls, auditing practices, procedures, methodologies or methods of the Company or any Company Subsidiary, or unlawful accounting or auditing matters with respect to the Company or any Company Subsidiary.

(h)    Neither the Company nor any Company Subsidiary is a party to or bound by, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract (including any Contract or arrangement relating to any transaction or relationship between or among the Company and any Company Subsidiary, on the one hand, and any unconsolidated Affiliate, on the other hand), including any structured finance, special purpose or limited purpose entity or Person, or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K promulgated under the Securities Act), where the result, purpose or effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any Company Subsidiary in the Company SEC Documents (including any audited financial statements and unaudited interim financial statements of the Company included therein).

3.6.        Absence of Certain Changes or Events. Since March 31, 2024, through the date of this Agreement, (a) the respective businesses of the Company and each Company Subsidiary have been conducted in all material respects in the ordinary course of business consistent with past practice, other than discussions and negotiations related to this Agreement or other potential strategic transactions, and (b) the Company has not had a Company Material Adverse Effect and (c) neither the Company nor any Company Subsidiary has taken any action that, if taken without the consent of Parent after the date of this Agreement, would have constituted a breach of Section 5.1(b) (other than clause (N) solely with respect to the entry into or amendment of any Company Material Contract).

3.7.        No Undisclosed Liabilities. Other than liabilities or obligations (a) as (and to the extent) reflected or reserved against in the Company’s consolidated balance sheet as of March 31, 2024, included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 14, 2024, (b) incurred pursuant to the terms of this Agreement or (c) incurred in the ordinary course of business consistent with past practice since March 31, 2024, neither the Company nor any Company Subsidiary has any liability or obligation of any nature, whether or not accrued, contingent, absolute or otherwise and whether or not required to be reflected on a consolidated balance sheet of the Company (or the notes thereto) in accordance with GAAP.

3.8.        Litigation. As of the date of this Agreement, (a) no Proceeding is pending or, to the Knowledge of the Company, threatened against the Company or any Company Subsidiary or any asset or property of the Company or any Company Subsidiary, and (b) to the Knowledge of the Company, no Order is outstanding against, or involving, the Company or any Company Subsidiary or any asset or property of the Company or any Company Subsidiary that, in the case of each of clauses (a) and (b) above in this Section 3.8, (i) is, or would reasonably be expected to be, individually or in the aggregate, material to the Company and any Company Subsidiary, taken as a whole, or (ii) would reasonably be expected to, individually or in the aggregate, impair in any material respect the ability of the Company to perform its obligations in accordance with this Agreement or to consummate the Merger, or prevent or materially delay the consummation of any of the Merger and the other transactions contemplated hereby. Neither the Company nor any Company Subsidiary has any material Proceedings pending against any other Person.

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3.9.        Product Liability. To the Knowledge of the Company, there is no material design defect, nor any failure to warn, nor any breach of any guarantee, warranty, or indemnity with respect to any Company Products now or previously designed, tested, sold, manufactured, distributed or delivered by the Company or any Company Subsidiary. There are no claims or other Proceedings pending or threatened in writing alleging that the Company or any Company Subsidiary has any liability (whether in negligence, breach of warranty, strict liability, failure to warn, or otherwise) arising out of or relating to any claimed injury or damage to individuals or property as a result of the claimed ownership, possession, exposure to, or use of any Company Products.

3.10.      Permits; Compliance with Laws.

(a)    (i) The Company and each Company Subsidiary hold all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, exemptions, consents, certificates, approvals, product listings, registrations, clearances, Orders and other authorizations, including any supplements and amendments thereto, necessary for the Company and each Company Subsidiary to own, lease and operate their respective properties and assets in accordance with all Laws or to carry on their respective businesses in accordance with all Laws (the “Company Permits”) except where the failure to obtain or have any such Company Permit would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (ii) all such Company Permits are in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (iii) there has occurred no violation of, default (with or without notice or lapse of time or both) under, or event giving to others any right of termination, amendment or cancellation of, with or without notice or lapse of time or both, any Company Permit and (iv) no modification, suspension, cancellation, withdrawal or revocation thereof is pending or, to the Knowledge of the Company, threatened. The consummation of the transactions contemplated hereby, will not cause the revocation or cancellation of any Company Permit that is material to the Company.

(b)    The Company and each Company Subsidiary are, and have been since the Reference Date, in compliance with (i) all Laws and (ii) all Company Permits, except, for each of (i) and (ii), where any failure to be in such compliance (A) has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, and (B) would not reasonably be expected to, individually or in the aggregate, impair in any material respect the ability of the Company to perform its obligations in accordance with this Agreement or to consummate the Merger, or prevent or materially delay the consummation of any of the Merger and the other transactions contemplated hereby.

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(c)    Since the Reference Date, neither the Company nor any Company Subsidiary or, to the Knowledge of the Company, any of their respective directors, officers or employees, has received any written or, to the Knowledge of the Company, oral notification from a Governmental Authority or other Person asserting that the Company or any Company Subsidiary is, or is suspected of, alleged to be or under investigation for being, not in compliance with any Laws or Company Permits, except any such non-compliance that would not be reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect.

3.11.       Employee Benefit Plans.

(a)    Section 3.11(a) of the Company Disclosure Letter contains a correct and complete list of each material Benefit Plan. “Benefit Plan” means (i) each “employee pension benefit plan” (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) (“Pension Plans”), other than any Benefit Plans that are “multiemployer plans” (as such term is defined in Section 4001(a)(3) of ERISA) (the “Multiemployer Pension Plans”), (ii) each “employee welfare benefit plan” (as defined in Section 3(1) of ERISA) (whether or not subject to ERISA), (iii) each “employee benefit plan,” as defined in Section 3(3) of ERISA (whether or not subject to ERISA); and (iv) each other benefit plan, policy, program, agreement or arrangement, including but not limited to any bonus, commission, deferred compensation, severance, separation, vacation, paid time off, retention, change in control, transaction, tax gross-up, employment, offer letter, individual independent contractor or consulting, pension, profit-sharing, retirement, insurance, stock bonus, stock purchase, stock option, restricted stock, stock appreciation right, incentive, patent incentive or equity compensation or other equity or equity-based compensation, deferred compensation, welfare-benefit, or fringe benefit plan, program, policy, agreement, arrangement or practice sponsored, maintained, contributed to or required to be contributed to, by the Company or any Company Subsidiary or to which the Company or any Company Subsidiary is a party, for the benefit of any current or former employees, officers, directors, individual consultants or individual independent contractors of the Company or any Company Subsidiary (or their dependents or beneficiaries), or under which the Company or any Company Subsidiary has or can reasonably be expected to have any liability, contingent or otherwise. With respect to each material Benefit Plan, the Company has delivered or made available to Parent and Merger Sub correct and complete copies of, to the extent applicable, (A) the plan document (including all amendments thereto) or a written description if such Benefit Plan is not otherwise in writing; (B) the three (3) most recent annual reports on Form 5500 and all schedules thereto, (C) the most recent summary plan description and summary of material modifications, as well as all required employee communications, (D) each current trust agreement, insurance contract or policy, group annuity contract and any other funding arrangement documents relating to such Benefit Plan, (E) the most recent actuarial report, financial statement or valuation report, (F) a current Internal Revenue Service opinion or favorable determination letter, (G) all material correspondence to or from any Governmental Authority relating to such Benefit Plan for the three (3) most recent plan years and (H) all discrimination tests for each Benefit Plan for the three (3) most recent plan years. “ERISA Affiliate” means each trade or business, whether or not incorporated, that is, or has at any relevant time been, under common control, a member of the same controlled group or treated as a “single employer,” with the Company or any Company Subsidiary within the meaning of Section 4001 of ERISA or Section 414 of the Code. For the avoidance of doubt, the representations in Sections 3.11(b) through (e) and Section 3.11(j) will not apply to any Benefit Plan that is a Non-U.S. Benefit Plan.

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(b)    Each Benefit Plan is and has at all times been maintained, operated and administered in accordance with its terms and in compliance in all material respects with Law, including ERISA and the Code. Each Benefit Plan has been administered, maintained, and operated in all material respects in both documentary and operational compliance with Section 409A of the Code to the extent applicable.

(c)    Each Pension Plan intended to be “qualified” within the meaning of Section 401(a) of the Code has received a recent and currently effective determination letter or can rely on an opinion letter for a prototype plan from the Internal Revenue Service that such Pension Plan is so qualified and exempt from taxation in accordance with Sections 401(a) and 501(a) of the Code, and, to the Knowledge of the Company, no condition exists that would be expected to adversely affect such qualification or result in material liability to the Company.

(d)    None of the Benefit Plans is, and none of the Company, any Company Subsidiary or any ERISA Affiliate has, in the past six (6) years, sponsored, maintained, contributed to or had an obligation to contribute to or has had any liability, contingent or otherwise, with respect to, (i) a “single employer plan” (as such term is defined in Section 4001(a)(15) of ERISA) subject to Section 412 of the Code or Title IV of ERISA, (ii) a “multiple employer plan” or “multiple employer welfare arrangement” (as such terms are defined in ERISA), (iii) a welfare benefit fund (as such term is defined in Section 419 of the Code) or (iv) a Multiemployer Pension Plan. There are no material unpaid contributions due with respect to any Benefit Plan that are required to have been made in accordance with such Benefit Plan, any related insurance contract or any Law, and all material contributions due have been timely made, or to the extent not yet due, have been properly accrued on the applicable balance sheet in accordance with the applicable Benefit Plan and Law. There does not now exist, nor do any circumstances exist that would reasonably be expected to result in, any liability under Title IV of ERISA to the Company, any Company Subsidiary or, following the Effective Time, the Surviving Corporation.

(e)    Neither the Company nor any Company Subsidiary has engaged in a non-exempt “prohibited transaction” (as such term is defined in Section 406 of ERISA and Section 4975 of the Code) or breached any fiduciary duties with respect to any Benefit Plan that reasonably would be expected to subject the Company, Company Subsidiary or the Surviving Corporation to any material Tax or material penalty.

(f)    With respect to any Benefit Plan, there is no Proceeding pending or, to the Knowledge of the Company, threatened, with or by a current or former participant, employee, officer, director or other individual service provider of the Company, the Internal Revenue Service, the U.S. Department of Labor or any other Governmental Authority, other than routine claims for benefits, in each case, that would reasonably be expected to subject the Company, any Company Subsidiary or the Surviving Corporation to any material liability.

(g)    Except as set forth in Section 3.11(g) of the Company Disclosure Letter, neither the Company nor any Company Subsidiary has any obligation to provide any post-termination health or welfare benefits (whether or not insured) to current or former employees, officers, directors or individual service providers, except as specifically required by Part 6 of Title I of ERISA for which the covered Person pays the full premium cost of coverage.

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(h)    Except as otherwise provided in Section 3.2 or in Section 3.11(h) of the Company Disclosure Letter, neither the execution and delivery of this Agreement nor the consummation of the Merger or any of the other transactions contemplated hereby, either alone or in combination with any termination of employment or service (or other event or occurrence), could (i) entitle any current or former employee, officer, director or other individual service provider of the Company or any Company Subsidiary to any payment or benefit (or result in the funding of any such payment or benefit) or result in any forgiveness of Indebtedness with respect to any such Person, (ii) increase the amount of any compensation or other benefits otherwise payable by the Company or any Company Subsidiary, (iii) require a contribution or funding by the Company or any Company Subsidiary to a Benefit Plan or the transfer or setting aside of assets to fund any benefits under a Benefit Plan (except to the extent restricted by the term of the Benefit Plan or Law), (iv) result in the acceleration of the time of payment, funding or vesting of any compensation or other benefits, (v) limit or restrict the right to merge, amend, terminate or transfer the assets of any Benefit Plan following the Effective Time or (vi) result in the payment or provision of any amount that could individually or in combination with any other payment constitute an “excess parachute payment” within the meaning of Section 280G of the Code.

(i)    Except as set forth in Section 3.11(i) of the Company Disclosure Letter, no Person is entitled to any gross-up, make-whole, or other additional payment from the Company or any Company Subsidiary with respect to any Tax or interest or penalty related thereto, including in accordance with Sections 4999 or 409A of the Code.

(j)    Neither the Company, any Company Subsidiary nor any ERISA Affiliate has used the services or workers provided by third Person contract labor suppliers, temporary employees or “leased employees” (as that term is defined in Section 414(n) of the Code).

(k)    Each Non-U.S. Benefit Plan (i) if intended to qualify for special Tax treatment under applicable Law, satisfies all requirements to obtain such Tax treatment, (ii) if required to be funded, book-reserved or secured by an insurance policy, is funded, book-reserved, or secured by such an insurance policy, as applicable, based on reasonable and appropriate actuarial assumptions in accordance with applicable accounting principles and applicable Law, and (iii) has been maintained in compliance with applicable Law, in each case, in all material respects. Except as set forth in Section 3.11(k) of the Company Disclosure Letter, no Non-U.S. Benefit Plan is in the nature of a defined benefit pension plan.

3.12.      Labor Matters.

(a)    (i) No labor disruptions or organizing activities (including any strike, labor dispute, work slowdown, work stoppage, picketing or lockout) are pending or, to the Knowledge of the Company, threatened against or affecting the Company or any Company Subsidiary, nor has any such disruption or activity occurred during the three (3) years prior to the date of this Agreement, (ii) neither the Company nor any Company Subsidiary is a party to, bound by (or otherwise subject to) or in the process of negotiating any labor, collective bargaining, works council or similar agreement (each, a “Labor Agreement”), (iii) none of the employees of the Company or any Company Subsidiary is represented by any labor union, works council, employee representative group or similar organization (each, a “Union”) with respect to his or her employment with the Company or any Company Subsidiary and (iv) no petition has been filed or Proceedings instituted by an employee or group of employees of the Company or any Company Subsidiary with any labor relations board or other Governmental Authority seeking recognition of any Union and no demand for recognition of any employees of the Company or any Company Subsidiary has been made by, or on behalf of, any Union. No notice, consent or consultation obligations with respect to any employees of Company or any Company Subsidiary, or any Union, will be a condition precedent to, or triggered by, the execution of this Agreement or the consummation of the transactions contemplated hereby.

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(b)    The Company and each Company Subsidiary are, and since the Reference Date have been, in compliance, in all material respects, with all applicable Laws relating to labor and employment matters, including fair employment practices, equal employment opportunity, disability rights, affirmative action, terms and conditions of employment, consultation with employees, immigration, wages, hours (including overtime and minimum wage requirements), compensation, workers’ compensation, unemployment insurance, classification of employees and individual independent contractors, employee leaves of absence, occupational safety and health, and collective or mass layoffs and plant closings. Neither the Company nor any Company Subsidiary has taken any action since the Reference Date, that would (i) constitute a “Mass Layoff” or “Plant Closing” within the meaning of the Worker Adjustment Retraining Notification Act of 1988, as amended (the “WARN Act”), or any similar state, local or foreign Law or (ii) otherwise trigger any liability or obligations under the WARN Act or any similar state, local or foreign Law.

(c)    There is not, and since the Reference Date there has been no, (i) material Proceeding pending or, to the Knowledge of the Company, threatened by or before any Governmental Authority with respect to the Company or any Company Subsidiary concerning employment-related matters or (ii) material Proceeding pending or, to the Knowledge of the Company, threatened against or affecting the Company or any Company Subsidiary brought by any current or former applicant, employee or independent contractor of the Company or any Company Subsidiary.

(d)    Except as set forth in Section 3.12(d) of the Company Disclosure Letter, no executive officer or, to the Knowledge of the Company, employee at the level of Vice President and above of the Company or any Company Subsidiary (i) is subject to any non-competition, non-solicitation, nondisclosure, confidentiality, employment, consulting or similar agreement with any other Person in conflict with the present and proposed business activities of the Company and each Company Subsidiary, except agreements between the Company or any Company Subsidiary or (ii) to the Knowledge of the Company, is in violation of any common law nondisclosure obligation or fiduciary duty relating to the ability of such individual to work for the Company or any Company Subsidiary or the use of trade secrets and proprietary information.

(e)    Except as set forth in Section 3.12(e) of the Company Disclosure Letter, all employees of the Company have provided appropriate documentation demonstrating their authorization to work in the jurisdiction in which they are working. Each Person who requires a visa, employment pass or other required permit to work in the jurisdiction in which he or she is working has produced a current visa, employment pass or such other required permit to the Company or the applicable Company Subsidiary.

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(f)    The Company has provided to Parent correct and complete information as to each individual (on a no-name basis): current job title, date of hire, location, status as active or inactive, whether such individual is on a time limited visa, base pay, bonus target, whether such position is full or part time, exempt or non-exempt classification (for U.S. employees) and leave status and expected return date for (i) all current employees of the Company and each Company Subsidiary, (ii) each other individual who has accepted an offer of employment made by the Company or any Company Subsidiary but whose employment has not yet commenced, and (iii) each other individual to whom an offer of employment is outstanding by the Company or any Company Subsidiary.

(g)    No current officer, director or employee of the Company or any Company Subsidiary at the level of Vice President or above or group of employees of the Company or any Company Subsidiary (i) to the Knowledge of the Company, has given notice of termination of employment or otherwise disclosed plans to terminate his or her employment with the Company or any Company Subsidiary within the twelve (12) month period following the date of this Agreement, or (ii) has been the subject of any workplace sexual harassment, sexual assault, sexual discrimination or other misconduct allegations in connection with his or her employment with the Company or any Company Subsidiary.

3.13.      Taxes.

(a)    Except as set forth in Section 3.13(a) of the Company Disclosure Letter, the Company and each Company Subsidiary have (i) duly and timely filed, or caused to be duly and timely filed (taking into account any extension of time within which to file), all income and other material Tax Returns required to be filed by any of them, and all such filed Tax Returns (taking into account all amendments thereto) are correct and complete in all material respects and (ii) paid all income and other material Taxes due and owing (whether or not shown on such Tax Returns).

(b)    The unpaid Taxes of the Company and each Company Subsidiary did not, as of the date of their most recent consolidated financial statements, materially exceed the reserve or accrual for Tax liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth in the face of such consolidated financial statements (rather than in any notes thereto). The Company and each Company Subsidiary have not since the date of their most recent consolidated financial statements incurred any material liability for Taxes other than in the ordinary course of business.

(c)    Since the most recent consolidated financial statements of the Company and each Company Subsidiary and prior to the date of this Agreement, the Company and each Company Subsidiary has not (A) made, revoked or changed any Tax election, except for elections made in the ordinary course of business, (B) surrendered any claim for a refund, (C) entered into any closing agreement, (D) filed any amended Tax Return, (E) settled or compromised any Tax liability or any Tax audit or proceeding, (F) requested or consented to any extension or waiver of the limitation period applicable to any Tax claim or assessment (other than pursuant to customary automatic extensions of the due date to file a Tax Return obtained in the ordinary course of business), (G) knowingly failed to pay Taxes, or (H) incurred Taxes outside of the ordinary course of business.

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(d)    There are no pending, ongoing or, to the Knowledge of the Company, threatened, audits, examinations, investigations or other Proceedings by any Governmental Authority with respect to Taxes of or with respect to the Company or any Company Subsidiary. No deficiencies for Taxes have been claimed, proposed, assessed or, to the Knowledge of the Company, threatened, against the Company or any Company Subsidiary by any Governmental Authority that have not been fully paid, settled or withdrawn. Neither the Company nor any Company Subsidiary has waived any statute of limitations with respect to material Taxes or agreed to or is the beneficiary of any extension of time with respect to any material Tax assessment, deficiency or collection, which waiver or extension currently remains in effect. Since the Reference Date, neither the Company nor any Company Subsidiary has received a written claim from any Governmental Authority in a jurisdiction where the Company or any Company Subsidiary does not currently file a Tax Return that it is or may be subject to taxation by or required to file Tax Returns in that jurisdiction.

(e)    All material Taxes that the Company or any Company Subsidiary is or was required by Law to withhold or collect have been duly and timely withheld or collected, and have been duly and timely paid to the proper Governmental Authority or other proper Person or properly set aside in accounts for this purpose. The Company and each Company Subsidiary has complied in all material respects with the reporting and recordkeeping requirements associated with such withholding and collection.

(f)    There are no Tax rulings, requests for rulings, applications for change in accounting methods or closing agreements with respect to material Taxes of the Company or of any Company Subsidiary that will remain in effect or apply for any period after the Effective Time.

(g)    Neither the Company nor any Company Subsidiary will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Effective Time as a result of (i) any installment sale or open transaction disposition made prior to the Effective Time, (ii) any prepaid amount received or deferred revenue accrued on or prior to the Effective Time, (iii) an election under Section 965(h) of the Code, (iv) change in or use of an improper method of accounting for a taxable period ending on or prior to the Effective and made prior to the Effective Time, or (v) closing agreement under Section 7121 of the Code (or any similar provision of state, local or non-U.S. Tax Law) entered into prior to the Closing Date. Neither the Company nor any Company Subsidiary has any excess loss account described in Treasury Regulations in accordance with Section 1502 of the Code (or any corresponding provision of state, local or foreign Tax Law).

(h)    Neither the Company nor any Company Subsidiary has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is the Company or any Company Subsidiary), and neither the Company nor any Company Subsidiary has any liability for Taxes of any other Person (other than Taxes of the Company or any Company Subsidiary) in accordance with Treasury Regulation Section 1.1502-6 (or any similar provision of foreign, state or local Law), as a transferee or successor, by Contract (other than any ordinary course commercial agreement, the principal subject matter of which is not Taxes). No act or transaction has been effected in consequence of which the Company or any Company Subsidiary are liable for any Tax primarily chargeable against some other Person.

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(i)    Neither the Company nor any Company Subsidiary is a party to or is bound by any Tax sharing, Tax allocation or Tax indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among the Company and any Company Subsidiary or customary commercial Contracts entered into in the ordinary course of business, the principal subject matter of which is not Taxes) that will not be terminated on or before the Closing Date without any future liability to the Company or any Company Subsidiary.

(j)    There are no Liens for Taxes on any of the assets of the Company or any Company Subsidiary, other than those described in clause (a) of the definition of “Permitted Lien.”

(k)    Neither the Company nor any Company Subsidiary has participated in or been a party to a transaction that, as of the date of this Agreement, constitutes a “listed transaction” within the meaning of Section 6707A(c)(2) of the Code or Treasury Regulation Section 1.6011-4(b)(2) or any similar transaction requiring disclosure in accordance with a corresponding provision of state, local or foreign Law.

(l)    Neither the Company nor any Company Subsidiary has been a party to any transaction intended to qualify under Section 355 of the Code (or any similar provision of state, local or foreign Law) during the past five years.

3.14.      Material Contracts.

(a)     Section 3.14(a) of the Company Disclosure Letter sets forth a complete and correct list, as of the date of this Agreement, of each Company Material Contract, a correct and complete copy of each of which, together with all material amendments, waivers or other changes thereto, has been made available to Parent. “Company Material Contract” means any Contract to which the Company or any of Company Subsidiary is a party or to or by which any asset or property of the Company or any Company Subsidiary is bound or affected, other than a Benefit Plan, that:

(i)    is a Contract with a supplier, a distributor or a customer involving more than $250,000 in the past twelve (12) months or is expected to involve payment by the Company of more than $250,000 within twelve (12) months after the date of this Agreement;

(ii)    constitutes a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K promulgated under the Securities Act);

(iii)    is a joint venture, alliance, partnership, shareholder, development, co-development or similar profit-sharing Contract;

(iv)    is an agency, sales, marketing, commission, distribution, international or domestic sales representative or similar Contract involving more than $250,000 in the past twelve (12) months or expected to involve more than $250,000 within twelve (12) months of the date of this Agreement;

(v)    is a Contract (other than those solely between or among the Company and any wholly owned Company Subsidiary) relating to Indebtedness in excess of $1,000,000 of the Company or any Company Subsidiary (whether outstanding or as may be incurred);

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(vi)    is a Contract (other than those solely between or among the Company and any wholly owned Company Subsidiary) relating to Indebtedness of a third Person owed to the Company or any Company Subsidiary in excess of $250,000;

(vii)    creates future payment obligations, including settlement agreements, in excess of $1,000,000, or creates or could create a Lien (other than a Permitted Lien) on any asset of the Company or any Company Subsidiary, or restricts the payment of dividends;

(viii)    is a Contract under which the Company or any Company Subsidiary has granted any Person registration rights (including demand and piggy-back registration rights) that have not been fulfilled by the filing and maintenance of a resale registration statement;

(ix)    is a Contract containing a right of first refusal, right of first negotiation or right of first offer with respect to any equity interest or assets of the Company or any Company Subsidiary;

(x)    is a Contract that contains exclusivity obligations or otherwise materially limits the freedom or right of the Company or any Company Subsidiary to sell, distribute or manufacture any products or services for any Person;

(xi)    is a Contract with any Governmental Authority;

(xii)    is a non-competition Contract or any other Contract that materially limits, restricts or prohibits, or purports to limit, restrict or prohibit, individually or in the aggregate, (A) the manner or the localities in which any business of the Company and each Company Subsidiary is or could be conducted or (B) the lines or types of businesses that the Company or any Company Subsidiary conducts or has a right to conduct;

(xiii)    is a Contract relating to the acquisition or disposition of assets that contains financial covenants, indemnities or other payment obligations;

(xiv)    is an Intellectual Property Agreement;

(xv)    is a Contract that imposes any co-promotion or collaboration obligations with respect to any product or product candidate, which obligations are material to the Company and the Company Subsidiaries, taken as a whole;

(xvi)    is a hedging, derivative or similar Contract (including interest rate, currency or commodity swap agreements, cap agreements, collar agreements and any similar Contract designed to protect a Person against fluctuations in interest rates, currency exchange rates or commodity prices);

(xvii)    is a “single source” supply Contract;

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(xviii)    is a Contract addressing the employment or engagement of any individual with the Company or any Company Subsidiary at the Vice President level or above that is not terminable at-will or without cause (excluding Contracts with employees located in a jurisdiction that does not recognize at-will employment and that may be terminated with the minimum statutory severance upon notice of ninety (90) days or less);

(xix)    any Contract pursuant to which the Company or any Company Subsidiary has contingent obligations that upon satisfaction of certain conditions precedent will result in the payment by the Company or any Company Subsidiary of more than $250,000 in the aggregate over a twelve (12)-month period, in either milestone or contingent payments or royalties, upon (A) the achievement of regulatory or commercial milestones or (B) the receipt of revenue or income based on product sales;

(xx)    is a Contract which provides for a loan or advance of any amount to any employee of the Company or any temporary agency employee, consultant or other independent contractor of the Company or any Company Subsidiary, other than travel and similar advances to the Company’s employees in the ordinary course of business and consistent with past practice; or

(xxi)    is a Contract which provides for termination, acceleration of payment, enhanced severance benefits or any other special rights or obligations upon the occurrence of a change of control of the Company or any Company Subsidiary.

(b)    Neither the Company nor any Company Subsidiary is in breach of or default under (or, with the giving of notice or lapse of time or both, would be in default under), and has not taken any action resulting in the termination of, the acceleration of performance required by, or a right of termination or acceleration under, any Company Material Contract to which it is a party or by which it is bound. To the Knowledge of the Company, no other party to any Company Material Contract is in material breach of or material default (or, with the giving of notice or lapse of time or both, would be in default) under, and has not taken any action resulting in the termination of, the acceleration of performance required by, or a right of termination or acceleration under, any Company Material Contract. Each Company Material Contract is (i) a valid and binding obligation of the Company or any Company Subsidiary that is a party thereto, as applicable, and, to the Knowledge of the Company, the other parties thereto (provided, however, that (A) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, relating to creditors’ rights and remedies generally and (B) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any Proceeding therefor may be brought) and (ii) in full force and effect.

3.15.      Intellectual Property.

(a)    Section 3.15(a) of the Company Disclosure Letter sets forth a true and complete list as of the date hereof of all (i) registrations and applications for Patents, Trademarks, Copyrights and domain names and social media accounts and (ii) material unregistered Trademarks, in each case (i) and (ii), that are owned or purported to be owned by the Company or a Company Subsidiary. Section 3.15(a) of the Company Disclosure Letter also sets forth (x) a true and complete list as of the date hereof of all registrations and applications for Patents, Trademarks, and Copyrights exclusively licensed to the Company or a Company Subsidiary and (y) a true and complete list as of the date hereof of all registrations and applications for Patents, Trademarks, and Copyrights non-exclusively licensed to the Company or a Company Subsidiary and the Company or a Company Subsidiary controls prosecution thereof. Section 3.15(a) of the Company Disclosure Letter indicates for each item, as applicable, the record owner or assignee, application and registration number and applicable filing jurisdiction. The Intellectual Property required to be scheduled in Section 3.15(a) of the Company Disclosure Letter (the “Registered Company Intellectual Property”) is subsisting and, to the Knowledge of the Company, valid and enforceable, and except for such items denoted as “expired” in Section 3.15(a) of the Disclosure Letter, has not been abandoned or dedicated to the public or adjusted invalid or unenforceable.

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(b)    With respect to Registered Company Intellectual Property, the Company has taken reasonable steps to avoid revocation, cancellation or lapse adversely affecting the enforceability, use or priority of the Registered Company Intellectual Property, and all filings, payments and other actions required to be made or taken to maintain registration, prosecution and/or maintenance of Registered Company Intellectual Property in full force and effect have been made by the Company or a Company Subsidiary (or, to the Knowledge of the Company, by another Person) by the applicable deadline, including by payment when due of all maintenance fees and annuities and the filing of all necessary renewals, statements and certifications. With respect to Registered Company Intellectual Property, to the Knowledge of the Company, all duties of disclosure, candor and good faith have been complied with. With respect to the Registered Company Intellectual Property, to the Knowledge of the Company, all other procedural requirements have been complied with, including inventors having been properly identified on all Patents, all necessary affidavits of inventorship, ownership, use and continuing use and other filings having been timely made, and all necessary maintenance fees and other fees timely paid to file, prosecute, obtain and maintain in effect all such rights in all material respects. Assignment documents have been validly executed and filed with relevant Governmental Authorities as necessary to transfer to the Company or a Company Subsidiary title to any of the Company’s or the Company Subsidiary’s Registered Company Intellectual Property owned or purported to be owned by the Company or any Company Subsidiary and previously owned by a third party and to record such transfer. To the Knowledge of the Company, each of the Patents in the Registered Company Intellectual Property owned or purported to be owned by the Company or a Company Subsidiary and each of the Patents in the Registered Company Intellectual Property that is not owned or purported to be owned by the Company or a Company Subsidiary properly identifies each and every inventor of the claims thereof as determined in accordance with the laws of the jurisdiction in which such Patent was issued or such Patent application is pending. The named inventors of each of the Patents in the Registered Company Intellectual Property owned or purported to be owned by the Company or a Company Subsidiary have assigned such Patents to the Company or Company Subsidiary, respectively.

(c)    To the Knowledge of the Company, the conduct of the business of the Company and the Company Subsidiaries (including the use, sale, offer for sale, manufacture, import or other exploitation of Company Products) does not infringe, misappropriate, dilute or otherwise violate, and since the Reference Date the conduct of the business of the Company and the Company Subsidiaries (including the use, sale, offer for sale, manufacture, import or other exploitation of Company Products) has not infringed, misappropriated, diluted or otherwise violated, the Intellectual Property of any Person. There is, and since the Reference Date there has been, no Proceeding pending or, to the Knowledge of the Company, threatened against the Company or any Company Subsidiary alleging such infringement, misappropriation, dilution or other violation (including by way of any claim that the Company or any of its Affiliates must license or refrain from using any Intellectual Property), or challenging the Company’s, the Company Subsidiaries’ or, to the Knowledge of the Company, any other Person’s ownership of any Company Intellectual Property or Company Technology (or the validity, enforceability, scope, duration or priority thereof). There are no pending indemnification claims related to Intellectual Property against the Company or any Company Subsidiary.

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(d)    To the Knowledge of the Company, no Person is infringing, misappropriating, diluting or violating any Company Intellectual Property or rights in Company Technology. There is, and since the Reference Date there has been, no pending Proceeding against or threatened against any Person by the Company or any Company Subsidiary (or to the Knowledge of the Company by any other Person) alleging infringement, misappropriation, dilution or other violation of Company Intellectual Property or rights in Company Technology. Since the Reference Date, neither the Company nor any Company Subsidiary has granted any covenant not to sue, release, or non-assertion to any Person with respect to any Company Intellectual Property or Company Technology.

(e)    The Company or a Company Subsidiary exclusively owns or has a valid right to use all Company Intellectual Property and Company Technology free and clear of any Liens other than Permitted Liens. Except as disclosed in Section 3.15(e) of the Company Disclosure Letter, and to the Knowledge of the Company, the Company and Company Subsidiaries own or have adequate rights to use all Technology and Intellectual Property used in connection with the business without any infringement, misappropriation or violation of the Intellectual Property of others. The Company and Company Subsidiaries will continue to own or have after the Closing, valid rights or licenses as are sufficient to use all of the Technology or Intellectual Property used by the Company and Company Subsidiaries to the same extent as prior to the Closing. The Company Intellectual Property constitutes all Intellectual Property necessary to operate the business of the Company or any Company Subsidiary as presently conducted or proposed to be conducted.

(f)    All prior art and information known to the Company and any Company Subsidiary and known by the Company to be material to the patentability of the Patents included in the Registered Company Intellectual Property has been disclosed to the relevant Governmental Authority during the prosecution of the Patents included in the Registered Company Intellectual Property in accordance with applicable Laws. Neither the Company nor any of the Company Subsidiaries nor, to the Knowledge of the Company, any other Person, has made any untrue statement of a material fact or fraudulent statement or omission to any applicable Governmental Authority regarding any pending or issued Patent claims included in the Registered Company Intellectual Property.

(g)    To the Knowledge of the Company, none of the activities of the employees of the Company or any Company Subsidiary violates any agreement or arrangement which any such employees have with former employers. All current and former employees and consultants who contributed to the discovery or development of any of the subject matter of any Company-Owned Intellectual Property or Company-Owned Technology did so either (i) within the scope of their employment such that, in accordance with applicable Law, all rights to such developed subject matter became the exclusive property of the Company or a Company Subsidiary or (ii) pursuant to written agreements presently assigning all rights to such developed subject matter to the Company or a Company Subsidiary.

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(h)    Assignment documents assigning to the Company or a Company Subsidiary all rights of such employees, contractors and consultants have been duly filed, or are in the process of being filed, in the United States Patent and Trademark Office for all United States patent applications (including patent applications filed under the Patent Cooperation Treaty) and patents owned or purported to be owned in whole or in part by the Company or any Company Subsidiary. Each current or former employee, contractor or consultant of the Company or any Company Subsidiary who has proprietary knowledge of or information relating to any material Trade Secrets of the Company or any Company Subsidiary has executed and delivered to the Company or the Company Subsidiary an agreement or agreements restricting such person’s right to use and disclose such Trade Secret of the Company or the Company Subsidiary. To the Knowledge of the Company, no party to a nondisclosure agreement with the Company or any Company Subsidiary is in material breach or default thereof.

(i)    The Company and each Company Subsidiary have taken reasonable steps to protect the confidentiality and value of all material Trade Secrets that are owned, used or held in confidence by the Company or any Company Subsidiary, including entering into licenses and contracts that require employees, licensees, contractors, and other persons with access to Trade Secrets to safeguard and maintain the secrecy and confidentiality of such Trade Secrets. No Trade Secret of the Company or any Company Subsidiary has been authorized to be disclosed or, to the Knowledge of the Company, disclosed to any third party in violation of confidentiality obligations to the Company or any Company Subsidiary.

(j)    No settlements, injunctions, forbearances to sue, consents, judgments, orders or similar obligations to which the Company or any Company Subsidiary is party: (i) restrict the use, exploitation, assertion or enforcement of any Company-Owned Intellectual Property or Company-Owned Technology anywhere in the world; (ii) restrict the conduct of the business of the Company, any Company Subsidiary or any of its respective employees as presently conducted and as contemplated to be conducted; or (iii) grant third parties any material or exclusive (including field- and territory-limited rights) rights under Company-Owned Intellectual Property or Company-Owned Technology. After giving effect to the Merger, no past or present director, officer, employee, consultant or independent contractor of the Company owns (or has any claim, or any right (whether or not currently exercisable) to any ownership interest, in or to) any Company-Owned Intellectual Property or Company-Owned Technology or, to the Knowledge of the Company, any other Company Intellectual Property or Company Technology.

(k)    Except as set forth in Section 3.15(k) of the Company Disclosure Letter, neither any government funding nor any government, academic or non-profit research facilities or personnel were used, directly or indirectly, to develop or create, in whole or in part, any of the Company-Owned Intellectual Property, or, to the Knowledge of the Company, any other Company Intellectual Property or Company Technology, in each case including any developer, inventor or other contributor operating under any grants from any Governmental Authority.

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(l)    Section 3.15(l) of the Company Disclosure Letter identifies all Open Source Material used or distributed by the Company or any Company Subsidiary. To the Knowledge of the Company, no Open Source Material is compiled together with, or is otherwise used by or incorporated into, any Company Product or Company Technology in a manner that requires any Company Product, Company Technology or portion thereof to be (i) disclosed or distributed in source code form, (ii) licensed by the Company or a Company Subsidiary for the purpose of making derivative works or (iii) redistributable at no charge by the Company or a Company Subsidiary.

(m)    For the Software included in the Company Products and Company Technology owned or purported to be owned by the Company or a Company Subsidiary, and except for Software incorporated by vendors as firmware in such vendors’ hardware components used in or as Company Products, (i) either the Company or one of its Company Subsidiaries has in its possession the source code for such Software in up-to-date, appropriately catalogued versions that are accessible by their employees, (ii) the Company or one of its Company Subsidiaries has in its possession documentation as reasonably necessary to enable competently skilled programmers and engineers to use, update and enhance such Software by readily using the existing source code and documentation and (iii) to the Knowledge of the Company, there has been no unauthorized theft, reverse engineering, decompiling, disassembling or other unauthorized disclosure of or access to the source code for such Software.

(n)    The Software included in the Company Products and Company Technology does not contain (i) any instructions, algorithms, computer code or other device or feature designed to disrupt, disable, prevent or harm in any manner the operation of any Software or hardware, including any lockout or similar license control functionality or (ii) any unauthorized instructions, algorithms, computer code or other device or feature (including any worm, bomb, backdoor, clock, timer, drop dead device, or other disabling device, code, design or routine) that maliciously causes or is intended to cause harm to any Software or hardware, including any such device or feature intended to (A) cause any Software or hardware to be erased, modified, damaged, or rendered inoperable or otherwise incapable of being used, as applicable, (B) replicate or propagate itself throughout other Software or hardware, (C) alter or usurp the normal operation of any Software or hardware, (D) search for and consume memory within a computer or system or (E) transmit data, in each case, either automatically, with the passage of time or upon command by any Person other than the proper user ((i)-(ii), “Malicious Code”).

(o)    The Company and the Company Subsidiaries (i) lawfully own, lease, or license all Computer Systems and (ii) will continue to have such rights immediately after the Closing in all material respects as conducted as of the date of this Agreement. Since the Reference Date, there has been no failure or other material substandard performance of any Computer System, in each case which has caused a material disruption to the Company or any Company Subsidiary. Neither the Company nor any Company Subsidiary is in breach of any of its contractual obligations or licenses relating to Computer Systems. Except as set forth in Section 3.15(o) of the Company Disclosure Letter, neither the Company nor any of its Company Subsidiaries has been subjected to an audit of any kind in connection with any license or other contractual obligation pursuant to which the Company or any Company Subsidiary holds rights to any third-party Software, nor has received any notice of intent to conduct any such audit. The Company and the Company Subsidiaries maintain commercially reasonable backup and data recovery, disaster recovery and business continuity plans, procedures, and facilities and test such plans and procedures on a regular basis, and such plans and procedures have been proven effective in all material respects upon such testing. To the Knowledge of the Company, the Company’s IT Systems do not contain any Malicious Code.

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(p)    The execution of, the delivery of, the consummation of the Merger contemplated by, and the performance of the Company’s and any Company Subsidiary’s obligations under, this Agreement will not result in any: (i) loss, encumbrance on, or impairment of any Company Intellectual Property, (ii) breach of any license agreement or creation on behalf of any third party the right to terminate or modify any agreement to which the Company or Company Subsidiary is a party and pursuant to which the Company or a Company Subsidiary is authorized or licensed to use any third party Intellectual Property, (iii) release, disclosure or delivery of any Company Intellectual Property or Company Technology by or to any escrow agent or other person or (iv) grant, assignment or transfer to any other person of any license or other right or interest under, to or in any of the under Company Intellectual Property or Company Technology.

3.16.       Real and Personal Property.

(a)    Neither the Company nor any Company Subsidiary owns any real property, or has owned any real property within the past five (5) years.

(b)    Section 3.16(b) of the Company Disclosure Letter sets forth a correct and complete list of each lease, sublease, license or similar use, co-working service and occupancy Contract (each, a “Lease”), in accordance with which the Company or any Company Subsidiary leases, subleases or otherwise uses or occupies any real property or obtains co-working services from or to any other Person (whether as a tenant or subtenant or in accordance with other occupancy or service arrangements) (the “Company Leased Real Property”) and the Company has provided a correct and complete copy of each such Lease, and all amendments thereto.

(c)    The Company and each Company Subsidiary, as applicable, have valid leasehold or sublease interests in all of the Company Leased Real Property, free and clear of all Liens, other than Permitted Liens. The Company and each Company Subsidiary enjoy peaceful and undisturbed possession under all of the Leases for any Company Leased Real Property in all material respects, and are using such Company Leased Real Property for the purposes permitted by the applicable Leases, which Company Leased Real Properties are in all material respects in good operating condition and repair and free from any material defects, reasonable wear and tear excepted.

(d)    Except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, the Company and each Company Subsidiary have good and marketable title to, or other comparable Contracts rights in, all of the tangible properties and assets that are used in and material to the operation of the business of the Company and each Company Subsidiary, free and clear of all Liens, other than Permitted Liens.

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(e)    Each Lease for any Company Leased Real Property is a valid and binding obligation of the Company or any Company Subsidiary that is a party thereto, as applicable, and to the Knowledge of the Company, the other parties thereto.

(f)    Neither the Company nor any Company Subsidiary has received any communication from, or delivered any communication to, any other party to a Lease for any Company Leased Real Property or any lender, alleging that the Company, any Company Subsidiary or such other party, as the case may be, is in material breach or violation of or default under such Lease.

(g)    To the Knowledge of the Company, no Person, other than the Company or any Company Subsidiary, possesses, uses or occupies all or any portion of any Company Leased Real Property. Neither the Company nor any Company Subsidiary is a party to any agreement, or has any outstanding right of first offer, right of first refusal or option with respect to the purchase or sale of any real property or interest therein. To the Knowledge of the Company, there are no pending Proceedings or Proceedings threatened in writing or otherwise pending to take all or any portion of the Company Leased Real Property or any interest therein by eminent domain or any condemnation proceeding (or the jurisdictional equivalent thereof) or any sale or disposition in lieu thereof.

3.17.       Environmental.

(a)    The Company and each Company Subsidiary have been and are in material compliance with all Environmental Laws, including possessing and materially complying with all material Company Permits required for their operations in accordance with Environmental Laws, which includes compliance with all Environmental Laws governing the registration or authorization of the use of Hazardous Materials in products;

(b)    No Proceeding against the Company or any Company Subsidiary relating to any Environmental Law is pending or threatened in writing. Neither the Company nor any Company Subsidiary has received written notice or a written request for information from any Person, including any Governmental Authority, alleging that the Company or any Company Subsidiary has been or is in actual or potential material violation of any Environmental Law or otherwise may be materially liable under any Environmental Law, the subject of which notice or request is unresolved. Neither the Company nor any Company Subsidiary is a party or subject to any Order under any Environmental Law;

(c)    No Hazardous Materials have been released at, on, under or from any location that have resulted in or are reasonably likely to result in an obligation for the Company or any Company Subsidiary to report, investigate, remediate or otherwise respond to such releases in accordance with Environmental Law or otherwise have resulted in or are reasonably likely to result in material liability to the Company or any Company Subsidiary under any Environmental Law;

(d)    Neither the Company nor any Company Subsidiary has entered into any written agreement or incurred any legal obligation that may require it to pay to, reimburse, or indemnify any other Person from or against material liabilities or costs in connection with any Environmental Law, or relating to the registration, labeling, generation, manufacture, use, transportation or disposal of or exposure to Hazardous Materials;

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(e)    No material capital improvements currently are required or planned to be undertaken at any of the Company Leased Real Property for the purpose of achieving or maintaining compliance with Environmental Laws or Company Permits issued pursuant to Environmental Laws; and

(f)    The Company has made available to Parent copies of all material environmental reports, studies, or audits reasonably in the possession of the Company which pertain to the environmental condition of any property currently or formerly owned, leased, or operated by the Company or any Company Subsidiary, or to the Company’s or any Company Subsidiary’s compliance with Environmental Law.

3.18.       Customers and Suppliers.

(a)    Section 3.18(a) of the Company Disclosure Letter sets forth the twenty (20) largest customers (by revenue) of the businesses of the Company and each Company Subsidiary (on a consolidated basis) during the twelve (12) months ended December 31, 2023. Since December 31, 2023, no such customer has canceled or otherwise terminated, or, to the Knowledge of the Company, threatened to cancel or otherwise terminate or adversely modify its relationship with the Company or any Company Subsidiary, or has decreased materially, or to the Knowledge of the Company, threatened to decrease materially, its relationship with the Company or any Company Subsidiary, except where such cancellation, termination or reduction would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(b)    Section 3.18(b) of the Company Disclosure Letter sets forth the twenty (20) largest suppliers (by cost) of the businesses of the Company and each Company Subsidiary (on a consolidated basis) during the twelve months ended December 31, 2023. Since December 31, 2023, no such supplier has canceled or otherwise terminated, or, to the Knowledge of the Company, threatened to cancel or otherwise terminate or adversely modify its relationship with the Company or any Company Subsidiary, or has decreased materially, or to the Knowledge of the Company, threatened to decrease materially, its relationship with the Company or any Company Subsidiary, except where such cancellation or termination would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

3.19.       Foreign Corrupt Practices Act; Anti-Corruption; Sanctions.

(a)    Since the Reference Date, neither the Company, nor any Company Subsidiary nor any of the Company’s or Company Subsidiary’s respective current or former officers, directors or employees nor, to the Knowledge of the Company, any Representative acting on behalf of the Company, has directly or indirectly provided, offered to provide, or attempted to provide a payment or anything of value to any Person, in violation of, to the extent applicable, the FCPA, the U.S. Travel Act, the U.K. Bribery Act 2010, Laws implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions or any other Law, rule or regulation relating to anti-corruption or anti-bribery (the “Anti-Corruption Laws”).

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(b)    Neither the Company, nor any Company Subsidiary, nor, to the Knowledge of the Company, any of the Company’s or any Company Subsidiary’s respective Representatives acting on behalf of the Company or any Company Subsidiary (i) is under external or internal investigation for (A) any violation of the Anti-Corruption Laws, (B) any alleged irregularity, misstatement or omission arising under or relating to any Contract between such Person and any Governmental Authority, or any instrumentality thereof or (C) any unlawful contribution, gift, bribe, rebate, payoff, influence payment, kickback or other payment or the provision of anything of value, directly or indirectly, to a Government Official, (ii) has received any notice or other communication (in writing or otherwise) from any Governmental Authority with respect to any actual, alleged or potential violation of, or failure to comply with, any Anti-Corruption Laws or (iii) is the subject of any internal complaint, audit or review process with respect to allegations of potential violation of the Anti-Corruption Laws.

(c)    The Company and each Company Subsidiary maintain a system or systems of internal controls reasonably designed to (i) ensure compliance with the Anti-Corruption Laws and (ii) prevent, detect and deter violations of the Anti-Corruption Laws.

(d)    Neither the Company, nor any Company Subsidiary, nor any director, officer or employee of any of the Company or any Company Subsidiary, (i) is a Sanctioned Person or (ii) has pending or threatened claims against it with respect to Sanctions.

(e)    Each of the Company and each Company Subsidiary and any director, officer or employee thereof (i) is in compliance with, and, since the Reference Date, has not violated, any Sanctions, (ii) has not engaged in any dealings or transactions (directly or knowingly indirectly) with or for the benefit of any Sanctioned Person, and (iii) has in place adequate controls and systems reasonably designed to ensure compliance with Laws pertaining to Sanctions in each of the jurisdictions in which the Company or any Company Subsidiary do or, in the past have done, business.

3.20.       Regulatory Compliance.

(a)    The businesses of each of the Company and each Company Subsidiary have been, since the Reference Date, conducted in compliance in all material respects with Healthcare Laws. Since the Reference Date, all products developed, tested, investigated, manufactured, stored, distributed, marketed, advertised, imported, exported, or sold by or on behalf of the Company and any Company Subsidiary that are subject to the jurisdiction of the FDA or any comparable Regulatory Authority have been and are being developed, tested, investigated, manufactured, stored, distributed, marketed, advertised, imported, exported, and sold in material compliance with all applicable Laws, including Healthcare Laws. Since the Reference Date, all applications, notifications, and submissions submitted to any Regulatory Authority in connection with any and all requests for a Regulatory Permit were when submitted believed in good faith to be true and correct in all material respects as of the date of submission and any necessary and required updates, changes, corrections, or modification to such submissions have been submitted to the applicable Regulatory Authority.

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(b)    Neither the Company nor any Company Subsidiary has conducted a preclinical or clinical trial since the Reference Date.

(c)    All manufacturing operations conducted by, or, to the Knowledge of the Company, for the benefit of, the Company or any Company Subsidiary with respect to a Company Product have been and are being conducted in accordance, in all material respects, with the FDA’s quality system regulation set forth at 21 C.F.R. Part 820 and comparable Healthcare Laws.

(d)    Except as set forth in Section 3.20(d) of the Company Disclosure Letter, since the Reference Date, no Company Product has been voluntarily or involuntarily seized, detained, withdrawn, recalled, suspended or subject to a suspension of manufacturing, and, to the Knowledge of the Company, there are no facts or circumstances reasonably likely to cause such an event.

(e)    All material reports, documents, claims, and notices required to be filed, maintained or furnished by the Company or any Company Subsidiary to any Regulatory Authority have been so filed, maintained or furnished. All such reports, documents, claims and notices were complete and accurate in all material respects on the date filed (or were corrected in or supplemented by a subsequent filing) such that no liability exists with respect to such filing.

(f)    Neither the Company nor any Company Subsidiary has, since the Reference Date, received any Form FDA-483, warning letter, “untitled letter” or other notice of violation letter, or similar notice from any Regulatory Authority alleging noncompliance with any FDA Laws or Regulatory Permits. No Proceeding against or affecting the Company or any Company Subsidiary relating to or arising under any Healthcare Law has been initiated and, to the Knowledge of the Company, no such Proceeding has been threatened.

(g)    The Company and each Company Subsidiary has in effect all Regulatory Permits required for the conduct of its business. The Company and any applicable Company Subsidiary is in compliance with, and is not in default under, each such Regulatory Permit, and each Regulatory Permit is legally adequate for the applicable Company Product as currently marketed and distributed. The Company and each applicable Company Subsidiary has fulfilled and performed all material obligations with respect to each Regulatory Permit, and the Company and each applicable Company Subsidiary has timely submitted all required supplements or amendments to such Regulatory Permits to the applicable Regulatory Authority. To the Knowledge of the Company, no Regulatory Authority is considering limiting, suspending, or revoking any Regulatory Permits or changing the marketing classification or labeling of any of the Company Products.

(h)    Neither the Company nor any Company Subsidiary nor, to the Knowledge of the Company, any of its officers, employees, or agents have (i) made any materially false statements on, or material omissions from, any filings, notifications, applications, approvals, reports, and other submissions to any Regulatory Authority or in any material legal proceeding, or (ii) committed an act, made a statement, or failed to make a statement that would reasonably be expected to provide a basis for an investigation or action by the FDA pursuant to “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto or similar policy invoked by any other Regulatory Authority.

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(i)    Neither the Company nor any Company Subsidiary, nor to the Knowledge of the Company, any officer, employee or agent of the Company has been convicted of any crime or engaged in any conduct that would reasonably be expected to result in (i) exclusion under 42 U.S.C. Section 1320a–7 or any similar state or foreign applicable Law, or (ii) disqualification or placement on any clinical investigator enforcement list maintained by the FDA or other Regulatory Authority.

(j)    As of the date of this Agreement, there is no civil, criminal, administrative, or other action, subpoena, suit, demand, claim, hearing, proceeding, written notice or demand pending received by or threatened orally or in writing against the Company or any Company Subsidiary related to such Healthcare Laws. Neither the Company nor any Company Subsidiary is subject to any corporate integrity agreement, deferred prosecution agreement, or other similar agreement with any Governmental Authority and, to the Knowledge of the Company, there is no action pending or threatened against the Company or any Company Subsidiary, that would reasonably be expected to result in the imposition of any such agreement or the Company’s or any Company Subsidiary’s exclusion from participation in any federal or state healthcare program.

(k)    Neither the Company nor any Company Subsidiary, nor, to the Knowledge of the Company, any of their respective directors, officers, employees, contractors, or agents have, directly or indirectly, made or offered to make, or solicited or received, any contribution, gift, bribe, rebate, payoff, influence payment, kickback or inducement to any Person or entered into any financial arrangement, regardless of form, in violation of any applicable Healthcare Laws or to obtain or maintain favorable treatment in securing business in violation of any applicable Healthcare Laws.

(l)    The Company and each Company Subsidiary has implemented a compliance program that conforms to and materially ensures compliance with applicable Healthcare Laws and industry standards.

(m)    No Person has filed against the Company or any Company Subsidiary any action related to the Company or any Company Subsidiary under federal or state whistleblower statute, including under the False Claims Act of 1863 (31 U.S.C. § 3729 et seq.).

(n)    Neither the Company nor any Company Subsidiary has submitted any claim for payment to, or caused any claim to be filed relating to, any payment program in violation of any Healthcare Laws. Neither the Company nor any Company Subsidiary has established any reimbursement support program. Neither the Company nor any Company Subsidiary furnishes any coverage, coding or billing advice to any Health Care Providers regarding off-label indications of any Company Product.

(o)    Neither the Company nor any Company Subsidiary operating in the United States (i) acts as a “Covered Entity” or “Business Associate” as those terms are defined under HIPAA or (ii) receives access to or otherwise accesses protected health information (as defined under HIPAA) or other patient identifying information. Except as set forth in Section 3.20(o) of the Company Disclosure Letter, neither the Company nor any Company Subsidiary has entered into a Business Associate Agreement with any Covered Entity or Business Associate.

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3.21.       Data Privacy and Information Security.

(a)    Since the Reference Date, the Company and each Company Subsidiary has, as applicable, complied with all Privacy Obligations in all material respects. Neither the Company nor any of the Company Subsidiaries have received written notices or complaints, and to the Knowledge of the Company no claims (whether by a Governmental Authority or Person) are pending or threatened in writing against the Company or any of the Company Subsidiaries, alleging a violation of any Privacy Obligations.

(b)    The Company and each Company Subsidiary maintains a comprehensive written information security program comprising commercially reasonable (i) measures (such as when using vendors), (ii) written policies and procedures, and (iii) organizational, physical, administrative and technical safeguards, each (i) through (iii) are designed to protect the security, confidentiality, integrity and availability of Sensitive Information Processed by or on behalf of the Company and each Company Subsidiary and all Systems in the Company’s custody or control against Security Breaches, and each case in compliance with all Privacy Obligations. The Company and each Company Subsidiary periodically assesses risks to privacy and the confidentiality and security of Sensitive Information, and promptly mitigate any risks identified during such assessments in order to ensure compliance with Privacy Obligations.

(c)    Since the Reference Date, the Company and each Company Subsidiary has implemented commercially reasonable confidentiality, security and other protective measures in relation to Sensitive Information, including providing notices to, and obtaining study subjects’ consent and/or authorization to use and disclose Sensitive Information for research to the extent required by and in compliance with Privacy Obligations.

(d)    Since the Reference Date, none of the Company, any of the Company Subsidiaries or, any of their respective vendors that Process Sensitive Information on their behalf and in their provision of services to the Company or any Company Subsidiaries, has experienced any breach, misappropriation, or unauthorized collection, use, disclosure or other Processing of any Sensitive Information, including any Security Breach. Since the Reference Date, the Company has not been required to notify under applicable Privacy Laws any Persons or Governmental Authorities of the occurrence or potential occurrence of any security breaches or unauthorized disclosures of Personal Information collected by the Company, including any disclosures through any Company Platforms.

(e)    The Company and each Company Subsidiary (i) has obtained or will obtain required rights, permissions, and consents to permit the transfer of Sensitive Information to Parent and/or Merger Sub in connection with the transactions contemplated by this Agreement; or (ii) has otherwise verified that applicable Law permits it to transfer Sensitive Information to Parent and/or Merger Sub in connection with the transactions contemplated by this Agreement without obtaining any rights, permissions or consents.

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(f)    To the extent required by applicable Law, the Company and each Company Subsidiary contractually requires all third parties, including vendors and other Persons providing services of the Company or such Company Subsidiary that, in each case, have access to Sensitive Information from or on behalf of the Company or such Company Subsidiary, to: (i) comply with all Privacy Obligations; (ii) take reasonable steps designed to ensure that all Sensitive Information in such third parties’ possession or control is protected against damage and loss, and against unauthorized access, acquisition, use, modification, disclosure or other misuse; and (iii) restrict use of Sensitive Information to that authorized or required under the servicing, outsourcing or other arrangement.

(g)    To the Knowledge of the Company, the Company and each Company Subsidiary are not, nor has any such entity ever (i) been subject to any investigation, lawsuit, action, inquiry or audit concerning the privacy and/or data security of any Sensitive Information collected, used, stored, shared or otherwise processed by the Company or such Company Subsidiary, or (ii) received any written or oral notice of any claim, investigation or alleged violation of any Privacy Obligation, and there are no facts or circumstances which could form the basis for any such claim, investigation or alleged violation.

(h)    Since the Reference Date, none of the websites or mobile applications developed and maintained by or on behalf of the Company (the “Company Platforms”) have used or disclosed Personal Information in a manner that constitutes a breach under, or otherwise violates, any Privacy Laws.

(i)    Since the Reference Date, the Company has not received written or oral notice of, or been subject to, any claim, action, demand, lawsuit, audit, complaint, compliance review, inspection, investigation, or subpoena from any Governmental Authority or any other Person alleging that the Company Platforms have used or disclosed Personal Information in a manner that does not comply with Privacy Laws.

3.22.      Insurance. Section 3.22 of the Company Disclosure Letter sets forth all material insurance policies maintained by or on behalf of the Company or any Company Subsidiary as of the date of this Agreement. The Company and each Company Subsidiary have paid, or caused to be paid, all premiums due under all material insurance policies of the Company and each Company Subsidiary, and all such insurance policies are in full force and effect. As of the date of this Agreement, neither the Company nor any Company Subsidiary has received (a) written notice that they are in default with respect to any obligations under such policies or (b) notice of cancellation or termination with respect to any such existing material insurance policy, or refusal or denial of any material coverage, reservation of rights or rejection of any material claim under any such existing material insurance policy. Neither the Company nor any Company Subsidiary is in material breach or default, and neither the Company nor any Company Subsidiary has taken any action or failed to take any action which, with notice or the lapse of time, would constitute such a material breach or default, or permit termination or modification of, any of such insurance policies. No insurer of any such policy has been declared insolvent or placed in receivership, conservatorship, or liquidation, and no notice of cancellation or termination, other than in accordance with the expiration of a term in accordance with the terms thereof, has been received with respect to any such policy.

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3.23.     Takeover Statutes. The Company Board of Directors has taken such actions and votes as are necessary to render any “fair price”, “moratorium”, “control share acquisition” or any other takeover or anti-takeover statute or similar federal or state Law (including Section 203 of the DGCL) inapplicable to this Agreement, the Merger or any other transactions contemplated hereby.

3.24.        No TID U.S. Business. Neither the Company nor any Company Subsidiary is a “TID U.S. business” as defined in 31 C.F.R. § 800.248.

3.25.      Brokers. No investment banker, broker, finder or other intermediary (other than Jefferies LLC, the fees and expenses of which will be paid by the Company) is entitled to any investment banking, brokerage, finder’s or similar fee or commission in connection with this Agreement or the transactions contemplated hereby based upon arrangements made by or on behalf of the Company or any of its Affiliates. Correct and complete copies of all agreements between the Company and Jefferies LLC have been delivered to Parent.

3.26.      Opinion of the Company’s Financial Advisor. The Company Board of Directors has received an opinion from Jefferies LLC, financial advisor to the Company, to the effect that, as of the date of such opinion and based on and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken set forth therein, the Merger Consideration to be received in the Merger by holders of Shares (other than, as applicable, Parent, Merger Sub and their respective affiliates) pursuant to this Agreement is fair, from a financial point of view, to such holders. The Company will make available to Parent a signed copy of such opinion, for informational purposes only and solely on a non-reliance basis, as soon as possible following the receipt thereof by the Company Board of Directors.

3.27.      Interested Party Transactions. Neither the Company nor any Company Subsidiary is a party to or bound by any transaction or agreement (other than ordinary course directors’ compensation arrangements or any other Benefit Plans) with any Affiliate, stockholder that beneficially owns five percent (5%) or more of the outstanding Shares, or current or former director or executive officer of the Company. To the Knowledge of the Company, no event has occurred since the date of the Company’s last Annual Report on Form 10-K, as amended, that would be required to be reported by the Company in accordance with Item 404 of Regulation S-K promulgated by the SEC.

3.28.     Information in the Proxy Statement. The proxy statement to be provided to the Company’s stockholders in connection with the Stockholders Meeting (such proxy statement and any amendment thereof or supplement thereto, the “Proxy Statement”) on the date filed, mailed, distributed or disseminated, as applicable, to the Company’s stockholders and at the time of the Stockholders Meeting, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Proxy Statement, including any amendments thereof and supplements thereto, will comply in all material respects with the requirements of applicable Laws, except that the Company makes no representation or warranty with respect to statements made in the Proxy Statement, including any amendments thereof and supplements thereto, based on information furnished by Parent or Merger Sub for inclusion therein.

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SECTION 4 - REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent and Merger Sub hereby, jointly and severally, represent and warrant to the Company as follows:

4.1.       Organization; Qualification. Each of Parent and Merger Sub is a corporation validly existing under the laws of the jurisdiction of its incorporation and has the requisite power and authority to conduct its business and to own, lease and operate its properties and assets. Each of Parent and Merger Sub is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the character or location of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not reasonably be expected to, individually or in the aggregate, prevent Parent and Merger Sub from consummating the Merger by the Outside Date (a “Parent Material Adverse Effect”).

4.2.        Authority; Binding Nature of Agreement. Parent and Merger Sub have the corporate power and authority to execute and deliver and perform their obligations under this Agreement and to consummate the Merger. The board of directors of each of Parent and Merger Sub have approved the execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation of the Merger. This Agreement has been duly executed and delivered by Parent and Merger Sub, and assuming due authorization, execution and delivery by the Company, this Agreement constitutes the legal, valid and binding obligation of Parent and Merger Sub and is enforceable against Parent and Merger Sub in accordance with its terms, except as such enforcement may be subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights, and by general equitable principles.

4.3.        No Conflict; Required Filings and Consents.

(a)    Neither the execution and delivery of this Agreement by Parent and Merger Sub, nor the consummation by Parent and Merger Sub of the transactions contemplated hereby, nor compliance by Parent and Merger Sub with this Agreement, will (i) violate any provision of the Parent Organizational Documents, (ii) assuming that the Consents, registrations, declarations, filings and notices referenced in Section 4.3(b) have been obtained or made, conflict with or violate any Law applicable to Parent or Merger Sub or by which any property or asset of Parent or Merger Sub is bound or affected or (iii) violate, conflict with or result in any breach of any provision of, or loss of any benefit, or constitute a default (with or without notice or lapse of time, or both) under, give rise to any right of termination, acceleration or cancellation of or require the Consent of, notice to or filing with any third Person in accordance with any Contract to which Parent or Merger Sub is a party or by which any property or asset of Parent or Merger Sub is bound or affected, or result in the creation of a Lien, other than any Permitted Lien, upon any of the property or assets of Parent or Merger Sub, other than, in the case of clauses (ii) and (iii) above, as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

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(b)    No Consent of, registration, declaration or filing with or notice to any Governmental Authority is required to be obtained or made by or with respect to Parent or Merger Sub in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than (i) applicable requirements of and filings with the SEC in accordance with the Exchange Act or the Securities Act, (ii) the filing of the Certificate of Merger with the Delaware Secretary of State, (iii) applicable requirements in accordance with foreign qualification, state securities or “blue sky” laws of various states, (iv) compliance with applicable rules and regulations of the NYSE American, (v) the approval of Parent, as the sole stockholder of Merger Sub as at the date hereof, of the Merger, (vi) such other items required solely by reason of the participation and identity of the Company in the transactions contemplated hereby, (vii) compliance with and filings or notifications in accordance with Antitrust Laws and (viii) such other Consents, registrations, declarations, filings or notices the failure of which to be obtained or made would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

(c)    The bylaws of Merger Sub, as in effect immediately prior to the Effective Time, but as amended and restated in accordance with Section 1.1(c), will be the bylaws of the Surviving Corporation until thereafter changed or amended as provided therein or by Law.

(d)    Parent is a World Trade Organization investor within the meaning given to that term in the Investment Canada Act.

4.4.        Litigation. As of the date of this Agreement, (a) there is no Proceeding pending or any Proceeding threatened in writing against Parent or any of its Subsidiaries or any asset or property of Parent or any of its Subsidiaries, and (b) there is no Order outstanding against, or involving, Parent or any of its Subsidiaries or any asset or property of Parent or any of its Subsidiaries that, in the case of each of clauses (a) and (b) above, would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

4.5.        Brokers. No investment banker, broker, finder or other intermediary other than UBS Securities LLC is entitled to any investment banking, brokerage, finder’s or similar fee or commission in connection with this Agreement or the transactions contemplated hereby based upon arrangements made by or on behalf of Parent or Merger Sub.

4.6.        Sufficient Funds. As of the date of this Agreement and when required pursuant to this Agreement, Parent has and will have, the cash necessary to pay the amounts required to be paid by Parent pursuant to this Agreement, and as of the date of this Agreement and as of the Closing, Parent will have, and will cause Merger Sub to have, the cash necessary to consummate the Merger. The obligations of Parent and Merger Sub hereunder are not subject to any condition with respect to Parent’s or Merger Sub’s ability to obtain financing for the Merger.

4.7.        Merger Sub. All of the issued and outstanding capital stock of Merger Sub is, and at the Effective Time will be, owned by Parent or a direct or indirect wholly owned Subsidiary of Parent. Merger Sub has no outstanding options, warrants, rights or any other agreements in accordance with which any Person other than Parent may acquire any security of Merger Sub. Merger Sub has not engaged in any business activities or conducted any operations and has no, and prior to the Effective Time will have no, assets, liabilities or obligations of any nature other than in connection with the Merger and the other transactions contemplated hereby and as incidental to its organization and existence.

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4.8.       No Interested Stockholder. Neither Parent nor any of its Subsidiaries nor any “affiliate” (as such term is defined in Section 203 of the DGCL) of Parent or any of its Subsidiaries, is, or has been at any time during the past three years, an “interested stockholder” (as such term is defined in Section 203 of the DGCL) of the Company.

4.9.        No Other Representations or Warranties.

(a)    Other than the representations and warranties expressly set forth in this Agreement, none of Parent, Merger Sub or any other Person on behalf of Parent or Merger Sub makes any express or implied representation or warranty with respect to Parent or any of its Subsidiaries, and the Company is not relying on any representation or warranty other than those expressly set forth in this Agreement. Parent and Merger Sub each agrees that, other than the representations and warranties expressly set forth in this Agreement, neither the Company nor any of its Subsidiaries makes, or has made, any representations or warranties relating to itself or its business or otherwise in connection with the Merger, and Parent and Merger Sub are not relying on any representation or warranty other than those expressly set forth in this Agreement.

(b)    In connection with the due diligence investigation of the Company and the Company Subsidiaries by Parent and Merger Sub and their respective Affiliates, stockholders or Representatives, Parent and Merger Sub and their respective Affiliates, stockholders or Representatives have received and may continue to receive after the date hereof from the Company, the Company Subsidiaries and their respective Affiliates, stockholders and Representatives certain estimates, projections, forecasts and other forward-looking information, as well as certain business plan information regarding the Company, the Company Subsidiaries and their respective businesses and operations. Parent and Merger Sub hereby acknowledge that there are uncertainties inherent in attempting to make such estimates, projections, forecasts and other forward-looking statements, as well as in such business plans, and that Parent and Merger Sub will have no claim against the Company and the Company Subsidiaries, or any of their respective Affiliates, stockholders or Representatives, or any other Person with respect thereto unless any such information is expressly included in a representation or warranty of the Company to Parent or Merger Sub contained in this Agreement or any ancillary agreement or other document delivered in connection with this Agreement or the transactions contemplated hereby. Accordingly, Parent and Merger Sub hereby acknowledge and agree that neither the Company, any Company Subsidiary, nor any of their respective Affiliates, stockholders or Representatives, nor any other Person, has made or is making any express or implied representation or warranty with respect to such estimates, projections, forecasts, forward-looking statements or business plans unless any such information is expressly included in a representation or warranty of the Company to Parent or Merger Sub contained in this Agreement or any ancillary agreement or other document delivered in connection with this Agreement or the transactions contemplated hereby.

SECTION 5- COVENANTS AND OTHER AGREEMENTS

5.1.        Conduct of Business by the Company Pending the Merger.

(a)    The Company covenants and agrees that, between the date of this Agreement and the earlier of the Effective Time and the date, if any, on which this Agreement is terminated in accordance with Section 8.1, except (i) as required by Law, (ii) as may be consented to in writing by Parent (which consent will not be unreasonably withheld, conditioned or delayed), (iii) as may be required in accordance with this Agreement or (iv) as set forth in Section 5.1 of the Company Disclosure Letter, the Company will, and will cause the Company Subsidiaries to, conduct in all material respects the business of the Company and the Company Subsidiaries in the ordinary course of business consistent with past practice and, to the extent consistent therewith, use reasonable best efforts to preserve its material assets and business organization intact in all material respects and maintain its material existing business relations and goodwill.

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(b)    Without limiting the generality of clause (a) above, except (i) as required by Law, (ii) as may be consented to in writing by Parent (which consent will not be unreasonably withheld, conditioned or delayed), (iii) required in accordance with this Agreement or (iv) as set forth in Section 5.1 of the Company Disclosure Letter, the Company will not, and will cause each Company Subsidiary not to:

(A)    amend or otherwise change the Company Organizational Documents;

(B)    adjust, split, reverse split, combine, subdivide, reclassify, redeem, purchase, repurchase or otherwise acquire, directly or indirectly, or amend, the Company’s or any Company Subsidiary’s securities, including any options, equity or equity-based compensation, restricted stock, restricted stock units, performance stock units, warrants, convertible securities or other rights of any kind to acquire any of such securities, other than in connection with withholding to satisfy the exercise price and/or Tax obligations with respect to Company Options, Company RSUs or Company PRSUs pursuant to the terms thereof (as in effect as of the date hereof);

(C)    issue, sell, pledge, modify, transfer, dispose of, encumber or grant, or authorize the same with respect to, directly or indirectly, any of the Company’s or any Company Subsidiary’s securities, including any options, equity or equity-based compensation, restricted stock, restricted stock units, performance stock units, warrants, convertible securities or other rights of any kind to acquire such securities or the value of which is measured by such securities; provided, however, that the Company may issue Shares upon the exercise of Company Options or vesting and settlement of Company RSUs or Company PRSUs outstanding on the Capitalization Date as required by their respective terms;

(D)    declare, set aside, authorize, make or pay any dividend or other distribution payable in cash, stock, property or otherwise with respect to the Company’s or any Company Subsidiary’s securities;

(E)    (1) establish, adopt, enter into, amend, modify or terminate any Benefit Plan, or any plan, program, policy, practice, agreement or other arrangement that would be a Benefit Plan if it had been in existence on the date of this Agreement, (2) grant or pay any bonus, incentive, change in control, retention, severance, termination, tax gross-up or profit-sharing award or payment, or increase the base salary and/or cash bonus opportunity or other compensation of any current or former director, officer, employee, or individual service provider of the Company or any Company Subsidiary, except in each case, as required by Law or required in accordance with a Benefit Plan in effect as of the date of this Agreement, so long as such Benefit Plan has been disclosed as of the date of this Agreement on the Company Disclosure Letter, (3) except as required by any Benefit Plan in effect as of the date of this Agreement, accelerate or take any action to accelerate any payment or benefit, or the funding of any payment or benefit, payable or to become payable to any current or former director, officer, employee or individual service provider of the Company or any Company Subsidiary, (4) provide any broad-based written communication to the employees of the Company or any Company Subsidiary with respect to the compensation, benefits or other treatment they will receive following the Effective Time unless such communication is (I) approved by Parent in advance of such communication or (II) required by Law, or (5) except as may be required by GAAP, materially change the manner in which contributions to such broad-based Benefit Plans are made or the basis on which such contributions are determined;

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(F)    hire, engage, promote, or terminate (other than for cause) the employment or engagement of any employee or individual independent contractor with annual base compensation in excess of $145,000;

(G)    take any action that would constitute a “Mass Layoff” or “Plant Closing” within the meaning of the WARN Act or require notice to employees, or trigger any other obligations or liabilities, under the WARN Act or any similar state, local or foreign Law;

(H)    make any loan or advance to (other than travel and similar advances to its employees in the ordinary course of business and consistent with past practice), or capital contribution to, or investment in, any Person (other than any wholly owned Company Subsidiary);

(I)    forgive any loans or advances to any officers, employees, directors or other individual service providers of the Company or any Company Subsidiary, or any of their respective Affiliates, or change its existing borrowing or lending arrangements for or on behalf of any of such Persons in accordance with an employee benefit plan or otherwise, except in the ordinary course of business in connection with relocation activities to any employees of the Company or any Company Subsidiary;

(J)    acquire (including by merger, consolidation, acquisition of stock or assets or otherwise) any corporation, partnership, limited liability company, joint venture, other business organization, any equity interest in any of the foregoing, any real estate or all or any material portion of the assets, business or properties of any Person;

(K)    (1) sell, pledge, dispose of, transfer, abandon, lease, license, mortgage, incur any Lien (other than Permitted Liens) (including under any sale-leaseback transaction or an asset securitization transaction) on or otherwise transfer or encumber any portion of the tangible or intangible assets, business, properties or rights of the Company or any Company Subsidiary except in the ordinary course of business and consistent with past practice, (2) enter into any new line of business or (3) create any new Subsidiary;

(L)    (1) pay, discharge or satisfy any Indebtedness that has a prepayment cost, “make whole” amount, prepayment penalty or similar obligation (other than Indebtedness incurred by the Company or any wholly owned Company Subsidiary and owed to the Company or any wholly owned Company Subsidiary) or (2) cancel any material Indebtedness (individually or in the aggregate) or settle, waive or amend any claims or rights of substantial value;

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(M)   (1) except for Indebtedness incurred under the Secured Promissory Note, incur, create, assume or otherwise become liable or responsible for any Indebtedness, including by the issuance of any debt security, (2) assume, guarantee, endorse or otherwise become liable or responsible for any Indebtedness of any Person, or (3) issue or sell any debt securities of the Company or any Company Subsidiary, including options, warrants, calls or other rights to acquire any debt securities of the Company or any Company Subsidiary;

(N)    negotiate, amend, extend, renew, terminate or enter into, or agree to any amendment or modification of, or waive, release or assign any rights in accordance with, any Company Material Contract, any Contract that would have been a Company Material Contract had it been entered into prior to the date of this Agreement or any Lease for any Company Leased Real Property;

(O)    negotiate, amend, modify, extend, enter into or terminate any Labor Agreement;

(P)    make any material change to the Company’s or any Company Subsidiary’s methods, policies and procedures of accounting, except as required by GAAP or Regulation S-X of the Exchange Act;

(Q)    make or agree to make any capital expenditure exceeding $50,000 during any fiscal quarter (except any capital expenditure that is provided for in the Company’s capital expense budget either delivered or made available to Parent or Parent’s Representatives prior to the date of this Agreement, which expenditures shall be in accordance with the categories set forth in such budget);

(R)    write up, write down or write off the book value of any material assets except inventory adjustments in the normal course of business and/or as required by GAAP;

(S)    agree to or otherwise commence, release, compromise, assign, settle or resolve, in whole or in part, any threatened or pending Proceeding or insurance claim, other than settlements that result solely in monetary obligations involving payment (without the admission of wrongdoing) by the Company or any Company Subsidiary of an amount not greater than $1,500,000 (net of insurance proceeds) in the aggregate;

(T)    fail to use commercially reasonable efforts to maintain in effect material insurance policies covering the Company and each Company Subsidiary and their respective properties, assets and businesses;

(U)    (1) sell, transfer, assign, lease, license, sublicense or otherwise dispose of (whether by merger, stock or asset sale or otherwise) to any Person (including any Affiliate) any rights to any Company Intellectual Property, other than licensing non-exclusive rights in the ordinary course of business consistent with past practice, (2) cancel, dedicate to the public, disclaim, forfeit, allow to lapse or abandon (except with respect to Patents expiring in accordance with their terms) any Company Intellectual Property, (3) fail to make any filing, pay any fee, or take any other action necessary to prosecute and maintain in full force and effect any Registered Company Intellectual Property, (4) make any change in Company Intellectual Property that does or would reasonably be expected to materially impair such Company Intellectual Property or the Company’s or any Company Subsidiary’s rights with respect thereto, (5) disclose to any Person (other than Representatives of Parent and Merger Sub) any Trade Secrets, know-how or confidential or proprietary information, except, in the case of confidential or proprietary information, in the ordinary course of business to a Person that is subject to reasonable and customary confidentiality obligations or (6) fail to take or maintain reasonable measures to protect the confidentiality and value of Trade Secrets included in any of the Company Intellectual Property;

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(V)    except as required by Law, (1) make, revoke or change any material Tax election or adopt or change any material method of Tax accounting, (2) file any amended material Tax Return, (3) settle or compromise any audit, assessment or other Proceeding relating to a material amount of Taxes, (4) request or agree to an extension or waiver of the statute of limitations with respect to federal income Taxes or other material Taxes, (5) enter into any “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of any Law) with respect to any material Tax, (6) surrender any right to claim a material Tax refund, (7) knowingly fail to pay any material amount of Tax that becomes due and payable (including estimated Tax payments), or (8) incur Taxes outside of the ordinary course of business;

(W)    merge or consolidate the Company or any Company Subsidiary with any Person or adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or any Company Subsidiary; or

(X)    enter into any agreement, contract, commitment or arrangement to do, or adopt any resolutions approving or authorizing, or announce an intention to do, any of the foregoing.

Notwithstanding the foregoing, nothing contained herein will give to Parent or Merger Sub, directly or indirectly, rights to control or direct the operations of the Company or any Company Subsidiary prior to the Effective Time, and the Company shall not be required to take any action or prohibited from taking any action required or prohibited by this Agreement if the inclusion of such requirement or prohibition in this Agreement would reasonably be expected to violate applicable Law (including any Antitrust Law). Prior to the Effective Time, each of Parent and the Company will exercise, consistent with the terms and conditions hereof, complete control and supervision of its and its Subsidiaries’ respective operations.

5.2.        No Solicitation.

(a)    The Company shall cease and terminate, and shall use reasonable best efforts to cause its Representatives to cease and terminate, all solicitations, discussions, and negotiations with any Person with respect to any offer or proposal or potential offer or proposal relating to any proposed transaction or series of related transactions, other than the transactions contemplated hereby, involving a Company Acquisition Proposal as of the date of this Agreement. Except as provided in this Section 5.2, from the date of this Agreement until the earlier of termination of this Agreement or the Effective Time, the Company will not and will cause its Representatives not to directly or indirectly (A) initiate, solicit, knowingly encourage or facilitate the making of any offer or proposal which constitutes or is reasonably likely to lead to a Company Acquisition Proposal, (B) enter into any agreement with respect to a Company Acquisition Proposal or (C) engage in negotiations or discussions with, or provide any non-public information or data to, any Person (other than Parent or any of its Affiliates or Representatives) relating to any Company Acquisition Proposal, or grant any waiver or release under any restriction from making a Company Acquisition Proposal, in each case, other than discussions solely to notify such Person of the terms of this Section 5.2 or to clarify the terms and conditions of such proposal or offer. The Company agrees that any violations of the restrictions set forth in this Section 5.2 by any of its Representatives will be deemed to be a breach of this Agreement (including this Section 5.2) by the Company.

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(b)    Notwithstanding anything to the contrary contained in this Agreement, at any time following the date of this Agreement and prior to the date on which the Company Requisite Vote is obtained, the Company and its Representatives may furnish non-public information concerning the Company’s business, properties or assets to any Person in accordance with a confidentiality agreement with terms no less favorable in the aggregate to the Company than those contained in the Confidentiality Agreement and may participate in discussions and negotiations with such Person concerning a Company Acquisition Proposal if, but only if, such Person has, in the absence of any material breach of Section 5.2(a), submitted a bona fide proposal to the Company relating to such Company Acquisition Proposal that the Company Board of Directors determines in good faith, after consultation with the Company’s outside counsel and financial advisor, is or is reasonably likely to lead to a Superior Proposal. From and after the date of this Agreement and prior to the Stockholders Meeting, the Company will promptly (and in any event within forty-eight (48) hours) notify Parent if the Company or any Company Subsidiary or Representative receives (i) any Company Acquisition Proposal or indication by any Person that it is considering making a Company Acquisition Proposal, (ii) any request for non-public information relating to the Company or any Company Subsidiary other than requests for information in the ordinary course of business and unrelated to a Company Acquisition Proposal or (iii) any inquiry or request for discussions or negotiations with respect to any Company Acquisition Proposal. The Company will provide Parent promptly (and in any event within such forty-eight (48) hour period) with the identity of such Person and a correct and complete copy of such Company Acquisition Proposal, indication, inquiry or request (or, where such Company Acquisition Proposal is not in writing, a description of the material terms and conditions of such Company Acquisition Proposal, indication, inquiry or request), including any modifications thereto. The Company will keep Parent reasonably informed (orally and in writing) on a current basis (and in any event no later than forty-eight (48) hours after the occurrence of any material changes, developments, discussions or negotiations) of the status of any Company Acquisition Proposal, indication, inquiry or request (including the material terms and conditions thereof and of any modification thereto), and any material developments, discussions and negotiations, including furnishing copies of any written inquiries, correspondence, and draft documentation, and written summaries of any material oral inquiries or discussions. Without limiting the foregoing, the Company will promptly (and in any event within forty-eight (48) hours) notify Parent orally and in writing if it determines to begin providing information or to engage in discussions or negotiations concerning a Company Acquisition Proposal and will in no event begin providing such information or engaging in such discussions or negotiations prior to providing such notice. The Company will not, and will cause each Company Subsidiary not to, enter into any agreement with any Person subsequent to the date of this Agreement that would restrict the Company’s ability to provide such information to Parent and neither the Company nor any Company Subsidiary is currently party to any agreement that prohibits the Company from providing to Parent the information described in this Section 5.2(b). The Company (A) will not, and will cause each Company Subsidiary not to, terminate, waive, amend or modify any provision of, or grant permission or request under, any standstill or confidentiality agreement to which it or any Company Subsidiary is or becomes a party, and (B) will, and will cause each Company Subsidiary to, use reasonable best efforts to enforce any such agreement unless the Company Board of Directors determines in good faith, after consultation with the Company’s outside counsel, that the failure to do so would be inconsistent with the fiduciary duties of the Company Board of Directors to the Company’s stockholders under applicable Law, in which event the Company may take the actions described in these clauses (A) and (B) solely to the extent necessary to permit a third party to make, on a confidential basis to the Company Board of Directors, a Company Acquisition Proposal, conditioned upon such third party agreeing that the Company shall not be prohibited from providing any information to Parent (including regarding any such Company Acquisition Proposal) in accordance with, and otherwise complying with, this Section 5.2. The Company will promptly provide to Parent any non-public information concerning the Company or any Company Subsidiary provided or made available in accordance with this Section 5.2(b) which was not previously provided or made available to Parent. For purposes of this Agreement, a “Superior Proposal” is a written Company Acquisition Proposal that did not result from or involve a material breach of this Section 5.2 and that proposes an acquisition of more than fifty percent (50%) of the equity securities or consolidated total assets of the Company and the Company Subsidiaries on terms which the Company Board of Directors determines in its good faith judgment to be more favorable to the holders of the Shares than the transactions contemplated hereby (after consultation with the Company’s outside counsel and financial advisor), taking into account all the terms and conditions of such proposal and this Agreement, which the Company Board of Directors has determined to be as or more reasonably likely to be completed on the terms proposed than the transactions contemplated by this Agreement, taking into account all financial, regulatory, legal and other aspects of such proposal and the terms of this Agreement.

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(c)    Except as set forth herein, neither the Company Board of Directors nor any committee thereof will (i) make any Company Adverse Recommendation Change or (ii) enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, or similar agreement (an “Alternative Acquisition Agreement”) providing for the consummation of a transaction contemplated by any Company Acquisition Proposal (other than a confidentiality agreement referenced in Section 5.2(b) entered into in the circumstances referenced in Section 5.2(b)). The Company, promptly following a determination by the Company Board of Directors that a Company Acquisition Proposal is a Superior Proposal, will notify Parent of such determination.

(d)    Notwithstanding anything in Section 5.2(c) to the contrary, prior to the date on which the Company Requisite Vote is obtained, if (i) the Company receives a Company Acquisition Proposal from a third Person that is not in violation of such third Person’s contractual obligations to the Company, (ii) a material breach by the Company of Section 5.2, has not contributed to the making of such Company Acquisition Proposal and (iii) the Company Board of Directors concludes in good faith, after consultation with the Company’s outside counsel and financial advisor, that such Company Acquisition Proposal constitutes a Superior Proposal after giving effect to all of the adjustments of this Agreement that are offered in writing by Parent, the Company Board of Directors may, if it determines in good faith, after consultation with the Company’s outside counsel, that failure to take such action would be inconsistent with its fiduciary duties to the holders of the Shares in accordance with Law, (A) effect a Company Adverse Recommendation Change or (B) terminate this Agreement to enter into an Alternative Acquisition Agreement with respect to such Superior Proposal; provided, however, that the Company will not terminate this Agreement in accordance with clause (B) above, and any purported termination in accordance with clause (B) above will be void and of no force or effect, unless in advance of or concurrently with such termination the Company (1) pays the Termination Fee in accordance with Section 8.2 and (2) immediately following such termination enters into a binding definitive Alternative Acquisition Agreement for such Superior Proposal; provided, further, that the Company Board of Directors may not effect a change of its recommendation in accordance with clause (A) above or terminate this Agreement in accordance with clause (B) above unless (I) no material breach of the Company’s obligations in Section 5.2 has occurred, (II) the Company has provided prior written notice to Parent, at least three (3) Business Days in advance (the “Notice Period”), of its intention to take such action with respect to such Superior Proposal, which notice will specify the material terms and conditions of any such Superior Proposal (including the identity of the party making such Superior Proposal), and has contemporaneously provided a correct and complete copy of the proposed Alternative Acquisition Agreement with respect to such Superior Proposal, (III) prior to effecting such Company Adverse Recommendation Change or terminating this Agreement to enter into a definitive Alternative Acquisition Agreement with respect to such Superior Proposal, the Company has, and has caused its Representatives to, during the Notice Period, negotiate with Parent in good faith (to the extent Parent requests to negotiate) to make such adjustments in the terms and conditions of this Agreement so that such Company Acquisition Proposal ceases to constitute a Superior Proposal and (IV) following any negotiation described in clause (3) above, the Company Board of Directors concludes in good faith, after consultation with the Company’s outside counsel and financial advisor, that such Company Acquisition Proposal continues to constitute a Superior Proposal. In the event of any material revisions to the Superior Proposal after the start of the Notice Period, the Company is required to deliver a new written notice to Parent and to comply with the requirements of this Section 5.2(d) with respect to such new written notice, and the Notice Period will be deemed to have re-commenced on the date of such new notice, except that the references to three (3) Business Days shall be deemed two (2) Business Days. Any Company Adverse Recommendation Change will not change the approval of the Company Board of Directors for purposes of causing any state takeover statute or other Law to be inapplicable to the transactions contemplated hereby.

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(e)    The Company Board of Directors may make a Company Adverse Recommendation Change in the absence of a Company Acquisition Proposal if a Company Intervening Event has occurred, and the Company Board of Directors has concluded in good faith, after consultation with the Company’s outside counsel, that failure to make a Company Adverse Recommendation Change on account of the Company Intervening Event would be inconsistent with its fiduciary duties, provided, however, that the Company Board of Directors will not make a Company Adverse Recommendation Change unless the Company has (i) provided to Parent at least three (3) Business Days’ prior written notice advising Parent that the Company Board of Directors intends to take such action and specifying the Company Intervening Event in reasonable detail and (ii) during such three (3) Business Day period, if requested by Parent, engaged in good faith negotiations with Parent to amend this Agreement in such a manner that obviates the need or reason for the Company Adverse Recommendation Change.

(f)    The Company will promptly (but in no event later than three (3) Business Days after the date of this Agreement) demand that each Person that has executed a confidentiality agreement in connection with a potential Company Acquisition Proposal within the one-year period prior to the date of this Agreement return (or destroy, to the extent permitted by the applicable confidentiality agreement) all confidential information furnished to such individual or entity by or on behalf of the Company or any Company Subsidiary.

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(g)    Nothing in this Section 5.2 or elsewhere in this Agreement will prohibit the Company from (i) taking and disclosing to the stockholders of the Company a position contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act, including any “stop, look and listen” communication pursuant to Rule 14d-9(f) promulgated under the Exchange Act, or (ii) making any disclosure to the stockholders of the Company that is required by applicable Law; provided that this Section 5.2(g) will not be deemed to permit the Company Board of Directors to make a Company Adverse Recommendation Change except to the extent permitted by Sections 5.2(d) and 5.2(e).

5.3.        Proxy Statement. The Company will, as soon as practicable following the date of this Agreement and in any event within twenty (20) days, prepare and file with the SEC the Proxy Statement in preliminary form, and the Company will use its reasonable best efforts to respond as promptly as practicable to any comments of the SEC with respect thereto. The Company will notify Parent promptly (and in any case no later than twenty-four (24) hours) of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Proxy Statement or for additional information and will supply Parent with copies of all correspondence between the Company or any of its Representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement. If at any time prior to receipt of the Company Requisite Vote there shall occur any event that should be set forth in an amendment or supplement to the Proxy Statement, including correcting any information that has become false or misleading in any material respect, the Company will promptly prepare and mail to its stockholders such an amendment or supplement. The Parent and their counsel shall be given a reasonable opportunity to review the Proxy Statement before it is filed with the SEC and the Company shall give due consideration to all reasonable additions, deletions, or changes thereto suggested by Parent and its counsel. The Company will (i) establish a record date, (ii) commence a broker search pursuant to Section 14a-13 of the Exchange Act in connection therewith and (iii) thereafter commence mailing the Proxy Statement to the Company’s stockholders as promptly as practicable after filing with the SEC, and, in any event, either (a) the first Business Day after the date that is ten (10) calendar days after filing the Proxy Statement in preliminary form if, prior to such date, the SEC does not provide comments or indicates that it does not plan to provide comments or (b) within three (3) Business Days of being informed by the SEC staff that it has no further comments on the document. Subject to the terms and conditions of this Agreement, the Proxy Statement will include the Company Board Recommendation.

5.4.        Stockholders Meeting. The Company will, as soon as practicable following the date of this Agreement, duly call, give notice of, convene and hold a meeting of its stockholders (the “Stockholders Meeting”) for the purpose of seeking the Company Requisite Vote and take all lawful action to solicit approval of this Agreement. The Company will schedule the Stockholders Meeting to be held within thirty (30) days of the initial mailing of the Proxy Statement and, if there are not sufficient affirmative votes represented in person or by proxy at such meeting to adopt this Agreement, will adjourn the Stockholders Meeting and reconvene the Stockholders Meeting at the earliest practicable date on which the Company Board of Directors reasonably expects to have sufficient affirmative votes to adopt this Agreement; provided, that, without Parent’s prior consent (such consent not to be unreasonably delayed, conditioned or withheld), the Company shall not adjourn the Stockholders Meeting more than fifteen (15) calendar days past the originally scheduled date.

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5.5.        Merger Sub. Parent will take all actions necessary to cause Merger Sub to perform its obligations in accordance with this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement.

5.6.        Rule 16b-3 Matters. Prior to the Effective Time, the Company will take all such actions as may be reasonably necessary or advisable (to the extent permitted under Law and no-action letters issued by the SEC) to cause any dispositions of Shares (including derivative securities with respect to Shares) resulting from the transactions contemplated hereby by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company immediately prior to the Effective Time to be exempt under Rule 16b-3 promulgated under the Exchange Act, to the extent permitted by Law.

5.7.         Director Resignations. Prior to the Effective Time, the Company will use its reasonable best efforts to cause each director of the Company and each Company Subsidiary to execute and deliver a letter effectuating such director’s resignation, effective as of the Effective Time, as a director of the Company or such Company Subsidiary, as applicable.

5.8.         Treatment of Company Warrants.

(a)    The Company shall, and shall cause each Company Subsidiary to each use their reasonable best efforts to take, or cause to be taken, all actions, and do, or cause to be done, and to assist and cooperate with Parent and Merger Sub in doing, all things necessary, proper or advisable with respect to the Company Warrants, including providing timely notice to holders of the transactions contemplated by this Agreement as required thereunder. Any Series D Common Stock Warrant or 2023 Warrant that remains outstanding as of immediately prior to the Effective Time shall automatically, without any action on the part of the holder thereof, cease to represent a warrant to purchase Shares and instead represent a right of the holder thereof upon any subsequent exercise to receive only the Merger Consideration, if any, in respect of each Share for which such Company Warrant was exercisable immediately prior to the Closing. If, at the Effective Time or within thirty (30) days after the Effective Time, the holder of a Series D Common Stock Warrant or 2023 Warrant so elects, Parent will pay an amount to such holder of the Series D Common Stock Warrant or 2023 Warrant equal to the Black Scholes Value (as defined in the Series D Common Stock Warrant Agreements and 2023 Warrant Agreements, as applicable) of each Series D Common Stock Warrant or 2023 Warrant. The Company shall provide notice to each holder of Series D Common Stock Warrants and 2023 Warrants of the anticipated occurrence of the Effective Time at least 20 calendar days prior to the Effective Time.

(b)    At the Effective Time, each holder of Vendor Warrants shall either (i) exercise such warrants with such exercise deemed effective immediately prior to the Effective Time or (ii) if such holder elects not to exercise their Vendor Warrants, then the Vendor Warrants will expire immediately prior to the Effective Time.

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SECTION 6- ADDITIONAL AGREEMENTS

6.1.        NYSE American; Post-Closing SEC Reports. Prior to the Effective Time, the Company will cooperate with Parent and use reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under Laws and rules and policies of the NYSE American to delist the Shares from the NYSE American and terminate the registration of the Shares under the Exchange Act promptly after the Effective Time. Parent will use reasonable best efforts to cause the Surviving Corporation to file with the SEC (a) a Form 25 on the Closing Date and (b) a Form 15 on the first Business Day that is at least ten (10) days after the date the Form 25 is filed (such period between the Form 25 filing date and the Form 15 filing date, the “Delisting Period”). If the Surviving Corporation is reasonably likely to be required to file any reports in accordance with the Exchange Act during the Delisting Period, the Company will deliver to Parent at least five (5) Business Days prior to the Closing a substantially final draft of any such reports reasonably likely to be required to be filed during the Delisting Period (“Post-Closing SEC Reports”). The Post-Closing SEC Reports provided by the Company in accordance with this Section 6.1 will (i) not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading and (ii) comply in all material respects with the provisions of applicable Laws.

6.2.        Access to Information. Subject to applicable Law, including Antitrust Law, during the period from the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement, Parent will be entitled, through its Representatives, to have such access to the assets, properties, business, operations, personnel and Representatives of the Company and each Company Subsidiary as is reasonably necessary in connection with Parent’s investigation of the Company with respect to the transactions contemplated hereby. Any such investigation and examination will be conducted during normal business hours upon reasonable advance notice, at Parent’s expense and under the supervision of appropriate personnel of the Company and in such a manner as not to unreasonably interfere with the normal operation of the business of the Company, and shall be subject to the Company’s reasonable security measures and insurance requirements, except as may otherwise be required or restricted by Law, so as to limit disruption to or impairment of the Company’s business, and the Company will cooperate fully therein. No investigation by Parent will diminish or obviate any of the representations, warranties, covenants or agreements of the Company contained in this Agreement. The Company will furnish the Representatives of Parent during such period with all such information and copies of such documents concerning the affairs of the Company as such Representatives may reasonably request and cause its Representatives to cooperate fully with such Representatives of Parent in connection with such investigation. Nothing herein shall require the Company to disclose any information to Parent if such disclosure would, in its reasonable discretion and after notice to Parent (i) jeopardize any attorney-client or other legal privilege (so long as the Company has reasonably cooperated with Parent to permit such inspection of or to disclose such information on a basis that does not waive such privilege with respect thereto) or (ii) contravene any applicable Law (so long as the Company has used reasonable best efforts to provide such information in a way that does not contravene applicable Law); provided, further, that information shall be disclosed subject to execution of a joint defense agreement in customary form, and disclosure may be limited to external counsel for Parent, to the extent the Company determines doing so may be reasonably required for the purpose of complying with applicable Antitrust Laws. With respect to the information disclosed pursuant to this Section 6.2, Parent shall comply with, and shall instruct Parent’s Representatives to comply with, all of its obligations under the Confidentiality Agreement.

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6.3.        Public Disclosure. The initial press release concerning the Merger will be a joint press release and, thereafter, so long as this Agreement is in effect, neither Parent, Merger Sub nor the Company will disseminate any press release or other public announcement concerning the Merger or this Agreement or the other transactions contemplated by this Agreement, except as may be required by Law or by any listing agreement with a national stock exchange, without the prior consent of each of the other parties hereto, which consent will not be unreasonably withheld, conditioned or delayed. Without prior consent of the other parties hereto, each party hereto may disseminate information substantially similar to information included in a press release or other document previously approved for public distribution by the other parties hereto. Each party hereto will promptly make available to the other parties hereto copies of any written communications made without prior consultation with the other parties hereto pursuant to the immediately preceding sentence. The restrictions of this Section 6.3 will not apply to communications by Parent, Merger Sub or the Company regarding a Company Acquisition Proposal or a Company Adverse Recommendation Change or following a Company Adverse Recommendation Change.

6.4.         Approvals and Consents.

(a)    The Company and Parent shall, as promptly as possible, (i) make, or cause or be made, cooperate with the other party hereto and use (and shall cause its respective Affiliates to use) its reasonable best efforts to promptly (i) take or cause to be taken, all actions, and do, or cause to be done, all things, necessary proper or advisable to cause the conditions to Closing set forth in SECTION 7 to be satisfied as promptly as practicable, including preparing and filing promptly and fully all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents under applicable Laws; and (ii) obtain, or cause to be obtained, all consents, authorizations, orders and approvals from, and make all filings with, all Governmental Authorities that may be or become necessary for its execution and delivery of this Agreement and the performance of its obligations pursuant to this Agreement. The Company will use its reasonable best efforts to obtain any consent, approval or waiver, or give any notice, with respect to Company Material Contracts listed in Section 6.4 of the Company Disclosure Letter. Each party shall cooperate fully with the other party and its Affiliates in promptly seeking to obtain all such consents, authorizations, orders and approvals. The parties hereto shall not willfully take any action that will have the effect of delaying, impairing or impeding the receipt of any required consents, authorizations, orders and approvals.

(b)    Notwithstanding anything in this Agreement to the contrary, reasonable best efforts will not obligate the Parent, the Company, the Surviving Corporation or any other Subsidiary of Parent or the Company to: (i) undertake or enter into agreements or agree to the entry of an order or decree with any Governmental Authority, (ii) commit to sell or dispose of, or hold separate or agree to sell or otherwise dispose of, assets, categories of assets or businesses of the Parent, the Company, the Surviving Corporation or any other Subsidiary of Parent or the Company, (iii) commit to terminate, amend or replace any existing relationships and contractual rights and obligations of Parent, the Company, the Surviving Corporation or any other Subsidiary of Parent or the Company, (iv) terminate any relevant venture or other arrangement of Parent, the Company, the Surviving Corporation or any other Subsidiary of Parent or the Company or (v) effectuate any other change or restructuring of Parent, the Company, the Surviving Corporation or any other Subsidiary of Parent or the Company.

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(c)    All analyses, appearances, meetings, discussions, presentations, memoranda, briefs, filings, arguments, and proposals made by or on behalf of either party before any Governmental Authority or the staff or regulators of any Governmental Authority, in connection with the transactions contemplated hereunder shall be disclosed to the other party hereunder in advance of any filing, submission, disclosure or attendance, it being the intent that the parties will consult and cooperate with one another, and consider in good faith the views of one another, in connection with any such analyses, appearances, meetings, discussions, presentations, memoranda, briefs, filings, arguments, and proposals. Each party shall give notice to the other party with respect to any meeting, discussion, appearance, presentation or other contact with any Governmental Authority or the staff or regulators of any Governmental Authority, with such notice being sufficient to provide the other party with the opportunity to attend and participate in such meeting, discussion, appearance, presentation or other contact.

6.5.        Notification of Certain Matters; Litigation. Each party hereto will deliver prompt notice to the other parties hereto of (a) the occurrence or non-occurrence of any event the occurrence or non-occurrence of which would cause any representation or warranty made in this Agreement by such party to be untrue or inaccurate in any material respect at any time from the date of this Agreement to the Effective Time, (b) any condition set forth in Section 7.1, Section 7.2 and Section 7.3 that is unsatisfied at any time between the date of this Agreement and the Effective Time, (c) any material failure of such party or any of its Representatives to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that no such notification will affect the representations, warranties, covenants or agreements of such party, the conditions to the obligations of the other parties under this Agreement or the remedies available to a party receiving such notification. Without limiting the foregoing, the Company will promptly after it has notice of any of the following notify Parent of (i) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated hereby, (ii) any notice or other communication from any Governmental Authority in connection with the transactions contemplated hereby and (iii) Proceedings instituted or threatened against the Company or any of its directors, officers or Affiliates, including by any holders of the Shares of the Company, before any court or Governmental Authority, relating to or involving or otherwise affecting the Company or any Company Subsidiary that, if pending on the date of this Agreement, would have been required to have been disclosed in accordance with this Agreement or relating to this Agreement or the transactions contemplated hereby, or seeking damages or discovery in connection with such transactions. The Company will consult with Parent with respect to the defense or settlement of any such Proceedings, will consider Parent’s views with respect to such Proceedings, and will not settle or materially stipulate with respect to any such Proceedings without Parent’s written consent (not to be unreasonably withheld, conditioned or delayed).

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6.6.         Indemnification.

(a)    Parent agrees that any rights to indemnification or exculpation now existing in favor of the directors or officers of the Company and the directors or officers of each Company Subsidiary (the “Indemnified Parties” and, each, an “Indemnified Party”) as provided in their respective organizational documents or indemnification agreements, in effect as of the date of this Agreement, with respect to matters occurring at or prior to the Effective Time will survive the Merger and will continue in full force and effect for a period of six (6) years after the Effective Time. During such period, Parent will not, nor will it permit the Surviving Corporation to, amend, repeal or otherwise modify such provisions for indemnification in any manner that would materially and adversely affect the rights thereunder of individuals who at any time on or prior to the Effective Time were directors or officers of the Company or directors or officers of any Company Subsidiary with respect to actions or omissions occurring at or prior to the Effective Time (including the transactions contemplated hereby), unless such modification is required by Law; provided, however, that if any claim is asserted or made either prior to the Effective Time or within such six (6) year period, all rights to indemnification with respect to any such claim or claims will continue until disposition of all such claims.

(b)    For a period of six (6) years from the Effective Time, Parent agrees that all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time (whether asserted or claimed prior to, at or after the Effective Time) (i) now existing in favor of the current or former directors or officers of the Company or any Company Subsidiary and (ii) any other indemnification or other similar agreements of the Company or any Company Subsidiary set forth in Section 6.6(b) of the Company Disclosure Schedule, in each case as in effect on the date of this Agreement, shall continue in full force and effect in accordance with their terms, and Parent shall cause the Company and each Company Subsidiary to perform their obligations thereunder. Without limiting the foregoing, from the Effective Time until the sixth anniversary of the date on which the Effective Time occurs, (A) Parent shall cause the Surviving Corporation (together with its successors and assigns, the “Indemnifying Parties”) to, and the Surviving Corporation agrees that it will, to the fullest extent permitted under applicable Law, indemnify and hold harmless each Indemnified Party in his or her capacity as an officer or director of the Company or a Company Subsidiary against all losses, claims, damages, liabilities, fees, expenses, judgments or fines incurred by such Indemnified Party as an officer or director of the Company or a Company Subsidiary in connection with any pending or threatened proceeding based on or arising out of, in whole or in part, the fact that such Indemnified Party is or was a director or officer of the Company or a Company Subsidiary at or prior to the Effective Time and pertaining to any and all matters pending, existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, including any such matter arising under any claim with respect to the transactions contemplated hereby and (B) the Indemnifying Parties shall, to the fullest extent permitted under applicable Laws, advance reasonable and documented out-of-pocket costs and expenses (including reasonable and documented attorneys’ fees) incurred by the Indemnified Parties in connection with matters for which such Indemnified Parties are eligible to be indemnified pursuant to this Section 6.6(b) within fifteen (15) days after receipt by the Surviving Corporation of a written request for such advance, subject to the execution by such Indemnified Parties of appropriate undertakings in favor of the Indemnifying Parties to repay such advanced costs and expenses if it is ultimately determined in a final and non-appealable judgment of a court of competent jurisdiction that such Indemnified Party is not entitled to be indemnified under this Section 6.6(b).

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(c)    Subject to the next sentence, the Company may (i) maintain, at no expense to the beneficiaries, in effect for six (6) years from the Effective Time, the current policies of the directors’ and officers’ liability insurance, including EPL and Fiduciary Liability Policy maintained by the Company (collectively, the “Current D&O Insurance”) with respect to matters existing or occurring at or prior to the Effective Time (including the transactions contemplated hereby), so long as the annual premium therefor, on an aggregate basis, would not be in excess of three hundred percent (300%) of the last annual premium for the Current D&O Insurance, on an aggregate basis, paid prior to the Effective Time (such three hundred percent (300%), the “Maximum Premium”), or (ii) on terms with respect to coverage, deductibles and amounts no less favorable than the existing policy, purchase (through a nationally recognized insurance broker) a six (6) year “tail policy” for the existing policy effective as of the Effective Time, for a premium not in excess of the Maximum Premium, with respect to the Current D&O Insurance (a “Reporting Tail Endorsement”) and maintain such endorsement in full force and effect for its full term. If the Company’s or the Surviving Corporation’s existing insurance expires, is terminated or canceled during such six (6) year period or exceeds the Maximum Premium, the Surviving Corporation will obtain, and Parent will cause the Surviving Corporation to obtain, as much directors’ and officers’ liability insurance as can be obtained for the remainder of such period for an annualized premium not in excess of the Maximum Premium.

(d)    In the event that the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, the Surviving Corporation, as applicable, will cause proper provision to be made so that the successors and assigns of such Surviving Corporation assume the obligations set forth in this Section 6.6, unless such result occurs by operation of Law.

(e)    The provisions of this Section 6.6 will survive the consummation of the Merger and (i) are intended to be for the benefit of, and will be enforceable by, each Indemnified Party, his or her heirs, successors, assigns and representatives, and (ii) are in addition to, and not in substitution for, any other rights to indemnification, advancement of expenses, exculpation or contribution that any such Person may have by contract or otherwise. Unless required by applicable Law, this Section 6.6 may not be amended, altered or repealed after the Effective Time in such a manner as to adversely affect the rights of any Indemnified Parties or any of their successors, assigns or heirs without the prior written consent of the affected Indemnified Party.

6.7.        Fee Schedule. Prior to the Effective Time, the Company will provide Parent with (i) a schedule of any annuities and maintenance fees with respect to Registered Company Intellectual Property, including in particular those necessary for maintaining the Registered Company Intellectual Property in full force and effect (the “Fee Schedule”), falling due within ninety (90) days of the Effective Time, (ii) all material documentation and correspondence relating to any of the Registered Company Intellectual Property, (iii) electronic copies of material documentation relating to any of the Registered Company Intellectual Property to the extent maintained on the Company’s system or the Company’s patent counsel’s system, (iv) a docket report showing all outstanding deadlines for Registered Company Intellectual Property, and (v) bibliographic and docketing information in an electronic form as maintained by the Company. The Company will remain responsible for taking care of all pending fees and actions (whether or not set out in the Fee Schedule) for Registered Company Intellectual Property that fall due prior to the Effective Time. As of the Effective Time, the Company or the Company’s patent counsel, at Parent’s cost, will have completed the payment or filing of any pending taxes, fees and actions for Registered Company Intellectual Property that fall due within thirty (30) days following the Effective Time.

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6.8.       401(k); Benefit Plans. Except with the prior written consent of Parent, during the period from the date of this Agreement to the Effective Time, the Company will not (i) make any contribution to the Company’s 401(k) plan other than as required in accordance with such plan as in effect on the date of this Agreement or (ii) make any required contribution to the Company’s 401(k) plan in Shares. If requested by Parent in writing, the Company will terminate the Company’s 401(k) Plan prior to the Effective Time (but subject to the consummation of the Merger). In the event that Parent requests that the Company’s 401(k) Plan (the “Company 401(k) Plan”) be terminated, the Company will provide Parent with evidence that the Company 401(k) Plan has been terminated (the form and substance of which will be subject to review and approval by Parent).

6.9.         Employee Benefits.

(a)    Until the first anniversary of the Effective Time (or an earlier termination of the relevant employee’s employment), (i) each employee of the Company or any Company Subsidiary who continues to be employed by the Surviving Corporation or any of its Subsidiaries following the Effective Time (a “Continuing Employee”) will be provided an annual base salary or wage rate and annual cash bonus opportunity that are, in each case, substantially comparable to the annual base salary or wage rate and annual cash bonus opportunity provided to such Continuing Employee as of immediately prior to the Effective Time, and (ii) Continuing Employees will be provided broad-based employee benefits that are substantially comparable in the aggregate to the broad-based employee benefits (excluding equity compensation, change in control, transaction or retention payments, defined benefit, nonqualified deferred compensation, severance benefits, post-retirement or retiree medical benefits (the “Excluded Benefits”)) that (A) are in effect immediately prior to the Effective Time or (B) that are substantially comparable in the aggregate to the employee benefits provided to similarly situated Parent employees based on levels of responsibility and seniority (excluding the Excluded Benefits). Nothing herein is intended to result in a duplication of benefits.

(b)    To the maximum extent permitted in accordance with applicable benefit plans of Parent or its Affiliates (other than with respect to Excluded Benefits), each Continuing Employee who participates in any such plan will receive service credit for all periods of employment with the Company or any Company Subsidiary, as applicable, prior to the Effective Time for purposes of vesting and eligibility under Parent’s or any of Affiliate’s vacation program and any health and welfare plan, in each case, in accordance with the terms of such plans, to the same extent and for the same purposes thereunder as such service was recognized under an analogous Benefit Plan in effect on the date of this Agreement; provided, that the foregoing will not apply to the extent that its application would result in a duplication of benefits with respect to the same period of service; provided, further, that the Company has made available to Parent such information as is reasonably requested by Parent to satisfy its obligations under this Section 6.9(b). If, on or after the Effective Time, any Continuing Employee becomes covered by any benefit plan providing medical, dental, health, pharmaceutical or vision benefits (a “Successor Plan”), other than the plan in which he or she participated immediately prior to the Effective Time (a “Prior Plan”), Parent will use reasonable best efforts to (1) cause any restrictions or limitations with respect to pre-existing condition exclusions and actively-at-work requirements to be waived for such Continuing Employee and his or her eligible dependents (except to the extent such exclusions or requirements were applicable under the corresponding Prior Plan), and (2) permit such Continuing Employee to take into account any eligible expenses incurred by such employee and his or her covered dependents during the plan year in which the employee elects to be covered by the Successor Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such employee and/or his or her covered dependents for that year, to the extent that such expenses were incurred during the applicable period in which such employee or covered dependent was covered by a corresponding Prior Plan.

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(c)    The provisions contained in this Section 6.9 are included for the sole benefit of the parties hereto, and nothing in this Section 6.9, whether express or implied, will create any third-party beneficiary or other rights in any other person, including, without limitation, any current or former employee, director, officer, other service provider, any participant in any Benefit Plan or other benefit plan or arrangement, or any dependent or beneficiary thereof, or any right to continued employment or service, or any term or condition of employment with the Company, any Company Subsidiary, Parent, the Surviving Corporation or any of their respective Affiliates. Nothing contained herein, whether express or implied, will be treated as the establishment of, amendment to, waiver or other modification of any Benefit Plan or other employee benefit plan, program, policy, agreement, or arrangement, or will limit the right of the Company, any Company Subsidiary, Parent, the Surviving Corporation or any of their respective Affiliates to amend, terminate or otherwise modify any Benefit Plan or other employee benefit plan, program, policy, agreement, or arrangement in accordance with its terms.

6.10.      State Takeover Laws. If any “fair price”, “business combination” or “control share acquisition” statute or other similar statute or regulation is or may become applicable to any of the transactions contemplated hereby, the parties hereto will use their respective commercially reasonable efforts to (a) take such actions as are reasonably necessary so that the transactions contemplated hereunder may be consummated as promptly as practicable on the terms contemplated hereby and (b) otherwise take all such actions as are reasonably necessary to eliminate or minimize the effects of any such statute or regulation on such transactions.

6.11.      FIRPTA Certificate. Prior to the Effective Time, the Company will execute and deliver to Parent and Merger Sub a certificate (in a form reasonably acceptable to Parent and Merger Sub) conforming to the requirements of Treasury Regulations Sections 1.1445-2(c)(3) and 1.897-2(h).

6.12.      Cooperation. After the date hereof and prior to the Effective Time, the Company shall make available to Parent all reasonably relevant records and information and use reasonable best efforts to make available any relevant third party advisors, in each case as Parent may reasonably request, in connection with any Tax matters relating to the Merger, including with respect to its structure and Parent’s integration planning.  For the avoidance of doubt, this Section 6.12 shall not require the Company to take any actions that are effective prior to the Closing or would reasonably be expected to prevent or delay the consummation of the Merger.

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6.13.    Further Assurances. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of the Surviving Corporation and Parent will use all reasonable efforts to take, or cause to be taken, all such necessary actions. Parent will cause Merger Sub to fulfill all Merger Sub’s obligations in accordance with this Agreement.

SECTION 7- CONDITIONS PRECEDENT TO THE OBLIGATION
OF PARTIES TO CONSUMMATE THE MERGER

7.1.         Conditions to Obligations of Each Party to Effect the Merger. The respective obligations of each party hereto to effect the Merger will be subject to the satisfaction or written waiver at or prior to Effective Time of the following conditions:

(a)    Company Requisite Vote. This Agreement will have been duly adopted by stockholders of the Company constituting the Company Requisite Vote in accordance with applicable Law, the Certificate of Incorporation and the Bylaws at the Stockholders Meeting.

(b)    Statutes; Court Orders. No statute, rule or regulation will have been enacted, issued, enforced or promulgated and remain in effect by any Governmental Authority which prohibits the consummation of the Merger, and there will be no order or injunction of a court of competent jurisdiction in effect prohibiting or making illegal the consummation of the Merger.

7.2.         Additional Conditions to the Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to effect the Merger will be subject to the satisfaction or written waiver at or prior to the Effective Time of the following conditions:

(a)    Legal Proceedings. No suit, action or proceeding by a Governmental Authority is pending in connection with the transactions contemplated by this Agreement (1) seeking to prohibit or impose any material limitations on Parent’s or Merger Sub’s ownership or operation (or that of any of their respective Subsidiaries or affiliates) of all or any material portion of their or the Company’s or any Company Subsidiary’s businesses or assets, taken as a whole, or to compel Parent or Merger Sub or their respective Subsidiaries or affiliates to dispose of or hold separate any material portion of the business or assets of the Company or Parent or their respective Subsidiaries, (2) seeking to prohibit or make illegal the making or consummation of the Merger or the performance of any of the other transactions contemplated by the Agreement, (3) seeking to impose material limitations on the ability of Merger Sub or Parent effectively to exercise full rights of ownership of the Shares or (4) seeking to require divestiture by Parent or any of its Subsidiaries or affiliates of any Shares.

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(b)    Representations, Warranties and Covenants. Each of (i) the representations and warranties of the Company contained in this Agreement, other than those set forth in Section 3.1, Section 3.2(b)-(f), Section 3.3, Section 3.4(a)(i) and Section 3.25, are true and correct, without giving effect to the words “materially” or “material” or to any qualification based on the defined term “Company Material Adverse Effect”, as of the date of this Agreement and as of the Effective Time as if made as of such date (except for those representations and warranties which address matters only as of an earlier date, which shall have been true and correct as of such earlier date), except where the failure to be so true and correct has not had, or would not reasonably be expected to have, a Company Material Adverse Effect; (ii) the representations and warranties of the Company contained in Section 3.1, Section 3.2(b)-(f), Section 3.3, Section 3.4(a)(i) and Section 3.25 are true and correct in all material respects as of the date of this Agreement and as of the Effective Time as if made as of such date (except for those representations and warranties which address matters only as of an earlier date, which shall have been true and correct as of such earlier date); and (iii) the representations and warranties of the Company contained in Section 3.2(a) are true and correct in all respects, as of the date of this Agreement and as of the Effective Time as if made as of such date (except for those representations and warranties which address matters only as of an earlier date, which shall have been true and correct as of such earlier date), subject only to de minimis deviations.

(c)    Performance of Obligations of the Company. The Company will have performed and complied with, in all material respects, its agreements, obligations and covenants required to be performed by it under this Agreement at or prior to the Effective Time.

(d)    No Company Material Adverse Effect. Since the date of this Agreement, there shall not have occurred any Company Material Adverse Effect that is continuing.

(e)    Closing Certificate. The Company will have furnished Parent with a certificate dated as of the Closing Date signed on its behalf by its Chief Executive Officer or Chief Financial Officer to the effect that the conditions set forth in Sections 7.2(b), (c) and (d) have been satisfied.

7.3.         Additional Conditions to the Obligations of the Company.

(a)    Representations, Warranties and Covenants. Each of (i) the representations and warranties of Parent and Merger Sub contained in Section 4.1 and Section 4.2 are true and correct in all material respects as of the date of this Agreement and as of the Effective Time as if made as of such date (except for those representations and warranties which address matters only as of an earlier date which shall have been true and correct as of such earlier date); and (ii) each of the other representations and warranties of Parent and Merger Sub contained in SECTION 4 of this Agreement are true and correct, without giving effect to the words “materially” or “material” or to any qualification based on the defined term “Parent Material Adverse Effect,” as of the date of this Agreement and as of the Effective Time as if made as of such date (except for those representations and warranties which address matters only as of an earlier date which shall have been true and correct as of such earlier date), except where the failure to be so true and correct has not had, or would not reasonably be expected to have, a Parent Material Adverse Effect.

(b)    Performance of Obligations of Parent and Merger Sub. Each of Parent and Merger Sub will have performed in all material respects the covenants and obligations required to be performed by it under this Agreement at or prior to the Effective Time.

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(c)    Closing Certificate. Parent and Merger Sub will have furnished the Company with a certificate dated as of the Closing Date signed on its behalf by a duly appointed officer or other authorized signatory of Parent and Merger Sub, respectively, to the effect that the conditions set forth in Sections 7.3(a) and (b) have been satisfied.

7.4.        Frustration of Closing Conditions. No party hereto may rely on the failure of any condition set forth in SECTION 7 to be satisfied if such failure was caused by such party’s failure to act in good faith or use its reasonable best efforts to consummate the transactions contemplated hereby, as required by and subject to Section 6.4.

SECTION 8- TERMINATION, AMENDMENT AND WAIVER

8.1.       Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Effective Time, whether before or after the Company Requisite Vote is obtained:

(a)      by mutual written consent of Parent and the Company;

(b)      by either Parent or the Company:

(i)    (A) a court of competent jurisdiction or other Governmental Authority has issued an Order or ruling or taken any other action, and such order, decree or ruling or other action has become final and non-appealable, or (B) there exists any statute, rule or regulation, in each case of the foregoing clauses (A) and (B), permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger (collectively, the “Restraints”); provided, however, that the right to terminate this Agreement in accordance with this Section 8.1(b)(i) will not be available to any party hereto whose action or failure to fulfill any obligation under this Agreement has been the principal cause of such Restraint or the failure to remove such Restraint;

(ii)    on or after October 30, 2024 (the “Outside Date”)] if the Effective Time has not occurred prior to such date; provided, that, such date may be extended by mutual consent in a written instrument duly executed by each of the Company and the Parent; provided further, however, that the right to terminate this Agreement in accordance with this Section 8.1(b)(ii) will not be available to any party hereto whose action or failure to fulfill any obligation under this Agreement has been the principal cause of the failure of the Effective Time to occur by such date; or

(iii)    if the Company Requisite Vote shall not have been obtained at the Stockholders Meeting duly convened therefor or at any adjournment or postponement thereof; provided, however, that the right to terminate this Agreement under this Section 8.1(b)(iii) will not be available to any party whose material breach of this Agreement has been the principal cause of, or resulted in, the failure to obtain the Company Requisite Vote.

(c)      by Parent or the Merger Sub:

(i)     if there has been a breach by the Company of, or inaccuracy in, any representation, warranty, covenant or agreement of the Company set forth in this Agreement such that a condition set forth in Section 7.2(b) or Section 7.2(c) would not be then satisfied measured as of the time Parent asserts a right of termination under this Section 8.1(c) (and any such breach has not been cured within twenty (20) days following notice by Parent thereof or such breach is not reasonably capable of being cured); provided, that Parent and Merger Sub shall not be entitled to terminate this Agreement pursuant to this Section 8.1(c) if Parent or Merger Sub is then in breach of any representation, warranty, covenant or agreement, which breach would result in a failure of a condition set forth in Section 7.1 or Section 7.3; or

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(ii)    if at any time prior to the Stockholders Meeting, (A) the Company Board of Directors has effected a Company Adverse Recommendation Change or (B) the Company has materially breached its obligations under Section 5.2 and has not cured such breach (to the extent such breach is curable) within five (5) Business Days of receipt of a notice of such breach from Parent.

(d)       by the Company:

(i)    if, prior to the Effective Time, there has been a breach by Parent or Merger Sub of, or any inaccuracy in, any representation, warranty, covenant or other agreement of Parent or Merger Sub set forth in this Agreement such that a condition set forth in Section 7.3(a) or 7.3(b) would be then satisfied, measured as of the time the Company asserts a right of termination under this Section 8.1(d) (and such breach or inaccuracy has not been cured within twenty (20) days following notice by the Company thereof or such breach or inaccuracy is not reasonably capable of being cured); provided, that the Company shall not be entitled to terminate this Agreement pursuant to this Section 8.1(d) if the Company is then in breach of any representation, warranty, covenant or agreement, which breach would result in a failure of a condition set forth in Section 7.1 or Section 7.2; or

(ii)    at any time prior to the receipt of the Company Requisite Vote, in order to accept a Superior Proposal; provided, however, that the Company (i) has not materially breached any of its obligations under Section 5.2 and (ii) has paid the Termination Fee.

8.2.         Effect of Termination.

(a)    Any termination of this Agreement in accordance with Section 8.1 will be effective immediately upon the delivery of a written notice of the terminating party to the other party hereto and, if then due, payment of the Termination Fee. If this Agreement is terminated in accordance with Section 8.1, this Agreement will become null and void and be of no further force or effect and there will be no liability on the part of Parent, Merger Sub or the Company (or any of their respective directors, officers, employees, stockholders, agents or Representatives), except as set forth in the last sentence of Section 6.2, SECTION 8 and SECTION 9, each of which will remain in full force and effect and survive any termination of this Agreement; provided, however, that nothing herein will relieve any party from liability for fraud or intentional or willful breach of any of its representations, warranties, covenants or agreements set forth in this Agreement.

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(b)    If Parent terminates this Agreement in accordance with Section 8.1(c)(ii)(A), the Company will promptly pay Parent a termination fee (the “Termination Fee”) of $3,600,000 in cash, but in no event later than two (2) Business Days after the date of receipt of Parent’s termination notice. If the Company terminates this Agreement in accordance with Section 8.1(d)(ii), it will, in connection with and as a condition to such termination, pay Parent the Termination Fee. If (i) Parent or the Company, as applicable, terminates this Agreement in accordance with Section 8.1(b)(ii), Section 8.1(b)(iii) or Section 8.1(c)(i), (ii) prior to such time, a Company Acquisition Proposal has been made or publicly announced and not subsequently publicly withdrawn, and (iii) within twelve (12) months after the date on which this Agreement shall have been terminated the Company enters into a definitive agreement with respect to a Company Acquisition Proposal or a Company Acquisition Proposal is consummated, then the Company will pay Parent the Termination Fee upon signing a definitive agreement for a transaction relating to a Company Acquisition Proposal (or, if earlier, the consummation of a transaction contemplated by a Company Acquisition Proposal). For the avoidance of doubt, no Termination Fee shall be due to Parent if Parent or the Company, as applicable, terminates the Agreement in accordance with Section 8.1(b)(ii), Section 8.1(b)(iii) or Section 8.1(c)(i) if a Company Acquisition Proposal has not been made or publicly announced prior to any such termination. All amounts due hereunder will be payable by wire transfer in immediately available funds to such account as Parent may designate in writing to the Company. If the Company fails to promptly make any payment required in accordance with this Section 8.2(b), the Company will indemnify Parent for its fees and expenses (including attorneys’ fees and expenses) incurred in connection with pursuing such payment and will pay interest on the amount of the payment at the prime rate of Bank of America (or its successors or assigns) in effect on the date the payment was payable in accordance with this Section 8.2(b).

8.3.         Fees and Expenses. Except as set forth in Section 6.6 and Section 8.2, all fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the party incurring such expenses whether or not the Merger is consummated.

8.4.         Amendment. Subject to Law and as otherwise provided in the Agreement, this Agreement may be amended, modified and supplemented, by written agreement of the parties hereto. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

8.5.         Waiver. At any time prior to the Effective Time, either party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other party hereto or (b) waive compliance with any of the agreements of the other party hereto or any conditions to its own obligations, in each case, only to the extent such obligations, agreements and conditions are intended for its benefit; provided, however, that any such extension or waiver will be binding upon a party hereto only if such extension or waiver is set forth in a writing executed by such party.

SECTION 9- MISCELLANEOUS

9.1.         No Survival. None of the representations and warranties contained herein will survive the Effective Time.

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9.2.       Notices. Any notice or other communication required or permitted hereunder will be in writing and will be deemed given when delivered in person, by overnight courier, by email transmission prior to 6:00 p.m. New York time, upon transmission (provided, that no “bounce back” or similar message of non-delivery is received with respect thereto) or if sent by email transmission after 6:00 p.m. New York time and no “bounce back” or similar message of non-delivery is received with respect thereto, the Business Day following the date of transmission, or two (2) Business Days after being sent by registered or certified mail (postage prepaid, return receipt requested), as follows:

(a)          if to Parent or Merger Sub or, after the Effective Time, to the Surviving Corporation, to it at:

KARL STORZ Endoscopy-America, Inc.

2151 E. Grand Ave.

El Segundo, California 90245

Attn: Carole Mendez, Helene Wahl

Email:

with a copy (which does not constitute notice under this Agreement) to:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

Attn: Emily Oldshue

Email:

Telephone:

(b)          if to the Company, to it at:

Asensus Surgical, Inc.

1 TW Alexander Parkway

Suite 160

Durham, NC 27703

Attention: Anthony Fernando

Email:

With a copy to:

Ballard Spahr LLP

1735 Market Street, 51st Floor

Philadelphia, PA 19103

Attention: Mary J. Mullany

Email:

Any party hereto may by notice delivered in accordance with this Section 9.2 to the other parties hereto designate updated information for notices hereunder. Notice of any change to the address or any of the other details specified in or pursuant to this section will not be deemed to have been received until, and will be deemed to have been received upon, the later of the date specified in such notice or the date that is five (5) Business Days after such notice would otherwise be deemed to have been received pursuant to this section. Nothing in this section will be deemed to constitute consent to the manner or address for service of process in connection with any legal proceeding, including litigation arising out of or in connection with this Agreement.

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9.3.       Entire Agreement. This Agreement (including the Company Disclosure Letter, Annexes and Exhibits hereto and the documents and instruments referenced herein) and the Secured Promissory Note contain the entire agreement among the parties hereto with respect to the Merger and related transactions, and supersede all prior agreements, written or oral, among the parties hereto with respect thereto, other than the Confidentiality Agreement, which will survive and remain in full force and effect (other than the “standstill” provisions which will expire concurrently with the execution and delivery of this Agreement).

9.4.         Governing Law. This Agreement and all actions arising under or in connection therewith will be governed by and construed in accordance with the Laws of the State of Delaware, regardless of any other the Laws that might otherwise govern under applicable principles of conflicts of law.

9.5.          Binding Effect; No Assignment; No Third-Party Beneficiaries.

(a)    This Agreement will not be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other parties hereto, except that (i) Merger Sub may assign, in its sole discretion and without the consent of any other party hereto, any or all of its rights, interests and obligations hereunder to (A) Parent, (B) to Parent and one or more direct or indirect wholly owned Subsidiaries of Parent or (C) to one or more direct or indirect wholly owned Subsidiaries of Parent (each, a “Merger Sub Assignee”) and (ii) Parent may assign, in its sole discretion and without the consent of any other party hereto, any or all of its rights, interests and obligations hereunder to KARL STORZ SE & Co. KG or one or more of KARL STORZ SE & Co. KG’s Controlled Affiliates (each, a “Parent Assignee”); any Merger Sub Assignee and any Parent Assignee may thereafter assign, in its sole discretion and without the consent of any other party hereto, any or all of its rights, interests and obligations hereunder to one or more additional Merger Sub Assignees or Parent Assignees, respectively; provided, however, that in connection with any assignment to any Merger Sub Assignee or Parent Assignee, Parent and Merger Sub (or the assignor) will remain liable for the performance by Parent and Merger Sub (and such assignor, if applicable), as applicable, of their obligations hereunder. Subject to the preceding sentence, but without relieving any party hereto of any obligation hereunder, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

(b)    Other than Section 6.6, which will confer third-party beneficiary rights to the parties identified therein, nothing in this Agreement, express or implied, will confer upon any Person other than Parent, Merger Sub and the Company and their respective successors and permitted assigns any right, benefit or remedy of any nature by reason of this Agreement.

9.6.        Counterparts and Signature. This Agreement may be executed in two (2) or more counterparts (including by an electronic signature, electronic scan or electronic transmission in portable document format (.pdf), including (but not limited to) DocuSign, delivered by electronic mail), each of which will be deemed an original but all of which together will be considered one and the same agreement and will become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart.

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9.7.        Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable. The parties hereto will replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable provision.

9.8.        Submission to Jurisdiction; Waiver. Each of the Company, Parent and Merger Sub irrevocably agrees that any legal action or proceeding with respect to this Agreement or the transactions contemplated hereby or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns shall be brought and determined in the Court of Chancery in the State of Delaware and, if such court declines jurisdiction, any other state court of the State of Delaware or the United States District Court for the District of Delaware, and each of the Company, Parent and Merger Sub hereby irrevocably submits with respect to any action or proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each of the Company, Parent and Merger Sub hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), or (c) to the fullest extent permitted by Law, that (i) the suit, action or Proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or Proceeding is improper or (iii) this Agreement, or the subject matter hereof, is not enforceable in or by such courts.

9.9.         Service of Process. Each party irrevocably consents to the service of process outside the territorial jurisdiction of the courts referred to in Section 9.8 in any such action or proceeding by mailing copies thereof by registered United States mail, postage prepaid, return receipt requested, to its address as specified in or pursuant to Section 9.2. However, the foregoing will not limit the right of a party to effect service of process on the other party by any other legally available method.

9.10.      Rules of Construction. Except where stated otherwise in this Agreement, the following rules of interpretation apply to this Agreement, (a) “either” and “or” are not exclusive and “include”, “includes” and “including” are not limiting, (b) “hereof”, “hereto”, “hereby”, “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, (c) “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if”, (d) descriptive headings, the table of defined terms and the table of contents are inserted for convenience only and do not affect in any way the meaning or interpretation of this Agreement, (e) definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms, (f) references to a Person are also to its permitted successors and assigns, (g) references to an “Article”, “Section”, “Exhibit”, “Annex” or “Schedule” refer to an Article or Section of, or an Exhibit, Annex or Schedule to, this Agreement, (h) references to “$” or otherwise to dollar amounts refer to the lawful currency of the United States, (i) references to a federal, state, local or foreign statute or Law shall mean such Law as from time to time amended, modified or supplemented and include any rules, regulations and delegated legislation issued thereunder (j) references to any communication by any Governmental Authority includes a communication by the staff of such Governmental Authority and (k) words denoting any gender will be deemed to include all genders and words denoting natural persons will be deemed to include business entities and vice versa. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party hereto. No summary of this Agreement prepared by any party will affect the meaning or interpretation of this Agreement. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Law, regulation, holding or ruling of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document. Whenever the final day for performance of an obligation under this Agreement, other than an obligation under Section 5.2, falls on a day other than a Business Day, the time period for performance thereof will automatically be extended to the next day that is a Business Day. The term “made available to Parent” as it relates to materials provided to Parent means copies of the subject materials which were made available to Parent or any of its affiliates or Representatives either (i) in the Data Room or (ii) in writing with respect to materials specifically referenced in the Company Disclosure Letter or which become available after the date of this Agreement.

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9.11.       Specific Performance.

(a)    The parties hereto acknowledge and agree that, in the event of any breach of this Agreement, irreparable harm would occur that monetary damages could not make whole. It is accordingly agreed that (i) each party hereto will be entitled, in addition to any other remedy to which it may be entitled at law or in equity, to compel specific performance to prevent or restrain breaches or threatened breaches of this Agreement in any action without the posting of a bond or undertaking and (ii) the parties hereto will, and hereby do, waive, in any action for specific performance, the defense of adequacy of a remedy at law and any other objections to specific performance of this Agreement.

(b)    Notwithstanding the parties’ rights to specific performance pursuant to Section 9.11(a), each party may pursue any other remedy available to it at law or in equity, including monetary damages.

9.12.    No Waiver; Remedies Cumulative. No failure or delay by any party hereto in the exercise of any right hereunder will impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor will any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive to, and not exclusive of, any rights or remedies otherwise available.

9.13.      Waiver of Jury Trial. EACH OF PARENT, COMPANY AND MERGER SUB HEREBY IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENT OR ACTION RELATED HERETO OR THERETO. Each party to this Agreement certifies and acknowledges that (a) no Representative of any other party has represented, expressly or otherwise, that such other party would not seek to enforce the foregoing waiver in the event of a legal action, (b) such party has considered the implications of this waiver, (c) such party makes this waiver voluntarily, and (d) such party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 9.13.

* * *

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement and Plan of Merger as of the date first written above.

Asensus Surgical, Inc.

By:	/s/ Anthony Fernando
Name: Anthony Fernando
Title: Chief Executive Officer and President

[Signature Page to Agreement and Plan of Merger]

KARL STORZ ENDOSCOPY-AMERICA, INC.

By:	/s/ Sonal Matai
Name:	Sonal Matai
Title:	Managing Director

[Signature Page to Agreement and Plan of Merger]

Karl Storz California Inc.

By:	/s/ Sonal Matai
Name:	Sonal Matai
Title:	President

[Signature Page to Agreement and Plan of Merger]

Annex I
DEFINITIONS

“Affiliate” means, with respect to any Person, any individual, partnership, corporation, entity or other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, the first Person specified.

“Business Day” means any day on which the principal offices of the SEC in Washington, DC are open to accept filings other than a day on which banking institutions located in New York, New York or San Diego, California are permitted or required by Law to remain closed.

“Company Acquisition Proposal” means an inquiry, proposal or offer (whether or not in writing) from any Person (other than Parent or any of its Subsidiaries) relating to, or that is reasonably expected to lead to (in one transaction or a series of transactions) any (i) merger, consolidation, share exchange, business combination, recapitalization, reorganization, dissolution, liquidation, joint venture or similar transaction involving the Company or any Company Subsidiary, pursuant to which any Person or group of related Persons would beneficially own or control, directly or indirectly, twenty percent (20%) or more (on a non-diluted basis) of any class of equity or voting securities of the Company or any Company Subsidiary or any resulting parent company of the Company or any Company Subsidiary, (ii) sale, lease, license or other disposition, directly or indirectly, of assets of the Company (including capital stock or other equity interests of any Company Subsidiary) or any Company Subsidiary representing twenty percent (20%) or more of the consolidated assets, net revenues or net income of the Company and all Company Subsidiaries, taken as a whole, or to which twenty percent (20%) or more of the revenues, earnings or assets of the Company and each Company Subsidiary, taken as a whole and on a consolidated basis, are attributable, (iii) issuance or sale or other disposition of capital stock or other equity interests representing twenty percent (20%) or more (on a non-diluted basis) of any class of equity or voting securities of the Company, (iv) tender offer, exchange offer or any other transaction or series of transactions that, if consummated, would result in any Person or group of related Persons, directly or indirectly, beneficially owning or having the right to acquire beneficial ownership of capital stock or other equity interests representing twenty percent (20%) or more (on a non-diluted basis) of any class of equity or voting securities of the Company or (v) combination of the foregoing.

“Company Adverse Recommendation Change” means, with respect to any action by the Company Board of Directors, (a) withdrawing, amending, changing, modifying for qualifying, or otherwise proposing publicly to withdraw, amend, change, modify or qualify, in a manner adverse to Parent or Merger Sub, the Company Board Recommendation, (b) failing to make the Company Board Recommendation in the Proxy Statement, (c) approving or recommending or declaring advisable, or otherwise proposing publicly to approve or recommend or declare advisable, any Company Acquisition Proposal, (d) if a Company Acquisition Proposal has been publicly disclosed, failing to publicly recommend against such Company Acquisition Proposal within ten (10) Business Days of the request of Parent and failing to publicly reaffirm the Company Board Recommendation within such ten (10) Business Day period upon such request or (e) failing to recommend against a tender or exchange offer related to a Company Acquisition Proposal in any position taken in accordance with Rules 14d-9 and 14e-2 promulgated under the Exchange Act.

Annex I-I

“Company Disclosure Letter” means the disclosure letter delivered by the Company to Parent simultaneously with the execution of this Agreement.

“Company Intellectual Property” means all Intellectual Property owned or purported to be owned by the Company or any Company Subsidiary, or used or held for use by the Company or any Company Subsidiary, in the conduct of the business of the Company or any Company Subsidiary as presently conducted or proposed to be conducted.

“Company Intervening Event” means a material event, fact, circumstance, development, occurrence or change not known to the Company Board of Directors at the time the Company Board of Directors initially resolved to make the Company Board Recommendation, which event, fact, circumstance, development, occurrence or change becomes known to the Company Board of Directors prior to the date on which the Company Requisite Vote is obtained; provided, however, that no Company Acquisition Proposal will constitute a Company Intervening Event.

“Company Material Adverse Effect” means any effect, change, development or occurrence that has had, or would reasonably be expected to have, a material adverse effect, individually or in the aggregate, (a) on the business, condition (financial or otherwise), assets, liabilities or results of operations of the Company and each Company Subsidiary, taken as a whole; provided, however, that any effect, change, development or occurrence resulting from the following will not be taken into account in determining whether a Company Material Adverse Effect has occurred: (i) changes in general United States or global economic, regulatory or financial market conditions, (ii) changes in the economic, business and financial environment generally affecting the medical device industry, (iii) in and of itself, any change in the Company’s stock price or any failure by the Company to meet any revenue, earnings or other similar internal or analysts’ projections (it being understood that any effect, change, development or occurrence giving rise to or contributing to such change or failure may be deemed to constitute, or be taken into account in determining whether there has been, a Company Material Adverse Effect), (iv) an act of terrorism or an outbreak or escalation of hostilities or war (whether or not declared) or any natural disasters, health emergencies, including pandemics or epidemics, or other similar force majeure events, including any worsening of such conditions existing as of the date of this Agreement, (v) any adoption, implementation, promulgation, repeal, modification, amendment or other changes in laws or GAAP, (vi) any event, occurrence, circumstance, change or effect arising from fluctuations in the value of any currency or interest rates, (vii) the public announcement or pendency of the Merger or the other transactions contemplated hereby (it being understood and agreed that this clause (vii) will not apply to the representation or warranty contained in Section 3.4), (viii) any event, occurrence, circumstance, change or effect resulting or arising from the identity of Parent or Merger Sub as the acquiror of the Company; (ix) the changes set forth in the Company Disclosure Letter under the heading Annex A, "Company Material Adverse Effect"; or (x) any statement in the Company SEC Documents to the effect that the Company may cease to qualify as a “going concern”; provided, further, that if the effects, changes, developments, events or occurrences set forth in clauses (i), (ii), (iv), (v) and (vi) above, have a disproportionate impact on the Company and each Company Subsidiary, taken as a whole, relative to the other participants in the medical device industry, such effects, changes, developments or occurrences may be taken into account in determining whether a Company Material Adverse Effect has occurred to the extent of such disproportionate impact or (b) on the ability of the Company to perform its obligations in accordance with this Agreement or to prevent or materially delay the consummation of the Merger or any of the other transactions contemplated hereby.

Annex I-2

“Company Organizational Documents” means the certificate of incorporation and bylaws (or such similar organizational or governing documents), each as amended as of the date of this Agreement, of each of the Company and each Company Subsidiary.

“Company Product” means each product or service researched, developed, being developed, designed, manufactured, or marketed, or that has been sold or offered for sale, marketed, distributed, developed, designed, or manufactured by or on behalf of the Company or a Company Subsidiary.

“Company Subsidiary” means any Subsidiary of the Company.

“Company Technology” means any and all Technology owned or purported to be owned by the Company or any Company Subsidiary or used by the Company or any Company Subsidiary in connection with its business as presently conducted or proposed to be conducted.

"Company-Owned Intellectual Property” means all Intellectual Property owned or purported to be owned by the Company or any Company Subsidiary.

“Company-Owned Technology” means any and all Technology owned or purported to be owned by the Company or any Company Subsidiary in connection with its business as presently conducted or proposed to be conducted.

“Computer Systems” means all Software, hardware, databases, websites, computer equipment, networks, interfaces, platforms, systems and other information technology that are owned, operated, used in or necessary for the conduct of the business of the Company or any Company Subsidiary.

“Confidentiality Agreement” means the confidentiality agreement entered into as of February 10, 2022 between Asensus Surgical, Inc. and KARL STORZ SE & Co. KG, as it may be further amended from time to time.

“Contract” means any contract, agreement, subcontract, lease, sublease, conditional sales contract, purchase order, sales order, license, sublicense, indenture, note, bond, loan, instrument, binding undertaking, commitment or other agreement, in each case, whether written or oral.

“Control” means the possession, directly or indirectly, of the power to direct, or cause the direction of, the management and policies of a Person, whether through the ownership of voting securities or partnership or other interests, by Contract or otherwise. A general partner or managing member of a Person will always be considered to Control such Person. The terms “Controlling” and “Controlled” and similar words have correlative meanings.

“Copyrights” means works of authorship (whether or not copyrightable, including all rights in Software, whether in source code or object code format), all copyrights (whether or not registered) and all moral rights, including all registrations thereof and applications therefor, and all renewals, extensions, restorations and reversions of the foregoing.

Annex I-3

“Data Room” means the virtual data rooms hosted by Firmex and maintained by the Company as at 4:00 p.m. Eastern Time on June 6, 2024.

“Environmental Laws” means all applicable Laws relating to pollution or the protection or preservation of human health or safety or the environment (including occupational), including Laws relating to emissions, discharges, releases or threatened releases of Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, registration, labeling, or other handling of Hazardous Materials or products containing Hazardous Materials.

“FDA” means the U.S. Food and Drug Administration and any successor agency thereto.

“FDA Laws” means all Laws applicable to the operation of the Company’s or any Company Subsidiary’s business related to the research, investigation, development, production, marketing, distribution, storage, shipping, transport, advertising, labeling, promotion, sale, export, import, use, handling and control, safety, efficacy, reliability or manufacturing of medical devices, including (a) the Federal Food, Drug, and Cosmetic Act of 1938 (21 U.S.C. 301 et. seq.), (b) the rules and regulations promulgated and enforced by FDA thereunder, including those requirements relating to the FDA’s quality system regulation contained in 21 C.F.R. Part 820, investigational use, premarket notification and premarket approval and applications to market new medical devices, (c) Laws governing the conduct of non-clinical laboratory studies, including FDA’s good laboratory practices regulations contained in 21 C.F.R. Part 58, (d) Laws governing the development, conduct, performance, monitoring, subject informed consent, auditing, recording, analysis and reporting of clinical trials, including FDA’s good clinical practice regulations contained in 21 C.F.R. Parts 11, 50, 54, 56 and 812, (e) Laws governing data-gathering activities relating to the detection, assessment, and understanding of adverse events (including adverse event and malfunction reporting under 21 C.F.R. Part 803), (f) the EU Medical Device Directive (Directive 93/42/EEC) and EU Medical Device Regulation (Regulation (EU) 2017/745, as amended by Regulation (EU) 2023/607), and (g) all comparable state, federal or foreign Laws relating to any of the foregoing.

“FCPA” means the U.S. Foreign Corrupt Practices Act of 1977, as amended.

“Government Official” means (i) any elected or appointed government official (e.g., a legislator or a member of a ministry of health); (ii) any employee or person acting for or on behalf of a government, a government department or agency, an institution or entity owned or controlled by a government (e.g., a healthcare professional employed by a government-owned or -controlled hospital, or a person serving on a healthcare committee that advises a government), or an enterprise or instrumentality performing a governmental function; (iii) any candidate for public office, or officer, employee, or person acting for or on behalf of a political party or candidate for public office; (iv) an employee or person acting for or on behalf of a public international organization (e.g., the United Nations, the Red Cross, or the World Bank); (v) any member of a military or a royal or ruling family; and (vi) any person otherwise categorized as a government official under Law.

“Governmental Authority” means any court, nation, government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to or on behalf of, government (including, for avoidance of doubt, any Tax authority).

Annex I-4

“Hazardous Materials” means any material (including biological material), substance, chemical or waste (or combination thereof) that (a) is listed, defined, designated, regulated or classified as hazardous, toxic, radioactive, dangerous, a pollutant, a contaminant, a substance of concern, petroleum, oil, PFAS or PFOS, or words of similar meaning or effect under any Environmental Law or (b) can form the basis of any liability under any Environmental Law.

“Healthcare Laws” means, to the extent related to the conduct of the Company’s or any Company Subsidiary’s business, as applicable, as of the date of this Agreement, means all Laws of any Governmental Authority pertaining to healthcare regulatory matters applicable to the Company’s operations, Products, and assets, including but not limited to: (a) all federal and state fraud and abuse Laws, including, the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), the Stark Law (42 U.S.C. § 1395nn), the civil False Claims Act (31 U.S.C. § 3729 et seq.), Sections 1320a-7 and 1320a-7a of Title 42 of the United States Code and the regulations promulgated pursuant to such statutes; (b) HIPAA, and comparable state Laws regulating the privacy and security of Personal Information; (c) Titles XVIII (42 U.S.C. §1395 et seq.) and XIX (42 U.S.C. §1396 et seq.) of the Social Security Act and the regulations promulgated thereunder; (d) the Physician Payments Sunshine Act (42 U.S.C. § 1320a-7h) and state or local Laws regulating or requiring reporting of interactions between pharmaceutical manufacturers and members of the healthcare industry and regulations promulgated thereunder; (e) FDA Laws, (f) any and all other health care Laws and regulations from any domestic or international jurisdiction applicable to the Company or any Company Subsidiary or affecting their respective businesses; and (g) any rules, regulations, and legally binding directives, policy statements, or guidance promulgated or issued pursuant to such laws; and as each of the foregoing may be amended from time to time.

“HIPAA” means the security and privacy standards adopted pursuant to the Health Insurance Portability and Accountability Act of 1996 and the Health Information Technology for Economic and Clinical Health Act of 2009, as amended, and implementing regulations.

“Indebtedness” means without duplication and including all prepayment penalties, breakage costs and all other related, similar fees, (a) any indebtedness or other obligation for borrowed money (including the issuance of any debt security), whether current, short-term or long-term and whether secured or unsecured, (b) any indebtedness evidenced by a note, bond, debenture or other security or similar instrument, (c) any liabilities or obligations with respect to interest rate swaps, collars, caps and similar hedging obligations, (d) any capitalized lease obligations, (e) any direct or contingent obligations under letters of credit, bankers’ acceptances, bank guarantees, surety bonds and similar instruments, each to the extent drawn upon (other than letters of credit used as security for leases), (f) any obligation to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business), and (g) guarantees with respect to clauses (a) through (f) above, including guarantees of another Person’s Indebtedness or any obligation of another Person (other than, in any case, accounts payable to trade creditors and accrued expenses, in each case arising in the ordinary course of business).

Annex I-5

“Intellectual Property” means any and all intellectual property or proprietary rights, however, denominated, throughout the world, including rights in any of the following: (a) Patents, (b) Trademarks, (c) Copyrights, (d) Trade Secrets, (e) Software, (f) all other intellectual property, proprietary and industrial property rights and assets of any kind, including rights of publicity and rights of privacy; and (g) all actions and rights to sue at law or in equity for any past, present or future infringement, misappropriation, dilution, violation or other impairment of any of the foregoing, including the right to receive all proceeds and damages therefrom, and all rights to obtain renewals, continuations, divisions, or other extensions of legal protections pertaining to the foregoing.

“Intellectual Property Agreement” means any in-license (including in-sublicense), out-license (including out-sublicense), consent to use, covenant not to sue, non-assertion, coexistence, settlement or similar Contract concerning Company Intellectual Property or concerning Software used by the Company or any Company Subsidiary, which Contract is material to the business of the Company or a Company Subsidiary as presently conducted or as contemplated to be conducted, other than (a) “shrink-wrap”- or “click-through”-type Contracts in each case only containing non-exclusive license grants and entered into with customers in the ordinary course of business, (b) any Contracts for Off-the-Shelf Software and (c) any Contracts for Open Source Material.

“IT Systems” means Computer Systems, hardware, servers, databases, Software, networks, telecommunications systems and related infrastructure.

“Knowledge of the Company” means with respect to any matter in question the actual knowledge, after reasonable inquiry, of the individuals set forth on Annex B of the Company Disclosure Letter.

“Law” means any applicable domestic, federal, state, municipal, local, national, supranational, foreign or other statute, law (whether statutory or common law), constitution, code, ordinance, rule, administrative interpretation, regulation, Order, writ, judgment, decree, directive (including those of any self-regulatory organization), arbitration award, license, permit or any other enforceable requirement of any Governmental Authority.

“Lien” means any liens, restrictive covenants, charges, security interests, claims, mortgages, pledges, encumbrances, license (including sublicense), right of first refusal, preemptive right or similar restriction of any nature.

“Non-U.S. Benefit Plan” means a Benefit Plan that is maintained primarily for the benefit of current or former employees or other individual service providers outside of the United States.

“NYSE American” means the New York Stock American Exchange.

“Off-the-Shelf Software” means generally available, “off-the-shelf”, “click-wrap”, or “shrink-wrapped” Software (including any such software delivered as a service) that is not redistributed by or in connection with the Company’s or any Company Subsidiary’s business and that has total, aggregate annual license, maintenance, and other support cost during the 12-month period prior to the Closing Date of less than $50,000.

“Open Source Material” means Software and other materials that are distributed as “free software” (as defined by the Free Software Foundation) or “open source software” (meaning software distributed under any license approved by the Open Source Initiative as set forth at www.opensource.org).

Annex I-6

“Order” means any decree, order, settlement, consent, stipulation, judgment, injunction, writ, award, temporary restraining order or other order in any Proceeding by or with any Governmental Authority.

“Parent Organizational Documents” means the certificate of incorporation and bylaws (or such similar organizational or governing documents), each as amended as of the date of this Agreement, of each of Parent and Merger Sub.

“Patents” means patents, patent applications and invention disclosures, including divisionals, provisionals, continuations, continuations-in-part, renewals, supplementary protection certificates, extensions, reissues and reexaminations thereof, and all patents that may issue on such applications.

“Permitted Lien” means (a) Liens for Taxes (i) that are not yet due and payable or (ii) the amount and/or validity of which are being contested in good faith and by appropriate proceedings and for which adequate reserves have been maintained in accordance with GAAP, (b) mechanics’, materialmen’s or other similar liens arising by operation of Law with respect to obligations incurred in the ordinary course of business consistent with past practice and which are (i) not yet due and payable or (ii) being contested in good faith by appropriate proceedings and for which adequate reserves have been maintained in accordance with GAAP, (c) Liens arising under equipment leases with third Persons entered into in the ordinary course of business consistent with past practice, (d) non-exclusive licenses granted in the ordinary course of business, (e) other than with respect to Intellectual Property, any other Liens if the underlying obligations are non-monetary, incurred in the ordinary course of business consistent with past practice and do not, individually or in the aggregate, materially impair the continued use and operation of the assets of the Company or any Company Subsidiary to which they relate in the conduct of the business of the Company and each Company Subsidiary, taken as a whole, as currently conducted (or in the case of Liens with respect to Parent and its Subsidiaries, do not, individually or in the aggregate, materially impair the continued use and operation of the assets of Parent and its Subsidiaries to which they relate in the conduct of the business of Parent and its Subsidiaries, taken as a whole, as currently conducted) and (f) with respect to real property, zoning regulations, building codes and other land use regulations or similar laws imposed by any Governmental Authority (excluding Liens imposed by Environmental Laws related to the investigation or remediation of contaminated real property), to the extent not violated by the Company’s or any Company Subsidiary’s current use of such real property (or in the case of Liens with respect to Parent or any of its Subsidiaries, to the extent not violated by Parent’s or any of its Subsidiaries’ current use of such real property).

“Person” means any individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a Governmental Authority.

“Personal Information” means any information or data in any medium that alone or in combination with other information could reasonably identify, or could reasonably be linked, directly or indirectly, to an identified or identifiable individual, household, or device, including any information or data that constitutes “personal information,” “personal data,” “Protected Health Information,” as defined under HIPPA, “PHR identifiable health information” as defined under 16 CFR Part 318.2(e), or any other similar term as defined under and governed by any Privacy Obligation.

Annex I-7

“Privacy Laws” means all applicable state, federal and international privacy, data protection, security, or data breach notification Laws and other applicable Laws related to the Processing of Personal Information, including to the extent applicable the Payment Card Industry Data Security Standard and all rules and operating regulations of the credit card associations, in each case as and to the extent applicable to the operation of their businesses. the California Consumer Privacy Act as amended by the California Privacy Rights Act, and other comprehensive state privacy laws, the General Data Protection Regulation (2016/679) (the “GDPR”) and any national legislation implementing or supplementing the ePrivacy Directive or the GDPR, Japan’s Act on the Protection of Personal Information, the Federal Trade Commission Act, the CAN-SPAM Act, the Telephone Consumer Protection Act, the Health Insurance Portability and Accountability Act, the Telemarketing and Consumer Fraud and Abuse Prevention Act, the Computer Fraud and Abuse Act, state data security laws, state unfair or deceptive trade practices laws, state biometric privacy laws, state healthcare privacy laws, state social security number protection laws, and state data breach notification laws.

“Privacy Obligations” means applicable Privacy Laws, Contracts, self-regulatory standards, and written policies or terms of use of the Company or any Company Subsidiary that are related to privacy, information security, data breach notification, data protection or the Processing of Personal Information including the Payment Card Industry Data Security Standard and all rules and operating regulations of the credit card associations, in each case as and to the extent applicable to the operation of their businesses.

“Proceeding” means any legal, civil, criminal, administrative, regulatory, arbitral, mediatory, enforcement, civil penalty, alternative dispute resolution, debarment, seizure or other proceeding, litigation, suit, action, charge, complaint, subpoena, prosecution, claim, audit, assessment, inquiry or investigation.

“Process” or “Processing” means any operation or set of operations that is performed upon data or information in the possession, custody or control of the Company, the Company Subsidiaries, or any of their respective vendors that Process Personal Information on their behalf and in their service to the Company or the Company Subsidiaries, whether or not by automatic means, including collection, access, acquisition, creation, derivation, recordation, organization, storage, adaptation, alteration, correction, retrieval, maintenance, consultation, use, disclosure, dissemination, transmission, transfer, making available, alignment, combination, blocking, storage, retention, deleting, erasure, or destruction.

“Regulatory Authority” means the FDA, any notified body designated by an EU Member State, and any other Governmental Authority that regulates the research, investigation, development, production, manufacturing, marketing, distribution, storage, shipping, transport, advertising, labeling, promotion, sale, export, import, use handling and control, safety, efficacy, reliability or manufacturing of a product or product candidate.

Annex I-8

“Regulatory Permit” means any governmental license, franchise, permit, certificate, consent, approval, clearance, registration, listing, concession or other authorization required to have been obtained from, or filing required to have been made with, Regulatory Authorities pursuant to any Healthcare Law in order to allow the conduct of a regulated activity.

“Representative” means, with respect to any Person, such Person’s Affiliates and its and their respective officers, directors, managers, partners, employees, accountants, counsel, financial advisors, consultants and other advisors, agents or representatives.

“Sanctioned Country” means, at any time, a country or territory which is itself the subject or target of comprehensive Sanctions (at the time of this Agreement, Crimea, Cuba, Iran, North Korea, Syria, the so-called Donetsk People’s Republic, and the so-called Luhansk People’s Republic).

“Sanctioned Person” means any Person that is the target of Sanctions, including (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Asset Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State, the UN Security Council, the European Union, His Majesty’s Treasury of the United Kingdom, the Federal Department of Finance of Switzerland or such similar Governmental Authority of any European Union Member State, (b) any Person located, organized or resident in a Sanctioned Country, or (c) any Person fifty percent (50%) or more owned or otherwise controlled by any such Person or Persons described in clauses (a) and (b) above.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government through OFAC or the U.S. Department of State, the United Nations Security Council, the European Union or any European Union member state, His Majesty’s Treasury of the United Kingdom or Switzerland.

“Secured Promissory Note” means that certain Secured Promissory Note, dated April 3, 2024, by and between the Company and KARL STORZ SE & Co. KG.

“Security Breach” means any (i) unauthorized or unlawful acquisition of, access to, Processing of, loss of, or misuse of Sensitive Information, or any other act or omission that has compromised the confidentiality, security, or integrity of Sensitive Information or IT Systems; or (ii) phishing or other cyberattack that results in a monetary loss or business disruption.

“Sensitive Information” means (i) all Personal Information; and (ii) other confidential or proprietary business or customer data and trade secret information.

“Software” means any (a) computer programs, including all software implementations of algorithms, models and methodologies, whether in source code or object code, (b) technical databases and compilations, including all technical data and collections of data, whether machine readable or otherwise, including program files, data files, computer-related data, field and technical data definitions and relationships, data definition specifications, data models, program and system logic, interfaces, program modules, routines, sub-routines, algorithms, program architecture, design concepts, system designs, program structure, sequence and organization, screen displays and report layouts, (c) descriptions, flow charts and other work product used to design, plan, organize and develop any of the foregoing, screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons and icons and (d) all documentation including user manuals and other training documentation related to any of the foregoing, and any improvements, updates, upgrades or derivative works of any of the foregoing.

Annex I-9

“Subsidiary” of a Person means any other Person with respect to which the first Person (a) has the right to elect a majority of the board of directors or other Persons performing similar functions or (b) beneficially owns more than fifty percent (50%) of the voting stock (or of any other form of voting or controlling equity interest in the case of a Person that is not a corporation), in each case, directly or indirectly through one or more other Persons.

“Tax” or “Taxes” means all taxes, governmental fees, levies, duties, tariffs, imposts, and other similar charges and assessments, including any income, alternative or add-on minimum, gross income, estimated, gross receipts, net worth, sales, use, ad valorem, value added, transfer, franchise, capital stock, profits, license, registration, withholding, payroll, social security (or similar), employment, unemployment, disability, excise, severance, stamp, occupation, premium, property (real, tangible or intangible), , medical device excise, hospital, health, insurance, environmental (including taxes under former Section 59A of the Code), windfall profit tax, custom duty, or other tax, governmental fee or other like assessment or charge in the nature of a tax, including any interest, penalty, or addition thereto.

“Tax Returns” means any return, report, information statement, declaration, claim for refund, form or other document, including any schedule or attachment thereto, and including any amendment thereof, filed or required to be filed with respect to Taxes.

“Technology” means all inventions, works, discoveries, innovations, know-how, information (including ideas, research and development, formulas, algorithms, compositions, processes and techniques, data, designs, drawings, specifications, graphics, illustrations, artwork, documentation, and manuals), systems, databases, computer software, firmware, computer hardware, integrated circuits and integrated circuit masks, electronic, electrical, and mechanical equipment, and all other forms of technology, including improvements, modifications, works in process, derivatives, or changes, whether tangible or intangible, embodied in any form, whether or not protectable or protected by Intellectual Property, and all documents and other materials recording any of the foregoing.

“Trade Secrets” means trade secrets and any other confidential information, including ideas, research and development, know-how, specifications, drawings, prototypes, models, designs, manufacturing, production and other processes and techniques, schematics, engineering, production and other designs, business methods, customer lists and supplier lists.

“Trademarks” means trademarks, service marks, corporate names, trade names, brand names, product names, logos, slogans, trade dress, certifications and other indicia of source or origin, any applications and registrations for any of the foregoing and all renewals and extensions thereof, and all goodwill associated therewith and symbolized thereby.

“Vested Option” means a Company Option that is outstanding immediately prior to the Effective Time and that is vested or would automatically vest upon consummation of the Merger pursuant to this Agreement or the terms of the underlying Option agreement in effect as of the date hereof.

Annex I-10

“Vested PRSU” means a Company PRSU that is outstanding immediately prior to the Effective Time and that is vested or would automatically vest upon consummation of the Merger pursuant to this Agreement or the terms of the underlying PRSU agreement in effect as of the date hereof.

“Vested RSU” means a Company RSU that is outstanding immediately prior to the Effective Time and that is vested or would automatically vest upon consummation of the Merger pursuant to this Agreement or the terms of the underlying RSU agreement in effect as of the date hereof.

Annex I-11

Annex II
FORM OF AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
Asensus Surgical, Inc.

1.	The name of this corporation is: Asensus Surgical, Inc. (hereinafter, this “Corporation”).

2.

The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

3.	The purpose of this Corporation is to engage in any lawful act or activity for which corporations may be organized in accordance with the General Corporation Law of the State of Delaware (the “DGCL”).

4.

The total number of shares of stock which this Corporation will have authority to issue is One Hundred (100) shares of Common Stock, $0.001 par value per share], amounting in the aggregate to One-Tenth of a Dollar ($0.10). Except as otherwise provided by law, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes. Each share of the Common Stock shall have one vote and the Common Stock shall vote together as a single class.

5.

The business and affairs of this Corporation will be managed by or under the direction of the board of directors. Elections of directors need not be by written ballot unless the bylaws of this Corporation will provide.

6.

Any one or more directors may be removed, with or without cause, by the vote or written consent of the holders of a majority of the issued and outstanding shares of capital stock of the Corporation entitled to be voted in the election of directors.

7.

In furtherance and not in limitation of the powers conferred by the DGCL, the board of directors is expressly authorized to make, amend or repeal the bylaws or adopt new bylaws without any action on the part of the stockholders of this Corporation; provided, however, that any bylaw adopted or amended by the board of directors, and any powers thereby conferred, may be amended, altered or repealed by the stockholders of this Corporation.

8.

Meetings of stockholders may be held within or without the State of Delaware, as the bylaws may provide. The books of this Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the bylaws of this Corporation.

9.

The following provisions are inserted to limit the liability of directors and officers of the Corporation to the fullest extent of the law allowable and for the conduct of the affairs of the Corporation, and it is expressly provided that they are intended to be in furtherance and not in limitation or exclusion of the powers conferred by law,

(a)     No director shall be personally liable to the Corporation or its stockholders for monetary damages for breach of such director’s fiduciary duty as a director, except (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for paying a dividend or approving a stock repurchase which was illegal under section 174 of Title 8 of the Delaware Code relating to the DGCL; or (iv) for any transaction from which the director derived an improper personal benefit.

Annex II-I

(b)    The Corporation may indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with such action, suit or proceeding if they acted in good faith in a manner they reasonably believed to be in or not opposed to the best interest of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which they reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful.

(c)    The Corporation may indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or as serving at the request of the Corporation, as a director, officer, employee or agent of the Corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by them in connection with the defense or settlement of such action or suit if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application, that despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

(d)    To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to herein or in defense of any claim, issue or matter therein, such director, officer, employee or agent of the Corporation shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by them in connection therewith.

Annex II-2

(e)    Any indemnification under paragraphs herein (unless ordered by a court) shall be made by the Corporation upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because such director, officer, employee or agent has met the applicable standard of conduct set forth in said paragraphs. Such determination shall be made (1) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

(f)    The Corporation may pay expenses incurred by defending a civil or criminal action, suit or proceeding in advance of the final disposition of such action, suit or proceeding in the manner provided herein upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall be ultimately determined that such director, officer, employee or agent is not entitled to be indemnified by the Corporation as authorized in this Article.

The indemnification and advancement of expenses provided for herein shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(g)    The indemnification and advancement of expenses provided herein or granted pursuant to this provision shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or of any disinterested directors or otherwise, both as to action in such director, officer, employee or agent’s official capacity and as to action in another capacity while holding such office.

(h)    The Corporation may purchase and maintain insurance on behalf of any person who is or was serving the Corporation in any capacity referred to hereinabove against any liability asserted against such person and incurred by them in such capacity, or arising out of their status as such, whether or not the Corporation would have the power to indemnify them against such liability under the provisions herein.

The provisions herein shall be applicable to all claims, actions, suits, or proceedings made or commenced after the adoption hereof, whether arising from acts or omissions to act occurring before or after the adoption hereof.

10.

This Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

* * *

Annex II-2

Appendix B

Opinion of Jefferies LLC

June 6, 2024

The Board of Directors

Asensus Surgical, Inc.

1 TW Alexander Drive, Suite 160

Durham, North Carolina 27703

The Board of Directors:

We understand that Asensus Surgical, Inc., a Delaware corporation (“Asensus”), KARL STORZ Endoscopy-America, Inc., a California corporation (“KARL STORZ Endoscopy”) and subsidiary of KARL STORZ SE & Co. KG, a company organized under the laws of Germany (“KARL STORZ”), and Karl Storz California Inc., a California corporation and wholly owned subsidiary of KARL STORZ Endoscopy (“Merger Subsidiary”), propose to enter into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which, among other things, (i) Merger Subsidiary will merge with and into Asensus (the “Merger”) and (ii) each outstanding share of the common stock, par value $0.001 per share, of Asensus (“Asensus Common Stock”) will be converted in the Merger into the right to receive $0.35 in cash (the “Consideration”).  The terms and conditions of the Merger are more fully set forth in the Merger Agreement.

You have asked for our opinion as to whether the Consideration to be received in the Merger by holders of Asensus Common Stock (other than, as applicable, KARL STORZ, KARL STORZ Endoscopy, Merger Subsidiary and their respective affiliates) pursuant to the Merger Agreement is fair, from a financial point of view, to such holders.

In arriving at our opinion, we have, among other things:

(i)	reviewed a draft, dated June 6, 2024, of the Merger Agreement;

(ii)	reviewed certain publicly available financial and other information relating to Asensus;

(iii)

reviewed certain information furnished to us by the management of Asensus relating to the business, operations and prospects of Asensus, including certain financial forecasts and estimates provided to or discussed with us by the management of Asensus assuming that Asensus continues as a going concern and after giving effect to assumed equity financings;

(iv)

held discussions with members of the senior management of Asensus regarding the business, operations and prospects of Asensus and the other matters described in clauses (ii) and (iii) above, including the liquidity needs of and capital resources available to Asensus and going concern uncertainties;

(v)	reviewed historical trading prices for Asensus Common Stock; and

(vi)	conducted such other financial studies, analyses and investigations as we deemed appropriate.

The Board of Directors

Asensus Surgical, Inc.

June 6, 2024

In our review and analysis and in rendering this opinion, we have assumed and relied upon, but have not assumed any responsibility to independently investigate or verify, the accuracy and completeness of all financial and other information that was supplied or otherwise made available by Asensus or that was publicly available to us (including, without limitation, the information described above) or otherwise reviewed by us.  We have relied on assurances of the management and other representatives of Asensus that they are not aware of any facts or circumstances that would make such information incomplete, inaccurate or misleading.  In our review, we have not made or obtained an independent evaluation or appraisal of any of the assets or liabilities (contingent, accrued, derivative, off-balance sheet or otherwise), nor have we conducted a physical inspection of any of the properties or facilities, of Asensus or any other entity and we have not been furnished with, and assume no responsibility to obtain or conduct, any such evaluations, appraisals or physical inspections.  We also have not evaluated the solvency or fair value of Asensus or any other entity under any state or federal laws relating to bankruptcy, insolvency or similar matters.  In addition, our analyses and opinion do not consider any actual or potential arbitration, litigation, claims or possible unasserted claims, audits, investigations or other proceedings involving or affecting Asensus or any other entity.

With respect to the financial forecasts and estimates provided to and reviewed by us, we note that projecting future results of any company is inherently subject to uncertainty.  However, we have been advised, and we have assumed, that the financial forecasts and estimates relating to Asensus, after giving effect to assumed equity financings reflected therein, that we have been directed to utilize for purposes of our analyses and opinion have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Asensus as to, and are an appropriate basis upon which to evaluate, the future financial performance of Asensus (assuming Asensus continues to operate as a going concern) and the other matters covered thereby.  We express no opinion as to any financial forecasts or estimates or the assumptions on which they are based.

We have relied upon the assessments of the management of Asensus as to, among other things, (i) the potential impact on Asensus of market, competitive, macroeconomic, geopolitical and other conditions, trends and developments in and prospects for, and governmental, regulatory and legislative matters relating to or otherwise affecting, the healthcare industry, including the medical device and manufacturing sector thereof, or the operations of Asensus, (ii) the capital funding requirements for Asensus’ operations, the ability of Asensus to access necessary debt or equity financing or effect alternative transactions for such funding requirements and the likely impact of any such financing or alternative transactions on Asensus, (iii) the transactions involving Asensus and SOFAR, S.p.A. and the bridge loan from KARL STORZ, including expected financial payments and other obligations and aspects, (iv) the products, product candidates and services of, and technology, patents and other intellectual property utilized in, Asensus’ business (including, without limitation, with respect to the development, manufacturing, commercialization and licensing of such products and product candidates and associated risks), and (v) existing and future agreements and other arrangements involving, and ability to attract, retain and/or replace, key employees, customers, suppliers, licensees, distributors and other commercial relationships of Asensus.  As you are aware, Asensus’ Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and the consolidated financial statements for such fiscal year included therein indicated that Asensus’ anticipated capital needs in conjunction with past recurring losses, lack of positive cash flow and an accumulated deficit raise substantial doubt regarding Asensus’ ability to continue as a going concern in the near term and that Asensus will need to obtain additional financing to proceed with its business plan.  We have assumed that there will not be any developments with respect to any such matters that would be meaningful in any respect to our analyses or opinion.

The Board of Directors

Asensus Surgical, Inc.

June 6, 2024

Our opinion is based on economic, monetary, regulatory, market and other conditions existing, and which can be evaluated, as of the date hereof.  We expressly disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting our opinion of which we become aware after the date hereof.  As you are aware, the credit, financial and stock markets, the industry and sector in which Asensus operates and the securities of Asensus have experienced and may continue to experience volatility and disruptions and we express no view or opinion as to any potential effects of such volatility or disruptions on Asensus or the Merger.

We have made no independent investigation of, and we express no view or opinion as to, any legal, regulatory, accounting or tax matters affecting or relating to Asensus or the Merger and we have assumed the correctness in all respects meaningful to our analyses and opinion of all legal, regulatory, accounting and tax advice given to Asensus and/or the Board of Directors of Asensus (the “Board”), including, without limitation, with respect to changes in, or the impact of, accounting standards or tax and other laws, regulations and governmental and legislative policies affecting Asensus or the Merger and legal, regulatory, accounting and tax consequences to Asensus or its securityholders of the terms of, and transactions contemplated by, the Merger Agreement.  We also have assumed that the Merger will be consummated in accordance with its terms without waiver, modification or amendment of any material term, condition or agreement and in compliance with all applicable laws, documents and other requirements and that, in the course of obtaining the necessary governmental, regulatory or third-party approvals, consents, waivers and releases for the Merger or otherwise, including with respect to any divestitures or other requirements, no delay, limitation, restriction or condition will be imposed or occur that would have an adverse effect on Asensus or the Merger or that otherwise would be meaningful in any respect to our analyses or opinion.  We further have assumed that the final Merger Agreement, when signed by the parties thereto, will not differ from the draft reviewed by us in any respect meaningful to our analyses or opinion.

As you are aware, in connection with our engagement, we were not requested to, and we did not, solicit indications of interest or proposals from third parties regarding the possible acquisition of all or a part of Asensus or any alternative transaction. Our opinion does not address the relative merits of the Merger or other transactions contemplated by the Merger Agreement as compared to any alternative transaction or opportunity that might be available to Asensus, nor does it address the underlying business decision by Asensus to engage in the Merger or other transactions contemplated thereby or the terms of the Merger Agreement, including the form or structure of the Merger or any term, aspect or implication of any agreements, arrangements or understandings entered into in connection with, or contemplated by or resulting from, the Merger or otherwise.  Our opinion is limited to the fairness, from a financial point of view and as of the date hereof, of the Consideration to be received by holders of Asensus Common Stock (to the extent expressly specified herein), without regard to individual circumstances of specific holders (whether by virtue of control, voting or consent, liquidity, contractual arrangements or otherwise) that may distinguish such holders or the securities of Asensus held by such holders, and our opinion does not in any way address proportionate allocation or relative fairness among such holders, holders of any other securities of Asensus or otherwise.  We have not been asked to, and our opinion does not, address the fairness, financial or otherwise, of any consideration to the holders of any class of securities, creditors or other constituencies of Asensus or any other party.  Furthermore, we express no view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation or other consideration payable to or to be received by any officers, directors or employees, or any class of such persons, in connection with the Merger relative to the Consideration or otherwise.  We also express no view or opinion as to the prices at which shares of Asensus Common Stock or any other securities of Asensus may trade or otherwise be transferable at any time, including following announcement or consummation of the Merger.  The issuance of our opinion has been authorized by the Fairness Committee of Jefferies LLC.

The Board of Directors

Asensus Surgical, Inc.

June 6, 2024

It is understood that our opinion is for the use and benefit of the Board (in its capacity as such) in its evaluation of the Consideration from a financial point of view.  Our opinion does not constitute a recommendation as to how the Board or any securityholder should vote or act with respect to the Merger or any other matter.

We have been engaged to act as financial advisor to Asensus in connection with the Merger and will receive a fee for our services, of which a portion is payable upon delivery of this opinion and the principal portion is contingent upon consummation of the Merger.  In addition, Asensus has agreed to reimburse us for expenses incurred in connection with our engagement and to indemnify us against liabilities arising out of or in connection with the services rendered and to be rendered by us under such engagement.

Although we and our affiliates have not provided financial advisory or financing services to Asensus or  KARL STORZ during the past two years for which we and our affiliates have received compensation, we and our affiliates in the future may provide such services to Asensus, KARL STORZ and/or their respective affiliates for which services we and/or our affiliates would expect to receive compensation.  In the ordinary course of business, we and our affiliates may trade or hold securities or financial instruments (including loans and other obligations) of Asensus, KARL STORZ and/or their respective affiliates for our own account and for the accounts of our customers and, accordingly, may at any time hold long or short positions or otherwise effect transactions in those securities or financial instruments.

Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the Consideration to be received in the Merger by holders of Asensus Common Stock (other than, as applicable, KARL STORZ, KARL STORZ Endoscopy, Merger Subsidiary and their respective affiliates) pursuant to the Merger Agreement is fair, from a financial point of view, to such holders.

Very truly yours,

JEFFERIES LLC

Appendix C

Statutory Rights to Appraisal Provisions

8 Del.C. § 262. Appraisal rights

(a)          Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository; the words “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person; and the word “person” means any individual, corporation, partnership, unincorporated association or other entity.

(b)          Appraisal rights shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation in a merger, consolidation, conversion, transfer, domestication or continuance to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title (other than, in each case and solely with respect to a converted or domesticated corporation, a merger, consolidation, conversion, transfer, domestication or continuance authorized pursuant to and in accordance with the provisions of § 265 or § 388 of this title):

(1)          Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders, or at the record date fixed to determine the stockholders entitled to consent pursuant to § 228 of this title, to act upon the agreement of merger or consolidation or the resolution providing for the conversion, transfer, domestication or continuance (or, in the case of a merger pursuant to § 251(h) of this title, as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2)          Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation if the holders thereof are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, transfer, domestication or continuance, pursuant to § 251, § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title to accept for such stock anything except:

a.          Shares of stock of the corporation surviving or resulting from such merger or consolidation, or of the converted entity or the entity resulting from a transfer, domestication or continuance if such entity is a corporation as a result of the conversion, transfer, domestication or continuance, or depository receipts in respect thereof;

b.          Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger, consolidation, conversion, transfer, domestication or continuance will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c.          Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d.          Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3)          In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(4)          [Repealed.]

(c)          Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation, the sale of all or substantially all of the assets of the corporation or a conversion effected pursuant to § 266 of this title or a transfer, domestication or continuance effected pursuant to § 390 of this title. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.

(d)          Appraisal rights shall be perfected as follows:

(1)          If a proposed merger, consolidation, conversion, transfer, domestication or continuance for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations or the converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and, § 114 of this title, if applicable) may be accessed without subscription or cost. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger, consolidation, conversion, transfer, domestication or continuance, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger, consolidation, conversion, transfer, domestication or continuance shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity shall notify each stockholder of each constituent or converting, transferring, domesticating or continuing corporation who has complied with this subsection and has not voted in favor of or consented to the merger, consolidation, conversion, transfer, domestication or continuance, and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section, of the date that the merger, consolidation or conversion has become effective; or

(2)          If the merger, consolidation, conversion, transfer, domestication or continuance was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent, converting, transferring, domesticating or continuing corporation before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, or the surviving, resulting or converted entity within 10 days after such effective date, shall notify each stockholder of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation who is entitled to appraisal rights of the approval of the merger, consolidation, conversion, transfer, domestication or continuance and that appraisal rights are available for any or all shares of such class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting, transferring, domesticating or continuing corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and § 114 of this title, if applicable) may be accessed without subscription or cost. Such notice may, and, if given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, shall, also notify such stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving, resulting or converted entity the appraisal of such holder’s shares; provided that a demand may be delivered to such entity by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs such entity of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, either (i) each such constituent corporation or the converting, transferring, domesticating or continuing corporation shall send a second notice before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance notifying each of the holders of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation that are entitled to appraisal rights of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance or (ii) the surviving, resulting or converted entity shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation or entity that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation or the converting, transferring, domesticating or continuing corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(3)          Notwithstanding subsection (a) of this section (but subject to this paragraph (d)(3)), a beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with either paragraph (d)(1) or (2) of this section, as applicable; provided that (i) such beneficial owner continuously owns such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of this section and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by the surviving, resulting or converted entity hereunder and to be set forth on the verified list required by subsection (f) of this section.

(e)          Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity, or any person who has complied with subsections (a) and (d) of this section and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance. Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person who has complied with the requirements of subsections (a) and (d) of this section, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the surviving, resulting or converted entity a statement setting forth the aggregate number of shares not voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2) of this title)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand pursuant to paragraph (d)(3) of this section, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). Such statement shall be given to the person within 10 days after such person’s request for such a statement is received by the surviving, resulting or converted entity or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section, whichever is later.

(f)          Upon the filing of any such petition by any person other than the surviving, resulting or converted entity, service of a copy thereof shall be made upon such entity, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached by such entity. If the petition shall be filed by the surviving, resulting or converted entity, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving, resulting or converted entity and to the persons shown on the list at the addresses therein stated. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving, resulting or converted entity.

(g)          At the hearing on such petition, the Court shall determine the persons who have complied with this section and who have become entitled to appraisal rights. The Court may require the persons who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Court may dismiss the proceedings as to such person. If immediately before the merger, consolidation, conversion, transfer, domestication or continuance the shares of the class or series of stock of the constituent, converting, transferring, domesticating or continuing corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger, consolidation, conversion, transfer, domestication or continuance for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

(h)          After the Court determines the persons entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger, consolidation, conversion, transfer, domestication or continuance, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger, consolidation, conversion, transfer, domestication or continuance through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger, consolidation or conversion and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving, resulting or converted entity may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving, resulting or converted entity or by any person entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under this section.

(i)          The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving, resulting or converted entity to the persons entitled thereto. Payment shall be so made to each such person upon such terms and conditions as the Court may order. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving, resulting or converted entity be an entity of this State or of any state.

(j)          The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section who participated in the proceeding and incurred expenses in connection therewith, the Court may order all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal not dismissed pursuant to subsection (k) of this section or subject to such an award pursuant to a reservation of jurisdiction under subsection (k) of this section.

(k)          Subject to the remainder of this subsection, from and after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, no person who has demanded appraisal rights with respect to some or all of such person’s shares as provided in subsection (d) of this section shall be entitled to vote such shares for any purpose or to receive payment of dividends or other distributions on such shares (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger, consolidation, conversion, transfer, domestication or continuance). If a person who has made a demand for an appraisal in accordance with this section shall deliver to the surviving, resulting or converted entity a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares in accordance with subsection (e) of this section, either within 60 days after such effective date or thereafter with the written approval of the corporation, then the right of such person to an appraisal of the shares subject to the withdrawal shall cease. Notwithstanding the foregoing, an appraisal proceeding in the Court of Chancery shall not be dismissed as to any person without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just, including without limitation, a reservation of jurisdiction for any application to the Court made under subsection (j) of this section; provided, however that this provision shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, as set forth in subsection (e) of this section. If a petition for an appraisal is not filed within the time provided in subsection (e) of this section, the right to appraisal with respect to all shares shall cease.

(l)          The shares or other equity interests of the surviving, resulting or converted entity to which the shares of stock subject to appraisal under this section would have otherwise converted but for an appraisal demand made in accordance with this section shall have the status of authorized but not outstanding shares of stock or other equity interests of the surviving, resulting or converted entity, unless and until the person that has demanded appraisal is no longer entitled to appraisal pursuant to this section.

ASENSUS SURGICAL
P.O. BOX 8016, CARY, NC 27512-9903

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Asensus Surgical, Inc.

Special Meeting of Stockholders

For Stockholders of record as of June 28, 2024

Wednesday, August 7, 2024 10:00 AM, Eastern Time

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This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Shameze Rampertab and Joshua Weingard (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Asensus Surgical, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, **IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATIONS.** This proxy, when properly executed, will be voted in the manner directed herein.

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Asensus Surgical, Inc. Special Meeting of Stockholders

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3

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